FIRST AMERICAN
                                                  INVESTMENT FUNDS, INC.



                                      BOND
                                      FUNDS


                                    [PHOTOS]

                                                      [GRAPHIC] 98
                                                1998 ANNUAL REPORT




[LOGO] FIRST AMERICAN
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS

-------------------------
HIGHER RETURN
POTENTIAL
-------------------------

  SECTOR FUNDS

  INTERNATIONAL FUNDS

  SMALL CAP FUNDS

  MID CAP FUNDS

  LARGE CAP FUNDS

  STRATEGY FUNDS

  BOND FUNDS
  Adjustable Rate Mortgage Securities
  Fixed Income
  Intermediate Government Bond
  Intermediate Term Income
  Limited Term Income
  Strategic Income

  TAX FREE BOND FUNDS

  MONEY MARKET FUNDS

-------------------------
   LOWER RETURN
   POTENTIAL
-------------------------


INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. SUPPORTED BY EXTENSIVE RESEARCH AND A HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


TABLE OF CONTENTS
------------------------------------------------------------------------------
MESSAGE TO SHAREHOLDERS                                            1
------------------------------------------------------------------------------
STRATEGIES FOR UNCERTAIN MARKETS                                   2
------------------------------------------------------------------------------
BOND FUNDS OVERVIEW                                                4
------------------------------------------------------------------------------
    Adjustable Rate Mortgage Securities                            5
------------------------------------------------------------------------------
    Fixed Income                                                   6
------------------------------------------------------------------------------
    Intermediate Government Bond                                   7
------------------------------------------------------------------------------
    Intermediate Term Income                                       8
------------------------------------------------------------------------------
    Limited Term Income                                            9
------------------------------------------------------------------------------
    Strategic Income                                              10
------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                      11
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS                                          12
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                          30
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                32
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                              34
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     38
------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS                                            48
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS                                       SEPTEMBER 30, 1998


DEAR SHAREHOLDERS:

    On behalf of the board of directors of First American Investment Funds, Inc., I would like to extend a warm welcome to all new shareholders and express my appreciation to our long-term shareholders for your continued support.

        Investors will remember this past year as one of the most volatile periods in recent history. During the first half of 1998, the financial markets staged a remarkable rally that sent the Dow Jones Industrial Average to record highs.

        In mid July, the markets suddenly reversed course, all but erasing the year's gains. Since then, the markets have fluctuated, with dramatic price swings becoming commonplace.

        During challenging times, it's more important than ever to focus on the fundamentals, including diversification among equity, bond and money market mutual funds to create balanced portfolios. Please take a few moments to read the article on the next page, "Strategies for Uncertain Markets," to learn how asset allocation can help tame volatile returns and produce more consistency in all market environments. You may also want to meet with your investment professional to review your long-term goals and fine-tune your portfolio accordingly.

        To provide further diversification opportunities, we recently introduced six new funds: Minnesota Tax Free, Tax Free, Adjustable Rate Mortgage Securities, Strategic Income, Mid Cap Growth, and Emerging Markets. We currently offer 38 mutual funds within our fund family to meet the needs of any investor.

        As you review this annual report, you will notice that we start off with an overview of market conditions, followed by comments from portfolio managers explaining how those conditions affected each fund. We hope that you find this format useful in helping you understand your investment.

        Again, the board of directors thanks you for your support and confidence in the First American family of funds.

    Sincerely,

    /s/ VIRGINIA L. STRINGER

    VIRGINIA L. STRINGER
    Chairman
    First American Investment Funds, Inc.


                            1       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STRATEGIES FOR UNCERTAIN MARKETS


After eight consecutive years of unprecedented economic growth and prosperity, the third quarter of 1998 provided investors with a textbook example of market volatility. A host of bad news, from Russia's default on its debts to Asia's worsening recession and its potential impact on the U.S. economy, sent equity markets into a tailspin. Over the span of one month, the Dow plummeted nearly 20 percent from its mid-July high of 9337 to totter on the brink of a bear market. Even though the Dow rallied early in the fourth quarter, some investors wonder if the market's golden days are over.

Experienced investors don't attempt to predict how markets will perform in the coming months. They recognize that markets move in cycles and that an investment lifetime will include both bull and bear markets--and perhaps several of them over the decades. Regardless of market volatility, they remind themselves that stocks and bonds remain the best long-term investments.


DIVERSIFICATION IS THE NAME OF THE GAME
--------------------------------------------------------------------------------

While it's easy to be tempted by the promise of a single investment based on its short-term performance, experienced investors also spread their dollars among several types of investments (stocks, bonds and cash) as well as different investment styles (large cap stocks, small cap stocks, international, growth, value, etc.) to limit risk and earn more balanced returns. This diversification strategy--known as asset allocation--alleviates confusion by helping you ride out periods of uncertainty more successfully. It's a disciplined investment approach that allows you to weather changes in the market.

Asset allocation is also one of the most important variables in the performance of your mutual fund investments. When you diversify among different types of assets, you benefit from using a range of investments, some of which will perform better than others in different market conditions. In tandem, these investments can potentially yield better results over time.


DIVERSIFICATION CAN HELP REDUCE MARKET VOLATILITY IN YOUR PORTFOLIO
-------------------------------------------------------------------

Any particular asset class may perform better--or worse--than another in a given year. By blending multiple asset classes at the same time, you can limit risk and improve long-term performance opportunities.

The following is a bar chart depicting annual return percentages for various asset classes.

                                  [BAR CHART]

        Lehman Brothers    Standard & Poor's                      Morgan Stanley
          Aggregate          500 Composite      Russell 2000        EAFE Index
           (Bonds)            (Large Cap)      (Small Stocks)    (Int'l. Stocks)
           -------            -----------      --------------    ---------------

1987        2.75                 5.25               -8.77             23.19
1988        7.89                16.61               24.89             26.90
1989       14.53                31.69               16.24              9.01
1990        8.95                -3.10              -19.51            -24.71
1991       16                   30.47               46.05             10.19
1992        7.40                 7.62               18.41            -13.89
1993        9.75                10.08               18.91             30.50
1994       -2.92                 1.32               -1.82              6.24
1995       18.48                37.58               28.44              9.42
1996        3.61                22.96               16.49              4.4
1997        9.65                33.36               22.36              0.24

Expressed as annual return percentages from 1987 to 1997, Source: Micropal. The above rankings among fund's investment categories are based on index average annual total return figures. Past performance does not guarantee future returns.
--------------------------------------------------------------------------------

TAKING A SMART STRATEGY ONE STEP FURTHER
--------------------------------------------------------------------------------

Chances are that you already own a balanced portfolio of mutual funds. Yet you may want to take a closer look at your holdings to ensure that your portfolio remains in balance. For example, if large-cap or domestic U.S. stocks formed the core of your holdings, the gains posted in these sectors over the past several years may have sent your overall asset allocation out of proportion. You may want to meet with your investment professional to reallocate funds back to your intended investment mix.


WHY FOCUS ON ASSET ALLOCATION?
------------------------------

Selection and combination of asset classes is much more important than the selection of individual options. Less than 10 percent of your return relates to a particular investment or the time you decide to buy or sell.

Source: Brinson, Singer and Beebower, "Determinants of Portfolio Performance," Financial Analysts Journal, May-June 1991

The following is a pie chart depicting the importance of asset allocation.

                                  [PIE CHART]

                           92%  Asset Allocation
                            5%  Security Selection
                            2%  Market Timing
                            1%  Other


REVISIT YOUR RISK TOLERANCE
--------------------------------------------------------------------------------

Can you tolerate market fluctuations without undue concern? If not, you may wish to sit down with your investment professional to review your risk tolerance and reposition your assets accordingly. You might also reconsider your investment strategies if you plan to tap your assets within the next year or two to pay for a child's education, a new home or another significant expense. Simply put, you wouldn't want to be caught with the market at a low point while having to withdraw funds at that time.


TIME WILL TELL
--------------------------------------------------------------------------------

In closing, the past six months reinforce the value of asset allocation. An asset allocation program can help you build a balanced portfolio and cushion you against losses you can least afford at critical periods of your life. And keep the big picture in focus: bull and bear markets will come and go, yet over the long term, stocks and bonds remain your best bet.

BOND FUNDS OVERVIEW


The long-term bull market in bonds reached a feverish pitch during the fiscal year as financial turmoil overseas slowed world growth and sent investors scurrying for safety. The primary beneficiary of the global flight to quality was the Treasury sector of the U.S. fixed-income market. Over the fiscal year ended September 30, 1998, yields on long-term Treasury bonds fell by about 1.6%, to the lowest level since 1967. During the same period, yields on five-year Treasury notes also plunged by about 1.6%.

    However, not all bonds participated equally in the rally. In fact, prices of high-yield debt actually tumbled this summer as a severe liquidity crisis developed in the aftermath of financial turmoil in Russia and Latin America. Even spreads between Treasuries and government agency securities widened, in part because of credit concerns and wider spreads in the swap market.

    Entering the fiscal year, the funds were positioned to benefit from a continuation of secular disinflation and an easing of domestic cyclical inflationary pressure. While we were pleased to participate in the bond rally that ensued, we now believe that the long-term sector of the market has come too far, too fast and that prices are in danger of correcting. In time, however, we expect that global overcapacity will continue to exert downward pressure on commodity and goods prices, helping to sustain the bull market across the fixed-income asset class.

    We have gradually begun adding higher-yielding bonds to our portfolios as spreads for asset-backed, mortgage, and corporate issues widened to nearly historic levels over the final weeks of the fiscal year. While we do not expect spreads to contract anytime soon, we do believe that the domestic economy will stabilize and that a degree of liquidity will return to all sectors of the fixed-income market.


The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 2.00% on Adjustable Rate Mortgage Securities and Limited Term Income funds, 3.00% on the Intermediate Government Bond Fund, 3.75% on the Fixed Income and Intermediate Term Income Funds, and 4.50% on the Strategic Income Fund. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.


                            4       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
ADJUSTABLE RATE MORTGAGE SECURITIES


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME ALONG WITH A HIGH DEGREE OF PRINCIPAL STABILITY FROM A PORTFOLIO OF MORTGAGE-RELATED SECURITIES

During the fiscal year ended September 30, 1998, the Adjustable Rate Mortgage Securities Fund achieved a total return of 5.56%.

    Over the reporting period, the yield on two-year Treasury notes plunged by more than 1.25% as the economic turmoil overseas reduced inflationary expectations at home. Also, long-term mortgage rates dropped to the lowest levels since the 1960s, causing many adjustable-rate mortgage holders to convert to traditional mortgages. However, the fund was holding about 30% of assets in fixed-rate securities early in the fiscal year and benefited from the stable yield and subsequent price appreciation in these issues as interest rates declined. Later, the fund took profits on a portion of its fixed-rate holdings and rolled the proceeds into lower-coupon adjustable rate securities.

    The fund increased the amount of adjustable rate mortgages it holds that are tied to the District 11 Cost-of-Funds Index, a benchmark that lags the trend in short-term rates by a significant amount. This strategy reflects the fund's view that short-term interest rates will decline further in coming months.

    The fund will continue to be managed in a way that recognizes the desire of shareholders for a consistent income stream and minimal fluctuation in principal value. We are optimistic that the generally favorable conditions which have prevailed in most sectors of the domestic fixed-income market over recent years will continue and believe that the fund will continue to offer solid returns.

VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American     First American     First American
        Adjustable Rate    Adjustable Rate    Adjustable Rate
           Mortgage           Mortgage            Mortgage          Lehman
        Securities Fund,   Securities Fund,   Securities Fund,  Adjustable Rate
           Class A         Class A adjusted       Class Y       Mortgage Index
           -------         ----------------       -------       --------------

1992       $10,000             $ 9,800            $10,000          $10,000
1992       $10,616             $10,404            $10,616          $10,410
1993       $11,275             $11,049            $11,275          $11,004
1994       $10,839             $10,623            $10,839          $11,045
1995       $11,539             $11,308            $11,539          $12,088
1996       $12,297             $12,051            $12,297          $12,873
1997       $13,177             $12,914            $13,177          $13,907
1998       $13,910             $13,632            $13,914          $14,779

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                         1 YEAR    3 YEAR    5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                   5.56%     6.43%     4.29%        5.06%
--------------------------------------------------------------------------------
Class A adjusted                          3.41%     5.73%     3.87%        4.74%
--------------------------------------------------------------------------------
Class Y *                                 5.59%     6.44%     4.30%        5.06%
--------------------------------------------------------------------------------
Lehman Adjustable Rate Mortgage           6.27%     6.93%     6.08%        6.03%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 1/30/92, and the inception date of the class Y shares is 7/31/98. The performance reflected in the graph begins on 1/31/92. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 1/30/92 to 7/31/98 with the performance of class Y shares after its inception on 7/31/98. The cumulative since inception return for class Y shares from 7/31/98 is 1.04%.

The performance presented is that of a predecessor fund, Piper Adjustable Rate Mortgage Securities Fund, which merged with First American Adjustable Rate Mortgage Securities Fund on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            5       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
FIXED INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LIMITED RISK TO CAPITAL FROM A PORTFOLIO OF U.S. GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES

Over the fiscal year ended September 30, 1998, the Fixed Income Fund achieved a total return of 12.29%.

    The fund lengthened its average maturity in late 1997, a move that had a beneficial effect on performance as interest rates declined. However, many investors have become frightened by developments in the global economy and are confused about the implications for domestic markets.

    One of the consequences of this concern was a dramatic widening of credit spreads, or the yield differential between bonds of equal maturity but different credit quality. At the end of 1997, the yield spread between 10-year A-rated corporate bonds and similar-maturity Treasury issues was about .45%. By the end of the fund's fiscal year, however, that spread had more than doubled,to about 1%. Also, the spread between 10-year BBB and AAA corporates widened from .2% as recently as July to roughly .6% at the end of September.

    The fund used the occasion of the dramatically wider credit spreads to add selectively to short-term, high-quality corporate, mortgage, and asset-backed positions. The additional yield captured in these transactions, which reflect credit spreads that are wider than at any time in the last 15 years, should contribute measurably to fund performance as markets become more settled.

    The overall credit quality of the fund remains quite high. The fund's duration is somewhat longer than its benchmark, reflecting our view that interest rates are likely to drop further in coming months. We are optimistic that the generally positive environment that has prevailed for fixed-income securities in recent years will continue and that liquidity concerns which impacted some sectors of the bond market in 1998 will subside.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

                                                                      Lehman
        First American       First American      First American     Government/
      Fixed Income Fund,   Fixed Income Fund,  Fixed Income Fund,   Corporate
           Class A          Class A adjusted        Class Y         Bond Index
           -------          ----------------        -------          ----------

1988       $10,000               $ 9,625            $10,000           $10,000
1989       $11,068               $10,653            $11,068           $11,131
1990       $11,821               $11,377            $11,821           $11,882
1991       $13,434               $12,930            $13,434           $13,768
1992       $15,092               $14,526            $15,092           $15,590
1993       $16,480               $15,862            $16,480           $17,376
1994       $16,001               $15,401            $16,001           $16,657
1995       $18,046               $17,369            $18,059           $19,047
1996       $18,883               $18,175            $18,943           $19,906
1997       $20,443               $19,676            $20,561           $21,815
1998       $22,955               $22,094            $23,164           $24,616

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                               1 YEAR    3 YEAR    5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                        12.29%     8.35%     6.85%      8.66%       8.56%
--------------------------------------------------------------------------------
Class A adjusted                8.06%     6.97%     6.04%      8.25%       8.17%
--------------------------------------------------------------------------------
Class B                        11.54%     7.58%      N/A        N/A        8.10%
--------------------------------------------------------------------------------
Class B adjusted                6.54%     6.41%      N/A        N/A        7.72%
--------------------------------------------------------------------------------
Class Y *                      12.66%     8.65%     7.05%      8.76%       8.65%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond        12.84%     8.92%     7.21%      9.42%       9.43%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/22/87, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The 10-year performance reflected in the graph begins for class A and Y on 9/30/88. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B shares begins on 8/15/94.

*The performance presented links the performance of class A shares from inception on 12/22/87 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 7.52%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            6       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
INTERMEDIATE GOVERNMENT BOND


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS TO PROVIDE CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL FROM A HIGH-QUALITY PORTFOLIO OF U.S. GOVERNMENT SECURITIES

The Intermediate Government Bond Fund achieved a total return of 10.27% over the fiscal year ended September 30, 1998.

    During that period, the fund focused on increasing its duration, searching for relative value in the government market, and keeping the portfolio non-callable. Given our view that economic drag from Asia would ultimately slow the domestic economy and extinguish whatever inflationary embers might have been burning, extending the fund's duration positioned the fund to benefit from the drop in rates that typically accompanies a growth slowdown. As the reporting period ended, the fund's duration was slightly longer than that of its benchmark, the Lehman Intermediate Government Bond Index.

    The fund also took advantage of the exceptional demand for Treasury securities that developed amid the global flight to quality to take profits in that sector. Proceeds were rolled into the agency market, where prices remained cheap relative to Treasuries. As of the end of the fiscal year, the fund's allocation to agency debt stood at 21%, up from 6% in December 1997. To protect against refundings as rates fell, the fund held no callable securities as the reporting period ended.

    Looking forward, we are optimistic that the generally favorable environment which has existed for intermediate-term government securities in recent years will continue and that the fund will continue to generate solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American    First American    First American
            Intermediate      Intermediate      Intermediate      Lehman
             Government        Government        Government    Intermediate
             Bond Fund,        Bond Fund,        Bond Fund,     Government
              Class A       Class A adjusted      Class Y       Bond Index
              -------       ----------------      -------       ----------

1988          $10,000            $9,700           $10,000        $10,000
1989          $10,781           $10,458           $10,781        $10,963
1990          $11,648           $11,298           $11,648        $11,904
1991          $12,844           $12,459           $12,844        $13,520
1992          $13,985           $13,565           $13,985        $15,203
1993          $14,682           $14,242           $14,682        $16,367
1994          $14,517           $14,081           $14,517        $16,121
1995          $15,942           $15,464           $15,942        $17,833
1996          $16,715           $16,214           $16,698        $18,743
1997          $17,895           $17,358           $17,878        $20,210
1998          $19,733           $19,141           $19,696        $22,350

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                 1 YEAR   3 YEAR    5 YEAR   10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                          10.27%    7.37%     6.09%     7.03%       6.99%
--------------------------------------------------------------------------------
Class A adjusted                  6.93%    6.28%     5.46%     6.71%       6.69%
--------------------------------------------------------------------------------
Class Y *                        10.17%    7.30%     6.05%     7.01%       6.98%
--------------------------------------------------------------------------------
Lehman Int. Gov.'t Bond          10.59%    7.82%     6.43%     8.38%       8.37%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/22/87, and the inception date of the class Y shares is 2/4/94. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 12/22/87 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94 is 6.39%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            7       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
INTERMEDIATE TERM INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS TO PROVIDE CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL FROM A PORTFOLIO OF U.S. GOVERNMENT AND AGENCY SECURITIES AND CORPORATE DEBT SECURITIES

During the fiscal year ended September 30, 1998, the Intermediate Term Income Fund achieved a total return of 10.35%.

    The fund lengthened its average maturity in late 1997 to capture the impact on bond prices of the expected decline in interest rates which accompanied the global economic slowdown. Then, as credit spreads widened late in the fiscal year, the fund used the opportunity to buy shorter-term, high-quality corporate, mortgage, and asset-backed bonds. With long-term rates near 30-year lows and yield spreads at their highest levels in 15 years, we believe that rolling a portion of assets into solid, shorter-term paper will contribute measurably to the fund's relative performance as the fixed-income market becomes more settled in coming months.

    Given the magnitude of the global economic crisis, we have made it a priority to maintain the fund's overall credit quality. Accordingly, the fund owns no leveraged derivatives or other high-risk investments that could adversely impact its return during particularly unfavorable market environments.

    As the fiscal year ended, the fund's duration was somewhat longer than its benchmark, reflecting our view that interest rates are likely to drop further in coming months. We remain optimistic that the generally positive environment that has prevailed for fixed-income securities in recent years will continue and that liquidity concerns which impacted some sectors of the bond market during 1998 will subside.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American      First American     First American        Lehman
         Intermediate        Intermediate       Intermediate      Intermediate
       Term Income Fund,   Term Income Fund,  Term Income Fund,    Government/
           Class A         Class A adjusted       Class Y        Corporate Index
           -------         ----------------       -------        ---------------

1992       $10,000              $9,625            $10,000           $10,000
1993       $10,673             $10,273            $10,673           $10,860
1994       $10,562             $10,166            $10,562           $10,680
1995       $11,672             $11,234            $11,672           $11,883
1996       $12,329             $11,867            $12,329           $12,493
1997       $13,216             $12,720            $13,190           $13,517
1998       $14,583             $14,037            $14,544           $14,926

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                        1 YEAR    3 YEAR    5 YEAR    INCEPTION
-------------------------------------------------------------------------------
Class A                                 10.35%     7.71%     6.44%        6.81%
-------------------------------------------------------------------------------
Class A adjusted                         6.21%     6.34%     5.63%        6.11%
-------------------------------------------------------------------------------
Class Y *                               10.27%     7.61%     6.38%        6.76%
-------------------------------------------------------------------------------
Lehman Int. Gov't/Corp. Bond            10.42%     7.89%     6.57%        7.21%
-------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/14/92, and the inception date of the class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 12/14/92 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94 is 6.78%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            8       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
LIMITED TERM INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS TO PROVIDE CURRENT INCOME ALONG WITH A HIGH DEGREE OF PRINCIPAL STABILITY FROM A PORTFOLIO OF U.S. GOVERNMENT AND AGENCY SECURITIES AND CORPORATE DEBT SECURITIES

Over the fiscal year ended September 30, 1998, the Limited Term Income Fund achieved a total return of 6.55%.

    The fund, which consists of a mix of government, mortgage and asset-backed securities, and investment- grade bonds, continued to closely monitor credit quality over the fiscal year. Although yields spreads widened sharply, the fund's emphasis on short-term, high-quality bonds allowed it to weather much of the turbulence that impacted most non-Treasury sectors of the fixed-income market.

    As of September 30, 1998, the average duration of the fund was 1.3 years, a level that is long enough to permit participation in any further decline in interest rates, yet short enough to cushion the effects from any reversal in rates. At that time, the largest segment of the fund was invested in shorter-term, asset-backed securities, followed by mortgage securities with short average lives and short-to-intermediate term corporate bonds.

    Looking forward, the fund will focus on holding high-quality, asset-backed, and corporate securities centered around a two-year maturity. We remain optimistic that the generally positive environment that has prevailed for fixed-income securities in recent years will continue, and that liquidity concerns which impacted some sectors of the bond market during 1998 will subside.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American      First American     First American    Merrill Lynch
         Limited Term        Limited Term       Limited Term         1-Year
         Income Fund,        Income Fund,       Income Fund,      U.S. Treasury
           Class A         Class A adjusted       Class Y             Index
           -------         ----------------       -------        ---------------

1992       $10,000             $ 9,800            $10,000            $10,000
1993       $10,344             $10,137            $10,344            $10,293
1994       $10,573             $10,361            $10,573            $10,552
1995       $11,267             $11,042            $11,267            $11,265
1996       $11,935             $11,697            $11,935            $11,906
1997       $12,662             $12,409            $12,662            $12,646
1998       $13,492             $13,222            $13,492            $13,450

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                           1 YEAR   3 YEAR    5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                     6.55%    6.19%     5.46%       5.33%
--------------------------------------------------------------------------------
Class A adjusted                            4.45%    5.48%     5.02%       4.97%
--------------------------------------------------------------------------------
Class Y *                                   6.55%    6.19%     5.46%       5.33%
--------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury          6.36%    6.09%     5.50%       5.29%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/14/92, and the inception date of the class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 12/14/92 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94 is 5.66%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            9       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

BOND FUNDS
STRATEGIC INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS A HIGH LEVEL OF CURRENT INCOME FROM A COMBINATION OF U.S.
     HIGH QUALITY, HIGH YIELD AND FOREIGN DEBT OBLIGATIONS

Since inception on July 24, 1998, the Strategic Income Fund's cumulative total return was -6.17%.

    During that period, the fund operated in a highly unusual and generally unfriendly environment for global fixed-income securities. While pockets of strength were evident, primarily in U.S. and European government bonds, the high-yield and emerging-market sectors were hurt by fallout from the Russian debt crisis and its implications for Latin American economies.

    The fund used the first weeks of its operation to move toward its goal of allocating assets nearly equally between each of the domestic high-quality, domestic high-yield, and international fixed-income markets. Within the international sector, the fund is in the process of broadening Its exposure to include bonds from both developed and emerging economies. At the time of the fund's inception, the portfolio was significantly underweighted in foreign developed markets. This reallocation process is already well underway. The fund also was underweighted to its target allocation in domestic high yield, and used the occasion of the sharp declines in that sector to accumulate what we believe will prove to be sound investments over a longer-term period.

    We are managing the level of prepayment risk in the domestic high-quality sector by converting a greater share of assets to Treasury securities, by holding a larger amount of lower-coupon mortgages, and through buying mortgage securities that offer prepayment protection or yield-maintenance provisions.

    The fund intends to make only minimal adjustments to its roughly equal allocation between the three major sectors of the global fixed-income market. The fund will, however, focus on targeting those areas within each sector that we believe offer the best combination of risk and reward.

    Despite the generally difficult environment for global fixed-income products since the fund's inception, we are optimistic that a significant degree of confidence, stability, and liquidity will return to the market in coming months. On a longer-term basis, we expect that global overcapacity will continue to keep inflation in check, allowing interest rates in many countries to remain low.


                           10       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INDEPENDENT
AUDITORS' REPORT  SEPTEMBER 30, 1998

      The Board of Directors and Shareholders
      First American Investment Funds, Inc.

      We have audited the accompanying statements of net assets of Adjustable Rate Mortgage Securities Fund, Fixed Income Fund, Intermediate Government Bond Fund, Intermediate Term Income Fund, Limited Term Income Fund, and Strategic Income Fund (funds within First American Investment Funds, Inc.) as of September 30, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered and securities on loan, we request confirmations from brokers or carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph above as of September 30, 1998, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      November 13, 1998


                         11          '98 ANNUAL REPORT     FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


ADJUSTABLE RATE MORTGAGE SECURITIES FUND

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS - 86.7%
FHLMC Pool #350022
   7.250%, 11/01/16 (A)                         $5,042          $5,212
FHLMC Pool #350036
   7.250%, 01/01/17 (A)                            617             630
FHLMC Pool #606505
   7.265%, 08/01/20 (A)                          5,607           5,750
FHLMC Pool #785781
   6.522%, 02/01/27 (A)                          4,208           4,295
FHLMC Pool #N96388
   5.500%, 04/01/03                              1,549           1,546
FHLMC Pool #G40274
   6.000%, 06/01/03                              3,972           4,010
FNMA 1992-196 FA
   5.499%, 11/25/07 (A)                          1,383           1,383
FNMA 1993-65 FC
   5.799%, 06/25/12 (A)                          5,500           5,429
FNMA 1994-12  Cl FB
   5.999%, 01/25/09 (A)                          3,582           3,576
FNMA 1994-30 F
   5.999%, 06/25/23 (A)                          5,125           5,116
FNMA 1994-33 Cl FD
   5.899%, 03/25/09 (A)                          2,000           1,972
FNMA Pool #093872
   6.989%, 11/01/17 (A)                          5,179           5,231
FNMA Pool #102549
   7.409%, 01/01/20 (A)                          1,117           1,147
FNMA Pool #176370
   7.482%, 02/01/22 (A)                            930             956
FNMA Pool #238842
   7.043%, 03/01/28 (A)                          4,640           4,802
FNMA Pool #325073
   7.305%, 10/01/25 (A)                          4,462           4,571
FNMA Pool #415285
   5.792%, 02/01/28 (A)                          8,296           8,436
FNMA Pool #605324
   7.565%, 06/01/18 (A)                          1,044           1,074
FNMA Pool #785730
   6.268%, 12/01/26 (A)                          3,856           3,892
GNMA Pool #008006
   7.000%, 07/20/22 (A)                          4,477           4,577
GNMA Pool #008288
   7.000%, 09/20/23 (A)                          4,595           4,699
GNMA Pool #080213
   5.500%, 07/20/28 (A)                          4,933           4,954
GNMA Pool #8191
   6.875%, 05/20/23 (A)                          5,395           5,507
GNMA Pool #8445
   6.875%, 06/20/24 (A)                          4,963           5,044
GNMA Pool #158777
   9.000%, 05/15/16                                750             800
GNMA Pool #780398
   9.000%, 04/15/21                              1,773           1,902
GNMA Pool #8824
   7.000%, 08/20/21                              4,195           4,291
GNMA Pool #8855
   7.000%, 10/20/21                              3,960           4,040
GNMA Pool #780081
   10.000%, 02/15/25                             1,402           1,549
GNMA Pool #8699
   7.000%, 09/20/25                              4,711           4,790


ADJUSTABLE RATE MORTGAGE SECURITIES FUND (concluded)

DESCRIPTION                           PAR (000)/SHARES      VALUE (000)
-----------------------------------------------------------------------
GNMA Pool #008747
   6.875%, 11/20/25                             $  729          $  740
GNMA Pool #80106
   6.000%, 08/20/27                              3,075           3,121
                                                             ---------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $114,080)                                             115,042
                                                             ---------

OTHER MORTGAGE-BACKED
  OBLIGATION - 3.8%
CMC Securities II 1993-2H A1
   7.263%, 09/25/23 (A)                          5,027           5,099
                                                             ---------
TOTAL OTHER MORTGAGE-BACKED OBLIGATION
   (Cost $5,098)                                                 5,099
                                                             ---------

RELATED PARTY MONEY MARKET
  FUND - 9.2%
First American Prime
   Obligations Fund (B)                     12,216,237          12,216
                                                             ---------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $12,216)                                               12,216
                                                             ---------
TOTAL INVESTMENTS - 99.7%
   (Cost $131,394)                                             132,357
                                                             ---------
OTHER ASSETS AND LIABILITIES, NET - 0.3%                           377
                                                             ---------

NET ASSETS:
Portfolio Capital--Class A
  ($.0001 par value-- 2 billion authorized)
  based on 16,272,728 outstanding shares                       277,537
Portfolio Capital--Class Y
  ($.0001 par value-- 2 billion authorized)
  based on 136 outstanding shares                                    1
Undistributed net investment income                                134
Accumulated net realized loss on investments                  (145,901)
Net unrealized appreciation of investments                         963
                                                             ---------
TOTAL NET ASSETS--100.0%                                     $ 132,734
                                                             ---------

Net asset value, offering price, and redemption
   price per share--Class Y                                  $    8.16
                                                             ---------
Net asset value and redemption
   price per share--Class A                                  $    8.16
                                                             ---------

Maximum sales charge of 2.00% (1)                                 0.17
                                                             ---------
Offering price per share--Class A                            $    8.33
                                                             ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.00%.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this Fund. See also the notes to the financial statements.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                         12         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

FIXED INCOME FUND

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 36.2%
U.S. Treasury Bonds
   7.250%, 05/15/16                             $2,000          $2,483
   7.500%, 11/15/16                              2,000           2,546
   8.125%, 08/15/19                              1,000           1,370
   7.125%, 02/15/23                            159,185         200,992
   6.875%, 08/15/25                             84,060         104,256
U.S. Treasury Notes
   5.625%, 11/30/99                             19,270          19,505
   6.125%, 09/30/00                              1,000           1,033
   6.250%, 10/31/01                             37,265          39,247
   6.250%, 02/15/03                             50,905          54,721
   6.500%, 08/15/05                             60,270          67,804
   6.875%, 05/15/06                             12,585          14,549
U.S. Treasury STRIPS
   0.000%, 11/15/21                             35,515          10,301
                                                             ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $464,143)                                             518,807
                                                             ---------

U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 27.4%
FHLMC 51-VA
   7.000%, 04/17/06                             12,148          12,750
FHLMC 1339-PZ
   8.093%, 07/15/22 (E)                            904           1,012
   8.197%, 07/15/22 (E)                          3,227           3,613
FHLMC 1638-E
   6.250%, 04/15/23                              5,000           5,340
FHLMC 1643-PK
   6.500%, 12/15/23                              5,439           5,765
FHLMC 1665-KZ
   6.500%, 01/15/24                              7,785           8,262
FHLMC 1677-Z
   7.600%, 07/15/23 (E)                          4,226           4,774
FHLMC 1699-TD
   6.000%, 03/15/24                             10,000           9,914
FHLMC 1723-PJ
   7.000%, 02/15/24                              7,133           7,766
FHLMC Pool #A00894
   9.500%, 06/01/21                              3,046           3,285
FHLMC Pool #A01608
   10.000%, 12/01/19                             3,399           3,707
FHLMC Pool #C00029
   9.000%, 03/01/21                              1,326           1,406
FHLMC Pool #C00434
   7.000%, 11/01/25                              2,392           2,454
FHLMC Pool #C80334
   7.500%, 08/01/25                             10,587          10,911
FHLMC Pool #C80378
   6.500%, 01/01/26                                829             845
FHLMC Pool #C80433
   6.500%, 08/01/26                              3,787           3,859
FHLMC Pool #D65198
   6.500%, 11/01/25                              2,143           2,184
FHLMC Pool #D66778
   6.500%, 01/01/26                              2,229           2,271
FHLMC Pool #D69184
   6.500%, 03/01/26                                106             108
FHLMC Pool #D69402
   6.500%, 03/01/26                                523             533
FHLMC Pool #D69965
   6.500%, 04/01/26                              1,266           1,290


FIXED INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
FHLMC Pool #D70119
   6.500%, 04/01/26                             $2,348          $2,392
FHLMC Pool #D70229
   6.500%, 04/01/26                                728             742
FHLMC Pool #D70722
   6.500%, 04/01/26                              2,895           2,950
FHLMC Pool #D70890
   6.500%, 04/01/26                              7,077           7,212
FHLMC Pool #D71415
   6.500%, 05/01/26                              4,651           4,739
FHLMC Pool #E20194
   7.000%, 09/01/10                              8,039           8,243
FHLMC Pool #E59943
   7.500%, 11/01/09                                786             810
FHLMC Pool #E61199
   7.000%, 09/01/10                              1,034           1,060
FHLMC Pool #E61265
   7.000%, 09/01/10                              3,263           3,346
FHLMC Pool #G00445
   6.500%, 02/01/26                              3,276           3,339
FHLMC Pool #G10268
   7.500%, 10/01/09                              1,459           1,504
FHLMC Pool #G10308
   7.500%, 12/01/09                              1,970           2,031
FHLMC Pool #G10373
   7.000%, 08/01/10                              1,690           1,733
FNMA 163-F
   6.000%, 07/15/21                              3,037           3,095
FNMA 1648-LA
   6.000%, 05/15/23                              4,695           4,756
FNMA 1992-124-PJ
   7.000%, 10/25/21                              2,000           2,088
FNMA 1992-169-J
   6.500%, 03/25/21                             10,000          10,145
FNMA 1993-160 ZA
   6.650%, 09/25/23 (E)                             18              19
FNMA 1993-160-ZA
   6.650%, 09/25/23 (E)                            964           1,027
FNMA 1996-23
   6.500%, 07/25/26                              4,250           4,456
FNMA 1996-35-Z
   7.139%, 07/25/26 (E)                          6,939           7,380
FNMA 1996-53-PG
   6.500%, 12/18/11                              3,000           3,103
FNMA 1997-1A-B
   6.500%, 02/18/04                              8,000           8,188
FNMA 1998-M1-A2
   6.250%, 01/25/08                              7,500           7,784
FNMA Pool #100042
   11.000%, 10/15/20                               937           1,059
FNMA Pool #124654
   7.000%, 12/01/07                              4,341           4,453
FNMA Pool #125224
   6.500%, 08/01/23                              6,507           6,633
FNMA Pool #169164
   7.764%, 06/01/22 (A)                             42              43
FNMA Pool #198657
   7.000%, 01/01/08                                612             628
FNMA Pool #238589
   6.000%, 10/01/23                                671             672
FNMA Pool #250055
   7.000%, 05/01/09                              1,790           1,836


                         13         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


FIXED INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
FNMA Pool #250113
   9.000%, 07/01/24                             $  473          $  499
FNMA Pool #250359
   7.000%, 10/01/25                              4,685           4,808
FNMA Pool #250551
   7.000%, 05/01/26                             11,762          12,071
FNMA Pool #250554
   6.500%, 05/01/11                             11,466          11,706
FNMA Pool #303675
   10.000%, 10/01/17                               465             508
FNMA Pool #303850
   6.500%, 04/01/11                              2,244           2,292
FNMA Pool #326129
   6.500%, 09/01/25                              4,125           4,200
FNMA Pool #340798
   7.000%, 04/01/26                             12,974          13,315
FNMA Pool #341863
   6.500%, 04/01/11                              1,562           1,594
FNMA Pool #342397
   6.500%, 04/01/11                              3,969           4,053
FNMA Pool #343468
   6.500%, 04/01/11                              3,671           3,749
FNMA Pool #353997
   6.500%, 07/01/26                              5,033           5,124
FNMA Pool #361764
   7.500%, 10/01/26                              4,271           4,404
FNMA Pool #361777
   7.500%, 10/01/26                              4,156           4,285
FNMA Pool #362480
   7.500%, 10/01/26                              3,468           3,576
FNMA Pool #395055
   6.000%, 03/01/13                                964             974
FNMA Pool #396001
   6.000%, 03/01/13                                971             981
FNMA Pool #405382
   6.000%, 04/01/13                                960             970
FNMA Pool #417493
   6.000%, 03/01/13                                969             979
FNMA Pool #417647
   6.000%, 03/01/13                                972             982
FNMA Pool #419258
   6.000%, 04/01/13                              2,972           3,002
FNMA Pool #419259
   6.000%, 04/01/13                                967             977
FNMA Pool #421145
   6.000%, 04/01/13                                991           1,002
FNMA Pool #421576
   6.000%, 04/01/13                              2,898           2,931
FNMA Pool #422699
   6.000%, 04/01/13                              1,955           1,975
FNMA Pool #424656
   6.000%, 04/01/13                                991           1,002
FNMA Pool #425480
   6.000%, 04/01/13                                988             998
FNMA Pool #425894
   6.000%, 04/01/13                                977             987
FNMA Pool #427044
   6.000%, 05/01/13                                980             990
FNMA
   6.000%, 10/19/13 (TBA) (F)                   19,500          19,701
   6.500%, 10/19/13 (TBA) (F)                   24,000          24,495
GNMA Pool #036899
  10.000%, 01/15/10                                842             927


FIXED INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
GNMA Pool #364972
   7.000%, 03/15/09                             $1,086          $1,116
GNMA Pool #366889
   9.000%, 10/15/24                                356             379
GNMA Pool #377213
   8.000%, 07/15/26                              3,584           3,727
GNMA Pool #389939
   7.000%, 03/15/09                              1,597           1,642
GNMA Pool #405482
   9.000%, 08/15/25                              1,768           1,883
GNMA Pool #412638
   8.000%, 07/15/26                              2,282           2,372
GNMA Pool #426644
   8.000%, 07/15/26                              2,543           2,644
GNMA Pool #443774
   7.500%, 12/15/27                              3,444           3,564
GNMA Pool #443790
   7.500%, 12/15/27                              1,469           1,520
GNMA Pool #455879
   7.500%, 11/15/27                              4,187           4,334
GNMA Pool #460996
   7.500%, 11/15/27                              4,367           4,520
GNMA Pool #780295
   7.000%, 12/15/10                              5,535           5,689
GNMA Pool #780408
   9.000%, 10/15/22                              5,359           5,724
Vendee Mortgage Trust 1996-1Z
   6.434%, 02/15/26 (E)                         12,424          13,798
                                                             ---------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $370,750)                                             392,484
                                                             ---------

CORPORATE OBLIGATIONS - 18.1%
BROKERAGE - 3.7%
Bear Stearns
   6.560%, 06/20/00                             23,835          24,207
Lehman Brothers Holdings
   6.000%, 03/23/00                             25,200          24,696
Lehman Brothers Holdings,
   Mandatory Put @ 100
   7.500%, 08/01/03 (G)                          3,000           2,782
Salomon Smith Barney
   5.980%, 03/26/01                              1,275           1,293
                                                             ---------
                                                                52,978
                                                             ---------

FINANCIAL SERVICES - 11.0%
Bank America National Trust & Savings
   8.375%, 05/01/07                                102             102
Chrysler Financial
   5.850%, 05/15/00                             45,945          46,545
CIT Group Holdings
   6.200%, 10/20/00                             29,100          29,772
Money Store
   7.300%, 12/01/02                             41,795          44,816
Santander Financial Issuances
   7.250%, 05/30/06                             34,945          35,934
                                                             ---------
                                                               157,169
                                                             ---------


                         14         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO - 2.5%
Coca-Cola Enterprises
   6.700%, 10/15/36                             $3,500          $3,739
Nabisco
   6.300%, 08/26/99 (D)                         32,900          33,043
                                                             ---------
                                                                36,782
                                                             ---------

GAS/NATURAL GAS - 0.1%
Enron
   7.125%, 05/15/07                              1,000           1,077
                                                             ---------

INSURANCE - 0.8%
Cigna
   7.400%, 01/15/03                             10,726          11,457
                                                             ---------

TRANSPORTATION - RAILROADS - 0.0%
Conrail
   6.760%, 05/25/15                                918           1,011
                                                             ---------
TOTAL CORPORATE OBLIGATIONS
   (Cost $256,581)                                             260,474
                                                             ---------

OTHER MORTGAGE-BACKED OBLIGATIONS - 7 2%
ADJUSTABLE RATE MORTGAGES - 1.9%
J.P. Morgan Commercial
   Mortgage Finance 1995-C1
   7.620%, 07/25/10 (A)                         10,329          11,849
Merrill Lynch Mortgage 1995-C3
   7.062%, 12/26/25 (A)                          8,925           9,594
Merrill Lynch Mortgage Investors 1993-A4
   6.688%, 03/15/18 (A)                          6,000           6,110
                                                             ---------
                                                                27,553
                                                             ---------

FINANCIAL SERVICES - 5.3%
Banc One Credit Card
   7.800%, 12/15/00                              8,012           8,036
Collateralized Mortgage
   Corporation 88-13 C
   8.000%, 09/20/19                                 57              57
Countrywide Mortgage-Backed
   Securities 1994-GA3
   6.500%, 04/25/24                              2,380           2,398
General Electric Capital
   Mortgage 1994-11 A1
   6.500%, 03/25/24                              3,047           3,069
General Electric Capital
   Mortgage 1994-17 A6
   7.000%, 05/25/24                              7,000           7,434
General Electric Capital
   Mortgage 1994-17 A7
   7.000%, 05/25/24                              5,179           5,443
GMAC Commercial Mortgage
   Securities 1997-C1
   6.918%, 09/15/07                             41,074          43,435
Prudential Home Mortgage
   Securities 1994-28
   6.755%, 09/25/01 (A)                          5,685           5,902
                                                             ---------
                                                                75,774
                                                             ---------
TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
   (Cost $95,350)                                              103,327
                                                             ---------

FIXED INCOME FUND (continued)

DESCRIPTION                           PAR (000)/SHARES      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
FHLMC
   5.750%, 04/15/08                             $2,000          $2,119
FNMA
   5.560%, 07/24/00                             72,125          73,249
   5.625%, 03/15/01                             15,000          15,364
   5.800%, 12/10/03                              2,000           2,098
   6.625%, 03/21/06                              1,000           1,105
                                                             ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $91,960)                                               93,935
                                                             ---------

ASSET-BACKED SECURITIES - 6.1%
Asset Securitization 1996-D6
   6.880%, 11/13/26                             41,340          43,832
Drexel Burnham Lambert Trust S-2
   9.000%, 08/01/18                                350             350
Team Fleet Financing
   6.130%, 10/25/04 (D)                         38,700          39,680
Zale Funding 1994-1
   7.500%, 05/15/03 (D)                          4,100           4,144
                                                             ---------
TOTAL ASSET-BACKED SECURITIES
   (Cost $85,788)                                               88,006
                                                             ---------

TAXABLE MUNICIPAL BOND - 0.1%
Minneapolis, Minnesota, Single Family
   Mortgages, Callable 10/01/05 @ 100
   6.920%, 04/01/09 (RB)                         1,025           1,023
                                                             ---------
TOTAL TAXABLE MUNICIPAL BOND
   (Cost $1,025)                                                 1,023
                                                             ---------

RELATED PARTY MONEY MARKET FUND - 0.5%
First American Prime
   Obligations Fund (B)                         7,340,4     25   7,340
                                                             ---------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $7,340)                                                 7,340
                                                             ---------
TOTAL INVESTMENTS - 102.2%
   (Cost $1,372,937)                                         1,465,396
                                                             ---------
OTHER ASSETS AND LIABILITIES, NET - (2.2%)      (C)            (32,256)
                                                             ---------

NET ASSETS:
Portfolio Capital--Class Y
  ($.0001 par value -- 2 billion authorize     d)
  based on 103,542,891 outstanding shares                    1,123,225
Portfolio Capital--Class A
  ($.0001 par value -- 2 billion authorize     d)
  based on 17,553,605 outstanding shares                       280,344
Portfolio Capital--Class B
  ($.0001 par value -- 2 billion authorize     d)
  based on 1,482,476 outstanding shares                         16,181
Undistributed net investment income                                291
Accumulated net realized loss on investmen     ts              (79,360)
Net unrealized appreciation of investments                      92,459
                                                            ----------
TOTAL NET ASSETS--100.0%                                    $1,433,140
                                                            ----------


                         15         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


FIXED INCOME FUND (concluded)

DESCRIPTION                                                    VALUE
-----------------------------------------------------------------------
Net asset value, offering price, and redemption
   price per share--Class Y                                 $    11.69
                                                            ----------
Net asset value and redemption price
   per share--Class A                                       $    11.69
                                                            ----------
Maximum sales charge of 3.75% (1)                                 0.46
                                                            ----------
Offering price per share--Class A                           $    12.15
                                                            ----------
Net asset value and offering price
   per share--Class B (2)                                   $    11.63
                                                            ----------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.

(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following:

        Cash collateral received for securities on loan      $ 570,479
        Payable upon return of securities on loan            $(570,479)

(D) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(E) Z-Bond--Represents securities that pay no interest or principal during their initial accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated timing of future cash flows.

(F) At September 30, 1998, the cost of securities purchased on a when issued basis was $43,918,000.

(G) Mandatory Put Security--the mandatory put date is shown as the maturity date in the Statement of Net Assets.

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GMAC--General Motors Acceptance Corporation
GNMA--Government National Mortgage Association
STRIPS--Separately Traded Registered and Interest Principal Security
TBA--To Be Announced

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE GOVERNMENT BOND FUND

DESCRIPTION                           PAR (000)/SHARES      VALUE (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 76.9%
U.S. Treasury Notes
   6.750%, 05/31/99                            $12,000         $12,166
   6.875%, 07/31/99                              4,750           4,837
   7.125%, 09/30/99                             16,000          16,397
   7.750%, 11/30/99                              3,000           3,108
   6.875%, 03/31/00                              3,500           3,619
   6.250%, 08/31/00                             24,750          25,586
   7.875%, 08/15/01                             19,500          21,314
   7.500%, 11/15/01                             10,000          10,901
   7.500%, 05/15/02                              1,000           1,103
   6.500%, 05/31/02                             24,000          25,706
   7.250%, 05/15/04                             12,500          14,269
   7.875%, 11/15/04                             13,000          15,398
   6.500%, 08/15/05                              8,500           9,562
   7.000%, 07/15/06                             18,000          20,985
                                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $173,820)                                             184,951
                                                            ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.5%
FFCB
   5.600%, 01/14/03                              3,600           3,710
   6.100%, 11/04/04                              6,350           6,796
FHLB
   7.280%, 05/18/99                              2,000           2,027
   6.975%, 07/26/99                              1,000           1,016
   5.970%, 12/11/00                              3,000           3,075
   7.440%, 08/10/01                              1,000           1,074
   5.995%, 11/21/01                              7,000           7,261
   6.030%, 11/26/02                              3,750           3,924
   6.050%, 12/03/02                              2,500           2,618
   5.930%, 03/07/03                              1,000           1,044
   5.785%, 03/17/03                              9,000           9,359
   6.030%, 12/23/04                              2,500           2,665
   5.810%, 01/21/05                              3,755           3,948
TVA
   6.000%, 11/01/00                              3,000           3,090
                                                            ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $49,598)                                               51,607
                                                            ----------

RELATED PARTY MONEY MARKET FUND - 0.4%
First American Government
   Obligations Fund (A)                         991,770            992
                                                            ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $992)                                                     992
                                                            ----------
TOTAL INVESTMENTS - 98.8%
   (Cost $224,410)                                             237,550
                                                            ----------
OTHER ASSETS AND LIABILITIES, NET - 1.2%                         2,982
                                                            ----------


                         16         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INTERMEDIATE GOVERNMENT BOND FUND (concluded)

DESCRIPTION                                                   PAR (000)
-----------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
  ($.0001 par value--2 billion authorized)
  based on  24,425,993 outstanding shares                     $222,996
Portfolio Capital--Class A
  ($.0001 par value--2 billion authorized)
  based on 472,586 outstanding shares                            4,429
Undistributed net investment income                                 11
Accumulated net realized loss on investments                       (44)
Net unrealized appreciation of investments                      13,140
                                                            ----------
TOTAL NET ASSETS--100.0%                                      $240,532
                                                            ----------
Net asset value, offering price, and
   redemption price per share--Class Y                        $   9.66
                                                            ----------
Net asset value and redemption price
   per share--Class A                                         $   9.68
                                                            ----------

Maximum sales charge of 3.00% (1)                                 0.30
                                                            ----------
Offering price per share--Class A                             $   9.98
                                                            ----------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
TVA--Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE TERM INCOME FUND

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 45.2%
U.S. Treasury Notes
   5.625%, 11/30/99                            $21,195         $21,453
   6.250%, 10/31/01                             47,425          49,948
   6.250%, 02/15/03                             53,965          58,010
   7.250%, 08/15/04                              1,300           1,491
   6.500%, 08/15/05                             17,395          19,569
   6.875%, 05/15/06                             37,500          43,352
U.S. Treasury STRIPS
   0.000%, 05/15/08                             36,250          23,138
                                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $205,780)                                             216,961
                                                            ----------

CORPORATE OBLIGATIONS - 24.0%

AIRCRAFT - 0.2%
Boeing
   6.350%, 06/15/03                              1,000           1,054
                                                            ----------

AUTOMOTIVE - 0.4%
Hertz
   6.300%, 11/15/06                              2,000           2,055
                                                            ----------

BANKS - 0.5%
ANZ Banking Group
   7.550%, 09/15/06                              1,000           1,089
Bank America
   7.625%, 06/15/04                                100             111
Chase Manhattan
   6.375%, 02/15/08                                125             128
First Chicago
   7.625%, 01/15/03                              1,000           1,086
Wachovia
   6.250%, 08/04/08                                125             131
                                                            ----------
                                                                 2,545
                                                            ----------

BROKERAGE - 5.1%
Bear Stearns, Series B
   6.238%, 10/03/00                             13,000          13,167
Lehman Brothers Holdings
   6.000%, 03/23/00                              6,050           5,929
Lehman Brothers Holdings,
   Mandatory Put @ 100
   7.500%, 08/01/03 (D)                          2,000           1,854
Morgan Stanley
   8.100%, 06/24/02                              1,000           1,084
Salomon Smith Barney Holdings
   7.000%, 03/15/04                              2,000           2,128
                                                            ----------
                                                                24,162
                                                            ----------

CONSUMER FINANCE - AUTO - 7.3%
Chrysler Financial
   5.850%, 05/15/00                             19,035          19,284
Ford Motor Credit
   7.000%, 09/25/01                              2,000           2,107
   6.250%, 11/08/00                             13,200          13,475
                                                            ----------
                                                                34,866
                                                            ----------

CONSUMER FINANCE - RETAIL - 0.2%
Nordstrom Credit
   6.700%, 07/01/05                              1,000           1,078
                                                            ----------


                         17         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


INTERMEDIATE TERM INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
FINANCIAL SERVICES - 3.3%
American Express
   6.500%, 08/01/00                             $1,000          $1,030
CIT Group Holdings
   6.200%, 10/20/00                             12,725          13,019
General Motors Acceptance
   8.500%, 01/01/03                              1,500           1,677
                                                            ----------
                                                                15,726
                                                            ----------

FOOD, BEVERAGE & TOBACCO - 0.4%
Coca-Cola Enterprises
   6.700%, 10/15/36                              2,000           2,136
                                                            ----------

FOREIGN GOVERNMENT - 0.6%
Hydro-Quebec
   9.400%, 02/01/21                              2,300           3,092
                                                            ----------

INSURANCE - 4.2%
Cigna
   7.400%, 01/15/03                              3,075           3,285
Metropolitan Life Insurance
   6.300%, 11/01/03 (C)                         15,145          15,847
Safeco
   7.875%, 04/01/05                              1,000           1,098
                                                            ----------
                                                                20,230
                                                            ----------

LEASING & RENTING - 1.4%
Comdisco
   5.750%, 01/19/99                              5,300           5,309
   5.780%, 01/19/99                              1,150           1,152
                                                            ----------
                                                                 6,461
                                                            ----------

PETROLEUM & FUEL PRODUCTS - 0.4%
Occidental Petroleum
   6.410%, 11/30/00                              1,000           1,013
Union Oil of California
   8.750%, 08/15/01                              1,000           1,079
                                                            ----------
                                                                 2,092
                                                            ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $112,363)                                             115,497
                                                            ----------

ASSET-BACKED OBLIGATIONS - 14.6%
AUTOMOBILES - 0.3%
Daimler Benz Vehicle Trust 1996-A
   5.850%, 07/20/03                                564             566
Norwest Auto Trust 1996-A
   5.900%, 03/15/00                                846             848
                                                            ----------
                                                                 1,414
                                                            ----------

CREDIT CARD - 0.9%
Citibank Credit Card Master
   Trust 1997-7 Cl A
   6.350%, 08/15/02                              2,000           2,047
Standard Credit Card Master
   Trust 1991-6A
   7.875%, 01/07/00                              2,055           2,059
                                                            ----------
                                                                 4,106
                                                            ----------


INTERMEDIATE TERM INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
OTHER ASSET BACKED SECURITIES - 13.4%
American Southwest Financial
   Securities 1995-C1 Cl A1B
   7.400%, 11/17/04                             $8,595          $9,410
Asset Securitization 1996-D6
   6.880%, 11/13/26                             18,400          19,509
Drexel Burnham Lambert Trust S-2
   9.000%, 08/01/18                                 40              41
Equicredit Home Equity Loan Trust
   7.350%, 06/15/14                              1,583           1,604
Merrill Lynch Mortgage 1995-C3
   7.062%, 12/26/25 (A)                         18,725          20,129
New Century Home Equity Loan
   Trust Series Cl A
   6.590%, 12/25/19                              9,200           9,369
Prudential Home Mortgage
   Securities 1994-28
   6.755%, 09/25/01 (A)                          2,180           2,263
Zale Funding 1994-1
   7.500%, 05/15/03 (C)                          2,000           2,021
                                                            ----------
                                                                64,346
                                                            ----------
TOTAL ASSET-BACKED OBLIGATIONS
   (Cost $67,249)                                               69,866
                                                            ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.7%
FHLB
   7.280%, 05/18/99                              2,000           2,027
   5.985%, 11/26/02                              2,175           2,272
FNMA
   8.450%, 07/12/99                              1,000           1,026
   5.560%, 07/24/00                             25,585          25,984
   6.180%, 03/15/01                              1,000           1,035
   6.160%, 04/03/01                              1,000           1,036
   7.400%, 07/01/04                              2,000           2,268
   7.350%, 03/28/05                              1,000           1,138
                                                            ----------
TOTAL U.S.GOVERNMENT AGENCY OBLIGATIONS
   (Cost $35,856)                                               36,786
                                                            ----------

U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS - 7.5%
FHLMC 1606-H
   6.000%, 11/15/08                              4,925           5,068
FHLMC 1659-TN
   5.500%, 01/15/01                              1,261           1,266
FHLMC 1902-C
   7.000%, 05/15/03                              2,550           2,670
FHLMC Pool #E20194
   7.000%, 09/01/10                              1,704           1,747
FNMA Pool #050145
  10.000%, 11/01/18                              1,555           1,700
FNMA Pool #050776
   6.000%, 08/01/08                              1,321           1,340
FNMA 1992-G40-K
   7.000%, 06/25/02                              3,949           3,954
FNMA 1993-55-J
   6.500%, 11/25/07                              1,000           1,060
FNMA 1996-57-E
   7.000%, 06/25/03                              2,278           2,383
FNMA 1996-72-D
   6.500%, 01/18/04                              4,000           4,095


                         18         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                           PAR (000)/SHARES      VALUE (000)
-----------------------------------------------------------------------
FNMA 250387
   7.000%, 11/01/10                             $1,695          $1,739
FNMA 303357
   7.000%, 06/01/10                                455             467
FNMA 303753
   9.000%, 12/01/20                              1,493           1,575
FNMA 341727
   9.500%, 06/01/21                              1,479           1,597
GMNA 312046
   9.000%, 08/15/21                              2,275           2,430
GNMA 002007
   9.000%, 05/20/25                              1,052           1,111
GNMA 002038
   8.500%, 07/20/25                              1,625           1,707
                                                            ----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $35,104)                                               35,909
                                                            ----------

RELATED PARTY MONEY MARKET FUND - 0.4%
First American Prime
   Obligations Fund (B)                      2,016,430           2,016
                                                            ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $2,016)                                                 2,016
                                                            ----------
TOTAL INVESTMENTS - 99.4%
   (Cost $458,368)                                             477,035
                                                            ----------
OTHER ASSETS AND LIABILITIES, NET - 0.6% (E)                     2,767
                                                            ----------

NET ASSETS:
Portfolio Capital--Class Y
  ($.0001 par value--2 billion authorized)
  based on 41,316,056 outstanding shares                       408,726
Portfolio Capital--Class A
  ($.0001 par value--2 billion authorized)
  based on 4,701,917 outstanding shares                         60,794
Undistributed net investment income                                117
Accumulated net realized loss on investments                    (8,502)
Net unrealized appreciation of investments                      18,667
                                                            ----------
TOTAL NET ASSETS--100.0%                                      $479,802
                                                            ----------
Net asset value, offering price, and redemption
  price per share--Class Y                                    $  10.42
                                                            ----------
Net asset value and redemption price
  per share--Class A                                          $  10.45
                                                            ----------
Maximum sales charge of 3.75% (1)                                 0.41
                                                            ----------
Offering price per share--Class A                             $  10.86
                                                            ----------


INTERMEDIATE TERM INCOME FUND (concluded)

DESCRIPTION
-------------------------------------------------------------------------------
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Security sold within the terms of a private placement memorandum, exempt from registration under the section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(D) Mandatory Put Security--the mandatory put date is shown as the maturity date on the Statement of Net Assets.

(E) Other assets and liabilities representing greater than five percent of total net assets include the following:

       Cash collateral received for securities on loan       $ 237,934
       Payable upon return of securities on loan             $(237,934)

FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
STRIPS-- Separately Traded Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.


                         19         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998

LIMITED TERM INCOME FUND

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES - 41.3%
AUTO COMPANY SUBSIDIARIES - AUTO - 1.6%
General Motors Acceptance 97-A
   6.500%, 04/15/02                           $  2,751        $  2,782
                                                            ----------

BANKS - AUTO - 1.6%
NAFCO Auto Trust
   7.000%, 12/31/01                                918             925
Southern Pacific Thrift &
   Loan Association 1996-C1 A1
   5.998%, 04/25/28 (A) (B)                        578             578
Western Financial Grantor Trust 1994-3
   6.650%, 12/01/99                                182             182
Western Financial Grantor Trust 1994-4 A1
   7.100%, 01/01/00                              1,094           1,100
                                                            ----------
                                                                 2,785
                                                            ----------

BANKS - CREDIT CARD RECEIVABLES - 16.2%
Discover Card Master Trust, Cl B
   8.375%, 10/16/00                              4,750           4,762
   5.300%, 10/16/01                                775             775
Fingerhut Master Trust, Series 1996-1, Cl A
   6.450%, 02/20/02                              7,145           7,193
First USA Credit Card Master Trust 1996-1
   5.931%, 11/15/03 (A)                          1,500           1,495
Household Credit Card Master Trust  1995-1
   5.991%, 12/15/02 (A))                         6,375           6,391
MBNA Master Credit Card Trust  1994-B
   5.313%, 01/15/02 (A)                          8,250           8,292
                                                            ----------
                                                                28,908
                                                            ----------

CONSUMER FINANCE - AUTO - 9.9%
Auto Bond Receivables Trust 1993-1
   6.125%, 11/15/98 (A)                            131             131
Budget Fleet Finance 1994-A
   6.182%, 04/25/00 (A) (B)                      6,400           6,403
Fasco Auto Trust Series 1996-1
   6.650%, 11/15/01                              2,657           2,687
MMCA Automobile Trust 1997-1 A3
   6.080%, 05/15/01                              6,170           6,220
The Money Store Auto Grantor
   Trust 1997-2, Cl A
   6.170%, 03/20/01                              2,131           2,143
                                                            ----------
                                                                17,584
                                                            ----------

CONSUMER FINANCE - FIRST MORTGAGE
  RELATED - 0.4%
Prudential Home Mortgage
   Securities 1992-36 A7
   6.500%, 11/25/99                                782             784
                                                            ----------

CONSUMER FINANCE - SECOND MORTGAGE
  RELATED - 4.4%
Green Tree Home Improvement
   Loan Trust, 1996-F
   6.900%, 01/15/28                              4,000           4,135
Household Finance Home Equity
   1993-2 A3
   4.650%, 12/20/08                                676             677
Wilshire Mortgage Loan Trust
   6.750%, 06/25/15                              3,000           3,072
                                                            ----------
                                                                 7,884
                                                            ----------


LIMITED TERM INCOME FUND (continued)

DESCRIPTION                                  PAR (000)      VALUE (000)
-----------------------------------------------------------------------
EQUIPMENT LEASES - 4.1%
Icon Receivables 1997-A1
   6.435%, 06/01/05 (B)                       $  5,115       $   5,208
JLC Lease Receivables Trust 1994-1
   5.926%, 12/22/99 (A)                          2,107           2,108
                                                            ----------
                                                                 7,316
                                                            ----------

MORTGAGE BANKERS & LOANS - SECOND
  MORTGAGE RELATED - 2.4%
Amresco Residential Securities 1996-5 A2
   6.275%, 04/25/18 (A)                          1,624           1,664
BCI Home Equity Loan 1994-1
   6.288%, 03/29/44 (A)                          1,755           1,770
The Money Store Home Equity
   Loan Trust 1993-B A1
   5.400%, 08/15/05                                562             562
UCFC Home Equity Loan 1995-B1, Cl A2
   6.600%, 07/10/09                                348             348
                                                            ----------
                                                                 4,344
                                                            ----------

VACATION HOME MORTGAGES - 0.7%
Patten 1995-1A
   7.250%, 08/01/11 (A) (B)                      1,286           1,273
                                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $73,153)                                               73,660
                                                            ----------

CORPORATE OBLIGATIONS - 30.3%
AUTOMOTIVE - 4.4%
Ford Motor Credit
   7.450%, 04/13/00                              7,500           7,760
                                                            ----------

BROKERAGE - 11.4%
Bear Stearns, Series B
   6.238%, 10/03/00                              7,500           7,596
Lehman Brothers Holding
   6.000%, 02/26/01                              5,000           4,836
Salomon Smith Barney
   5.980%, 03/26/01                              7,750           7,860
                                                            ----------
                                                                20,292
                                                            ----------

FINANCIAL SERVICES - 10.6%
Associates of North America
   5.850%, 01/15/01                              7,500           7,615
CIT Group Holdings
   6.250%, 03/28/01                              6,500           6,678
Commercial Credit
   5.550%, 02/15/01                              4,500           4,533
                                                            ----------
                                                                18,826
                                                            ----------

LEASING & RENTING - 3.9%
Comdisco
   5.760%, 01/19/99                              7,000           7,011
                                                            ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $53,476)                                               53,889
                                                            ----------

U.S. TREASURY OBLIGATION - 10.7%
U.S. Treasury Note
   5.625%, 02/28/01                             18,500          19,024
                                                            ----------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $18,526)                                               19,024
                                                            ----------


                         20         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                           PAR (000)/SHARES      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 10.6%
FHLB
   5.690%, 08/07/01                          $  18,500        $ 18,982
                                                            ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
   (Cost $18,500)                                               18,982
                                                            ----------

OTHER MORTGAGE-BACKED OBLIGATION - 2.8%
Merrill Lynch Mortgage Investors 1993-C A4
   6.688%, 03/15/18 (A)                          4,850           4,939
                                                            ----------
TOTAL OTHER MORTGAGE-BACKED OBLIGATION
   (Cost $4,857)                                                 4,939
                                                            ----------

U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATION - 2.1%
FNMA 1992-152 J
   7.000%, 05/25/06                              3,659           3,681
                                                            ----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
   Backed Obligation
   (Cost $3,665)                                                 3,681
                                                            ----------

RELATED PARTY MONEY MARKET FUND - 1.5%
First American Prime
   Obligations Fund (C)                      2,693,965           2,694
                                                            ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $2,694)                                                 2,694
                                                            ----------
TOTAL INVESTMENTS - 99.3%
   (Cost $174,871)                                             176,869
                                                            ----------
OTHER ASSETS AND LIABILITIES, NET - 0.7% (D)                     1,303
                                                            ----------

NET ASSETS:
Portfolio Capital--Class Y
  ($.0001 par value--2 billion authorized)
  based on 17,247,275 outstanding shares                       174,431
Portfolio Capital--Class A
  ($.0001 par value--2 billion authorized)
  based on 501,683 outstanding shares                            5,600
Undistributed net investment income                                  4
Accumulated net realized loss on investments                    (3,861)
Net unrealized appreciation of investments                       1,998
                                                            ----------
TOTAL NET ASSETS--100.0%                                      $178,172
                                                            ----------
Net asset value, offering price, and redemption
  price per share--Institutional Class                        $  10.04
                                                            ----------
Net Asset Value and Redemption Price
  Per Share--Class A                                          $  10.04

Maximum sales charge of 2.00% (1)                                 0.20
                                                            ----------
Maximum Offering Price Per Share--Class A                     $  10.24
                                                            ----------

LIMITED TERM INCOME FUND (continued)

DESCRIPTION
--------------------------------------------------------------------------------
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.00%.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(D) Other assets and liabilities representing greater than five percent of total net assets include the following (000):

       Cash collateral received for securities on loan        $ 44,439
       Payable upon return of securities on loan              $(44,439)

FHLB--Federal Home Loan Bank
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                         21         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998

STRATEGIC INCOME FUND

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
DOMESTIC HIGH YIELD CORPORATE OBLIGATIONS - 33.7%

APPAREL/TEXTILES - 0.4%
Glenoit Callable 04/15/05 @ 100 (E)
  11.000%, 04/15/07                                100        $     97
Pillowtex
  10.000%, 11/15/06                                100             103
Pillowtex, Callable 12/15/02 @ 104.5
   9.000%, 12/15/07                                200             196
                                                            ----------
                                                                   396
                                                            ----------

APPLIANCES - 2.0%
Advanced Argo Pub (D)
  13.000%, 11/15/07                              1,000             800
Cumulus Media (E)
    Callable 07/01/03 @ 105.188,
    Callable 07/01/04 @ 103.458
  10.375%, 07/01/08                                200             202
JTM Industries (D)
    Callable 04/15/03 @ 105,
    Callable 04/15/06 @ 100
  10.000%, 04/15/08                                125             126
Tricom, Callable 09/01/01 @ 105.688
    Callable 09/01/03 @ 100
  11.375%, 09/01/04                              1,000             725
                                                            ----------
                                                                 1,853
                                                            ----------

AUTOMOTIVE - 2.2%
Aftermarket Technology
  12.000%, 08/01/04                                112             119
Collins & Aikman,
    Callable 04/15/01 @ 105.75
  11.500%, 04/15/06                                300             314
General Motors, Putable 03/01/98 @ 100
   8.800%, 03/01/21                              1,000           1,237
HDA Parts System (D)
    Callable 08/01/02 @ 106,
    Callable 08/01/04 @ 100
  12.000%, 08/01/05                                150             135
Lear, Callable 07/15/01 @ 104.75
   9.500%, 07/15/06                                 75              80
Lear Seating, Callable 02/01/98 @ 101.65,
   Callable 02/01/99 @ 100
   8.250%, 02/01/02                                200             200
Oshkosh Trucking (E)
   Callable 03/01/03 @ 104.375
   Callable 03/01/06 @ 100
   8.750%, 03/01/08                                 50              47
                                                            ----------
                                                                 2,132
                                                            ----------

BANKING - 1.0%
First Nationwide Holdings
  10.625%, 10/01/03                                250             291
Golden State Escrow (D)
   7.125%, 08/01/05                                600             613
                                                            ----------
                                                                   904
                                                            ----------

BROADCAST RADIO & TELEVISION - 5.7%
Acme Television, Step-Bond, (E)
   Callable 09/30/01 @ 105.438,
   Callable 09/30/03 @ 100.000
   09/30/04 (C)                                    100              78
Big City Radio, Step-Bond,
   Callable 03/15/02 @ 105.625,
   Callable 03/15/03 @ 102.813
   03/15/05 (C)                                     50              34


STRATEGIC INCOME FUND (continued)

DESCRIPTION                               PAR (000) (F)     VALUE (000)
-----------------------------------------------------------------------
Capstar Broadcasting,
   Callable 07/01/02 @ 104.625
   9.250%, 07/01/07                                 75        $     75
CBS Radio, Callable 01/15/02 @ 105.688
    Callable 01/15/07 @ 100.000
  11.375%, 01/15/09                                143             164
Chancellor Media
   Callable 02/01/00 @ 104.688
   9.375%, 10/01/04                                 50              51
Chancellor Media (E)
    Callable 01/15/02 @ 105.25
  10.500%, 01/15/07                                 50              53
Chancellor Media,
   Callable 12/15/02 @ 104.063
   Callable 12/15/05 @ 100
   8.125%, 12/15/07                                500             484
Chancellor Media, Series B,
   Callable 06/15/02 @ 104.375
   8.750%, 06/15/07                                100              99
Charter Communications South East,
    Callable 03/15/01 @ 105.375
  11.250%, 03/15/06                                100             110
Comcast, Callable 05/15/00 @ 104.69
   9.375%, 05/15/05                                 75              79
CSC Holdings, Callable 05/15/01 @ 104.94,
   Callable 05/15/04 @ 100
   9.875%, 05/15/06                                 50              54
CSC Holdings, Callable 02/15/03 @ 104.80
   9.875%, 02/15/13                                400             444
Diamond Holdings (E)
   Callable 02/01/03 @ 104.562,
   Callable 02/01/04 @ 103.042
   9.125%, 02/01/08                                125             120
Diva Systems, Step-Bond (D)
   Callable 03/01/03 @ 106.31
   03/01/08 (C)                                     75              25
Echostar, Callable 07/01/00 @ 106.25,
    Callable 07/01/02 @ 100
  12.500%, 07/01/02                                200             211
Echostar Satellite Broadcast, Step-Bond,
   Callable 03/15/00 @ 106.56
   03/15/04 (C)                                    100              90
Fox/Liberty Networks,
   Callable 08/15/02 @ 104.438
   8.875%, 08/15/07                                 50              49
Fox/Liberty Networks LLC,  Step-Bond,
   Callable 08/15/02 @ 104.875,
   Callable 08/15/05 @ 100
   08/15/07 (C)                                    575             377
International Cable & Telephone
   Step-Bond (E)
   Callable 04/01/03 @ 104.875,
   Callable 04/01/06 @ 100
   04/01/08 (C)                                    800             484
Lamar Advertising,
   Callable 09/15/02 @ 104.313,
   Callable 09/15/05 @ 100
   8.625%, 09/15/07                                400             410
NTL, Step-Bond,
   Callable 10/15/98 @ 103.11,
   Callable 10/15/00 @ 100.00
   10/15/03 (C)                                    150             150
Outdoor Systems,
   Callable 06/15/02 @ 104.44,
   Callable 06/15/05 @ 100
   8.875%, 06/15/07                                475             496


                         22         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
Pegasus Communications, Series B
   9.625%, 10/15/05                                225        $    217
SFX Broadcasting
  10.750%, 05/15/06                                150             165
Sinclair Broadcasting,
   Callable 12/15/02 @ 104.375,
   Callable 12/15/05 @ 100
   8.750%, 12/15/07                                675             665
UIH Australia/Pacific, Step-Bond,
   Callable 05/15/01 @ 107
   05/15/06 (C)                                    150              61
United International Holdings (E)
   Step-Bond, Series B,
   Callable 02/15/03 @ 105.375
   02/15/08 (C)                                    300             142
                                                            ----------
                                                                 5,387
                                                            ----------

BUILDER - 0.0%
American Builder & Contractors (E)
  10.625%, 05/15/07                                 50              46
                                                            ----------


BUSINESS SERVICES - 0.6%
Fisher Scientific International,
   Callable 02/01/03 @ 104.50
   9.000%, 02/01/08                                250             240
United Stationer Supply,
    Callable 05/01/00 @ 106.375,
    Callable 05/01/04 @ 100
  12.750%, 05/01/05                                 83              93
US Office Products (D)
   Callable 6/15/03 @ 104.875
   9.750%, 06/15/08                                250             213
                                                            ----------
                                                                   546
                                                            ----------

CHEMICALS & PLASTICS - 0.9%
Buckeye Cellulose
   9.250%, 09/15/08                                125             126
ISP Holdings
   9.000%, 10/15/03                                150             156
Polymer Group, Series B
   9.000%, 07/01/07                                100              95
Polymer Group,
   Callable 03/01/03 @ 104.375
   8.750%, 03/01/08                                500             472
Sterling Chemical, Step-Bond,
   Callable 08/15/01 @ 106.75
   08/15/08 (C)                                    100              45
                                                            ----------
                                                                   894
                                                            ----------

CONGLOMERATE - 0.2%
Eagle-Picher, Callable 03/01/03 @ 104.688 (E)
   Callable 03/01/06 @ 100
   9.375%, 03/01/08                                175             159
                                                            ----------

CONSUMER HEALTH - 0.0%
Icon Fitness, Step-Bond,
   Callable 11/15/01 @ 110,
   Callable 11/15/04 @ 100
   11/15/06 (C)                                    100               5
                                                            ----------


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.5%
Hosiery of America,
    Callable 10/01/99 @ 106.875
  13.750%, 08/01/02                                 50         $    52
Platex Family Products,
   Callable 12/15/98 @ 104.25
   9.000%, 12/15/03                                400             405
                                                            ----------
                                                                   457
                                                            ----------

CONSUMER PRODUCTS - 0.6%
Albecca (D)
    Callable 8/15/03 @ 105.375
    Callable 08/15/6 @ 100
  10.750%, 08/15/08                                350             336
Chattem, Callable 04/01/03 @ 104.4375,
   Callable 04/01/04 @ 102.958
   8.875%, 04/01/08                                200             194
Diamond Brands Operating (D)
    Callable 04/15/03 @ 105.063,
    Callable 04/15/04 @ 103.375
  10.125%, 04/15/08                                 50              46
                                                            ----------
                                                                   576
                                                            ----------

CONTAINERS & PACKAGING - 0.4%
Ball, Callable 08/01/03 @ 104.125 (D)
   Callable 08/01/06 @ 100.000
   8.250%, 08/01/08                                250             257
Tekni-Plex (E)
   Callable 03/01/03 @ 104.625,
   Callable 03/01/06 @ 100.000
   9.250%, 03/01/08                                100              97
                                                            ----------
                                                                   354
                                                            ----------

COSMETICS AND TOILETRIES - 0.6%
Revlon Consumer Products (E)
   Callable 02/01/03 @ 104.313,
   Callable 02/01/06 @ 100
   8.625%, 02/01/08                                600             585
                                                            ----------

ECOLOGICAL SERVICES & EQUIPMENT - 0.6%
Allied Waste Industries,
    Callable 12/01/01 @ 105.125
  10.250%, 12/01/06                                350             381
Allied Waste Industries, Step-Bond,
   Callable 12/01/01 @ 101.28
   06/01/07 (C)                                    200             148
                                                            ----------
                                                                   529
                                                            ----------

ELECTRICAL SERVICES - 0.5%
El Paso Electric,
   Callable 02/01/06 @ 104.7,
   Callable 02/01/08 @ 100
   9.400%, 05/01/11                                150             172
Niagra Mowhawk Power, Step-Bond,
   Callable 07/01/03 @ 104.25,
   Callable 07/01/06 @ 100.00
   07/01/10 (C)                                    450             333
                                                            ----------
                                                                   505
                                                            ----------

FINANCIAL SERVICES - 1.1%
GMAC-LB, 98-C2 A2 (G)
   6.420%, 09/15/30                              1,000           1,042
                                                            ----------


                         23         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSSETS     SEPTEMBER 30, 1998


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
FOOD PRODUCTS - 0.1%
Carr-Gottstein, Callable 11/15/00 @ 106,
    Callable 11/15/04 @ 100
  12.000%, 11/15/05                                100        $    115
                                                            ----------

FOOD SERVICES - 0.9%
Ameriserve Food,
    Callable 07/15/02 @ 106.063
  10.125%, 07/15/07                                400             356
Aurora Foods Callable 07/01/03 @ 104.375,
   Callable 07/01/06 @ 100
   8.750%, 07/01/08                                100             103
International Home Foods,
    Callable 11/01/01 @ 105.19
  10.375%, 11/01/06                                350             369
                                                            ----------
                                                                   828
                                                            ----------

FOREST PRODUCTS - 0.4%
Four M
  12.000%, 06/01/06                                100              92
SD Warren, Series B,
    Callable 12/15/99 @ 104.5,
    Callable 12/15/00 @ 103
  12.000%, 12/15/04                                100             109
Stone Container,
    Callable 10/01/99 @ 104.31,
    Callable 10/01/02 @ 100
  11.500%, 10/01/04                                150             148
                                                            ----------
                                                                   349
                                                            ----------

GAS/NATURAL GAS - 0.1%
Continental Resources (D)
    Callable 08/01/03 @ 105.125
  10.250%, 08/01/08                                125             103
                                                            ----------

HEALTHCARE SERVICES - 1.3%
Conmed, Callable 03/15/03 @ 104.50,
   Callable 03/15/06 @ 100.00
   9.000%, 03/15/08                                250             230
Dade International
  11.125%, 05/01/06                                150             161
Everest Healthcare Services (D)
   Callable 05/01/03 @ 104.875,
   Callable 05/01/06 @ 100
   9.750%, 05/01/08                                 50              48
Genesis Health Ventures,
   Callable 10/01/01 @ 104.625,
   Callable 10/01/04 @ 100
   9.250%, 10/01/06                                 75              73
Hudson Respiratory Care (D)
   Callable 04/15/03 @ 104.563,
   Callable 04/15/06 @ 100.000
   9.125%, 04/15/08                                 50              38
Tenet Healthcare
   8.000%, 01/15/05                                 50              51
Tenet Healthcare (D)
   Callable 06/01/03 @ 104.063,
   Callable 06/01/04 @ 102.708
   8.125%, 12/01/08                                600             607
                                                            ----------
                                                                 1,208
                                                            ----------


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
HEAVY ELECTRICAL MACHINERY - 0.3%
Alvey Systems,
    Callable 01/31/00 @ 105.69
  11.375%, 01/31/03                                150        $    152
Tokheim, Series B
  11.500%, 08/01/06                                 91             104
                                                            ----------
                                                                   256
                                                            ----------
HOTELS & LEISURE - 0.5%
Host Marriott,
   Callable 08/01/03 @ 103.985,
   Callable 08/01/04 @ 102.657
   7.875%, 08/01/08                                500             494
                                                            ----------

HOUSEHOLD FURNITURE & FIXTURES - 0.2%
Simmons, Callable 04/15/01 @ 105.375,
    Callable 04/15/04 @ 100
  10.750%, 04/15/06                                150             158
                                                            ----------

INDUSTRIAL PRODUCTS & EQUIPMENT - 0.7%
Anchor Lamina, Callable 02/01/03 @
104.937,
   Callable 02/01/04 @ 103.292
   9.875%, 02/01/08                                 75              61
Cabot Safety
  12.500%, 07/15/05                                150             162
Continental Global Group,
    Callable 04/01/02 @ 105.5,
    Callable 04/01/05 @ 100
  11.000%, 04/01/07                                 50              45
Unifrax Investment,
    Callable 11/01/00 @ 105.25
  10.500%, 11/01/03                                100              99
Wesco Distribution (E)
   Callable 06/01/03 @ 104.563,
   Callable 06/01/06 @ 100.000
   9.125%, 06/01/08                                325             315
Wesco International, Step-Bond,
   Callable 06/01/03 @ 105.563,
   Callable 06/01/06 @ 100.000
   06/01/08 (C)                                     50              27
                                                            ----------
                                                                   709
                                                            ----------
LEISURE & ENTERTAINMENT - 2.0%
AMF Bowling Worldwide, Step-Bond,
   Callable 03/15/01 @ 106.125
   03/15/06 (C)                                    153              93
Loews Cineplex Entertainment (D)
   Callable 08/01/03 @ 104.437,
   Callable 08/01/06 @ 100.000
   8.875%, 08/01/08                                250             247
Premier Parks, Step-Bond,
   04/01/08 (C)                                    500             312
Premier Parks,
    Callable 08/15/99 @ 106,
    Callable 08/15/02 @ 100
  12.000%, 08/15/03                                150             162
Premier Parks Six Flags Theme Parks,
    Callable 06/15/00 @ 106,
    Callable 06/15/03 @ 100
  12.250%, 06/15/05                                100             108
Regal Cinimas (D)
   Callable 06/01/03 @ 104.75,
   Callable 06/01/06 @ 100
   9.500%, 06/01/08                                400             404
Viacom International
   8.000%, 07/07/06                                600             613
                                                            ----------
                                                                 1,939
                                                            ----------


                         24         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
MACHINE TOOL MANUFACTURER - 0.0%
National Equipment (D)
    Callable 11/30/01 @ 105,
    Callable 11/30/03 @ 100
  10.000%, 11/30/04                                 50        $     46
                                                            ----------

MACHINERY - 0.3%
Clark Material,
    Callable 11/15/01 @ 105.375
  10.750%, 11/15/06                                100             101
Grove Worldwide (D)
   Callable 05/01/03 @ 104.625,
   Callable 05/01/06 @ 100.000
   9.250%, 05/01/08                                200             174
                                                            ----------
                                                                   275
                                                            ----------

MANUFACTURING - 0.1%
MMI Products
  11.250%, 04/15/07                                 75              82
                                                            ----------


METAL & MINING - 0.1%
AEI Holding (D)
    Callable 11/15/02 @ 105
  10.000%, 11/15/07                                125             119
                                                            ----------

OIL & GAS - 0.8%
Chiles Offshore,
    Callable 05/01/03 @ 105
  10.000%, 05/01/08                                100              83
Dailey International, Series B (E)
   Callable 02/15/03 @ 104.75,
   Callable 02/15/04 @ 103.167
   9.500%, 02/15/08                                300             180
Forcenergy, Callable 11/01/01 @ 104.75
   9.500%, 11/01/06                                100              73
Nuevo Energy, Callable 06/01/03 @ 104.438
   8.875%, 06/01/08                                150             150
Ocean Energy, Callable 10/15/00 @ 105.19
  10.375%, 10/15/05                                 50              53
Pride Petroleum Services,
   Callable 05/01/02 @ 104.69
   9.375%, 05/01/07                                175             164
Universal Compression, Step-Bond, (D)
   02/15/08 (C)                                    150              87
                                                            ----------
                                                                   790
                                                            ----------

PRINTING & PUBLISHING - 1.6%
Affiliated Newspaper, Step-Bond,
   Callable 07/01/99 @ 106.75
   07/01/06 (C)                                    200             196
Hollinger International Publishing,
   Callable 02/01/01 @ 104.625,
   Callable 02/01/04 @ 100.000
   9.250%, 02/01/06                              1,250           1,281
Hollinger International Publishing,
   Callable 3/15/02 @ 104.625
   9.250%, 03/15/07                                 50              52
                                                            ----------
                                                                 1,529
                                                            ----------


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
RETAIL - 0.1%
Jitney-Jungle Stores,
    Callable 09/15/02 @ 105.188,
    Callable 09/15/05 100
  10.375%, 09/15/07                                 75        $     75
                                                            ----------

SEMI-CONDUCTORS/INSTRUMENTS - 0.3%
Amphenol, Callable 05/15/02 @ 104.94
   9.875%, 05/15/07                                225             221
Electronic Retailing Systems, Step-Bond,
   Callable 02/01/01 @ 106.68,
   Callable 02/01/03 @ 100
   02/01/04 (C)                                     75              29
                                                            ----------
                                                                   250
                                                            ----------

STEEL & STEEL WORKS - 0.4%
AK Steel, Callable 12/15/01 @ 104.56
   9.125%, 12/15/06                                150             151
GS Technologies, Callable 09/01/99 @ 106
  12.000%, 09/01/04                                250             218
                                                            ----------
                                                                   369
                                                            ----------

TELECOMMUNICATIONS & CELLULAR - 6.1%
American Cellular (D)
    Callable 05/15/03 @ 105.25,
    Callable 05/15/04 @ 103.5
  10.500%, 05/15/08                                150             146
Call-Net Enterprises Step-Bond, (D)
   08/15/03 @ 104.47
   08/15/08 (C)                                    600             348
E.spire Communications,
    Callable 07/15/02 @ 106.875,
    Callable 07/15/03 @ 105.156
  13.750%, 07/15/07                                 50              54
Highwaymaster Communication, Series B,
    Callable 9/15/01 @ 110.313
  13.750%, 09/15/05                                 50              15
ICG Holdings, Step-Bond,
   Callable 05/01/01 @ 106.25
   05/01/06 (C)                                    150             107
ICG Services, Step-Bond,
   Callable 5/1/03 @ 104.938,
   Callable 05/01/06 @ 100
   05/01/08 (C)                                    125              61
Intermedia Communication,
   Callable 06/01/03 @ 104.3,
   Callable 06/01/04 @ 102.867
   8.600%, 06/01/08                                250             248
Intermedia Communication, Step-Bond,
   Callable 07/15/02 @ 105.625
   07/15/07 (C)                                    100              72
Intermedia Communications
   of Florida, Step-Bond,
   Callable 05/15/01 @ 106.25
   05/15/06 (C)                                    250             206
IXC Communications,
   Callable 04/15/03 @ 104.50
   9.000%, 04/15/08                                350             348
Level 3 Communications,
   Callable 05/01/03 @ 104.563,
   Callable 05/01/06 @ 100
   9.125%, 05/01/08                                750             709
Mcleodusa, Step-Bond,
   Callable 03/01/02 @ 105.25,
   Callable 03/01/05 @ 100.00
   03/01/07 (C)                                    225             163


                         25         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
Mcleodusa, Callable 03/15/03 @ 104.188,
   Callable 03/15/04 @ 102.792
   8.375%, 03/15/08                                225        $    222
Nextel Communications, Step-Bond (E)
   02/15/08 (C)                                    675             405
Nextel Communications, Step-Bond,
   Callable 09/15/02 @ 105.325
   09/15/07 (C)                                    125              79
Nextel International, Step-Bond,
   Callable 04/15/03 @ 106.063,
   Callable 04/15/06 @ 100
   04/15/08 (C)                                     75              35
Nextlink Communications, Step-Bond (E)
   Callable 04/15/03 @ 104.725
   04/15/08 (C)                                     50              29
Nextlink Communications,
   Callable 03/15/03 @ 104.50,
   Callable 03/15/06 @ 100
   9.000%, 03/15/08                                100              95
Orange PLC, Callable 08/01/03 @ 104,
   Callable 08/01/04 @ 102.667
   8.000%, 08/01/08                                225             219
Paging Network, Callable 10/15/01 @ 105,
    Callable 10/15/04 @ 100
  10.000%, 10/15/08                                350             347
Pathnet (D)
    Callable 04/15/03 @ 106.125,
    Callable 04/15/06 @ 100.000
  12.250%, 04/15/08                                 75              62
Qwest Communications, Step-Bond (E)
   Callable 10/15/02 @ 104.735
   10/15/07 (C)                                    600             464
Sitel, Callable 03/15/02 @ 104.625
   9.250%, 03/15/06                                250             225
Sygnet Wireless,
    Callable 10/01/01 @ 105.75
  11.500%, 10/01/06                                100             112
Telecommun Techniques,
   Callable 05/15/03 @ 104.875,
   Callable 05/15/06 @ 100
   9.750%, 05/15/08                                250             225
Teligent, Callable 12/01/02 @ 105.75
  11.500%, 12/01/07                                250             193
Triton Communications Step-Bond (D)
   Callable 05/01/03 @ 105.50,
   Callable 05/01/06 @ 100.00
   05/01/08 (C)                                    350             158
US Xchange (D)
  15.000%, 07/01/08                                 50              50
USA Mobile Communication,
   Callable 02/01/99 @ 104.75
   9.500%, 02/01/04                                100              90
Vanguard Cellular System,
   Callable 04/15/01 @ 104.69
   9.375%, 04/15/06                                200             202
Viatel, Callable 04/15/03 @ 105.625,
    Callable 04/15/06 @ 100
  11.250%, 04/15/08                                 75              67
Viatel, Step-Bond,
   Callable 04/15/03 @ 106.25
   04/15/08 (C)                                     50              25
                                                            ----------
                                                                 5,781
                                                            ----------


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
TRANSPORTATION - 0.1%
Statia Terminals, Series B,
    Callable 11/15/00 @ 105.875
  11.750%, 11/15/03                                100        $    100
                                                            ----------
TOTAL DOMESTIC HIGH YIELD CORPORATE OBLIGATIONS
   (Cost $32,325)                                               31,945
                                                            ----------

U.S. GOVERNMENT AGENCY MORTGAGE-
Backed Obligations - 19.8%
FHLMC Gold 30 Yr
   6.500%, 10/01/28                              5,000           5,081
FHLMC TBA 15
   6.000%, 12/15/13                              2,000           2,022
FHLMC Pool #100042
  11.000%, 10/15/20                                187             212
FNMA Pool #250113
   9.000%, 07/01/24                                472             499
FNMA Pool #303675
  10.000%, 10/01/17                                278             305
FNMA Pool #319002
   6.500%, 09/01/25                                617             628
FNMA Pool #326580
   8.000%, 03/01/08                                826             853
FNMA Pool #329569
   6.000%, 03/01/11                                777             786
FNMA Pool #339194
   6.500%, 05/01/26                                882             899
FNMA Pool #339839
   6.000%, 03/01/26                                857             857
FNMA Pool #367977
   6.500%, 02/01/04                              1,221           1,239
FNMA, Series G93-1 Class H
   6.700%, 02/25/21                              1,000           1,033
FNMA TBA 10 Year
   5.805%, 10/01/08                              1,250           1,255
   5.850%, 10/25/08                              1,000           1,009
FNMA TBA 15 Year
   6.500%, 11/17/13                              2,000           2,041
FHA/VA Pool #160376
   9.000%, 06/15/16                                121             130
                                                            ----------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
   Backed Obligations
   (Cost $18,533)                                               18,849
                                                            ----------

U.S. TREASURY OBLIGATIONS - 11.0%
U.S. Treasury Notes
   5.875%, 03/31/99                              1,000           1,007
   8.750%, 08/15/00                                750             808
   5.750%, 11/15/00                              6,000           6,165
   6.375%, 03/31/01                              1,150           1,203
   7.250%, 05/15/16                              1,000           1,241
                                                            ----------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,084)                                               10,424
                                                            ----------


                         26         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
FOREIGN BONDS - 40.0%

ARGENTINA - 2.0%
Government of Argentina (H)
  11.750%, 02/12/07                          AR  1,500       $   1,030
  11.375%, 01/30/17                                200             183
Mastellone Hermanos SA (D)(H)
  Callable 04/01/03 @ 105.875,
  Callable 04/01/06 @ 100.000
  11.750%, 04/01/08                          AS  1,000             638
                                                            ----------
                                                                 1,851
                                                            ----------

AUSTRIA - 2.1%
Government of Austria
   7.625%, 10/18/04                             20,000           2,024
                                                            ----------

BERMUDA - 0.2%
Comcast UK Cable, Step-Bond,
   Callable 11/15/00 @ 104.20
   11/15/07 (C) (H)                                125             101
Gearbulk Holding (H)
    Callable 12/01/99 @ 105.625,
    Callable 12/01/02 @ 100
  11.250%, 12/01/04                                 75              78
                                                            ----------
                                                                   179
                                                            ----------

BRAZIL - 1.4%
Government of Brazil (H)
   9.375%, 04/07/08                              1,000             648
   8.000%, 04/15/14                                970             582
  10.125%, 05/15/27                                100              61
                                                            ----------
                                                                 1,291
                                                            ----------

BULGARIA - 0.5%
Government of Bulgaria (D)(H)
   6.688%, 07/28/11 (A)                            800             468
                                                            ----------

CANADA - 4.5%
Government of Canada
   8.000%, 06/01/23                          CO  2,000           1,791
International Utility Structures (D)(H)
    Callable 02/01/03 @ 105.375,
    Callable 02/01/04 @ 103.583
  10.750%, 02/01/08                                 50              44
Metronet Communications, Step-Bond, (D)(H)
   Callable 06/15/03 @ 104.975
   06/15/08 (C)                                    450             251
Metronet Communications, (H)
    Callable 08/15/02 @ 106,
    Callable 08/15/03 @ 104
  12.000%, 08/15/07                                100             107
Pacalta Resources, Series B, (H)
    Callable 06/15/02 @ 105.375,
    Callable 06/15/03 @ 100
  10.750%, 06/15/04                                 50              44
Rogers Cablesystem (H)
  10.000%, 03/15/05                              1,650           1,815
Rogers Cantel, Callable 10/01/02 @ 104.40,
   Callable 10/01/05 @ 100
   8.800%, 10/01/07 (H)                            100              97
Telesystems International Wireless, Step-Bond (E)(H)
   Callable 11/01/02 @ 105.50,
   Callable 11/01/05 @ 100.00
   11/01/07 (C)                                     50              23


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
Telesystems International Wireless (E)(H)
   Step-Bond, Series B,
   Callable 06/30/02 @ 106.625
   06/30/07 (C)                                    125        $     68
Trizec Finance, (H)
    Callable 10/15/00 @ 105.44,
    Callable 10/15/02 @ 100
  10.875%, 10/15/05                                 50              55
                                                            ----------
                                                                 4,295
                                                            ----------

COLOMBIA - 2.4%
Government of Columbia (D)
   7.270%, 06/15/03                              1,250             931
   7.625%, 02/15/07                              1,000             685
   8.625%, 04/01/08                              1,000             700
                                                            ----------
                                                                 2,316
                                                            ----------

DENMARK - 1.1%
Kingdom of Denmark
   7.000%, 11/10/24                          DK  5,500           1,052
                                                            ----------

ECUADOR - 0.7%
Government of Ecuador (H)
  11.250%, 04/25/02                              1,000             640
                                                            ----------

GERMANY - 1.1%
Sirona Dental Systems (D) (H)
   Callable 7/15/03 @ 104.563,
   Callable 7/15/06 @ 100.000
   9.125%, 07/15/08                          DM  2,000           1,086
                                                            ----------

JAMAICA - 1.5%
Mechala Group Jamaica, Series B (H)
  12.750%, 12/30/99                              2,000           1,420
                                                            ----------

KENYA - 0.5%
Central Bank Kenya, Zero Coupon Bond (H)
   11/30/98                                  KS 28,000             448
                                                            ----------

KOREA - 1.1%
Republic of Korea (H)
   8.875%, 04/15/08                              1,200           1,049
                                                            ----------

LIBERIA - 1.2%
Royal Caribbean
   8.125%, 07/28/04                              1,000           1,117
                                                            ----------

LUXEMBOURG - 0.1%
Millicom International,
   Step-Bond, Series A,
   Callable 06/01/01 @ 106.75
   06/01/06 (C) (H)                                175             110

MEXICO - 5.2%
Government of Mexico (H)
  11.375%, 09/15/16                              1,800           1,621
  11.500%, 05/15/26                              1,250           1,231
Government of Mexico Par/Disc Rights*
   06/30/03                                      5,383              --
Mexican Cetes
   08/05/98                                  MX 22,500           1,696


                         27         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1998


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
Petroleos Mexicanos (H)
   9.250%, 03/30/18                                500        $    401
                                                            ----------
                                                                 4,949
                                                            ----------

NETHERLANDS - 2.2%
Government of Netherlands
   7.500%, 04/15/10                          NL  1,500           1,036
Hermes Europe Railtel, (H)
    Callable 08/15/02 @ 105.75
  11.500%, 08/15/07                                225             239
Voto-Votorantim (D) (H)
   Callable 06/27/02 @ 99.50
   8.500%, 06/27/05                              1,000             770
                                                            ----------
                                                                 2,045
                                                            ----------

PANAMA - 1.3%
Government of Panama
   8.250%, 04/22/08 (H)                          1,500           1,275
                                                            ----------

PHILIPPINES - 0.9%
Republic of Philippines
   8.875%, 04/15/08 (H)                          1,000             825
                                                            ----------

POLAND - 1.4%
Government of Poland RSTA
   3.750%, 10/27/24 (A)                          2,000           1,380
                                                            ----------

RUSSIA - 0.4%
Russian Government (H)
  10.000%, 06/26/07                                550             126
Russian IAN FRN, Series A (H)
   6.625%, 12/15/15 (A)                          3,645             283
                                                            ----------
                                                                   409
                                                            ----------
South Africa - 0.9%
Republic of South Africa
  12.500%, 01/15/02 (H)                      ZA  6,000             869
                                                            ----------

Sweden - 2.7%
Kingdom of Sweden
   9.000%, 04/20/09                          SE 12,500           2,142
Stena AB, Callable 06/15/02 @ 104.375,
   Callable 06/15/05 @ 100
   8.750%, 05/15/07 (H)                             50              47
Stena AB, Callable 12/15/00 @ 105.25,
    Callable 12/15/04 @ 100
  10.500%, 12/15/05 (H)                            150             155
Stena Line, Callable 06/01/03 @ 105.313,
    Callable 06/01/06 @ 100
  10.625%, 06/01/08 (H)                            200             180
                                                            ----------
                                                                 2,524
                                                            ----------

UNITED KINGDOM - 3.5%
Conversion
   9.500%, 04/18/05                          UK    700           1,473
Dialog, Callable 11/15/02 @ 105.5 (E)(H)
   Callable 11/15/06 @ 100
  11.000%, 11/15/07                                300             308
Euramax International (H)
  11.250%, 10/01/06                                125             125


STRATEGIC INCOME FUND (continued)

DESCRIPTION                              PAR (000) (F)      VALUE (000)
-----------------------------------------------------------------------
Telewest Communications, Step-Bond,
   Callable 10/01/00 @ 100
   10/01/07 (C) (H)                                575        $    474
Texon International (D) (H)
    Callable 02/01/03 @ 105,
    Callable 02/01/06 @ 100
  10.000%, 02/01/08                          DM  2,000             934
                                                            ----------
                                                                 3,314
                                                            ----------

VENEZUELA - 1.1%
Government of Venezuela FRB
   6.625%, 12/18/07 (A) (H)                      1,809           1,011
                                                            ----------

TOTAL FOREIGN BONDS
   (Cost $44,038)                                               37,947
                                                            ----------

COMMON STOCKS - 0.1%

AUSTRALIA - 0.0%
UIH Australia Warrants*                            150               1
                                                            ----------

UNITED STATES - 0.1%
Affiliated Newspaper*                              500              60
Bar Technologies Warrants (D)*                      50               3
Cellular Communications International*             150               7
CS Wireless Systems (D)*                            27              --
Electronic Retailing System Warrants*               75               1
Highwaymaster Communications Inc*                   50              --
Hosiery Amer Inc*                                   50              --
Icf Kaiser Warrants*                               120              --
Icon Health & Fitness Capital*                     150              --
K-III Communications*                              150              --
Metronet*                                          100               3
Nextel Communications Warrants*                    250              --
Pathnet Wts 04/15/08*                               75               2
Pegasus Communications*                            225               4
Sterling Chemical Warrants*                        100               2
Viatel*                                             62               3
                                                            ----------
                                                                    85
                                                            ----------
TOTAL COMMON STOCKS
   (Cost $21)                                                       86
                                                            ----------

PREFERRED STOCKS - 0.8%

UNITED STATES - 0.8%
Benedek Communications PIK*                     50,000              43
Cumulus Media*                                  50,000              52
Echostar Communications*                        56,324              54
Nebco Evans Holdings*                              263              17
Nextel Communications*                          54,722              56
Pegasus Communications*                        113,129             124
Primedia*                                        1,700             163
SFX Broadcasting                                   705              84
Sinclair Capital                                   750              78
Texas Utilities*                                 2,000             112
                                                            ----------
                                                                   783
                                                            ----------
TOTAL PREFERRED STOCKS
   (Cost $752)                                                     783
                                                            ----------


                         28         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                     SHARES      VALUE (000)
-----------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 4.3%
First American Prime
   Obligations Fund (B)                      4,064,151       $   4,064
                                                            ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $4,064)                                                 4,064
                                                            ----------
TOTAL INVESTMENTS - 109.7%
   (Cost $109,817)                                             104,098
                                                            ----------
OTHER ASSETS AND LIABILITIES, NET - (9.7%)                      (9,223)
                                                            ----------

NET ASSETS:
Portfolio Capital--Class Y
  ($.0001 par value--2 billion authorized)
  based on 5,875,893 outstanding shares                         58,134
Portfolio Capital--Retail Class A
  ($.0001 par value--2 billion authorized)
  based on 4,342,131 outstanding shares                         57,819
Portfolio Capital--Retail Class B
  ($.0001 par value--2 billion authorized)
  based on 12,276 outstanding shares                               113
Distributions in excess of net investment income                  (377)
Accumulated net realized loss on investments                   (15,099)
Net unrealized depreciation of investments                      (5,719)
Net unrealized appreciation of forward
  foreign currency contracts, foreign currency
  and transaction of other assets and liabilities
  in foreign currency                                                4
                                                            ----------
TOTAL NET ASSETS--100.0%                                      $ 94,875
                                                            ----------
Net asset value, offering price, and redemption
   price per share--Class Y                                   $   9.27
                                                            ----------
Net asset value and redemption price
   per share--Retail Class A                                  $   9.27

Maximum sales charge of 4.50% (1)                                 0.44
                                                            ----------
Offering price per share--Retail Class A (1)                  $   9.71
                                                            ----------
Net asset value and offering price
   per share--Retail Class B (2)                              $   9.27
                                                            ----------

   *Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) This money market fund is advised by the U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Step Bond--The initial coupon on a step bond changes on a specific date, to a predetermined higher rate.

(D) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.


STRATEGIC INCOME FUND (concluded)

DESCRIPTION
------------------------------------------------------------------------------
(E) Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered illiquid. On September 30, 1998, the total market value of these investments was $3,634,000 or 3.83% of total net assets. Information regarding these securities is as follows:

                                                      Date
Security                              Par            Acquired        Cost Basis
-------------------------------------------------------------------------------
Acme Television                    $100,000            9/97            $ 73,142
Chancellor Media Corp.               50,000           12/97              55,195
American Builders                    50,000            5/97              50,000
Glenoit                             100,000          3/97-8/97          103,155
Cumulus Media                       200,000          6/98-8/98          206,375
International Cable
   & Telephone                      800,000          3/98-8/98          496,921
Tekni-Plex                          100,000          2/98-4/98          101,063
Eagle-Picher Industries             175,000          2/98-8/98          174,168
Revlon Consumer Products            600,000          1/98-8/98          610,432
Wesco Distribution                  325,000          5/98-8/98          322,569
Dailey International                300,000          2/98-8/98          290,500
Qwest Communications                600,000         10/97-9/98          424,606
Telesystems International
   Wireless                          50,000            10/97             29,958
Telesystems International
   Wireless                         125,000         6/97-10/97           72,696
Dialog                              300,000         11/97-8/98          317,500
Oshkosh Trucking                     50,000            2/98              50,000
United International Holdings       300,000          2/98-8/98          180,069
NextLink Communications             100,000            2/98              99,798
Diamond Holdings Plc                125,000            1/98             126,250
Nextel Communications               675,000          2/98-8/98          423,425

(F) In U.S. dollars unless otherwise indicated.

(G) Represents a domestic investment grade bond.

(H) Represents a foreign high yield (non-investment grade) bond. On September 30, 1998, the total market value of these investments was $21,920,000 or 23.10% of total net assets.

AR--Argentina Peso
AS--Austrian Schilling
CD--Canadian Dollar
DK--Danish Kroner
DM--German Mark
FHA--Federal Housing Administration
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FRB--Floating Rate Bond
FRN--Floating Rate Note
IAN--Interest Arrears Note
KS--Kenya Schilling
MX--Mexican Peso
NL--Netherlands Guilder
PIK--Paid In-Kind
RSTA--Revolving Short
Term Agreement
SE--Swedish Krona
TBA--To be announced
UK--British Pound
VA--Veterans Administration
ZA--South African Rand

The accompanying notes are an integral part of the financial statements.


                         29         '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS      FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                                           ADJUSTABLE                          INTERMEDIATE
                                                        RATE MORTGAGE               FIXED        GOVERNMENT
                                                      SECURITIES FUND         INCOME FUND         BOND FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                       $9,905           $  68,445+        $  13,744+
Dividends                                                          --                  --                --
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         9,905              68,445            13,744
============================================================================================================
EXPENSES:
Investment advisory fees                                          628               7,919             1,532
Less: Waiver of investment advisory fees                          (82)             (1,845)             (375)
Administrator fees                                                138               1,245               241
Transfer agent fees                                               212                  87                31
Custodian fees                                                     24                 339                66
Directors' fees                                                    16                  17                 4
Registration fees                                                  31                  26                 2
Professional fees                                                  38                  39                 8
Printing                                                           47                  68                10
Distribution fees - Class A                                       259                  89                10
Less: Waiver of distribution fees - Class A                       (22)                 --               (10)
Distribution fees - Class B                                        --                 161                --
Other                                                               9                  23                13
------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                              1,298               8,168             1,532
============================================================================================================
INVESTMENT INCOME - NET                                         8,607              60,277            12,212
============================================================================================================
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                           665              20,003               179
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                                 --                  --                --
Net change in unrealized appreciation (depreciation) of
 investments                                                     (766)             57,853             9,274
Net change in unrealized appreciation of forward
 foreign currency contracts, foreign currency and
 translation of other assets and liabilities denominated
 in foreign currency                                               --                  --                --
------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                   (101)             77,856             9,453
============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                               $8,506           $ 138,133         $  21,665
============================================================================================================

 + Includes income from securities lending program. See the Notes to the Financial Statements for additional information.
(1) For the period July 24,
    1998 (commencement of operations) through September 30, 1998.















The accompanying notes are an integral part of the financial statements.

                  30           '98 ANNUAL REPORT           FIRST AMERICAN FUNDS

INTERMEDIATE TERM       LIMITED TERM           STRATEGIC
      INCOME FUND        INCOME FUND      INCOME FUND(1)
--------------------------------------------------------

        $  25,900+         $  11,157+            $ 1,598
               --                 --                   5
        -------------------------------------------------
           25,900             11,157               1,603
        =================================================

            3,052              1,318                 123
             (715)              (516)                (25)
              480                207                  19
               47                 34                  14
              131                 57                   5
                7                  3                  --
                6                  7                  21
               15                  7                   1
               21                  9                  --
               29                 13                  22
              (29)               (13)                 --
               --                 --                  --
                8                  4                  --
        -------------------------------------------------
            3,052              1,130                 180
        =================================================
           22,848             10,027               1,423
        ================================================-

            5,989                197                 101
               --                 --                (627)
           14,591              1,621              (7,227)
               --                 --                   4
        -------------------------------------------------
           20,580              1,818              (7,749)
        =================================================
        $  43,428          $  11,845            ($ 6,326)
        =================================================



                  31            '98 ANNUAL REPORT          FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS

                                                                              ADJUSTABLE RATE
                                                                     MORTGAGE SECURITIES FUND
---------------------------------------------------------------------------------------------
                                                                        10/1/97        9/1/96
                                                                             to            to
                                                                        9/30/98       9/30/97
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                               $   8,607     $  12,790
Net realized gain (loss) on investments                                     665          (392)
Net realized loss on forward foreign currency contracts and foreign
 currency transactions                                                       --            --
Net change in unrealized appreciation
 (depreciation) of investments                                             (766)        3,059
Net change in unrealized appreciation of forward foreign currency contracts, foreign currency and translation of other assets and
 liabilities denominated in foreign currency                                 --            --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           8,506        15,457
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                    --            --
  Class A                                                                (8,473)      (12,789)
  Class B                                                                    --            --
Net realized gain on investments:
  Class Y                                                                    --            --
  Class A                                                                    --            --
  Class B                                                                    --            --
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                      (8,473)      (12,789)
==============================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y:
  Proceeds from sales                                                         1            --
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                                  --            --
  Shares issued in connection with acquisition of Qualivest Fund             --            --
  Shares issued in connection with acquisition of Piper Fund                 --            --
  Reinvestment of distributions                                              --            --
  Payments for redemptions                                                   --            --
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class Y transactions                                                        1            --
----------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                     2,317         2,571
  Shares issued in connection with acquisition of Qualivest Fund             --            --
  Shares issued in connection with acquisition of Piper Fund                 --            --
  Reinvestment of distributions                                           3,652         5,085
  Payments for redemptions                                              (57,967)      (88,459)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class A transactions                                                  (51,998)      (80,803)
----------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                        --            --
  Reinvestment of distributions                                              --            --
  Payments for redemptions                                                   --            --
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class B transactions                                                       --            --
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                                            (51,997)      (80,803)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (51,964)      (78,135)
NET ASSETS AT BEGINNING OF PERIOD                                       184,698       262,833
==============================================================================================
NET ASSETS AT END OF PERIOD (2)                                       $ 132,734     $ 184,698
==============================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
 Class Y:
  Shares issued                                                              --            --
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                                  --            --
  Shares issued in connection with acquisition of Qualivest Fund             --            --
  Shares issued in connection with acquisition of Piper Fund                 --            --
  Shares issued in lieu of cash distributions                                --            --
  Shares redeemed                                                            --            --
----------------------------------------------------------------------------------------------
 TOTAL CLASS Y TRANSACTIONS                                                  --            --
==============================================================================================
 Class A:
  Shares issued                                                             283           317
  Shares issued in connection with acquisition of Qualivest Fund             --            --
  Shares issued in connection with acquisition of Piper Fund                 --            --
  Shares issued in lieu of cash distributions                               449           627
  Shares redeemed                                                        (7,120)      (10,899)
----------------------------------------------------------------------------------------------
 TOTAL CLASS A TRANSACTIONS                                              (6,388)       (9,955)
----------------------------------------------------------------------------------------------
 Class B:
  Shares issued                                                              --            --
  Shares issued in lieu of cash distributions                                --            --
  Shares redeemed                                                            --            --
==============================================================================================
 TOTAL CLASS B TRANSACTIONS                                                  --            --
==============================================================================================
 NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                         (6,388)       (9,955)
==============================================================================================

[WIDE TABLE CONTINUED]
                                                                                    FIXED INCOME  INTERMEDIATE GOVERNMENT
                                                                                            FUND                BOND FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                          10/1/97        10/1/96     10/1/97      10/1/96
                                                                               to             to          to           to
                                                                          9/30/98        9/30/97     9/30/98      9/30/97
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                $   60,277    $    33,769   $  12,212    $  10,128
Net realized gain (loss) on investments                                    20,003             58         179         (156)
Net realized loss on forward foreign currency contracts and foreign
 currency transactions                                                         --             --          --           --
Net change in unrealized appreciation
 (depreciation) of investments                                             57,853         12,465       9,274        1,507
Net change in unrealized appreciation of forward foreign currency contracts, foreign currency and translation of other assets and
 liabilities denominated in foreign currency                                   --             --          --           --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           138,133         46,292      21,665       11,479
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                 (57,596)       (32,617)    (11,976)      (9,922)
  Class A                                                                  (1,694)          (435)       (225)        (209)
  Class B                                                                    (706)          (736)         --           --
Net realized gain on investments:
  Class Y                                                                    (874)        (2,700)         --           --
  Class A                                                                     (11)           (56)         --           --
  Class B                                                                     (19)          (108)         --           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                       (60,900)       (36,652)    (12,201)     (10,131)
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y:
  Proceeds from sales                                                     453,638        210,796      80,734       45,057
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                                    --        217,322          --       31,833
  Shares issued in connection with acquisition of Qualivest Fund          266,616             --          --           --
  Shares issued in connection with acquisition of Piper Fund                   --             --          --           --
  Reinvestment of distributions                                            32,294         13,547         792          888
  Payments for redemptions                                               (317,426)      (136,383)    (36,741)     (37,431)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class Y transactions                                                    435,122        305,282      44,785       40,347
---------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                       8,657          4,803       3,819        1,571
  Shares issued in connection with acquisition of Qualivest Fund              526             --          --           --
  Shares issued in connection with acquisition of Piper Fund              396,424             --          --           --
  Reinvestment of distributions                                               351            363         137          138
  Payments for redemptions                                               (215,619)        (5,105)     (3,088)      (1,539)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class A transactions                                                    190,339             61         868          170
---------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                       3,549          2,475          --           --
  Reinvestment of distributions                                               615            723          --           --
  Payments for redemptions                                                 (3,225)        (4,309)         --           --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class B transactions                                                        939         (1,111)         --           --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                                              626,400        304,232      45,653       40,517
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   703,633        313,872      55,117       41,865
NET ASSETS AT BEGINNING OF PERIOD                                         729,507        415,635     185,415      143,550
===========================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                        $1,433,140    $   729,507   $ 240,532    $ 185,415
===========================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
 Class Y:
  Shares issued                                                            40,454         19,428       8,629        4,888
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                                    --         19,965          --        3,423
  Shares issued in connection with acquisition of Qualivest Fund           24,078             --          --           --
  Shares issued in connection with acquisition of Piper Fund                   --             --          --           --
  Shares issued in lieu of cash distributions                               2,880          1,251          85           96
  Shares redeemed                                                         (28,263)       (12,610)     (3,914)      (4,054)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS Y TRANSACTIONS                                                39,149         28,034       4,800        4,353
===========================================================================================================================
 Class A:
  Shares issued                                                               782            443         407          170
  Shares issued in connection with acquisition of Qualivest Fund               47             --          --           --
  Shares issued in connection with acquisition of Piper Fund               34,666             --          --           --
  Shares issued in lieu of cash distributions                                  31             33          15           15
  Shares redeemed                                                         (18,751)          (472)       (330)        (166)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS A TRANSACTIONS                                                16,775              4          92           19
---------------------------------------------------------------------------------------------------------------------------
 Class B:
  Shares issued                                                               317            229          --           --
  Shares issued in lieu of cash distributions                                  55             67          --           --
  Shares redeemed                                                            (288)          (400)         --           --
===========================================================================================================================
 TOTAL CLASS B TRANSACTIONS                                                    84           (104)         --           --
===========================================================================================================================
 NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                           56,008         27,934       4,892        4,372
===========================================================================================================================

The accompanying notes are an integral part of the financial statements.

                  32            '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

[WIDE TABLE CONTINUED]

             INTERMEDIATE TERM                  LIMITED TERM         STRATEGIC
                   INCOME FUND                   INCOME FUND       INCOME FUND
------------------------------------------------------------------------------
         10/1/97       10/1/96        10/1/97        10/1/96          7/24/98
              to            to             to             to               to
         9/30/98       9/30/97        9/30/98        9/30/97       9/30/98(3)
------------------------------------------------------------------------------

      $   22,848     $   8,640      $  10,027      $   6,613        $   1,423
           5,989           263            197             29              101
              --            --             --             --             (627)
          14,591         2,441          1,621            508           (7,227)
              --            --             --             --                4
------------------------------------------------------------------------------
          43,428        11,344         11,845          7,150           (6,326)
------------------------------------------------------------------------------


         (22,110)       (8,507)        (9,753)        (6,216)            (651)
            (607)         (133)          (270)          (407)            (521)
              --            --             --             --               (1)

            (624)         (620)            --             --               --
              (6)          (15)            --             --               --
              --            --             --             --               --
------------------------------------------------------------------------------
         (23,347)       (9,275)       (10,023)        (6,623)          (1,173)
==============================================================================

          81,887        33,377         59,869         54,226           60,261
              --       241,021             --         71,476               --
         187,587            --             --             --               --
           8,844            --             --             --               --
           8,673         3,577          4,703          4,328              521
        (199,064)      (54,475)       (77,568)       (39,753)          (2,648)
------------------------------------------------------------------------------
          87,927       223,500        (12,996)        90,277           58,134
------------------------------------------------------------------------------

           5,188         1,309          5,810          1,851              381
             814            --             --             --               --
          43,926            --             --             --           86,421
             426           111            250            391              344
          (5,294)       (1,170)        (8,234)        (2,741)         (43,019)
------------------------------------------------------------------------------

          45,060           250         (2,174)          (499)          44,127
------------------------------------------------------------------------------

              --            --             --             --              112
              --            --             --             --                1
              --            --             --             --               --
------------------------------------------------------------------------------

              --            --             --             --              113
------------------------------------------------------------------------------
         132,987       223,750        (15,170)        89,778          102,374
------------------------------------------------------------------------------
         153,068       225,819        (13,348)        90,305           94,875
         326,734       100,915        191,520        101,215                0
==============================================================================
      $  479,802     $ 326,734      $ 178,172      $ 191,520        $  94,875
==============================================================================


           7,740         3,356          6,008          5,467            6,106
              --        24,298             --          7,212               --
          18,733            --             --             --               --
             875            --             --             --               --
             859           360            473            437               56
         (19,365)       (5,483)        (7,790)        (4,008)            (286)
------------------------------------------------------------------------------
           8,842        22,531         (1,309)         9,108            5,876
==============================================================================

             513           132            584            186               39
              81            --             --             --               --
           4,336            --             --             --            8,642
              41            11             25             40               37
            (517)         (118)          (827)          (276)          (4,376)
------------------------------------------------------------------------------
           4,454            25           (218)           (50)           4,342
------------------------------------------------------------------------------

              --            --             --             --               12
              --            --             --             --               --
              --            --             --             --               --
==============================================================================
              --            --             --             --               12
==============================================================================
          13,296        22,556         (1,527)         9,058           10,230
==============================================================================

(2)Includes undistributed (distributions in excess of) net investment income
   (000) of $134 and $0 for Adjustable Rate Mortgage Securities Fund, $291 and $12 for Fixed Income Fund, $11 and $0 for Intermediate Government Bond Fund, $117 and $(1) for Intermediate Term Income Fund, $4 and $0 for Limited Term Income Fund, and $(377) for Strategic Income Fund as September 30, 1998 and September 30, 1997 respectively.

(3)Commenced operations on July 24, 1998.

                  33            '98 ANNUAL REPORT        FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS      FOR THE PERIODS ENDED SEPTEMBER 30
                          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                   REALIZED AND
                       NET ASSET                     UNREALIZED      DIVIDENDS
                           VALUE            NET        GAINS OR       FROM NET    DISTRIBUTIONS
                       BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                       OF PERIOD         INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------------
    ADJUSTABLE RATE MORTGAGE
        SECURITIES FUND
CLASS Y
 1998(1)               $  8.13       $  0.06         $  0.02        $ (0.05)        $    --
CLASS A(2)
 1998                  $  8.15       $  0.48         $    --        $ (0.47)        $    --
 1997                     8.06          0.47            0.09          (0.47)             --
 1996(3)                  8.03          0.04            0.03          (0.04)             --
 1996(4)                  7.99          0.49            0.01          (0.46)             --
 1995(4)(5)               8.10          0.47           (0.05)         (0.53)             --
 1994(4)                  8.88          0.55           (0.82)         (0.51)             --
 1993(4)                  8.95          0.63           (0.09)         (0.61)             --
FIXED INCOME FUND
CLASS Y
 1998                  $ 10.96       $  0.60         $  0.74        $ (0.60)        $ (0.01)
 1997                    10.76          0.62            0.27          (0.62)          (0.07)
 1996                    10.97          0.63           (0.11)         (0.63)          (0.10)
 1995                    10.37          0.66            0.62          (0.65)          (0.03)
 1994(6)                 11.11          0.38           (0.74)         (0.38)             --
CLASS A
 1998                  $ 10.97       $  0.57         $  0.73        $ (0.57)        $ (0.01)
 1997                    10.77          0.59            0.27          (0.59)          (0.07)
 1996                    10.98          0.61           (0.11)         (0.61)          (0.10)
 1995                    10.37          0.66            0.61          (0.63)          (0.03)
 1994                    11.38          0.57           (0.89)         (0.57)          (0.12)
CLASS B
 1998                  $ 10.91       $  0.49         $  0.73        $ (0.49)        $ (0.01)
 1997                    10.72          0.51            0.26          (0.51)          (0.07)
 1996                    10.94          0.52           (0.11)         (0.53)          (0.10)
 1995                    10.35          0.58            0.60          (0.56)          (0.03)
 1994(7)                 10.54          0.08           (0.17)         (0.10)             --
INTERMEDIATE GOVERNMENT BOND FUND
CLASS Y
 1998                  $  9.27       $  0.52         $  0.39        $ (0.52)        $    --
 1997                     9.18          0.54            0.09          (0.54)             --
 1996                     9.29          0.54           (0.11)         (0.54)             --
 1995                     8.98          0.54            0.31          (0.54)             --
 1994(6)                  9.41          0.27           (0.43)         (0.27)             --
CLASS A
 1998                  $  9.28       $  0.52         $  0.40        $ (0.52)        $    --
 1997                     9.19          0.54            0.09          (0.54)             --
 1996                     9.29          0.54           (0.10)         (0.54)             --
 1995                     8.98          0.54            0.31          (0.54)             --
 1994                     9.52          0.41           (0.51)         (0.39)          (0.05)
INTERMEDIATE TERM INCOME FUND
CLASS Y
 1998                  $  9.98       $  0.53         $  0.46        $ (0.53)        $ (0.02)
 1997                     9.93          0.55            0.13          (0.56)          (0.07)
 1996                     9.94          0.55              --          (0.55)          (0.01)
 1995                     9.55          0.58            0.39          (0.58)             --
 1994(6)                 10.01          0.31           (0.46)         (0.31)             --
CLASS A
 1998                  $ 10.00       $  0.53         $  0.47        $ (0.53)        $ (0.02)
 1997                     9.93          0.55            0.15          (0.56)          (0.07)
 1996                     9.94          0.55              --          (0.55)          (0.01)
 1995                     9.55          0.59            0.38          (0.58)             --
 1994                    10.22          0.46           (0.56)         (0.46)          (0.11)
----------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
 * All ratios for the period have been annualized.
(A)Excluding sales charges.
(1)Class Y shares have been offered since July 31, 1998. All ratios for the period have been annualized.
(2)The financial highlights for the Adjustable Rate Mortgage Securities Fund as set forth herein include the historical financial highlights of the Piper Adjustable Rate Mortgage Securities Fund Class A shares. The assets of the Piper Adjustable Rate Mortgage Securities Fund were acquired by Adjustable Rate Mortgage Securities Fund on July 31, 1998. In connection with such acquisition, Class A shares of the Piper Adjustable Rate Mortgage Securities Fund were exchanged for Class A shares of the Adjustable Rate Mortgage Securities Fund. On July 31, 1998 the advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(3)For the one month period September 1, 1996 to September 30, 1996. All ratios for the period have been annualized.
(4)Period ended August 31.
(5)On September 1, 1995 four closed end funds, American Adjustable Rate Term Trust 1996, American Adjustable Rate Term Trust 1997, American Adjustable Rate Term Trust 1998 (DDJ), American Adjustable Rate Term Trust 1999 were combined to create the fund. DDJ is considered the surviving entity for financial reporting purposes. The financial highlights presented for the periods prior to September 1, 1995 are those of DDJ. The per share information for such periods has been restated to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the fund ($8.00).
(6)Class Y (formerly Institutional Class C shares) have been offered since February 4, 1994. All ratios for the period have been annualized.
(7)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

                  34            '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                                                                                        RATIO OF
                                                                     RATIO OF NET    EXPENSES TO
       NET ASSET                                        RATIO OF       INVESTMENT        AVERAGE
           VALUE                      NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF          TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD     RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
-------------------------------------------------------------------------------------------------------------

       $  8.16           1.04%+     $        1          0.65%            5.33%           0.99%          14%

       $  8.16           5.56%      $  132,733          0.80%            5.44%           0.89%          14%
          8.15           7.16          184,697          0.81             5.84            0.81           25
          8.06           0.85          262,833          0.82             5.28            0.76            2
          8.03           6.40          269,948          0.60             5.74            0.60           51
          7.99           5.43          409,306          0.63             5.62            0.63           36
          8.10          (3.18)         500,062          0.60             6.39            0.60           39
          8.88           6.24          551,369          0.58             7.25            0.58           39


       $ 11.69          12.66%      $1,210,661          0.70%            5.35%           0.86%         147%
         10.96           8.54          705,719          0.70             5.71            0.88          130
         10.76           4.90          391,211          0.70             5.81            0.87          108
         10.97          12.86          289,816          0.70             6.28            0.94          106
         10.37          (3.23)+         90,187          0.61             5.53            0.92          142

       $ 11.69          12.29%      $  205,237          0.95%            5.10%           1.11%         147%
         10.97           8.26            8,535          0.95             5.44            1.13          130
         10.77           4.64            8,332          0.95             5.55            1.12          108
         10.98          12.78            7,853          0.86             6.14            1.19          106
         10.37          (2.92)           8,028          0.68             3.83            1.06          142

       $ 11.63          11.54%      $   17,242          1.70%            4.35%           1.86%         147%
         10.91           7.40           15,253          1.70             4.68            1.88          130
         10.72           3.93           16,092          1.70             4.81            1.87          108
         10.94          11.75            7,280          1.70             5.12            1.94          106
         10.35          (0.88)+            115          1.70             4.89            1.92          142


       $  9.66          10.17%      $  235,959          0.70%            5.58%           0.87%          20%
          9.27           7.07          181,889          0.70             5.88            0.87           22
          9.18           4.74          140,230          0.70             5.85            0.85           29
          9.29           9.82          100,168          0.70             6.13            0.97           17
          8.98          (1.66)+         27,776          0.36             5.32            1.45           74

       $  9.68          10.27%      $    4,573          0.70%            5.58%           1.12%          20%
          9.28           7.06            3,525          0.70             5.88            1.12           22
          9.19           4.85            3,320          0.70             5.85            1.10           29
          9.29           9.82            2,860          0.70             6.10            1.22           17
          8.98          (1.13)           1,977          0.53             4.49            2.14           74


       $ 10.42          10.27%      $  430,672          0.70%            5.24%           0.86%         166%
          9.98           6.98          324,250          0.70             5.51            0.92          165
          9.93           5.63           98,702          0.70             5.45            0.88          161
          9.94          10.51           88,375          0.70             5.94            0.94           69
          9.55          (1.48)+         68,445          0.58             4.81            1.07          177

       $ 10.45          10.35%      $   49,130          0.70%            5.22%           1.11%         166%
         10.00           7.19            2,484          0.70             5.51            1.17          165
          9.93           5.63            2,213          0.70             5.43            1.13          161
          9.94          10.51            2,437          0.70             5.97            1.19           69
          9.55          (1.05)           3,208          0.69             2.48            1.24          177
-------------------------------------------------------------------------------------------------------------


                  35            '98 ANNUAL REPORT        FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS      FOR THE PERIODS ENDED SEPTEMBER 30
                          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                             REALIZED AND
                 NET ASSET                     UNREALIZED      DIVIDENDS
                     VALUE            NET        GAINS OR       FROM NET    DISTRIBUTIONS
                 BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                 OF PERIOD         INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------
 LIMITED TERM INCOME FUND
CLASS Y
 1998            $  9.94       $  0.53         $  0.10        $ (0.53)          $ --
 1997               9.91          0.56            0.03          (0.56)            --
 1996               9.92          0.58           (0.01)         (0.58)            --
 1995               9.85          0.56            0.07          (0.56)            --
 1994(1)           10.02          0.29           (0.17)         (0.29)            --
CLASS A
 1998            $  9.94       $  0.53         $  0.10        $ (0.53)          $ --
 1997               9.91          0.56            0.03          (0.56)            --
 1996               9.92          0.58           (0.01)         (0.58)            --
 1995               9.85          0.56            0.07          (0.56)            --
 1994              10.06          0.44           (0.22)         (0.43)            --
STRATEGIC INCOME FUND
CLASS Y
  1998(2)        $ 10.00       $  0.14         $ (0.75)       $ (0.12)          $ --
CLASS A
  1998(2)        $ 10.00       $  0.13         $ (0.75)       $ (0.11)          $ --
CLASS B
  1998(2)        $ 10.00       $  0.09         $ (0.71)       $ (0.11)          $ --
----------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(1)Class Y (formerly Institutional Class C shares) have been offered since February 4, 1994. All ratios for the period have been annualized.
(2)Commenced operations July 24, 1998. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

                  36            '98 ANNUAL REPORT        FIRST AMERICAN FUNDS

                                                                                          RATIO OF
                                                                       RATIO OF NET    EXPENSES TO
       NET ASSET                                          RATIO OF       INVESTMENT        AVERAGE
           VALUE                        NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF            TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD       RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------

      $  10.04           6.55%         $173,136           0.60%            5.33%           0.87%         112%
          9.94           6.09           184,368           0.60             5.60            0.90          147
          9.91           5.93            93,588           0.60             5.80            0.84           61
          9.92           6.57           111,439           0.60             5.67            0.97          120
          9.85           1.24 +          70,266           0.60             4.40            1.03           48

      $  10.04           6.55%         $  5,036           0.60%            5.33%           1.12%         112%
          9.94           6.09             7,152           0.60             5.61            1.15          147
          9.91           5.93             7,627           0.60             5.80            1.09           61
          9.92           6.57             9,977           0.60             5.60            1.22          120
          9.85           2.21             9,509           0.60             4.17            1.23           48


      $   9.27          (6.13)%+       $ 54,491           0.90%            8.44%           1.05%          61%

      $   9.27          (6.17)%+       $ 40,270           1.15%            8.19%           1.30%          61%

      $   9.27          (6.19)%+       $    114           1.90%            7.44%           2.05%          61%
---------------------------------------------------------------------------------------------------------------

                  37            '98 ANNUAL REPORT        FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

1 >  ORGANIZATION

       The First American Adjustable Rate Mortgage Securities Fund, Fixed Income Fund, Intermediate Government Bond Fund, Intermediate Term Income Fund, Limited Term Income Fund, and Strategic Income Fund are funds offered by First American Investment Funds, Inc. (FAIF) (each a "Fund" collectively, "the Funds"). Other funds that are offered by FAIF but are not included in this report are: California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund (formerly Minnesota Insured Intermediate Tax Free Fund), Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Tax Free Fund, Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund (formerly Stock Fund), Large Cap Growth Fund (formerly Diversified Growth Fund), Mid Cap Growth Fund, Mid Cap Value Fund (formerly Special Equity Fund), Regional Equity Fund, Small Cap Value Fund, Small Cap Growth Fund (formerly Emerging Growth Fund), Micro Cap Value Fund, Emerging Markets Fund, International Index Fund, International Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The FAIF articles of incorporation permit the Board of Directors to create additional funds in the future.

       FAIF offers Class A, Class B and Class Y (formerly Class C) shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

       The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Funds are as follows:

       SECURITY VALUATION - Security valuations for FAIF Fund investments are furnished by an independent pricing service that has been approved by the Board of Directors. Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with


                  38             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS
       sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

       SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

       DISTRIBUTIONS TO SHAREHOLDERS - Adjustable Rate Mortgage Securities Fund, Fixed Income Fund, Intermediate Government Bond Fund, Intermediate Term Income Fund, Limited Term Income Fund, and Strategic Income Fund, declare and pay income dividends monthly.

       Any net realized capital gains on sales of securities for a fund are distributed to shareholders at least annually.

       FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of October 31st.

       The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

       On the Statements of Net Assets the following adjustments were made
       (000):

                                    ACCUMULATED    UNDISTRIBUTED
                                   NET REALIZED   NET INVESTMENT         PAID IN
                                      GAIN/LOSS           INCOME         CAPITAL
       ------------------------------------------------------------------------
       Adjustable Rate Mortgage        $    389           $   --     $     (389)
       Fixed Income*                     75,001               --        (75,001)
       Intermediate Term Income*        261,819               --       (261,819)
       Strategic Income                     627             (627)            --
       ------------------------------------------------------------------------

       *The reclassification adjustment is primarily due to accumulated net realized losses acquired in merger transactions which the Fund is unable to utilize for tax purposes due to limitations.


       FOREIGN CURRENCY TRANSLATION - The books and records of the Strategic Income Fund are maintained in U.S. dollars on the following bases:
        (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


                  39             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

       The Strategic Income Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. The Strategic Income Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

       The Strategic Income Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

       EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

       SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then marked to market daily until the securities are returned.

       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

       HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for the Adjustable Rate Mortgage Securities Fund prior to July 31, 1998 is that of Piper Adjustable Rate Mortgage Securities Fund. The historical information of the Piper Fund was carried over to the newly formed FAIF fund.

       USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


3 >  FEES AND EXPENSES

       Pursuant to an investment advisory agreement (the Agreement), U.S. Bank National Association (the Advisor) manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each Fund, is equal to an annual rate of .70% of the average daily net assets. Federated Investment Counseling and Federated Global Research Corp., both subsidiaries of Federated Investors, Inc. serve as sub-advisors to the Strategic Income Fund under an agreement with the


                  40             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

       Advisor (the "Sub-Advisory Agreement"). For their services under the Sub-Advisory agreement, each Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.20% of the first $25 million of the Fund's average daily net assets, 0.165% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.13% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.105% of the Fund's average daily net assets in excess of $100 million.

       The Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

       Through a separate contractual agreement, U.S. Bank National Association, an affiliate of the Advisor, serves as the Funds' custodian.

       SEI Investments Distribution Co. (SIDCO) and SEI Investments Management Corporation, (SIMC) serve as distributor and administrator of the Funds, respectively. Under the distribution plan, each of the Funds pays SIDCO a monthly distribution fee of .25% of each Fund's average daily net assets of the Class A shares, and 1.00% of the Class B shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. SIMC provides administrative services, including certain accounting, legal and shareholder services, at an annual rate of .12% of each FAIF fund's average daily net assets, with a minimum annual fee of $50,000 for Strategic Income Fund. To the extent that the aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAIF fund is reduced to .105% of their relative share of the excess net assets. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets. Under this agreement SIMC paid $343,000 in aggregate for the funds in this annual report to U.S. Bank N.A. for the period ended September 30, 1998. The fees for each fund for the period were approximately 0.022% of average daily net assets.

       In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

       For the period ended September 30, 1998, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

       DST Systems, Inc. provides transfer agent services for the Funds. Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A shares and the Class B shares of the Funds held through accounts at U.S. Bank and its affiliates.

       A Contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Retail Class B. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.


                  41             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998



                                     CONTINGENT DEFERRED SALES CHARGE
                                            AS A PERCENTAGE OF DOLLAR
            YEAR SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
            ---------------------------------------------------------
              First                                5.00%
              Second                               5.00%
              Third                                4.00%
              Fourth                               3.00%
              Fifth                                2.00%
              Sixth                                1.00%
              Seventh                              0.00%
              Eighth                               0.00%
            --------------------------------------------------------

       For the period ended September 30, 1998, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $291,000.

       FORMER PIPER FUNDS AGREEMENTS - From October 1, 1997 to July 31, 1998 the Adjustable Rate Mortgage Securities Fund had an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital managed the Fund's assets and furnished related office facilities, equipment, research, and personnel. The agreement required that the Fund pay Piper Capital a monthly fee based on average daily net assets. The fee for the Adjustable Rate Mortgage Securities Fund was 0.35% on the first $500 million in net assets and 0.30% of net assets in excess of $500 million.

       From October 1, 1997 to July 31, 1998 the Adjustable Rate Mortgage Securities Fund also paid distribution and service fees to Piper Jaffray Inc. The fees were accrued daily and paid quarterly at a rate of 0.15% of average daily net assets.

       Piper Jaffray and Piper Trust Company (Piper Trust) performed various transfer and dividend disbursing agent services for accounts held at the respective company. The fees were paid monthly to Piper Jaffray and Piper Trust for providing these services, and were equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. The Adjustable Rate Mortgage Securities Fund paid $34,000 in servicing fees through July 31, 1998 under this agreement.

       Investors Fiduciary Trust Company served as custodian, transfer and dividend disbursing agent, and accounting agent for the Adjustable Rate Mortgage Securities Fund through July 31, 1998.

       Effective August 1, 1998, all FAIF agreements were adopted for the Adjustable Rate Mortgage Securities Fund.


                  42             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

4 >  INVESTMENT SECURITY TRANSACTIONS

       During the period ended September 30, 1998, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):



                                  U.S. GOVERNMENT        OTHER INVESTMENT
                                       SECURITIES             SECURITIES
       -------------------------------------------------------------------------
                                    PURCHASES        SALES   PURCHASES     SALES
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund            $       --   $       --    $ 21,676   $30,273
       Fixed Income Fund            1,199,690    1,326,938     289,209    71,167
       Intermediate Government
        Bond Fund                      89,162       43,665          --        --
       Intermediate Term
        Income Fund                   465,084      611,737      96,539    36,998
       Limited Term Income Fund        57,913       75,014      78,577    67,933
       Strategic Income Fund           27,392       39,209      41,465    28,029
       -------------------------------------------------------------------------

       At September 30, 1998 the total cost of securities for Federal income tax purpose was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1998 is as follows (000):


                                AGGREGATE GROSS    AGGREGATE GROSS
                                   APPRECIATION       DEPRECIATION          NET
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities Fund                 $ 1,070          $   (107)     $    963
       Fixed Income Fund                 93,398              (939)       92,459
       Intermediate Government
        Bond Fund                        13,140                --        13,140
       Intermediate Term
        Income Fund                      19,038              (371)       18,667
       Limited Term Income Fund           2,189              (191)        1,998
       Strategic Income Fund              2,715            (8,434)       (5,719)
       -------------------------------------------------------------------------

As of September 30, 1998, the following funds have capital loss carryforwards
(000):


                                                       AMOUNT    EXPIRATION DATE
       -------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities Fund      $145,901          1999-2006
       Fixed Income Fund**                             96,149          2000-2004
       Intermediate Government Bond                        39          2003-2006
       Intermediate Term Income**                      13,602          2000-2003
       Limited Term Income Fund*                        3,861          2000-2006
       Strategic Income                                15,054          2001-2003
       -------------------------------------------------------------------------

       * Includes carryover acquired in connection with previous merger, the ability to utilize these losses to offset gains may be limited in the future.

       **In accordance with Section 382 of the Internal Revenue Code, utilization of the capital loss carryover is limited in the Fixed Income Fund and Intermediate Term Income Fund to $20,311,000 and $2,720,000,respectively per year. For Fiscal year ended 9/30/98, the Fixed Incomea and Intermediate Term Income Fund utilization was limited to $1,899,000 and $432,000 respectively.

       Intermediate Term Income Fund incurred losses in the amount of $185,000 from November 1, 1997 to September 30, 1998. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 1999.

5 >  DEFERRED ORGANIZATIONAL COSTS

       Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations on a straight-line basis.


                  43             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

6 >  SECURITIES LENDING TRANSACTIONS

       In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 1998, the collateral purchased with cash received and held at September 30, 1998 with respect to such loans, and income generated during the period from the program were as follows
       (000):

                                                  MARKET VALUE OF            INCOME RECEIVED
       FUND                                     LOANED SECURITIES    FROM SECURITIES LENDING
       -------------------------------------------------------------------------------------
       Fixed Income                                      $549,466                       $331
       Intermediate Government Bond*                           --                         12
       Intermediate Term Income                           229,170                        141
       Limited Term Income                                 42,802                         30
       -------------------------------------------------------------------------------------

                                     MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
       -------------------------------------------------------------------------------------
                                      REPURCHASE  MONEY MARKET        OTHER FIXED
FUND                                  AGREEMENTS    INSTRUMENT  INCOME SECURITIES      TOTAL
       ------------------------------------------------------------------------------------
       Fixed Income                     $460,562          $815           $109,102   $570,479
       Intermediate Government Bond*          --            --                 --         --
       Intermediate Term Income          192,090           340             45,504    237,934
       Limited Term Income                35,877            63              8,499     44,439
       -------------------------------------------------------------------------------------

       *Intermediate Government Bond did not have any securities on loan at September 30, 1998.


       U.S. Bank N.A., an affiliate of the advisor, acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services U.S. Bank N.A. received $357,000 in aggregate for the funds included in this annual report for the year ended September 30, 1998.


7 >  COMMON TRUST FUND CONVERSIONS

       On December 6, 1996, certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds that were involved in the conversion are as follows:



       COMMON TRUST FUND                                   FAIF FUNDS
       -------------------------------------------------------------------------------------
       First Common Treasury -- Agency/Bond Fund           Intermediate Government Bond Fund
       First Common Taxable Bond Fund                      Fixed Income Fund
       -------------------------------------------------------------------------------------



                  44             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

       The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Class Y shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

                                                             NET UNREALIZED GAIN
       COMMON TRUST FUND                              ASSETS              (LOSS)
       -------------------------------------------------------------------------
       First Common Treasury--Agency/Bond Fund  $ 31,832,839         $  560,293
       First Common Taxable Bond Fund            123,756,766           (189,895)

       FAIF FUNDS                                    NET ASSETS    SHARES ISSUED
       -------------------------------------------------------------------------
       Intermediate Government Bond Fund           $143,381,911        3,422,888
       Fixed Income Fund                            431,289,324       11,333,040
       -------------------------------------------------------------------------

       On February 21, 1997 a second common trust conversion took place. Certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

       COMMON TRUST FUND                           FAIF FUND
       -------------------------------------------------------------------------
       First Tier Intermediate Bond Fund           Intermediate Term Income Fund
       First Tier Bond Fund                        Fixed Income Fund
       -------------------------------------------------------------------------

       The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Class Y shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

       COMMON TRUST FUND                           ASSETS    NET UNREALIZED GAIN
       -------------------------------------------------------------------------
       First Tier Intermediate Bond Fund      $74,982,089               $105,821
       First Tier Bond Fund                    93,564,720                263,690
       -------------------------------------------------------------------------

       FAIF FUND                                     NET ASSETS    SHARES ISSUED
       -------------------------------------------------------------------------
       Intermediate Term Income Fund               $ 87,973,493       7,543,470
       Fixed Income Fund                            555,157,713       8,631,431
       -------------------------------------------------------------------------

       On August 8, 1997 a third conversion took place. Certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

       COMMON TRUST FUND                           ACQUIRING FUND
       -------------------------------------------------------------------------
       US Bancorp Short Term                       Limited Term Income Fund
       US Bancorp Intermediate Bond                Intermediate Term Income Fund
       -------------------------------------------------------------------------

       The assets which consisted of securities and related receivables were converted on a tax-free basis. The number of shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

       COMMON TRUST FUND                         ASSETS    NET UNREALIZED (LOSS)
       -------------------------------------------------------------------------
       US Bancorp Short Term               $ 71,475,884              $ (196,640)
       US Bancorp Intermediate Bond         166,038,761                (723,590)
       -------------------------------------------------------------------------

       FAIF FUNDS                                   NET ASSETS     SHARES ISSUED
       -------------------------------------------------------------------------
       Intermediate Term Income Fund              $158,975,985        16,754,668
       Limited Term Income Fund                    119,048,345         7,212,501
       -------------------------------------------------------------------------

       The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Class Y in the Statement of Changes in Net Assets for each respective Fund.


                  45             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

8 >  QUALIVEST MERGER

       On November 21, 1997, the following reorganization of the Qualivest funds into the First American Family of Funds took place pursuant to a Plan of Reorganization approved by the Qualivest shareholders on October 31, 1997:

       QUALIVEST ACQUIRED FUND                                               FAIF ACQUIRING FUND
       ----------------------------------------------------------------------------------------------------
       Intermediate Bond Fund                                                Intermediate Term Income Fund
       Diversified Bond Fund                                                 Fixed Income Fund
       ---------------------------------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization, the Qualivest Class A and Class C shares were exchanged for FAIF Class A shares, and Qualivest Class Q and Class Y shares were exchanged for FAIF Class Y shares.

       The net assets prior to the reorganization and shares issued and redeemed were as follows:



                                                                        ACQUIRING FUND'S    ACQUIRED FUND'S
       FAIF FUND                                           NET ASSETS      SHARES ISSUED    SHARES REDEEMED
       ----------------------------------------------------------------------------------------------------
       Intermediate Term Income                          $320,221,620         18,814,377         18,616,555
       Fixed Income                                       771,254,652         24,125,586         25,678,152
       ----------------------------------------------------------------------------------------------------

       Included in the net assets from the Qualivest Funds were the following components:



                                             DISTRIBUTIONS
                                              IN EXCESS OF
                                            NET INVESTMENT       ACCUMULATED  NET UNREALIZED
       QUALIVEST FUND      PAID IN CAPITAL          INCOME   REALIZED (LOSS)    APPRECIATION     NET ASSETS
       ----------------------------------------------------------------------------------------------------
       Intermediate Bond      $186,768,094      $ (14,028)         $ (4,115)      $1,651,503   $188,401,454
        Diversified Bond       260,222,624         (3,156)               --        6,922,860    267,142,328
       ----------------------------------------------------------------------------------------------------

       The acquisitions were accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).


9 >  PIPER FUNDS MERGER

       The Board of Directors and shareholders of the Piper Funds approved a reorganization of certain Piper Funds into the FAIF Funds which took place at the close of business on July 31, 1998*:



       PIPER ACQUIRED FUND                                             FAIF ACQUIRING FUND
       ---------------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities                              Adjustable Rate Mortgage Securities
                                                                         (New FAIF shell)
       Intermediate Bond Fund                                           Intermediate Term Income
       Government Income                                                Fixed Income
       American Government Income Fund (AGF)                            Fixed Income
       American Government Income Portfolio (AAF)                       Fixed Income
       American Opportunities Income Fund (OIF)                         Fixed Income
       The Americas Income Trust (XUS)                                  Strategic Income (New FAIF shell)
       Highlander Income (HLA)                                          Strategic Income (New FAIF shell)
       ----------------------------------------------------------------------------------------------------

       *For American Government Income Fund, American Government Income
        Portfolio, and American Opportunities Fund the reorganization was effective as of August 28, 1998. The Americas Income Trust and Highlander Income Fund reorganizations were effective as of July 24, 1998.

       Under the Agreement and Plan of Reorganization, the Piper Class A shares were exchanged for FAIF Class A shares, and Piper Class Y shares were exchanged for FAIF Class Y shares.


                  46             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

       The net assets prior to the reorganization and shares issued and redeemed were as follows:

                                                                                  ACQUIRING FUND'S      ACQUIRED FUND'S
       FAIF FUND                                                  NET ASSETS         SHARES ISSUED      SHARES REDEEMED
       ----------------------------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage Securities                    $           --            17,197,369           17,197,369
       Intermediate Term Income                                  427,535,403             5,211,245            6,857,590
       Fixed Income (Government Income)                        1,168,413,969             5,137,676            6,252,004
       Fixed Income (AGF)                                      1,250,228,424             8,290,249           16,080,952
       Fixed Income (AAF)                                      1,250,228,424            11,203,772           18,357,910
       Fixed Income (OIF)                                      1,250,228,424            10,034,207           16,990,545
       Strategic Income (XUS)                                             --             5,749,951            6,251,304
       Strategic Income (HLA)                                             --             2,892,106            1,989,467
       ----------------------------------------------------------------------------------------------------------------

       Included in the net assets from the Piper Funds were the following components:

                                                      DISTRIBUTIONS
                                                       IN EXCESS OF         ACCUMULATED  NET UNREALIZED
                                                      NET INVESTMENT           REALIZED   APPRECIATION/
       PIPER FUND                  PAID IN CAPITAL           INCOME         GAIN/(LOSS)    DEPRECIATION      NET ASSETS
       ----------------------------------------------------------------------------------------------------------------
       Adjustable Rate Mortgage
        Securities                    $285,449,774      $ (118,528)     $ (146,484,460)      $1,017,624    $139,864,410
       Intermediate Bond               327,628,512              --        (275,850,285)         991,555      52,769,782
       Government Income                70,538,606              --         (15,907,522)       3,411,144      58,042,228
       American Government
        Income Fund                    127,321,753              --         (35,900,498)       3,578,713      94,999,968
       American Government
        Income Portfolio               183,194,571              --         (59,639,228)       4,835,535     128,390,878
       American Opportunities
        Income Fund                    171,770,276              --         (61,997,942)       5,218,444     114,990,778
       The Americas Income Trust        72,436,361              --         (15,154,616)         217,766      57,499,511
       Highlander Income                27,675,521              --             (44,950)       1,290,492      28,921,063
       ----------------------------------------------------------------------------------------------------------------

       The acquisitions were accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).


10 > CONCENTRATION OF RISKS

       The Strategic Income Fund (the "Fund") is subject to special risks associated with investing in foreign securities and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The Fund is also subject to risks associated with investing in securities issued by issuers in emerging market countries. Because of the special risks associated with foreign investing, the Fund may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

       The Fund also invests in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are commonly referred to as "junk bonds". Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.


                  47             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS  SEPTEMBER 30, 1998

       THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 1999. PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

       Dear First American Investment Fund Shareholders:

       For the fiscal year ended September 30, 1998, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:



                                                 (A)               (B)               (C)
                                           LONG TERM       MEDIUM TERM          ORDINARY              (D)
                                       CAPITAL GAINS     CAPITAL GAINS            INCOME            TOTAL
                                       DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS
FUND                                     (TAX BASIS)       (TAX BASIS)       (TAX BASIS)      (TAX BASIS)
---------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities                0%                0%              100%             100%
Fixed Income                                       0%                0%              100%             100%
Intermediate Government Bond Fund                  0%                0%              100%             100%
Intermediate Term Income                           0%                0%              100%             100%
Limited Term Income                                0%                0%              100%             100%
---------------------------------------------------------------------------------------------------------

 * Items (A), (B) and (C) are based on a percentage of the fund's total distributions.
(1)Strategic Income Fund is not shown due to the fact that the tax year end is June 30th.

                  48             '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

FIRST AMERICAN INVESTMENT FUNDS, INC.
BOARD OF DIRECTORS



          MR. DAVID BENNETT
          Director of the First American Investment Funds, Inc.
          Of counsel with Gray, Plant, Mooty, Mooty and Bennett,
          Owner of three privately-held businesses
--------------------------------------------------------------------------------


          MR. ROBERT DAYTON
          Director of the First American Investment Funds, Inc.
          Chief Executive Officer of Okabena Company
--------------------------------------------------------------------------------


          MR. ROGER GIBSON
          Director of the First American Investment Funds, Inc.
          Vice President of North America-Mountain Region for United Airlines
--------------------------------------------------------------------------------


          MR. ANDREW HUNTER III
          Director of the First American Investment Funds, Inc.
          Chairman of Hunter Keith Industries
--------------------------------------------------------------------------------


          MR. LEONARD KEDROWSKI
          Director of the First American Investment Funds, Inc.
          Owner and President of Executive Management Consulting, Inc.
--------------------------------------------------------------------------------


          MR. ROBERT SPIES
          Director of the First American Investment Funds, Inc.
          Retired Vice President, U.S. Bank National Association
--------------------------------------------------------------------------------


          MR. JOSEPH STRAUSS
          Director of the First American Investment Funds, Inc.
          Former Chairman of First American Funds,
          Owner and President of Strauss Management Company
--------------------------------------------------------------------------------


          MS. VIRGINIA STRINGER
          Chairman of the First American Investment Funds, Inc.
          Owner and President of Strategic Management Resources, Inc.
--------------------------------------------------------------------------------

      FIRST AMERICAN INVESTMENT FUNDS, INC.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456


INVESTMENT ADVISOR
      FIRST AMERICAN ASSET MANAGEMENT,
      A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
      601 Second Avenue South
      Minneapolis, Minnesota 55402

CUSTODIAN
      U.S. BANK NATIONAL ASSOCIATION
      180 East Fifth Street
      St. Paul, Minnesota 55101

ADMINISTRATOR
      SEI INVESTMENTS MANAGEMENT
      CORPORATION
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

TRANSFER AGENT
      DST SYSTEMS, INC.
      330 West Ninth Street
      Kansas City, Missouri 64105

DISTRIBUTOR
      SEI INVESTMENTS DISTRIBUTION CO.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      90 South Seventh Street
      Minneapolis, Minnesota 55402

COUNSEL
      DORSEY & WHITNEY LLP
      220 South Sixth Street
      Minneapolis, Minnesota 55402



This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involve investment risk including loss of principal amount invested.

The performance data quoted represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LOGO] FIRST AMERICAN
           THE POWER OF DISCIPLINED INVESTING(R)


                                                                  11/1998 114-98










                                                  FIRST AMERICAN
                                                  INVESTMENT FUNDS, INC.



                                    TAX FREE
                                      BOND
                                      FUNDS


                                    [PHOTOS]

                                                      [GRAPHIC] 98

                                                1998 ANNUAL REPORT




[LOGO] FIRST AMERICAN
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS

---------------------------------
  HIGHER RETURN
  POTENTIAL
---------------------------------

  SECTOR FUNDS

  INTERNATIONAL FUNDS

  SMALL CAP FUNDS

  MID CAP FUNDS

  LARGE CAP FUNDS

  STRATEGY FUNDS

  BOND FUNDS

  TAX FREE BOND FUNDS
  California Intermediate Tax Free
  Colorado Intermediate Tax Free
  Intermediate Tax Free
  Minnesota Intermediate Tax Free
  Minnesota Tax Free
  Oregon Tax Free
  Tax Free

  MONEY MARKET FUNDS

---------------------------------
  LOWER RETURN
  POTENTIAL
---------------------------------


INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. SUPPORTED BY EXTENSIVE RESEARCH AND A HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


TABLE OF CONTENTS
------------------------------------------------------------------------------
MESSAGE TO SHAREHOLDERS                                            1
------------------------------------------------------------------------------
STRATEGIES FOR UNCERTAIN MARKETS                                   2
------------------------------------------------------------------------------
    Tax Free Bond Funds Overview                                   4
------------------------------------------------------------------------------
    California Intermediate Tax Free                               5
------------------------------------------------------------------------------
    Colorado Intermediate Tax Free                                 6
------------------------------------------------------------------------------
    Intermediate Tax Free                                          7
------------------------------------------------------------------------------
    Minnesota Intermediate Tax Free                                8
------------------------------------------------------------------------------
    Minnesota Tax Free                                             9
------------------------------------------------------------------------------
    Oregon Tax Free                                               10
------------------------------------------------------------------------------
    Tax Free                                                      11
------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                      12
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS                                          13
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                          44
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                46
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                              48
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     50
------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS                                            58
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS                                       SEPTEMBER 30, 1998


DEAR SHAREHOLDERS:

     On behalf of the board of directors of First American Investment Funds, Inc., I would like to extend a warm welcome to all new shareholders and express my appreciation to our long-term shareholders for your continued support.

          Investors will remember this past year as one of the most volatile periods in recent history. During the first half of 1998, the financial markets staged a remarkable rally that sent the Dow Jones Industrial Average to record highs.

          In mid July, the markets suddenly reversed course, all but erasing the year's gains. Since then, the markets have fluctuated, with dramatic price swings becoming commonplace.

          During challenging times, it's more important than ever to focus on the fundamentals, including diversification among equity, bond and money market mutual funds to create balanced portfolios. Please take a few moments to read the article on the next page, "Strategies for Uncertain Markets," to learn how asset allocation can help tame volatile returns and produce more consistency in all market environments. You may also want to meet with your investment professional to review your long-term goals and fine-tune your portfolio accordingly.

          To provide further diversification opportunities, we recently introduced six new funds: Minnesota Tax Free, Tax Free, Adjustable Rate Mortgage Securities, Strategic Income, Mid Cap Growth, and Emerging Markets. We currently offer 38 mutual funds within our fund family to meet the needs of any investor.

          As you review this annual report, you will notice that we start off with an overview of market conditions, followed by comments from portfolio managers explaining how those conditions affected each fund. We hope that you find this format useful in helping you understand your investment.

          Again, the board of directors thanks you for your support and confidence in the First American family of funds.

     Sincerely,

     /s/ VIRGINIA L. STRINGER

     VIRGINIA L. STRINGER
     Chairman
     First American Investment Funds, Inc.


                            1       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STRATEGIES FOR UNCERTAIN MARKETS


After eight consecutive years of unprecedented economic growth and prosperity, the third quarter of 1998 provided investors with a textbook example of market volatility. A host of bad news, from Russia's default on its debts to Asia's worsening recession and its potential impact on the U.S. economy, sent equity markets into a tailspin. Over the span of one month, the Dow plummeted nearly 20 percent from its mid-July high of 9337. Even though the Dow rallied early in the fourth quarter, some investors wonder if the market's golden days are over.

Experienced investors don't attempt to predict how markets will perform in the coming months. They recognize that markets move in cycles and that an investment lifetime will include both bull and bear markets--and perhaps several of them over the decades. Regardless of market volatility, they remind themselves that stocks and bonds remain the best long-term investments.


DIVERSIFICATION IS THE NAME OF THE GAME
--------------------------------------------------------------------------------

While it's easy to be tempted by the promise of a single investment based on its short-term performance, experienced investors also spread their dollars among several types of investments (stocks, bonds and cash) as well as different investment styles (large cap stocks, small cap stocks, international, growth, value, etc.) to limit risk and earn more balanced returns. This diversification strategy--known as asset allocation--alleviates confusion by helping you ride out periods of uncertainty more successfully. It's a disciplined investment approach that allows you to weather changes in the market.

Asset allocation is also one of the most important variables in the performance of your mutual fund investments. When you diversify among different types of assets, you benefit from using a range of investments, some of which will perform better than others in different market conditions. In tandem, these investments can potentially yield better results over time.


DIVERSIFICATION CAN HELP REDUCE MARKET VOLATILITY IN YOUR PORTFOLIO
-------------------------------------------------------------------

Any particular asset class may perform better--or worse--than another in a given year. By blending multiple asset classes at the same time, you can limit risk and improve long-term performance opportunities.

The following is a bar chart depicting the annual return percentages of asset classes.

                                  [BAR CHART]

        Lehman Brothers    Standard & Poor's                      Morgan Stanley
          Aggregate          500 Composite      Russell 2000        EAFE Index
           (Bonds)            (Large Cap)      (Small Stocks)    (Int'l. Stocks)
           -------            -----------      --------------    ---------------
1987        2.75                  5.25             -8.77              23.19
1988        7.89                 16.61             24.89              26.90
1989       14.53                 31.69             16.24               9.01
1990        8.95                 -3.10            -19.51             -24.71
1991       16                    30.47             46.05              10.19
1992        7.40                  7.62             18.41             -13.89
1993        9.75                 10.08             18.91              30.50
1994       -2.92                  1.32             -1.82               6.24
1995       18.48                 37.58             28.44               9.42
1996        3.61                 22.96             16.49               4.40
1997        9.65                 33.36             22.36               0.24

Expressed as annual return percentages from 1987 to 1997, Source: Micropal. The above rankings among fund's investment categories are based on index average annual total return figures. Past performance does not guarantee future returns.
--------------------------------------------------------------------------------


                                    '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAKING A SMART STRATEGY ONE STEP FURTHER
----------------------------------------

Chances are that you already own a balanced portfolio of mutual funds. Yet you may want to take a closer look at your holdings to ensure that your portfolio remains in balance. For example, if large cap or domestic U.S. stocks formed the core of your holdings, the gains posted in these sectors over the past several years may have sent your overall asset allocation out of proportion. You may want to meet with your investment professional to reallocate funds back to your intended investment mix.

WHY FOCUS ON ASSET ALLOCATION?
-------------------------------
Selection and combination of asset classes is much more important than the selection of individual options. Less than 10 percent of your return relates to a particular investment or the time you decide to buy or sell.

Source: Brinson, Singer and Beebower, "Determinants of Portfolio Performance," Financial Analysts Journal, May-June 1991

The following is a pie chart depicting the importance of focusing on asset allocation.

                                  [PIE CHART]

                             92% Asset Allocation
                             5%  Security Selection
                             2%  Market Timing
                             1%  Other
--------------------------------------------------------------------------------


REVISIT YOUR RISK TOLERANCE
--------------------------------------------------------------------------------

Can you tolerate market fluctuations without undue concern? If not, you may wish to sit down with your investment professional to review your risk tolerance and reposition your assets accordingly. You might also reconsider your investment strategies if you plan to tap your assets within the next year or two to pay for a child's education, a new home or another significant expense. Simply put, you wouldn't want to be caught with the market at a low point while having to withdraw funds at that time.


TIME WILL TELL
--------------------------------------------------------------------------------

In closing, the past six months reinforce the value of asset allocation. An asset allocation program can help you build a balanced portfolio and cushion you against losses you can least afford at critical periods of your life. And keep the big picture in focus: bull and bear markets will come and go, yet over the long term, stocks and bonds remain your best bet.


                                    '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND
   FUNDS

Bond yields tumbled and prices soared during the fiscal year as the global financial crisis dampened world economic growth and lowered inflationary expectations. But while interest rates dropped across the entire fixed-income market, declines were especially dramatic in the long-term Treasury sector, reflecting the worldwide flight to quality and the unwinding of hedge-fund leverage.

     By the end of the fiscal year ended September 30, 1998, yields on long-term Treasury bonds had fallen to the lowest level since 1967. Longer-term issues were the best performing sector of the municipal market. However, as interest rates dropped, state and local governments rushed to refund bonds to take advantage of lower borrowing costs. Because yields on tax-exempt issues declined less than those of comparable Treasuries, we believe that the municipal sector is attractively priced relative to taxable bonds.

     We will remain especially vigilant to credit quality, given our view that economic growth in the United States is likely to decelerate significantly in coming months. Currently, the U.S. economy is among the strongest in the world, the federal budget is in balance for the first time since 1969, and global overcapacity is likely to keep domestic inflation in check despite a relatively tight labor market. Under those circumstances, we expect that municipal bonds will continue to generate solid performance for investors seeking tax-advantaged income.



The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges with the exception of Oregon Intermediate Tax Free Fund which quotes class Y shares. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 3.00% on all tax-free bond funds.


                            4       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
CALIFORNIA INTERMEDIATE TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME
     TAX, CONSISTENT WITH PRESERVATION OF CAPITAL

Over the fiscal year ended September 30, 1998, the California Intermediate Tax Free Fund achieved a total return of 7.80%.

     The fund focused on increasing its duration and looking for relative value in the California municipal marketplace. Given our view that economic drag from Asia would ultimately slow the domestic economy and extinguish whatever inflationary embers might have been burning, extending the fund's duration positioned the fund to benefit from the drop in rates that typically accompanies a growth slowdown.

     To offset the impact of lower interest rates on the fund's yield, we continued to search the California tax-exempt market to find bonds that we believed to be inefficiently priced, either as a result of a temporary imbalance between supply and demand or because of a possible misreading of credit worthiness.

     The recovery of the California economy from the severe economic dislocations that impacted the state during the early 1990s led to increased demand for California debt. As a result, California municipal issues generally outperformed those in most other states. Reflecting the improved health of California's economy and finances, Moody's upgraded the state's bonds from A-1 to AA-3 as the fiscal year ended. Despite the solid gains in the value of California issues, we believe that the state's bonds continue to be attractively priced, especially relative to Treasury debt.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American     First American   First American
             California        California        California         Lehman
            Intermediate      Intermediate      Intermediate    7-Year General       Lehman
           Tax Free Fund,    Tax Free Fund,    Tax Free Fund,     Obligation    7-Year Municipal
              Class A       Class A adjusted      Class Y         Bond Index       Bond Index
              -------       ----------------      -------         ----------       ----------
1992         $10,000            $ 9,700           $10,000           $10,000          $10,000
1992         $10,341            $10,031           $10,331           $10,434          $10,439
1993         $11,291            $10,952           $11,291           $11,589          $11,578
1994         $11,275            $10,936           $11,264           $11,480          $11,503
1995         $12,224            $11,857           $12,212           $12,708          $12,686
1996         $12,725            $12,343           $12,713           $13,275          $13,249
1997         $13,653            $13,243           $13,626           $14,347          $14,307
1998         $14,718            $14,276           $14,688           $15,498          $15,433

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.

ANNUALIZED PERFORMANCE                                                     SINCE
                                      1 YEAR     3 YEAR      5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                7.80%      6.38%       5.44%        6.29%
--------------------------------------------------------------------------------
Class A adjusted                       4.57%      5.30%       4.81%        5.78%
--------------------------------------------------------------------------------
Class Y                                7.80%      6.35%       5.40%        6.26%
--------------------------------------------------------------------------------
Lehman 7-Year G.O. Bond                8.02%      6.84%       5.99%        7.16%
--------------------------------------------------------------------------------
Lehman 7-Year Muni. Bond               7.87%      6.75%       5.92%        7.09%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares and the class Y shares is 8/8/97. The performance reflected in the table begins on 5/31/92, the inception date of the common trust fund. Actual since inception returns from 8/8/97 for class A shares is 7.73%, class A shares adjusted is 4.89%, and class Y shares is 7.64%.

The performance reflected in the graph begins on 5/31/92 and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/8/97, the inception date of the First American California Intermediate Tax Free Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance. The performance reflected in the table begins on 5/31/92, the inception date of the common trust fund.

Previously, the fund used the Lehman 7 Year G.O. Bond Index as a benchmark. Going forward, the fund will use the Lehman 7 Year Muni Bond Index as a comparison, because it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.

                            5       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
COLORADO INTERMEDIATE TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL AND COLORADO STATE INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL

The Colorado Intermediate Tax Free Fund achieved a total return of 7.43% over the fiscal year ended September 30, 1998.

     During the fiscal year, the fund focused on increasing its duration and looking for relative value in the Colorado municipal marketplace. Given our view that economic drag from Asia would ultimately slow the domestic economy and extinguish whatever inflationary embers might have been burning, extending the fund's duration positioned the fund to benefit from the drop in rates that typically accompanies a growth slowdown.

     To offset the impact of lower interest rates on the fund's yield, we continued to search the Colorado tax-exempt market to find issues that we believed to be inefficiently priced, either as a result of a temporary imbalance between supply and demand or because of a possible misreading of credit worthiness.

     In Colorado, lower issuance and increased refundings caused a significant reduction in supply. Coupled with the drop in interest rates, the reduced availability of Colorado municipal issues sparked a strong rally in the state's bonds over the fiscal year. Despite the solid gains, we believe that the Colorado tax-exempt sector continues to be attractively priced, especially relative to Treasury bonds.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American     First American    First American
           Colorado           Colorado          Colorado           Lehman
          Intermediate      Intermediate      Intermediate     7-Year General      Lehman
         Tax Free Fund,    Tax Free Fund,    Tax Free Fund,      Obligation   7-Year Municipal
            Class A       Class A adjusted      Class Y          Bond Index      Bond Index
            -------       ----------------      -------          ----------      ----------
1994       $10,000            $ 9,700           $10,000           $10,000          $10,000
1994       $10,118            $ 9,815           $10,128           $10,104          $10,127
1995       $10,985            $10,655           $10,986           $11,185          $11,169
1996       $11,467            $11,123           $11,468           $11,684          $11,665
1997       $12,282            $11,914           $12,283           $12,628          $12,596
1998       $13,195            $12,799           $13,183           $13,640          $13,587

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                                 1 YEAR      3 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                           7.43%       6.30%        6.95%
--------------------------------------------------------------------------------
Class A adjusted                                  4.19%       5.21%        6.22%
--------------------------------------------------------------------------------
Class Y                                           7.33%       6.27%        6.92%
--------------------------------------------------------------------------------
Lehman 7-Year G.O. Bond                           8.02%       6.84%        7.28%
--------------------------------------------------------------------------------
Lehman 7-Year Muni. Bond                          7.87%       6.75%        7.19%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A and class Y shares is 4/4/94. The performance reflected in the graph begins on 4/30/94. The performance reflected in the table begins on the inception date of class A and Y shares.

Previously, the fund used the Lehman 7-Year G.O. Bond Index as a benchmark. Going forward, the fund will use the Lehman 7-Year Muni Bond Index as a comparison, because it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            6       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
INTERMEDIATE TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX,
     CONSISTENT WITH PRESERVATION OF CAPITAL

The Intermediate Tax Free Fund achieved a total return of 7.04% over the fiscal year ended September 30, 1998.

     During that time, the fund focused on increasing its duration and looking for relative value in the national municipal marketplace. Given our view that economic drag from Asia would ultimately slow the domestic economy and extinguish whatever inflationary embers might have been burning, extending the fund's duration positioned the fund to benefit from the drop in rates that typically accompanies a growth slowdown.

     To minimize the impact of lower interest rates on the fund's yield, we continued to search the tax-exempt market to find issues that we believed to be inefficiently priced, either as a result of a temporary imbalance between supply and demand or because of a possible misreading of credit worthiness. In general, municipalities used the occasion of lower interest rates to increase issuance; the heightened supply, in turn, offset some of the positive impact of falling rates on bond prices.

     On a selective basis, the fund added a small amount (less than 2% of assets) of BBB and non-rated bonds late in the fiscal year to capitalize on our increased capability for credit analysis. The positions also reflect opportunities created by the mild widening of credit spreads that occurred in some portions of the municipal market during the summer. Despite the solid gains generated by tax-exempt bonds over the fiscal year, we believe that the municipal sector continues to be attractively priced, especially relative to Treasury issues.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American    First American    First American       Lehman
            Intermediate      Intermediate      Intermediate    7-Year General
           Tax Free Fund,    Tax Free Fund,    Tax Free Fund,     Obligation
              Class A       Class A Adjusted      Class Y         Bond Index
              -------       ----------------      -------         ----------
1988         $10,000            $ 9,700           $10,000           $10,000
1989         $10,487            $10,172           $10,487           $10,666
1990         $11,041            $10,710           $11,041           $11,402
1991         $12,048            $11,686           $12,048           $12,761
1992         $12,919            $12,531           $12,919           $13,976
1993         $14,037            $13,616           $14,037           $15,523
1994         $13,862            $13,446           $13,862           $15,377
1995         $15,130            $14,676           $15,130           $17,023
1996         $15,804            $15,330           $15,789           $17,782
1997         $16,885            $16,378           $16,854           $19,219
1998         $18,073            $17,531           $18,034           $20,760

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                               1 YEAR    3 YEAR    5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                         7.04%     6.10%     5.18%      6.10%       6.17%
--------------------------------------------------------------------------------
Class A adjusted                3.79%     5.04%     4.54%      5.78%       5.87%
--------------------------------------------------------------------------------
Class Y*                        7.05%     6.05%     5.15%      6.08%       6.16%
--------------------------------------------------------------------------------
Lehman 7-Year G.O. Bond         8.02%     6.84%     5.99%      7.58%       7.58%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/22/87, and the inception date of the class Y shares is 2/4/94. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 12/22/87 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 5.16%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            7       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
MINNESOTA INTERMEDIATE TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL AND MINNESOTA STATE INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL

Over the fiscal year ended September 30, 1998, the Minnesota Intermediate Tax Free Fund achieved a total return of 6.80%.

     The fund focused on increasing its duration and looking for relative value in the Minnesota municipal marketplace. Given our view that economic drag from Asia would ultimately slow the domestic economy and extinguish whatever inflationary embers might have been burning, extending the fund's duration positioned the fund to benefit from the drop in rates that typically accompanies a growth slowdown.

     To offset the impact of lower interest rates on the fund's yield, we continued to search the Minnesota tax-exempt market to find issues that we believed to be inefficiently priced, either as a result of a temporary imbalance between supply and demand or because of a possible misreading of credit worthiness.

     During the fiscal year, the fund removed the requirement that it invest only in insured issues. This action was taken to expand the supply of quality bonds available to the fund, which had become constricted in recent years. This change does not alter the fund's emphasis on maintaining credit quality within the portfolio.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American     First American    First American
           Minnesota          Minnesota         Minnesota          Lehman
          Intermediate      Intermediate      Intermediate     7-Year General      Lehman
         Tax Free Fund,    Tax Free Fund,    Tax Free Fund,      Obligation   7-Year Municipal
            Class A       Class A adjusted      Class Y          Bond Index      Bond Index
            -------       ----------------      -------          ----------      ----------
1994       $10,000            $9,700            $10,000           $10,000          $10,000
1994       $ 9,852            $ 9,557           $ 9,863           $ 9,919          $ 9,930
1995       $10,686            $10,365           $10,685           $10,980          $10,951
1996       $11,199            $10,863           $11,198           $11,470          $11,438
1997       $11,951            $11,593           $11,917           $12,396          $12,350
1998       $12,764            $12,381           $12,730           $13,390          $13,322

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                                   1 YEAR    3 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                             6.80%     6.10%        5.41%
--------------------------------------------------------------------------------
Class A adjusted                                    3.62%     5.02%        4.71%
--------------------------------------------------------------------------------
Class Y                                             6.82%     6.01%        5.35%
--------------------------------------------------------------------------------
Lehman 7-Year G.O.Bond                              8.02%     6.84%        6.58%
--------------------------------------------------------------------------------
Lehman 7-Year Muni. Bond                            7.87%     6.75%        6.46%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of class A and Y shares is 2/25/94. The performance reflected in the graph begins on 2/28/94. The performance reflected in the table begins on the inception date of class A and Y shares.

Previously, the fund used the Lehman 7-Year G.O. Bond Index as a benchmark. Going forward, the fund will use the Lehman 7-Year Muni Bond Index as a comparison, because it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            8       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
MINNESOTA TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS MAXIMUM CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND MINNESOTA
     INCOME TAX, CONSISTENT WITH PRUDENT INVESTMENT RISK

Over the fiscal period ended September 30, 1998, the Minnesota Tax Free Fund achieved a total return of 8.58%.

     Entering the fiscal year, the fund was positioned to benefit from an anticipated decline in long-term interest rates. While it is not the policy of the fund to take large interest-rate bets, we nonetheless believed that headwinds from Asia would ultimately slow growth in the United States and dampen inflationary pressures that had been building in the domestic economy. In that environment, prices of longer-term issues would outperform as interest rates declined.

     Also, the fund focused on maintaining credit quality, which we view as exceptionally important in times of economic stress. Where the supply and quality of bonds allowed, the fund attempted to gain maximum call protection to guard against refundings as rates fell.

     As the reporting period ended, the fund's duration remained somewhat longer than its benchmark, reflecting our view that interest rates will drift lower in coming months. On a selective basis, the fund will continue look for opportunities to swap non-rated debt into similar issues with improved fundamentals and additional call protection.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American     First American   First American
             Minnesota          Minnesota        Minnesota          Lehman
           Tax Free Fund,    Tax Free Fund,    Tax Free Fund,      Municipal
              Class A       Class A Adjusted      Class Y         Bond Index
              -------       ----------------      -------         ----------

1988         $10,000            $ 9,700           $10,000           $10,000
1989         $10,823            $10,498           $10,823           $10,868
1990         $11,397            $11,055           $11,397           $11,609
1991         $12,820            $12,436           $12,820           $13,141
1992         $14,046            $13,624           $14,046           $14,515
1993         $15,804            $15,330           $15,804           $16,364
1994         $15,310            $14,850           $15,310           $15,965
1995         $17,052            $16,540           $17,052           $17,751
1996         $18,116            $17,572           $18,116           $18,824
1997         $19,623            $19,034           $19,614           $20,523
1998         $21,307            $20,667           $21,346           $22,313

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                              1 YEAR    3 YEAR    5 YEAR    10 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                        8.58%     7.71%     6.16%      7.86%        7.74%
--------------------------------------------------------------------------------
Class A adjusted               5.37%     6.63%     5.52%      7.53%        7.42%
--------------------------------------------------------------------------------
Class Y*                       8.83%     7.77%     6.19%      7.88%        7.76%
--------------------------------------------------------------------------------
Lehman Muni. Bond              8.72%     7.92%     6.40%      8.36%        8.36%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 7/11/88, and the inception date of the class Y shares is 8/1/97. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 7/11/88 to 8/1/97 with the performance of class Y shares after its inception on 8/1/97. The since inception return for class Y shares from 8/1/97, is 8.20%.

The performance presented includes that of a predecessor fund, Piper Minnesota Tax-Exempt Fund, which merged with First American Minnesota Tax Free Fund on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            9       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
OREGON INTERMEDIATE TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL AND OREGON STATE INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL

The Oregon Intermediate Tax Free Fund achieved a return of 6.66% over the fiscal year ended September 30, 1998.

     The fund focused on three major areas during the fiscal year. First, we extended duration relative to our benchmark, the Lehman 7-Year GO Bond Index. The purpose of the extension was to position the fund to benefit from an expected drop in interest rates. Also, the fund attempted to upgrade its structure to guard against the possibility of refundings as interest rates declined.

     Where the supply and quality of bonds allowed, the fund traded callable issues for securities that provided better call protection, or were non-callable. Owning a higher percentage of non-callable bonds affords a greater degree of yield and price stability to the fund's portfolio. Finally, the fund placed a priority on upgrading credit quality, given our view that an economic slowdown was looming.

     As the fiscal year ended, a significant imbalance had developed between the supply and demand for Oregon bonds. As a result, prices of Oregon issues traded higher than would otherwise be expected. The imbalance was caused by Oregon's cash-rich position, which has fostered refundings, and the states high marginal tax rate, which tends to create additional demand. Despite the relatively rich nature of Oregon bonds, municipal issues in general remain attractive on an after-tax basis relative to similar-maturity Treasuries.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

                          First American
                              Oregon            Lehman
                           Intermediate     7-Year General
                          Tax Free Fund,      Obligation
                             Class Y          Bond Index
                             -------          ----------

                 1988        $10,000           $10,000
                 1989        $10,579           $10,666
                 1990        $11,297           $11,402
                 1991        $11,625           $12,761
                 1992        $13,704           $13,976
                 1993        $14,980           $15,523
                 1994        $14,848           $15,377
                 1995        $16,027           $17,023
                 1996        $16,623           $17,782
                 1997        $17,832           $19,219
                 1998        $19,019           $20,760

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                               1 YEAR    3 YEAR    5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class Y                         6.66%     5.87%     4.89%      6.64%       6.33%
--------------------------------------------------------------------------------
Lehman 7-Year G.O. Bond         8.02%     6.84%     5.99%      7.58%       7.58%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class Y shares is 8/8/97.

The 10-year performance reflected in the graph begins on 9/30/88 and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/8/97, the inception date of the First American Oregon Intermediate Tax Free Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance. The performance reflected in the table begins on 10/31/86, the inception date of the common trust fund. Actual since inception return from 8/8/97 is 6.87%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           10       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

TAX FREE BOND FUNDS
TAX FREE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT
     WITH PRUDENT INVESTMENT RISK

The Tax Free Fund achieved a total return of 8.41% for the fiscal year ended September 30, 1998.

     Entering the fiscal year, the fund was positioned to benefit from an anticipated decline in long-term interest rates. While it is not the policy of the fund to take large interest-rate bets, we nonetheless believed that headwinds from Asia would ultimately slow growth in the United States and dampen inflationary pressures that had been building in the domestic economy. In that environment, prices of longer-term issues would outperform as interest rates declined.

     Also, the fund focused on maintaining credit quality, which we view as exceptionally important in times of economic stress. Where the supply and quality of bonds allowed, the fund attempted to gain maximum call protection to guard against refundings as rates fell. As the reporting period ended, the fund's duration remained somewhat longer than its benchmark, reflecting our view that interest rates will drift lower in coming months. On a selective basis, the fund will continue look for opportunities to swap non-rated debt into similar issues with improved fundamentals and additional call protection.

     We believe that the generally favorable conditions that have existed in the municipal bond market in recent years will carry through for the foreseeable future and that municipal bonds will continue to provide solid performance.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American      First American     First American      Lehman
         Tax Free Fund,      Tax Free Fund,     Tax Free Fund,     Municipal
            Class A         Class A, Adjusted      Class Y        Bond Index
            -------         -----------------      -------        ----------

1988        $10,000            $ 9,700            $10,000          $10,000
1989        $10,682            $10,362            $10,682          $10,868
1990        $11,339            $10,999            $11,339          $11,609
1991        $12,847            $12,462            $12,847          $13,141
1992        $14,219            $13,793            $14,219          $14,515
1993        $16,318            $15,828            $16,318          $16,364
1994        $15,383            $14,921            $15,383          $15,965
1995        $16,967            $16,458            $16,967          $17,751
1996        $18,057            $17,515            $18,057          $18,824
1997        $19,698            $19,107            $19,698          $20,523
1998        $21,355            $20,714            $21,380          $22,313

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                               1 YEAR    3 YEAR    5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                         8.41%     7.97%     5.53%      7.88%       7.86%
--------------------------------------------------------------------------------
Class A adjusted                5.13%     6.88%     4.89%      7.55%       7.54%
--------------------------------------------------------------------------------
Class Y *                       8.54%     8.01%     5.55%      7.89%       7.87%
--------------------------------------------------------------------------------
Lehman Muni Bond                8.72%     7.92%     6.40%      8.36%       8.36%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 7/11/88, and the inception date of the class Y shares is 8/3/98. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table begins on the inception date of class A shares.

*The performance presented links the performance of class A shares from inception on 7/11/88 to 8/3/98 with the performance of class Y shares after its inception on 8/3/98. The cumulative since inception return for class Y shares from 8/3/98, is 2.83%.

The performance presented includes that of a predecessor fund, Piper Tax-Exempt Fund, which merged with First American Tax Free Fund on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           11       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INDEPENDENT
AUDITORS' REPORT      SEPTEMBER 30, 1998


     The Board of Directors and Shareholders
     First American Investment Funds, Inc.

     We have audited the accompanying statements of net assets of California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund (formerly Piper Minnesota Tax-Exempt Fund), Oregon Intermediate Tax Free Fund, and Tax Free Fund (formerly Piper National Tax-Exempt Fund) (funds within First American Investment Funds, Inc.) as of September 30, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers or carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above as of September 30, 1998, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 13, 1998


                           12       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


CALIFORNIA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 97.7%
CALIFORNIA - 96.1%
Alisal Unified School District Capital
    Appreciation, Zero Coupon Bond,
    Series C (GO) (FGIC)
    0.000%, 08/01/08                             $  860          $  569
Anaheim Electric (RB)
    4.800%, 10/01/02                                500             521
Bakersfield Convention Center Project
    (COP) (MLO) (MBIA)
    5.500%, 04/01/10                                250             275
Burbank Public Service Department
    (RB) (AMBAC)
    6.100%, 06/01/01                                200             213
California State (GO) (AMBAC)
    6.300%, 11/01/02                                300             331
California State, Housing and Homeless
    Authority (GO) (AMT)
    5.750%, 10/01/01                                300             319
California State Department of Water,
    Central Valley Project,
    Callable 12/01/05 @ 101 (RB)
    5.000%, 12/01/12                                500             523
California State Department of Water,
    Central Valley Project,
    Callable 06/01/06 @ 101 (RB)
    5.300%, 12/01/07                                750             829
California State Educational Facilities
    Authority, Occidental College,
    Callable 10/01/07 @ 102
    (RB) (MBIA)
    5.300%, 10/01/10                                500             552
California State Educational Facilities
    Authority, Pooled College & University
    Projects, Series A (RB)
    4.850%, 12/01/01                                500             518
California State Health Facilities Authority,
    Callable 08/01/08 @ 100 (RB)
    5.375%, 08/01/09                                250             269
California State Health Facilities Authority,
    John C. Fremont Hospital District
    (RB) (CMI)
    6.000%, 06/01/04                                355             386
California State Health Facilities Authority,
    Sutter Health (RB) (FSA)
    5.500%, 08/15/06                                500             552
California State Housing Finance Agency,
    Callable 08/01/04 @ 102 (RB)
    6.550%, 02/01/05                                150             161
California State Housing Finance Agency,
    Home Mortgages, Series A (RB) (MBIA)
    5.000%, 08/01/03                                180             188
California State Housing Finance Agency,
    Series E (RB) (MBIA)
    5.850%, 08/01/04                                150             159
California State Public Works,
    Community Colleges (RB) (MLO)
    5.250%, 03/01/08                                450             491
California State Public Works,
    Department of Corrections,
    Series A (RB) (MLO) (AMBAC)
    6.000%, 01/01/06                                545             622


CALIFORNIA INTERMEDIATE TAX FREE FUND
(continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------

California State Public Works, Various
    University Projects (RB)
    5.900%, 10/01/01                             $  100          $  107
    5.000%, 06/01/03                                150             159
California State Resource Efficiency
    Finance Authority, First Resource
    Efficiency Project (RB) (AMBAC)
    5.200%, 07/01/02                                500             529
California Statewide Community
    Development Authority, Community
    Hospital of Monterey Peninsula,
    Callable 08/18/08 @ 101 (COP) (MBIA)
    5.250%, 08/15/09                                500             548
California Statewide Community
    Development Authority,
    Health Facilities, Series A,
    Callable 08/01/03 @ 102
    (COP) (CMI)
    5.200%, 08/01/04                                200             214
Central Valley School District
    Financing Authority (RB) (MBIA)
    5.950%, 02/01/05                                500             558
Contra Costa Water District,
    Series G (RB) (MBIA)
    5.400%, 10/01/03                                500             541
Escondido Civic Center Project,
    Escrowed to Maturity (RB) (AMBAC)
    5.800%, 09/01/04                                100             111
Fontana School District (GO) (MBIA)
    5.550%, 07/01/04                                500             549
Fresno Unified School District
    (GO) (MBIA)
    6.050%, 08/01/11                                500             589
Golden West Schools Financing
    Authority Refunding Bond,
    Zero Coupon Bond (RB)
    0.000%, 02/01/12                                535             289
Industry, Callable 07/01/02 @ 100.25
    (GO) (FGIC)
    5.800%, 07/01/04                                100             108
Inglewood Public Financing Authority
    (RB) (AMBAC)
    5.900%, 05/01/01                                100             106
Inland Empire Solid Waste Authority,
    Landfill Improvements Project,
    Series B
    (RB) (AMT) (MLO) (FSA)
    5.750%, 02/01/04                                500             545
Kern County Board of Education,
    Callable 05/01/08 @ 102
    (COP) (MLO)
    5.200%, 05/01/12                                905             966
    5.250%, 05/01/13                                350             374
La Canada Unified School District
    (GO) (FGIC)
    5.100%, 08/01/03                                400             427
Los Angeles, Series A,
    Callable 09/01/04 @ 102
    (GO) (MBIA)
    5.800%, 09/01/07                                250             279
Los Angeles County Public Works
    Financing Authority,
    Callable 03/01/03 @ 102 (RB)
    4.800%, 03/01/04                                400             421


                           13       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


CALIFORNIA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Los Angeles County Public Works
    Financing Authority,
    Regional Park & Open Space
    District, Series A,
    Callable 10/01/07 @ 101 (RB)
    5.000%, 10/01/19                             $  265          $  266
Los Angeles County Public Works
    Financing Authority,
    Regional Park & Open Space
    District, Series A,
    Escrowed to Maturity (RB)
    5.500%, 10/01/02                                500             537
    5.625%, 10/01/03                                500             546
Los Angeles County Transportation
    Commission, Series B (RB) (FGIC)
    5.875%, 07/01/02                                250             270
    6.000%, 07/01/04                                250             280
Los Angeles Department of Water & Power,
    Callable 04/15/02 @ 102 (RB)
    6.100%, 04/15/03                                250             274
Los Angeles Earthquake Rehabilitation,
    Series C, Callable 01/01/00 @ 100
    (RB) (AMT) (FNMA)
    4.850%, 07/01/02                                700             706
Los Angeles Sanitation Equipment
    (RB) (MLO) (FSA)
    6.000%, 02/01/07                                500             576
Los Angeles School District,
    Callable 07/01/08 @ 102
    (GO) (FGIC)
    4.900%, 07/01/09                                300             321
Martinez County School District,
    Callable 08/01/00 @ 102 (GO)
    5.750%, 08/01/05                                150             158
Marysville Hospital Revenue, Series A,
    Callable 01/01/09 @ 102
    (RB) (AMBAC)
    5.000%, 01/01/10                                500             531
Metropolitan Water District,
    Southern California,
    Series B (RB) (MBIA)
    4.875%, 07/01/10                                500             528
    5.000%, 07/01/14                                500             520
Modesto Water Utility System
    Refinancing Project
    (RB) (FGIC)
    5.000%, 10/01/05                                740             797
Montebello Community Redevelopment
    Agency (RB) (FSA)
    4.750%, 09/01/07                                270             288
Mount Diablo Unified School District,
    Community Facilities Project,
    Callable 08/01/02 @ 102
    (RB) (AMBAC)
    5.800%, 08/01/03                                100             109
Northern California Transmission Agency,
    Cal-Ore Project (RB) (MBIA)
    6.000%, 05/01/02                                100             108
Oceanside Water System (COP) (AMBAC)
    5.100%, 08/01/02                                500             527
Orange County Juvenile Justice Center
    Facility (COP) (MLO) (AMBAC)
    5.750%, 06/01/01                                100             106


CALIFORNIA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Orange County Public Finance Authority,
    Waste Management Revenue
    (RB) (AMBAC) (AMT)
    4.700%, 12/01/05                             $  500          $  523
Orange County Transportation Authority,
    Callable 02/15/02 @ 102 (RB)
    5.700%, 02/15/03                                900             975
Oxnard School District (GO) (MBIA)
    5.000%, 08/01/05                                600             647
Paradise Unified School District,
    Measure M Project, Series A,
    Callable 09/01/05 @ 102
    (COP) (MLO) (AMBAC)
    5.250%, 09/01/07                                300             330
Pomona Unified School District,
    Callable 08/01/11 @ 103
    (GO) (MBIA)
    6.150%, 08/01/15                                500             600
Pomona Unified School District,
    Series A (GO) (MBIA)
    5.450%, 02/01/06                                250             276
    5.500%, 08/01/06                                250             279
Rancho Mirage Joint Powers Finance
    Authority, Eisenhower Medical Center,
    Series A, Callable 07/01/07 @ 102
    (COP) (MBIA)
    5.125%, 07/01/08                                500             543
Redding Joint Powers Finance
    Authority, Waste Water Project,
    Callable 12/01/02 @ 102 (RB) (FGIC)
    5.600%, 12/01/03                                100             109
Redondo Beach Redevelopment
    Agency, Residential Mortgages,
    Series A (RB) (FNMA)
    5.150%, 06/01/03                                110             113
Rio Linda School District,
    Callable 08/01/08 @ 100
    (GO) (FSA)
    5.000%, 08/01/09                                500             539
Roseville High School District,
    Callable 08/01/00 @ 102 (GO)
    5.750%, 08/01/02                                100             106
Sacramento County Multifamily
    Housing, Parcwood Apartments,
    Mandatory Put @ 100 (RB) (CGLI)
    4.800%, 03/01/06 (A)                          1,000           1,026
Sacramento Housing Authority, Fairways I
    Apartments (RB) (FNMA)
    5.875%, 02/01/08                                 90              90
San Diego County Water Authority,
    Callable 05/01/08 @ 101 (COP)
    5.000%, 05/01/13                                505             530
San Diego County Water Authority,
    Series A (COP)
    5.250%, 05/01/06                                500             548
San Francisco Airport Commission,
    Second Series
    (RB) (AMT) (FGIC)
    5.400%, 05/01/06                                500             539
San Francisco Fire Department
    Facility Project, Series C (GO) (FGIC)
    7.000%, 06/15/03                                300             343


                           14       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
San Francisco Library Facilities
    Project, Series D,
    Callable 06/15/00 @ 102 (GO)
    5.700%, 06/15/01                             $  250          $  264
San Francisco Library Facilities
    Project, Series D,
    Pre-refunded @ 102 (GO)
    5.800%, 06/15/02 (B)                            250             265
San Francisco Public Improvements,
    Series B, Pre-refunded @ 100 (GO)
    6.700%, 12/15/07 (B)                            200             214
San Joaquin Hills Transportation
    Corridor Agency, Capital Appreciation,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 01/15/05                                705             548
San Jose Financing Authority, Convention
    Center Project, Series C (RB) (MLO)
    5.750%, 09/01/01                                250             264
Santa Ana Community Redevelopment
    Agency, Series A,
    Pre-refunded @ 102 (GO)
    6.500%, 12/15/14 (B)                            860             911
South County Regional Waste
    Water Authority (RB) (AMBAC)
    5.600%, 08/01/02                                100             107
South Pasadena Unified School District,
    Capital Appreciation, Zero Coupon
    Bond (GO) (FGIC)
    0.000%, 11/01/12                                740             388
Sulphur Springs Unified School District,
    Series B (GO)
    5.400%, 03/01/02                                500             529
Tulare County Financing Project,
    Series A (COP) (MLO) (MBIA)
    5.600%, 11/15/02                                100             108
Turlock Irrigation District, Series A,
    Callable 07/01/02 @ 102 (RB) (MBIA)
    6.000%, 01/01/04                                100             110
University of California, Various
    Capital Projects, Series B,
    Callable 09/01/01 @ 102
    (COP) (MLO) (MBIA)
    5.350%, 09/01/02                                300             319
Walnut Valley School District,
    Series A (GO) (MBIA)
    6.800%, 02/01/07                                250             302
    6.850%, 08/01/07                                250             306
West Covina Civic Center Project
    (COP) (MLO) (FSA)
    5.250%, 09/01/07                                250             275
West Covina Redevelopment Agency,
    Community Facilities District (RB)
    5.125%, 09/01/05                                300             321
William S. Hart Joint School Financing
    Authority, Callable 09/01/05 @ 102
    (RB) (FSA)
    6.100%, 09/01/06                                200             231
                                                                --------
                                                                 35,924
                                                                --------

CALIFORNIA INTERMEDIATE TAX FREE FUND (concluded)

DESCRIPTION                             PAR (000)/SHARES     VALUE (000)
------------------------------------------------------------------------
PUERTO RICO - 1.6%
Commonwealth of Puerto Rico (GO) (MBIA)
    6.250%, 07/01/08                             $  500         $   589
                                                                --------

Total Municipal Bonds
    (Cost $34,244)                                               36,513
                                                                --------

MONEY MARKET FUND - 1.1%
Provident California Tax Free Fund              400,547             401
                                                                --------
TOTAL MONEY MARKET FUND
    (Cost $401)                                                     401
                                                                --------
TOTAL INVESTMENTS--98.8%
    (Cost $34,645)                                               36,914
                                                                --------
OTHER ASSETS AND LIABILITIES, NET - 1.2%                            443
                                                                --------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 3,597,876 outstanding shares                        34,902
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 7,893 outstanding shares                                79
Undistributed net investment income                                   4
Accumulated net realized gain on investments                        103
Net unrealized appreciation of investments                        2,269
                                                                --------
TOTAL NET ASSETS--100.0%                                        $37,357
                                                                --------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $ 10.36
                                                                --------
Net asset value and redemption price
    per share--Class A                                          $ 10.37

Maximum sales charge of 3.00% (1)                                  0.32
                                                                --------
Offering price per share--Class A                               $ 10.69
                                                                --------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Mandatory Put Security--the mandatory put date is shown as the maturity date on the Statement of Net Assets.

(B) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
AMT--Alternative Minimum Tax
CGLI--Connecticut General Life Insurance
CMI--California Mortgage Insurance Program
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
RB--Revenue Bond

        The accompanying notes are an integral part of the financial statements.


                           15       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998

COLORADO INTERMEDIATE TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
TAX FREE MUNICIPAL FUNDS

MUNICIPAL BONDS - 98.0%
COLORADO - 98.0%
Adams & Arapahoe Counties Joint
    School District #28-J,
    Callable 12/01/06 @ 102
    (GO) (FGIC)
    5.750%, 12/01/07                            $ 1,000        $  1,130
Adams County School District #12,
    Callable 12/15/03 @ 100
    (GO) (FGIC)
    6.200%, 12/15/08                                455             502
Adams County School District #50,
    Callable 12/01/06 @ 100 (GO)
    5.250%, 12/01/10                                750             799
Arapahoe County, Cherry Creek
    School District #5,
    Callable 12/15/00 @ 101 (GO)
    6.800%, 12/15/01                              1,000           1,077
Arapahoe County, Cherry Creek
    School District #5,
    Callable 12/15/03 @ 100
    (GO) (STAID)
    5.250%, 12/15/04                                500             534
Arapahoe County, Littleton
    School District #6,
    Callable 12/01/06 @ 102
    (GO) (STAID)
    5.125%, 12/01/09                              1,000           1,082
    5.250%, 12/01/10                              1,000           1,084
Aurora, Callable 12/01/04 @ 101
    (COP) (MLO)
    6.000%, 12/01/06                              1,000           1,074
Aurora Community College Project
    (RB) (MLO) (CLE)
    5.750%, 10/15/04                                500             550
Boulder County Sales & Use Tax
    (RB) (FGIC)
    5.750%, 12/15/05                              1,000           1,113
Boulder, Larimer, & Weld Counties,
    Vrain Valley School District,
    Callable 12/15/04 @ 100 (GO) (MBIA)
    5.800%, 12/15/07                                500             540
Boulder Urban Renewal Tax Allocation
    (RB) (MBIA)
    5.700%, 03/01/00                              1,250           1,286
Boulder Valley School District #RE-2,
    Callable 10/15/01 @ 100 (GO)
    5.900%, 10/15/02                                500             531
    5.900%, 10/15/03                                500             530
Boulder Valley School District #RE-2
    Callable 12/01/04 @ 101
    (GO) (STAID)
    5.950%, 12/01/07                              1,000           1,120
Brighton, Callable 12/01/01 @ 101
    (GO) (MBIA)
    6.350%, 12/01/05                                 95             103
Colorado Springs, Callable
    09/01/03 @ 100 (GO)
    5.000%, 09/01/06                                500             523


COLORADO INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Colorado Springs Memorial Hospital,
    Callable 12/15/05 @ 102
    (RB) (MBIA)
    6.000%, 12/15/15                             $  500          $  554
Colorado Springs Utilities,
    Callable 11/15/01 @ 102 (RB)
    6.625%, 11/15/04                              1,000           1,099
    6.500%, 11/15/15                              1,495           1,634
Colorado State Board of Agriculture,
    Fort Lewis College Project
    (RB) (FGIC)
    6.000%, 10/01/02                                250             271
Colorado State Board of Agriculture,
    Fort Lewis College Project,
    Series A (RB) (AMBAC)
    4.750%, 10/01/08                                845             885
Colorado State Board of Agriculture,
    Fort Lewis College Project, Series A,
    Callable 10/01/08 @ 100
    (RB) (AMBAC)
    4.750%, 10/01/09                                905             939
Colorado State Board of Agriculture,
    Fort Lewis College Project,
    Series B (RB) (AMBAC)
    4.750%, 10/01/08                                450             471
Colorado State Board of Agriculture,
    Fort Lewis College Project, Series B,
    Callable 10/01/08 @ 100
    (RB) (AMBAC)
    4.750%, 10/01/09                                450             467
Colorado State Health Facilities Authority,
    Callable 01/01/18 @ 101 (RB)
    5.375%, 01/01/16                              1,000           1,012
Colorado State Health Facilities Authority,
    Catholic Health Initiatives Project,
    Series A (RB)
    5.500%, 12/01/06                              1,000           1,097
Colorado State Health Facilities Authority,
    Retirement Facilities Project,
    Zero Coupon Bond (RB)
    0.000%, 07/15/20                              5,000           1,648
Colorado State Health Facilities Authority,
    Sisters of Charity (RB) (MBIA)
    5.500%, 12/01/07                              1,000           1,096
Colorado State Housing Finance Authority,
    Multifamily Housing,
    Series A (RB) (FHA)
    5.125%, 10/01/03                                500             520
Colorado State Housing Finance Authority,
    Single Family Mortgages,
    Series B-1 (RB) (AMT)
    5.875%, 06/01/11                                675             717
Colorado State Water Resource & Power
    Development Authority (RB) (AMBAC)
    5.500%, 09/01/04                              1,000           1,086
Colorado State Water Resource & Power
    Development Authority,
    Callable 09/01/02 @ 101 (RB) (FSA)
    5.900%, 09/01/03                                250             271


                           16       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Colorado State Water Resource & Power
    Development Authority,
    Callable 09/01/08 @ 101 (RB)
    5.250%, 09/01/15                            $ 1,000         $ 1,057
Colorado State Water Resource & Power
    Development Authority,
    Clean Water Project,
    Callable 09/01/02 @ 102 (RB)
    5.800%, 09/01/06                              1,000           1,084
Denver, Helen G. Bonfils Foundation,
    Callable 12/01/07 @ 100 (RB)
    5.125%, 12/01/17                              1,000           1,014
Denver Water,
    Callable 09/01/01 @ 100 (RB)
    5.250%, 09/01/07                                500             517
Douglas & Elbert Counties,
    School District #1,
    Callable 12/15/04 @ 101
    (GO) (MBIA) (STAID)
    6.400%, 12/15/11                              1,000           1,147
E-470 Public Highway Authority,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 09/01/22                              6,900           2,169
Eagle, Garfield, & Routt Counties,
    School District #50-J,
    Callable 12/01/04 @ 102
    (GO) (FGIC) (STAID)
    6.125%, 12/01/09                              1,290           1,447
El Paso County School District #2 (GO)
    7.050%, 12/01/04                              1,000           1,169
El Paso County School District #20,
    Series A (GO)
    6.100%, 12/15/05                                500             566
Fort Collins,
    Callable 12/01/02 @ 101 (GO)
    6.400%, 12/01/09                                575             635
Garfield, Pitkin, & Eagle Counties,
    School District #1 (GO) (MBIA)
    6.000%, 12/15/04                              1,000           1,117
Jefferson County Industrial
    Development Authority (RB)
    6.625%, 09/01/01                                250             266
Jefferson County Metropolitan Y.M.C.A.,
    Callable 08/01/04 @ 100 (RB)
    7.500%, 08/01/08                              1,000           1,091
Jefferson County School District #R-1,
    Callable 12/15/02 @ 101
    (GO) (AMBAC) (STAID)
    5.900%, 12/15/04                              1,045           1,141
La Plata County School District #9R,
    Durango, Callable 11/01/02 @ 101
    (GO) (FGIC)
    6.200%, 11/01/05                                165             180
La Plata County School District #9R,
    Durango, Pre-refunded @ 101 (GO)
    6.200%, 11/01/02 (A)                            835             920
Larimer County School District #R-1 (GO)
    5.400%, 12/15/04                                750             809
Larimer County School District #R-1
    (GO) (STAID)
    5.500%, 12/15/07                              1,000           1,100


COLORADO INTERMEDIATE TAX FREE FUND
(continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Larimer County School District #R-1,
    Callable 12/15/02 @ 101
    (GO) (MBIA)
    6.150%, 12/15/16                            $ 1,000         $ 1,102
Larimer, Weld, & Boulder Counties,
    School District #R-2 Thompson,
    Callable 12/15/04 @ 100 (GO)
    5.900%, 12/15/06                              1,000           1,102
Metex Metropolitan District,
    Series A (GO) (MBIA)
    5.000%, 12/01/03                                500             527
Moffat County Pollution Control
    (RB) (AMBAC)
    5.500%, 11/01/05                              1,000           1,094
Mountain Village Metropolitan District,
    Callable 12/01/07 @ 101
    (GO) (MBIA)
    5.200%, 12/01/17                              1,000           1,041
Platte River Power Authority,
    Series BB (RB)
    5.500%, 06/01/02                                500             529
Pueblo County, Single Family Mortgages,
    Callable 11/01/04 @ 102
    (RB) (FNMA/GNMA)
    6.400%, 11/01/13                                570             597
Pueblo Urban Renewal Authority,
    Callable 12/01/03 @ 101
    (RB) (AMBAC)
    5.800%, 12/01/09                                840             917
Regional Transit District (RB)
    5.750%, 11/01/01                              1,500           1,591
South Suburban Park & Recreation
    District, Zero Coupon Bond
    (GO) (MBIA)
    0.000%, 12/15/01                              1,000             888
Stonegate Village Metropolitan District,
    Callable 12/01/02 @ 100 (GO)
    6.300%, 12/01/04                                500             549
Summit County School District #R-1,
    Pre-refunded @ 100 (GO) (FGIC)
    6.450%, 12/01/04 (A)                          1,250           1,427
Thornton (GO) (FGIC)
    5.600%, 12/01/02                              1,000           1,071
Thornton, Callable 12/01/02 @ 101
    (GO) (FGIC)
    5.650%, 12/01/03                              1,000           1,080
University of Northern Colorado,
    Auxiliary Facility System,
    Callable 06/01/07 @ 100
    (RB) (MBIA)
    5.600%, 06/01/24                              1,000           1,069
Weld County School District #6,
    Callable 12/01/07 @ 101 (GO)
    5.000%, 12/01/08                              1,000           1,073
Westminster Sales & Use Tax,
    Callable 12/01/07 @ 101
    (RB) (FGIC)
    5.250%, 12/01/11                                500             540
Westminster Sales & Use Tax,
    Series B (RB) (FGIC)
    6.250%, 12/01/05                                500             572


                           17       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


COLORADO INTERMEDIATE TAX FREE FUND (concluded)

DESCRIPTION                            PAR (000)/SHARES      VALUE (000)
------------------------------------------------------------------------
Westminster Water & Wastewater
    Utility Enterprise,
    Callable 10/01/04 @ 100
    (RB) (AMBAC)
    5.800%, 12/01/05                           $  1,000        $  1,101
                                                               ---------
                                                                 62,644
                                                               ---------
TOTAL MUNICIPAL BONDS
    (Cost $58,385)                                               62,644
                                                               ---------

RELATED PARTY MONEY MARKET FUND - 0.6%
First American Tax Free
    Obligations Fund (B)                        405,859             406
                                                               ---------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $406)                                                     406
                                                               ---------
TOTAL INVESTMENTS - 98.6%
    (Cost $58,791)                                               63,050
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 1.4%                            882
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 5,482,014 outstanding shares                        55,483
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 395,060 outstanding shares                           4,108
Undistributed net investment income                                   4
Accumulated net realized gain on investments                         78
Net unrealized appreciation of investments                        4,259
                                                               ---------
TOTAL NET ASSETS--100.0%                                        $63,932
                                                               ---------
Net asset value, offering price, and
    redemption price per share--Class Y                         $ 10.88
                                                               ---------
Net asset value and redemption
    price per share--Class A                                    $ 10.89

Maximum sales charge of 3.00% (1)                                  0.34
                                                               ---------
Offering price per share--Class A                               $ 11.23
                                                               ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
AMT--Alternative Minimum Tax
CLE--Connie Lee
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
RB--Revenue Bond
STAID--State Aid Withholding

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 98.7%
ALABAMA - 1.0%
Alabama State Docks Department
    (RB) (MBIA)
    5.250%, 10/01/10                            $ 3,000        $  3,265
Jefferson County Sewer (RB) (FGIC)
    5.375%, 02/01/06                              1,500           1,630
                                                               ---------
                                                                  4,895
                                                               ---------

ALASKA - 3.0%
Alaska Industrial Development &
    Export Authority,
    Callable 04/01/03 @ 102 (RB)
    5.950%, 04/01/06                                955           1,033
Alaska State Housing Finance
    Corporation (RB)
    5.900%, 12/01/04                                700             742
Alaska State Housing Finance
    Corporation (RB) (MBIA)
    4.950%, 12/01/02                                935             962
    5.350%, 06/01/06                                940             985
Alaska State Housing Finance Corporation,
    Callable 06/01/04 @ 102 (RB)
    5.400%, 12/01/23                              3,000           3,047
Alaska State Housing Finance Corporation,
    Callable 12/01/05 @ 102 (RB) (MBIA)
    5.400%, 12/01/08                              2,000           2,121
Anchorage (GO) (FGIC)
    6.000%, 10/01/06                              2,250           2,549
Anchorage Electric Utility (RB) (MBIA)
    5.500%, 12/01/02                                700             745
Anchorage Electric Utility,
    Callable 06/01/99 @ 102 (RB) (MBIA)
    7.125%, 06/01/06                              1,000           1,043
Anchorage Port & Terminal Facilities
    (RB) (MBIA)
    6.000%, 02/01/01                                990           1,040
                                                               ---------
                                                                 14,267
                                                               ---------

ARIZONA - 5.9%
Arizona State Educational Loan Marketing
    (RB) (MBIA)
    6.850%, 09/01/99                                500             515
Arizona State Transportation Board Highway,
    Pre-refunded @ 101 (RB)
    6.900%, 07/01/02 (A)                            300             320
Maricopa County School District #11, Peoria,
    Series A, Callable 07/01/07 @ 101
    (GO) (AMBAC)
    5.000%, 07/01/10                              3,000           3,143
Maricopa County School District #4, Mesa
    (GO) (FSA)
    5.250%, 07/01/04                              4,000           4,278
Maricopa County School District #41, Gilbert,
    Pre-refunded @ 101 (GO) (FGIC)
    6.800%, 07/01/01 (A)                          1,000           1,035
    7.000%, 07/01/05 (A)                          1,000           1,037
Maricopa County School District #69,
    Pleasant Valley (GO) (MBIA)
    5.300%, 07/01/11                              1,000           1,093


                           18       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------

Maricopa County School District #80,
    Chandler Project, Series D
    (GO) (AMBAC)
    4.600%, 07/01/05                            $ 4,000        $  4,155
Maricopa County School District #97,
    Deer Valley Project, Series D (GO) (FGIC)
    4.900%, 07/01/09                              3,000           3,139
Maricopa County School District #97,
    Deer Valley Project,
    Callable 07/01/07 @ 100 (GO) (FGIC)
    4.900%, 07/01/10                              4,500           4,675
Phoenix, Callable 07/01/07 @ 102 (GO)
    5.000%, 07/01/09                              1,300           1,397
Pima County (GO)
    6.000%, 07/01/02                                800             863
Tempe Unified School District #213,
    Series C (GO) (MBIA)
    4.000%, 07/01/12                              2,060           1,965
                                                               ---------
                                                                 27,615
                                                               ---------

CALIFORNIA - 5.1%
Azusa Redevelopment Agency, Single Family
    Mortgages, Escrowed to Maturity,
    Series A (RB) (FNMA)
    6.400%, 10/01/02                              1,000           1,107
Bakersfield Convention Center Expansion
    Project, Callable 04/01/07 @ 101
    (COP) (MLO) (MBIA)
    5.400%, 04/01/09                              1,000           1,097
California Educational Facilities
    Authority, Stanford,
    Callable 12/01/07 @ 101 (RB)
    5.350%, 06/01/27                              3,000           3,122
California Health Facilities Authority,
    Callable 10/01/98 @ 102 (RB) (CMI)
    7.250%, 10/01/99                                500             512
California State (GO) (AMBAC)
    8.000%, 05/01/03                              4,000           4,727
Mountain View, Los Altos School District,
    Series B, Callable 05/01/07 @ 102 (GO)
    6.500%, 05/01/17                              3,000           3,523
Orange County Transportation Authority,
    Callable 02/15/02 @ 102 (RB)
    5.700%, 02/15/03                                200             217
    5.750%, 02/15/04                              1,000           1,083
Rio Linda Unified School District,
    Callable 08/01/08 @ 100 (GO) (FSA)
    5.200%, 08/01/11                              1,000           1,079
San Joaquin Hills Transportation Corridor,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 01/15/26                             12,000           3,134
San Jose Airport Revenue,
    Callable 03/01/03 @ 102 (RB) (MBIA)
    6.100%, 03/01/06                              1,000           1,109
Tri-City Hospital District, Series B
    (RB) (MBIA)
    5.750%, 02/15/03                              2,870           3,105
                                                               ---------
                                                                 23,815
                                                               ---------

COLORADO - 4.0%
Arapahoe County, Greenwood
    Metropolitan District,
    Callable 12/01/02 @ 100 (RB) (FSA)
    7.300%, 12/01/06                              2,000           2,260


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Arapahoe County, Greenwood
    Metropolitan District,
    Callable 12/01/02 @ 100
    (RB) (MBIA)
    7.250%, 12/01/06                            $ 1,500        $  1,692
Boulder County Open Space Capital,
    Callable 12/15/07 @ 101 (RB)
    5.250%, 12/15/09                              3,000           3,252
Boulder, Larimer, & Weld Counties,
    Vrain Valley School District #R-1,
    Callable 12/15/04 @ 100 (GO) (MBIA)
    5.600%, 12/15/05                              1,000           1,073
Colorado State Health Facilities Authority,
    Retirement Facilities,
    Zero Coupon Bond (RB)
    0.000%, 07/15/20                             10,000           3,295
Colorado State Housing
    Finance Authority, Series A-2,
    Callable 05/01/06 @ 105 (RB)
    7.150%, 11/01/14                              1,495           1,703
Colorado State Housing Finance Authority,
    Single Family Mortgages,
    Callable 08/01/99 @ 102 (RB) (FHA/VA)
    7.400%, 08/01/09                                405             419
E-470 Public Highway Authority,
    Zero Coupon Bond (MBIA) (RB)
    0.000%, 09/01/22                             10,000           3,144
Greeley Sales & Use Tax,
    Callable 02/01/99 @ 100 (RB) (MBIA)
    6.000%, 08/01/99                                400             403
Jefferson County, Callable 12/01/04 @ 100
    (COP) (MLO) (MBIA)
    6.650%, 12/01/08                                500             560
University of Colorado,
    Callable 11/20/98 @ 100 (RB)
    7.625%, 06/01/06                                 25              25
Westminster Water & Waste
    Water Utility Improvements,
    Callable 12/01/04 @ 100 (RB) (AMBAC)
    6.000%, 12/01/09                              1,000           1,108
                                                               ---------
                                                                 18,934
                                                               ---------

CONNECTICUT - 0.9%
Connecticut State Special Tax Obligation,
    Transportation Revenue, Series A,
    Callable 09/01/03 @ 102 (GO)
    5.125%, 09/01/05                              4,000           4,287
                                                               ---------

DELAWARE - 1.1%
Delaware State (GO)
    6.250%, 04/01/02                              1,000           1,078
Delaware State,
    Callable 04/01/01 @ 102 (GO)
    6.350%, 04/01/03                              1,000           1,078
Delaware Transportation Authority (RB)
    7.500%, 07/01/02                              1,000           1,018
New Castle County,
    Callable 10/01/03 @ 102 (GO)
    5.300%, 10/01/05                              2,000           2,157
                                                               ---------
                                                                  5,331
                                                               ---------


                           19       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.7%
District of Columbia, Georgetown
    University Project, Series A,
    Callable 04/01/99 @ 102 (RB)
    7.375%, 04/01/08                            $ 2,525        $  2,620
District of Columbia, Series A,
    Callable 06/01/00 @ 102 (GO) (MBIA)
    6.300%, 06/01/01                                500             529
                                                               ---------
                                                                  3,149
                                                               ---------

FLORIDA - 0.5%
Leon County, Refunding Bonds
    (RB) (AMBAC)
    5.250%, 10/01/07 (B)                          2,005           2,128
                                                               ---------

HAWAII - 1.2%
Hawaii County Public Improvements,
    Pre-refunded @ 101 (RB) (FGIC)
    7.100%, 06/01/02 (A)                          1,000           1,065
Hawaii State (GO) (FGIC)
    6.000%, 03/01/05                              3,000           3,337
Hawaii State, Series B (GO)
    5.750%, 03/01/00                              1,000           1,028
                                                               ---------
                                                                  5,430
                                                               ---------

IDAHO - 1.7%
Ada & Canyon Counties Joint
    School District #2,
    Callable 07/30/07 @ 100 (GO)
    5.500%, 07/30/10                              1,000           1,088
    5.500%, 07/30/11                              1,000           1,085
Boise State University Refunding &
    Improvements,
    Callable 04/01/08 @ 101 (RB) (FSA)
    5.000%, 04/01/12                              1,225           1,273
Idaho State Health Facilities Authority,
    Health Systems (MBIA) (RB)
    5.000%, 12/01/09                              1,555           1,639
Idaho State Student Loan Revenue,
    Series C (RB)
    5.000%, 04/01/01                              1,000           1,011
    5.000%, 10/01/01                              2,000           2,026
                                                               ---------
                                                                  8,122
                                                               ---------

ILLINOIS - 6.4%
Chicago, Single Family Mortgages, Series A,
    Callable 03/01/06 @ 103 (RB) (AMT)
    (GNMA/FNMA/FHLMC)
    5.250%, 03/01/13                                830             862
Chicago Water Revenue, Zero Coupon Bond
    (RB) (FGIC)
    0.000%, 11/01/08                              5,150           3,343
    0.000%, 11/01/09                              6,450           3,968
    0.000%, 11/01/10                              3,980           2,316
Cook County (RB) (MBIA)
    7.250%, 11/01/07                              2,000           2,466
De Kalb, Single Family Mortgages,
    Series A (RB) (AMT) (GNMA)
    7.000%, 12/01/01                                450             471
Illinois State (GO)
    5.000%, 06/01/03                              1,000           1,048


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Illinois State Educational Facilities
    Authority (RB)
    4.700%, 03/01/30                            $ 4,500        $  4,634
Illinois State Sales Tax, Series S (RB)
    5.000%, 06/15/09                              2,500           2,660
    5.100%, 06/15/10                              2,000           2,142
Melrose Park Water Revenue,
    Callable 07/01/08 @ 100 (RB) (MBIA)
    4.700%, 07/01/09                              1,725           1,761
Metropolitan Pier & Exposition Authority,
    Series A, Zero Coupon Bond (RB) (MBIA)
    0.000%, 12/15/22                             10,000           3,056
Winnebago County School Improvements,
    Zero Coupon Bond  (GO) (FSA)
    0.000%, 01/01/09                              1,990           1,270
                                                               ---------
                                                                 29,997
                                                               ---------

INDIANA - 0.3%
Indiana State Housing Finance Authority,
    Callable 07/01/05 @ 102 (RB)
    6.150%, 07/01/17                              1,385           1,478
                                                               ---------

IOWA - 0.2%
Des Moines, Series C,
    Callable 06/01/99 @ 100 (GO)
    6.900%, 06/01/00                                500             512
Iowa State Finance Authority,
    Single Family Mortgages,
    Series F (RB) (AMBAC)
    5.350%, 07/01/99                                325             329
                                                               ---------
                                                                    841
                                                               ---------

KANSAS - 1.1%
Kansas State Development Finance
    Authority (RB) (MBIA)
    5.000%, 11/15/01                              2,270           2,361
Sedgwick & Shawnee Counties,
    Single Family Mortgages,
    Series A-2 (RB) (GNMA)
    5.500%, 06/01/29                              2,500           2,854
                                                               ---------
                                                                  5,215
                                                               ---------

LOUISIANA - 0.6%
Jefferson County (GO) (FGIC)
    6.150%, 09/01/05                              2,500           2,754
                                                               ---------

MAINE - 0.2%
Maine State Housing Authority, Series A,
    Callable 02/01/04 @ 102 (RB)
    5.650%, 11/15/20                              1,000           1,025
                                                               ---------

MARYLAND - 0.9%
Maryland State & Local Facilities
    Project, Series Z,
    Callable 06/01/06 @ 100 (GO)
    5.400%, 06/01/07                              1,000           1,081
Montgomery County,
    Callable 04/01/06 @ 102 (GO)
    5.125%, 04/01/08                              3,000           3,255
                                                               ---------
                                                                  4,336
                                                               ---------

MASSACHUSETTS - 2.7%
Massachusetts Bay Transportation
    Authority (RB)
    6.250%, 03/01/12                              1,875           2,194


                           20       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Massachusetts State Grant
    Anticipation Note (RB)
    5.500%, 12/15/13                            $ 3,000        $  3,321
Massachusetts State Health & Educational
    Facilities Authority,
    Pre-refunded @ 102 (RB)
    6.750%, 09/01/02 (A)                          1,250           1,406
Massachusetts State Health & Educational
    Facilities Authority, Series A
    (RB) (MBIA)
    5.100%, 07/01/10                              3,000           3,160
Massachusetts State Housing
    Finance Agency (RB)
    5.350%, 12/01/02                                500             520
    6.300%, 10/01/13                              1,000           1,065
Massachusetts State Water
    Pollution Control (RB)
    5.000%, 02/01/02                              1,000           1,039
                                                               ---------
                                                                 12,705
                                                               ---------

MICHIGAN - 3.6%
Dexter Community Schools Improvements,
    Callable 05/01/08 @ 100 (GO) (FGIC)
    4.700%, 05/01/09                              2,500           2,579
Jackson County Hospital Finance Authority,
    Series A (RB) (AMBAC)
    5.000%, 06/01/09                              1,000           1,049
Michigan State Building Authority,
    Callable 10/01/06 @ 102 (RB) (AMBAC)
    5.050%, 10/01/09                                585             606
Michigan State Housing
    Development Authority,
    Callable 07/15/04 @ 102 (RB) (FNMA)
    5.125%, 07/15/08                              1,980           2,032
Oakland University,
    Callable 05/15/07 @ 100
    (RB) (MBIA)
    5.600%, 05/15/10                              1,000           1,092
South Lyon Community Schools,
    Callable 05/01/08 @ 100 (GO) (FGIC)
    4.750%, 05/01/23                              2,000           1,954
Troy School District (GO)
    4.650%, 05/01/06                              2,000           2,084
Walled Lake Consolidated School District,
    School Improvements Project,
    Callable 05/01/07 @ 100 (GO) (MBIA)
    5.300%, 05/01/08                              2,000           2,159
Wayne Charter County Airport Revenue,
    Callable 12/01/08 @ 101 (RB) (MBIA)
    5.250%, 12/01/09                              3,000           3,223
                                                               ---------
                                                                 16,778
                                                               ---------

MINNESOTA - 3.3%
Bloomington, Mall of America
    Project, Series A,
    Callable 02/01/04 @ 100 (RB) (FSA)
    5.450%, 02/01/09                              1,000           1,029
Dakota County Housing & Redevelopment
    Authority (RB) (MLO)
    4.650%, 02/01/00                              1,000           1,014
Lakeville Independent School
    District #194, Series A,
    Callable 02/01/08 @ 100 (GO)
    5.125%, 02/01/22                              5,000           5,050


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Minneapolis & St Paul Housing &
    Redevelopment Authority,
    Callable 08/15/00 @ 102 (RB) (MBIA)
    7.400%, 08/15/05                             $  600         $   650
Minneapolis, Childrens Medical
    Center, Series C,
    Pre-refunded @ 102 (RB)
    7.000%, 12/01/20 (A)                          1,000           1,102
Minneapolis, Hennepin Avenue
    Project, Series C (GO)
    6.200%, 03/01/02                                800             863
Northern Minnesota Municipal Power
    Agency, Series A,
    Callable 01/01/03 @ 102
    (RB) (AMBAC)
    5.700%, 01/01/05                              2,500           2,725
St. Paul Housing &
    Redevelopment Authority,
    Callable 08/01/06 @ 102.5
    (RB) (AMBAC)
    6.450%, 02/01/08                              1,240           1,438
    6.450%, 08/01/08                              1,275           1,478
                                                               ---------
                                                                 15,349
                                                               ---------

MISSISSIPPI - 0.5%
Mississippi State Capital Improvements,
    Series B (GO)
    6.000%, 08/01/01                              2,000           2,125
                                                               ---------

MISSOURI - 0.7%
Kansas City School District
    (RB) (MLO) (FGIC)
    6.300%, 02/01/00                              1,000           1,035
Kansas City School District,
    Callable 02/01/01 @ 102
    (RB) (MLO) (FGIC)
    6.400%, 02/01/02                              2,000           2,149
                                                               ---------
                                                                  3,184
                                                               ---------

NEBRASKA - 7.8%
Buffalo County Hospital Authority #1,
    Escrowed to Maturity (RB)
    6.375%, 11/01/03                                140             149
Douglas County Hospital Authority #1
    (RB) (AMBAC)
    4.600%, 09/01/04                              1,255           1,299
    4.800%, 09/01/08                              1,500           1,570
    4.900%, 09/01/09                              1,500           1,576
Douglas County Hospital Authority #2,
    Pre-refunded @ 102 (RB)
    7.250%, 11/01/21 (A)                          5,000           5,597
Douglas County School District #17 Millard,
    Series A, Callable 05/15/99 @ 101
    (GO) (MBIA)
    5.050%, 05/15/01                                750             764
Douglas County School District #17 Millard,
    Series B, Callable 05/15/99 @ 101
    (GO) (MBIA)
    5.000%, 05/15/00                                500             509
Grand Island Electrical Systems Project,
    Callable 09/01/99 @ 101 (RB)
    6.050%, 09/01/01                              1,000           1,034
Lincoln Electric Systems, Series A (RB)
    5.000%, 09/01/00                                500             512


                           21       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Lincoln Waterworks Revenue (RB)
    4.900%, 08/15/03                            $ 1,000         $ 1,049
Municipal Energy Agency of Nebraska,
    Series A (RB) (AMBAC)
    5.450%, 04/01/02                                750             792
Municipal Energy Agency of Nebraska,
    Series A, Callable 04/01/02 @ 102
    (RB) (AMBAC)
    5.600%, 04/01/03                                750             806
Nebraska Educational Finance Authority,
    Concordia University Project,
    Callable 12/15/08 @ 100 (RB)
    5.250%, 12/15/15                              2,270           2,282
Nebraska Educational Finance Authority,
    Creighton University Project,
    Callable 01/01/06 @ 101
    (RB) (AMBAC)
    5.600%, 01/01/07                              2,500           2,755
Nebraska Investment Finance Authority,
    Catholic Health Initiatives, Series A,
    Callable 12/01/07 @ 101 (RB)
    5.000%, 12/01/09                              3,000           3,152
Nebraska Investment Finance Authority,
    Nebraska Methodist (RB) (MBIA)
    6.750%, 03/01/01                              2,000           2,143
Nebraska Public Power District,
    Callable 01/01/03 @ 102 (RB) (MBIA)
    4.900%, 01/01/04                              1,500           1,571
Nebraska Public Power District,
    Nuclear Facility Project,
    Callable 01/01/03 @ 102 (RB) (MBIA)
    5.200%, 07/01/00                              1,000           1,026
Nebraska Public Power District,
    Series A (RB)
    5.500%, 01/01/01                                500             520
Nebraska Public Power District,
    Series A (RB) (MBIA)
    6.000%, 01/01/04                              1,385           1,524
Omaha, Callable 09/01/01 @ 102 (GO)
    5.900%, 09/01/02                                500             539
Omaha, Northwest Library Facilities,
    Callable 08/15/07 @ 102 (RB)
    5.250%, 08/15/12                              2,475           2,637
Omaha Public Power District,
    Series B (RB)
    5.000%, 02/01/03                              1,000           1,047
Omaha Sewer Systems (RB)
    5.200%, 01/15/02                              1,000           1,044
Ravenna Industrial Development,
    Cargill Project (RB)
    5.000%, 09/01/00                                810             829
                                                               ---------
                                                                 36,726
                                                               ---------

NEVADA - 0.5%
Clark County School District,
    Building & Renovation, Series B,
    Callable 06/15/07 @ 101 (GO) (FGIC)
    5.750%, 06/15/08                              1,000           1,123
Washoe County School District,
    Callable 08/01/02 @ 101 (GO) (MBIA)
    5.700%, 08/01/03                              1,000           1,073
                                                               ---------
                                                                  2,196
                                                               ---------

INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
NEW JERSEY - 1.8%
New Jersey State (GO)
    5.000%, 07/15/01                            $ 3,000        $  3,108
    5.900%, 08/01/02                              1,000           1,077
New Jersey State Housing &
    Mortgage Finance Agency,
    Callable 10/01/05 @ 100 (RB) (MBIA)
    3.750%, 10/01/09                                 40              40
New Jersey State Transportation
    Trust Fund Authority,
    Series B (RB) (MBIA)
    5.000%, 06/15/04                              2,830           2,995
New Jersey State Turnpike Authority,
    Series A, Callable 01/01/01 @ 102
    (RB) (AMBAC)
    6.750%, 01/01/08                              1,000           1,078
                                                               ---------
                                                                  8,298
                                                               ---------

NEW MEXICO - 0.2%
Farmington Utility Systems,
    Escrowed to Maturity (RB)
   10.000%, 01/01/02                                450             499
New Mexico Mortgage Finance Authority
    (RB) (GNMA/FNMA)
    5.650%, 07/01/08                                265             270
                                                               ---------
                                                                    769
                                                               ---------
NEW YORK - 3.1%
Hempstead Town Industrial
    Development Agency,
    Callable 12/01/06 @ 102 (RB)
    5.000%, 12/01/08                              2,000           2,118
Middletown School District (GO) (FGIC)
    5.000%, 11/01/05                              3,000           3,201
Nassau County General Improvements,
    Series V (GO) (AMBAC)
    5.150%, 03/01/04                              2,000           2,121
New York City Municipal Assistance
    Corporation, Series I (RB)
    6.250%, 07/01/05                              1,500           1,704
New York City Transitional Finance Authority,
    Callable 05/01/08 @ 101 (RB)
    4.750%, 05/01/11                              1,605           1,630
New York State Dormitory Authority,
    Columbia University Project,
    Callable 07/01/08 @ 101 (RB)
    5.500%, 07/01/09                              1,000           1,116
New York State Dormitory Authority,
    Manhattan College Project,
    Callable 07/01/02 @ 102 (RB)
    6.100%, 07/01/04                              1,000           1,089
New York State Environmental Facilities
    Corporation, Pollution Control Revenue,
    Callable 11/15/04 @ 102 (RB)
    6.400%, 05/15/06                              1,250           1,427
                                                               ---------
                                                                 14,406
                                                               ---------

NORTH DAKOTA - 0.7%
Grand Forks United Hospital Obligated
    Group (RB) (MBIA)
    6.000%, 12/01/00                              1,000           1,047


                           22       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
North Dakota State Building Authority,
    Pre-refunded @ 100
    (RB) (MLO) (AMBAC)
    7.400%, 06/01/10 (A)                        $ 1,000        $  1,061
North Dakota State Industrial Commission,
    Lignite Program, Series A (RB)
    5.750%, 11/15/05                              1,000           1,090
North Dakota State Student Loans (RB)
    6.100%, 07/01/01                                 25              27
North Dakota State Student Loans,
    Callable 07/01/99 @ 103
    (RB) (AMBAC)
    6.900%, 07/01/01                                  5               5
                                                               ---------
                                                                  3,230
                                                               ---------

NORTH CAROLINA - 0.3%
North Carolina Medical Care Commission,
    Duke Unversity Health System,
    Series B (RB)
    4.500%, 06/01/07 (B)                          1,350           1,384
                                                               ---------

OHIO - 3.5%
Butler County Transportation Improvement
    District, Series A (RB) (FSA)
    5.500%, 04/01/08                              3,000           3,328
Franklin County Health Care,
    Friendship Village,
    Callable 08/15/08 @ 102 (RB)
    5.250%, 08/15/18                              2,000           1,959
Lorain County Hospital Revenue,
    Callable 09/01/07 @ 102 (RB) (MBIA)
    5.375%, 09/01/09                              1,000           1,100
Mahoning County Hospital Facilities
    Authority, Series A (RB) (MBIA)
    4.800%, 11/15/09                              2,145           2,213
Ohio State Building Authority, Adult
    Correctional Facilities Project
    (RB) (MLO) (MBIA)
    5.500%, 10/01/04                              1,000           1,087
Ohio State Building Authority, Juvenile
    Correctional Facilities Project
    (RB) (MLO) (AMBAC)
    5.900%, 10/01/03                              1,000           1,095
Ohio State Infrastructure
    Improvements (RB)
    5.500%, 08/01/07                              1,400           1,559
Ohio State Water Development Authority
    (RB) (AMBAC)
    5.250%, 06/01/06                              2,000           2,165
Ohio State Water Development Authority
    (RB) (MBIA)
    6.000%, 12/01/00                              2,000           2,099
                                                               ---------
                                                                 16,605
                                                               ---------

OKLAHOMA - 1.2%
Oklahoma County Housing Finance
    Authority, Zero Coupon Bond,
    Pre-refunded @ 56.915 (RB)
    0.000%, 03/01/06 (A)                          3,690           1,535
Oklahoma Housing Finance Agency
    (RB) (FNMA)
    5.500%, 11/01/25                              3,000           3,176


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Tulsa Metropolitan Utility Authority,
    Callable 09/01/05 @ 102 (RB)
    5.600%, 09/01/06                            $ 1,000        $  1,106
                                                               ---------
                                                                  5,817
                                                               ---------

OREGON - 2.5%
Lane County School
    District #19 Springfield,
    Callable 10/15/04 @ 101 (GO) (MBIA)
    5.900%, 10/15/06                              1,000           1,118
Polk, Marion & Benton Counties,
    School District #13J (GO) (FGIC)
    5.500%, 12/01/04                              1,015           1,110
Portland Community College
    District, Series A,
    Callable 07/01/02 @ 100 (GO)
    6.000%, 07/01/12                                500             540
Washington County,
    Pre-refunded @ 100 (GO)
    5.625%, 12/01/04 (A)                            900             986
Washington County Unified Sewer
    Agency Revenue (RB) (AMBAC)
    6.125%, 10/01/12                              5,000           5,607
Yamhill County School District #40
    (GO) (FGIC)
    5.375%, 06/01/04                              1,000           1,080
    5.375%, 06/01/05                              1,350           1,469
                                                               ---------
                                                                 11,910
                                                               ---------

PENNSYLVANIA - 3.3%
Delaware River Port Authority, PA &
    NJ Bridges (RB) (AMBAC)
    7.375%, 01/01/07                              2,000           2,060
Erie County Prison Authority,
    Pre-refunded @ 100
    (RB) (MLO) (MBIA)
    6.600%, 11/01/02 (A)                          1,000           1,086
    6.700%, 11/01/03 (A)                          1,000           1,088
Governor Mifflin School District School,
    Improvements Project,
    Pre-refunded @ 100
    (GO) (AMBAC)
    6.500%, 02/01/13 (A)                          2,000           2,173
Northumberland County Commonwealth
    Lease, Callable 10/15/01 @ 100
    (RB) (MLO) (MBIA)
    6.600%, 10/15/02                              1,000           1,084
Pennsylvania State (GO) (AMBAC)
    5.125%, 09/15/03                              5,000           5,299
Seneca Valley School District, Series A,
    Callable 07/01/08 @ 100 (GO) (FGIC)
    4.650%, 07/01/09                              2,500           2,569
                                                               ---------
                                                                 15,359
                                                               ---------

PUERTO RICO - 0.7%
Puerto Rico Commonwealth (GO) (MBIA)
    6.000%, 07/01/14                              1,605           1,882
Puerto Rico Electric Power Authority,
    Series Aa (RB) (MBIA)
    6.000%, 07/01/06                              1,000           1,139
Puerto Rico Housing Finance Corporation,
    Single Family Mortgages (RB) (GNMA)
    5.800%, 10/15/00                                 35              36


                           23       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Puerto Rico Housing Finance Corporation,
    Single Family Mortgages
    (RB) (AMT) (GNMA)
    6.000%, 02/01/02                            $   110        $    115
                                                               ---------
                                                                  3,172
                                                               ---------

RHODE ISLAND - 1.4%
Rhode Island Depositors Economic
    Protection Corporation (RB) (FSA)
    6.250%, 08/01/03                              1,000           1,102
Rhode Island State Consolidated Capital
    Development, Series B,
    Pre-refunded @ 102 (GO)
    6.125%, 05/15/04 (A)                          5,200           5,503
                                                               ---------
                                                                  6,605
                                                               ---------

SOUTH CAROLINA - 0.5%
Piedmont Municipal Power Agency,
    Electric Revenue (RB) (FGIC)
    6.250%, 01/01/04                              2,350           2,554
                                                               ---------

SOUTH DAKOTA - 0.1%
Sioux Falls (COP) (MLO)
    6.450%, 08/01/01                                500             537
                                                               ---------

TENNESSEE - 1.4%
Chattanoga Health, Education & Housing
    Facilities Authority, Catholic Health
    Initiatives Project, Series A (RB)
    5.500%, 12/01/07                              1,000           1,100
Montgomery County Public
    Building Authority,
    Callable 12/15/98 @ 100 (RB)
    7.500%, 12/15/00                                 35              35
Nashville & Davidson Counties,
    Water & Sewer Revenue (RB) (MBIA)
    6.000%, 01/01/04                              2,000           2,203
Shelby County Health, Educational &
    Housing Facility Board,
    Callable 04/01/08 @ 101 (MBIA) (RB)
    5.500%, 04/01/09                              3,000           3,284
                                                               ---------
                                                                  6,622
                                                               ---------

TEXAS - 6.4%
Abilene Health Facilities, Sears Methodist
    Retirement Facility (RB)
    5.100%, 11/15/05                              1,115           1,123
    5.250%, 11/15/06                              1,175           1,190
    5.350%, 11/15/08                              1,300           1,315
Austin Electric, Waterworks & Sewer,
    Pre-refunded @ 100 (RB)
    6.600%, 10/01/01 (A)                            365             377
Dallas (GO)
    6.875%, 02/15/99                                500             507
    6.500%, 02/15/03                              3,000           3,323
Dallas County,
    Callable 02/15/01 @ 100 (GO)
    6.400%, 08/15/03                                750             794
Galveston County Special Tax Revenue
    (RB) (MBIA)
    6.400%, 02/01/05                                185             197
Galveston County Special Tax Revenue,
    Escrowed to Maturity (RB) (MBIA)
    6.400%, 02/01/05                                315             358


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Garland School District (GO) (PSFG)
    8.000%, 02/15/01                           $  1,000        $  1,095
Houston Housing Finance Corporation (RB)
    8.000%, 06/01/14                              2,000           2,170
Irving Independent School District,
    Series A, Zero Coupon Bond (GO)
    0.000%, 02/15/09                              6,190           3,953
Katy Independent School District,
    Zero Coupon Bond (GO) (PSFG)
    0.000%, 08/15/09                              1,805           1,128
Liberty & Johnson Counties Correctional
    Facilities, Callable 09/15/01 @ 100
    (RB) (MBIA)
    6.850%, 09/15/04                              1,000           1,089
Lubbock Independent School District,
    Pre-refunded @ 100 (GO) (PSFG)
    6.375%, 08/15/04 (A)                            725             761
Richardson Independent School District
    (GO) (PSFG)
    5.000%, 02/15/03                              5,000           5,244
Texas State Finance Authority,
    Series A (RB)
    6.500%, 10/01/04                              5,000           5,698
                                                               ---------
                                                                 30,322
                                                               ---------

UTAH - 1.8%
Intermountain Power Agency (RB)
    7.625%, 07/01/08                                500             512
Intermountain Power Agency (RB) (FSA)
    5.250%, 07/01/03                              1,000           1,059
Intermountain Power Agency,
    Callable 11/20/98 @ 102 (RB)
    7.300%, 07/01/00                                500             511
Nebo School District,
    Callable 04/01/01 @ 100 (GO) (FGIC)
    5.500%, 04/01/04                                500             519
Salt Lake County Municipal Building
    Authority, Series A (RB) (MLO)
    6.000%, 10/01/01                                475             504
    6.000%, 10/01/03                                525             574
Utah State Housing Finance Agency
    (RB) (FHA/VA)
    5.950%, 07/01/08                              2,210           2,347
Utah State Housing Finance Agency,
    Single Family Mortgages (RB) (AMBAC)
    6.300%, 01/01/18                              1,295           1,393
Utah State Housing Finance Agency,
    Single Family Mortgages (RB) (FHA/VA)
    6.350%, 01/01/02                                140             146
    5.650%, 07/01/06                                680             726
Utah State Housing Finance Agency,
    Single Family Mortgages
    (RB) (FHA/VA/FMHA)
    4.900%, 01/01/99                                190             191
                                                               ---------
                                                                  8,482
                                                               ---------

VIRGINIA - 2.2%
Fairfax County Public Improvements,
    Callable 06/01/05 @ 102 (GO)
    5.000%, 06/01/06                              2,000           2,146
Portsmouth, Callable 08/01/07 @ 101
    (GO) (FGIC)
    4.700%, 08/01/09                              2,655           2,754


                           24       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Riverside Regional Jail Authority,
    Callable 07/01/05 @ 102 (RB) (MBIA)
    5.700%, 07/01/08                           $  2,000        $  2,214
Virginia State Housing Development
    Authority, Series D (RB)
    6.100%, 01/01/14                              1,110           1,191
Virginia State Housing Development
    Authority, Series H (RB)
    6.200%, 07/01/04                              1,000           1,071
Virginia State Peninsula Regional
    Jail Authority (RB) (MBIA)
    5.300%, 10/01/09                              1,000           1,074
                                                               ---------
                                                                 10,450
                                                               ---------

WASHINGTON - 11.8%
Clark County, Pre-refunded @ 100 (GO)
    6.850%, 12/01/02 (A)                            495             498
Chelan County Public Utility District,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 06/01/29                             20,000           4,382
Clark County Public Utility District #1,
    Callable 01/01/01 @ 102 (RB) (FGIC)
    6.100%, 01/01/02                                750             801
Clark County School District #37 (GO)
    6.600%, 12/01/98                                450             452
Clark County School District #37,
    Callable 12/01/02 @ 100 (GO)
    6.100%, 12/01/04                              1,000           1,081
Franklin County Public Utility District,
    Callable 03/01/99 @ 100 (RB) (AMBAC)
    7.000%, 09/01/00                                400             405
Grant County Public Utility District #2 (RB)
    5.750%, 01/01/02                                670             708
Grays Harbor County Public Utility District #1,
    Callable 01/01/99 @ 100 (RB) (AMBAC)
    7.000%, 01/01/01                                465             469
Island County School District #206,
    Callable 12/01/04 @ 100 (GO) (AMBAC)
    5.750%, 12/01/06                                700             767
King County, Pre-refunded @ 100 (GO)
    6.900%, 12/01/02 (A)                            500             533
King County Public Hospital District #4 (RB)
    5.400%, 06/01/00                                500             513
King County Public Hospital District #4,
    Callable 12/01/02 @ 100 (RB)
    5.800%, 12/01/03                                910             972
King County School District #403,
    Callable 12/01/02 @ 101 (GO)
    6.050%, 12/01/03                                875             957
King County School District #408 (GO)
    6.200%, 12/01/02                                515             561
King County School District #415 (GO)
    5.750%, 12/01/01                                950           1,007
King County School District #415,
    Callable 06/01/04 @ 100 (GO) (AMBAC)
    6.450%, 06/01/06                                920           1,040
King County, Series B,
    Callable 12/01/07 @ 102 (GO)
    5.850%, 12/01/13                              3,000           3,358
Kitsap County School District #401,
    Callable 12/01/02 @ 101 (GO)
    6.625%, 12/01/08                                750             838
Kitsap County School District #402,
    Callable 12/01/98 @ 100 (GO)
    7.400%, 12/01/99                                115             115
Pierce County School District #320 (GO)
    6.000%, 12/01/06                              1,000           1,103


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Pierce County School District #401,
    Series A (GO)
    5.950%, 12/01/01                             $  640          $  681
Pierce County School District #403,
    Callable 12/01/01 @ 100 (GO)
    6.200%, 12/01/02                              1,285           1,373
Pierce County School District #403,
    Callable 12/01/02 @ 100 (GO)
    6.350%, 12/01/04                                500             546
Pierce County Sewer Improvements (RB)
    5.000%, 02/01/02                                500             502
Port Tacoma, Series A (GO)
    6.300%, 06/01/01                                790             840
Seattle Solid Waste Management,
    Callable 05/01/99 @ 102 (GO)
    7.000%, 05/01/00                                500             520
Snohomish County Housing Authority,
    Callable 04/01/06 @ 100 (RB)
    6.300%, 04/01/16                              1,035           1,104
Snohomish County Public Utilities
    District #1,
    Callable 11/01/98 @ 100 (GO)
    5.850%, 11/01/17                              1,000           1,001
Snohomish County Public Utilities
    District #1, Series A (GO)
    6.800%, 01/01/05                              2,000           2,154
Snohomish County Public Utilities
    District #1, Series B (GO)
    6.700%, 01/01/03                              1,000           1,075
Snohomish County School District #2,
    Callable 12/01/03 @ 102 (GO) (MBIA)
    6.000%, 12/01/06                              1,800           1,993
Snohomish County School District #2,
    Series A, Callable 06/01/01 @ 100 (GO)
    6.700%, 06/01/02                              1,200           1,284
Snohomish County School District #6 (GO)
    6.250%, 12/01/01                                900             967
Snohomish County School District #6,
    Pre-refunded @ 100 (GO)
    6.800%, 12/01/04 (A)                            900             971
Snohomish County
    Solid Waste Management,
    Callable 12/01/01 @ 102 (GO) (MBIA)
    6.800%, 12/01/03                                650             722
South Columbia Basin (GO)
    5.800%, 12/01/01                                500             531
Spokane, Callable 01/01/99 @ 100 (GO)
    6.700%, 01/01/99                                500             501
Spokane County Regional
    Solid Waste Management,
    Callable 12/01/02 @ 102 (RB) (AMBAC)
    6.400%, 12/01/03                                800             886
Spokane County School District #81 (GO)
    5.900%, 12/01/02                              1,000           1,083
Spokane County Sewer Revenue,
    Callable 06/01/02 @ 100 (RB)
    6.150%, 06/01/05                              1,470           1,579
Tacoma, Series A,
    Callable 07/01/02 @ 100 (GO)
    5.900%, 07/01/03                                600             641
Tacoma Electric System Revenue,
    Callable 01/01/02 @ 102 (RB) (AMBAC)
    6.000%, 01/01/06                              1,400           1,511
Tacoma Utility Revenue,
    Pre-refunded @ 101 (RB) (AMBAC)
    6.800%, 12/01/00 (A)                            465             488
Tacoma Utility Revenue,
    Pre-refunded @ 101 (RB) (MBIA)
    6.200%, 12/01/03 (A)                            575             623


                           25       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Thurston County School District #111,
    Callable 12/01/02 @ 100 (GO)
    6.700%, 12/01/03                           $  1,000        $  1,112
Washington Public Power Supply System,
    Nuclear Project #2,
    Callable 01/01/01 @ 102 (RB)
    7.500%, 07/01/03                              3,000           3,299
Washington Public Power Supply System,
    Nuclear Project #2, Series A
    (RB) (AMBAC)
    5.700%, 07/01/11                              1,000           1,094
Washington Public Power Supply System,
    Nuclear Project #3, Series B (RB)
    5.250%, 07/01/03                              1,090           1,146
Washington State (GO)
    6.200%, 09/01/01                              1,000           1,069
    5.300%, 10/01/01                              1,000           1,046
Washington State,
    Callable 04/01/01 @ 102 (COP) (MLO)
    6.800%, 04/01/05                                705             763
Washington State, Single Family
    Mortgages (RB) (GNMA/FNMA)
    6.700%, 07/01/02                                235             248
Washington State Conservation &
    Renewable Energy System (RB)
    5.650%, 10/01/03                                700             756
Washington State Hearthstone Project,
    Callable 01/01/05 @ 102 (RB)
    6.000%, 01/01/10                                810             898
                                                               ---------
                                                                 55,567
                                                               ---------

WEST VIRGINIA - 0.4%
West Virginia State (GO) (FGIC)
    4.400%, 06/01/05                              2,000           2,053
                                                               ---------

WISCONSIN - 1.2%
Milwaukee County,
    Callable 09/01/02 @ 100 (GO)
    5.550%, 09/01/03                              1,700           1,804
Milwaukee County, Series A,
    Callable 09/01/02 @ 100 (GO)
    5.875%, 09/01/07                                500             535
Mount Pleasant,
    Callable 10/01/00 @ 100 (GO)
    6.300%, 10/01/03                                735             770
Racine School District,
    Callable 04/01/99 @ 100
    (GO) (AMBAC)
    6.500%, 04/01/01                                250             254
Wisconsin State,
    Callable 05/01/00 @ 101 (GO)
    6.000%, 05/01/01                                500             522
Wisconsin State Housing & Economic
    Authority, Series A (GO)
    5.000%, 11/01/01                              1,585           1,624
                                                               ---------
                                                                  5,509
                                                               ---------

WYOMING - 0.3%
Sweetwater County, Pacific Power & Light
    Project, Pre-refunded @ 100 (RB)
    6.500%, 12/01/07 (A)                            700             759
Wyoming Community Development
    Authority, Single Family Mortgages
    (RB) (FHA/VA)
    6.200%, 06/01/99                                500             505
                                                               ---------
                                                                  1,264
                                                               ---------

TOTAL MUNICIPAL BONDS
    (Cost $440,896)                                             463,597
                                                               ---------


INTERMEDIATE TAX FREE FUND (concluded)

DESCRIPTION                                      SHARES      VALUE (000)
------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 0.6%
First American Tax Free
    Obligations Fund (C)                      2,752,374        $  2,752
                                                               ---------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $2,752)                                                 2,752
                                                               ---------
TOTAL INVESTMENTS - 99.3%
    (Cost $443,648)                                             466,349
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 0.7%                          3,561
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 41,756,941 outstanding shares                      435,850
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 832,191, outstanding shares                          8,993
Undistributed net investment income                                  13
Accumulated net realized gain on investments                      2,353
Net unrealized appreciation of investments                       22,701
                                                               ---------
TOTAL NET ASSETS--100.0%                                       $469,910
                                                               ---------
Net asset value, offering price, and
    redemption price per share--Class Y                        $  11.03
                                                               ---------

Net asset value and redemption
    price per share--Class A                                   $  11.05
Maximum sales charge of 3.00% (1)                                  0.34
                                                               ---------
Offering price per share--Class A                              $  11.39
                                                               ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) At September 30, 1998, the cost of securities purchased on a when issued basis was: Leon County, Florida $2,045,120, and North Carolina Medical Care Commission $1,374,111.

(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
AMT--Alternative Minimum Tax
CMI--California Mortgage Insurance
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
PSFG--Permanent School Fund Guaranty
RB--Revenue Bond
VA--Veterans Administration

The accompanying notes are an integral part of the financial statements.


                           26       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

MINNESOTA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 98.6%
MINNESOTA - 96.8%
Anoka County (GO)
    5.550%, 02/01/05                           $  2,000         $ 2,101
Anoka County Resource Recovery,
    Northern States Power,
    Callable 12/01/99 @ 102 (RB)
    6.850%, 12/01/01                              1,000           1,054
Anoka-Hennepin School District #11,
    Callable 02/01/03 @ 100 (GO) (FGIC)
    4.875%, 02/01/07                              3,300           3,411
Anoka-Hennepin School District #11,
    Series C (GO) (FGIC)
    4.600%, 02/01/01                              5,000           5,109
Bass Brook, Minnesota Power & Light,
    Pollution Control (RB)
    6.875%, 12/01/02                              2,000           2,071
Becker Tax Increment, Series D,
    Callable 08/01/04 @ 100
    (GO) (AMT) (MBIA)
    6.000%, 08/01/07                              3,955           4,313
Bemidji Independent School District #031,
    Callable 04/01/07 @ 100 (GO) (FSA)
    5.000%, 04/01/19                              3,000           3,033
Bloomington Port Authority,
    Callable 03/01/00 @ 100 (GO)
    6.000%, 03/01/03                              1,800           1,855
Bloomington Port Authority, Mall of
    America Project, Series A (RB) (FSA)
    5.000%, 02/01/01                              1,090           1,120
    5.000%, 02/01/02                              1,585           1,642
Bloomington Port Authority, Mall of
    America Project, Series A,
    Callable 02/01/04 @ 100 (RB) (FSA)
    5.450%, 02/01/09                              3,850           3,962
Burnsville Independent School
    District #191, Callable 02/01/08 @ 100
    (MSDCEP)
    5.000%, 02/01/09                              1,225           1,298
Burnsville Independent School
    District #191, (MSDCEP)
    5.000%, 02/01/08                              1,355           1,445
Chaska Independent School District #112
    (GO) (MSDCEP)
    4.800%, 02/01/10                              2,220           2,313
Chaska Independent School District #112,
    Series A (GO) (MSDCEP)
    4.600%, 02/01/07                              1,835           1,902
Coon Rapids Multifamily Housing,
    Woodland North Apartments,
    Callable 12/01/03 @ 100 (RB) (FHA)
    5.625%, 12/01/09                                435             451
Coon Rapids Single Family Mortgages,
    Callable 09/01/04 @ 102 (RB)
    5.900%, 09/01/06                                805             848
Dakota County Housing & Redevelopment
    Authority (RB) (MLO)
    4.950%, 02/01/02                              1,000           1,037
Dakota County Housing & Redevelopment
    Authority, Callable 04/01/05 @ 102
    (RB) (AMT) (FNMA/GNMA)
    6.000%, 10/01/14                              1,275           1,327
Dakota County Housing & Redevelopment
    Authority, Callable 10/01/07 @ 101.5
    (RB) (GNMA)
    5.125%, 10/01/20                              1,368           1,410


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Dakota County Housing & Redevelopment
    Authority, Single Family Mortgages,
    Callable 04/01/04 @ 102
    (RB) (AMT) (FNMA)
    6.250%, 10/01/04                            $   840         $   886
Dakota County Housing & Redevelopment
    Authority, Single Family Mortgages,
    Callable 09/01/98 @ 103
    (RB) (FHA/GNMA/VA)
    7.250%, 03/01/06                                400             411
Dakota, Washington, and Stearns Counties,
    Housing & Redevelopment Authority,
    Single Family Mortgages,
    Callable 03/01/04 @ 102
    (RB) (AMT) (FNMA)
    6.000%, 09/01/04                                415             438
    6.500%, 09/01/10                                565             604
Duluth Economic Development Authority,
    Health Care Facility,
    Callable 11/01/02 @ 102
    (RB) (AMBAC)
    6.100%, 11/01/04                                650             712
Duluth Economic Development Authority,
    Health Care Facility (RB) (AMBAC)
    6.100%, 11/01/04                                250             280
Eden Prairie Water and Sewer, Series A,
    Zero Coupon Bond
    0.000%, 12/01/06                              2,090           1,504
Faribault Independent School
    District #656 (GO) (FSA)
    4.625%, 06/01/07                              1,525           1,592
Forest Lake Independent
    School District #831,
    Callable 02/01/08 @ 100
    5.000%, 02/01/09                              1,500           1,591
Fridley School District #14,
    Callable 02/01/05 @ 100 (GO) (FSA)
    5.350%, 02/01/26                              5,000           5,140
Hastings Health Care Facility,
    Callable 09/15/08 @ 100 (RB) (ACA)
    5.000%, 09/15/13                                500             503
Hastings Independent School District #200,
    Callable 02/01/08 @ 100 (MSDCEP)
    5.000%, 02/01/11                              1,095           1,146
Hastings School District #200, Series A,
    Callable 02/01/08 @ 100 (GO)
    5.000%, 02/01/10                              1,625           1,713
Hennepin County Lease Revenue
    (COP) (MLO)
    4.650%, 11/12/08                              1,275           1,323
Hennepin County Lease Revenue,
    Callable 11/15/08 @ 100
    (COP) (MLO)
    5.375%, 11/15/09                              2,280           2,493
Hopkins Independent School District #270,
    Series A, Callable 02/01/03 @ 100
    (GO) (MBIA)
    4.800%, 02/01/05                              2,000           2,069
Lakeville Independent School District #194,
    Callable 02/01/09 @ 100 (GO)
    5.000%, 02/01/16                              2,500           2,555
Lakeville Independent School
    District #194, Series A,
    Callable 02/01/08 @ 100
    (GO) (MSDCEP)
    5.125%, 02/01/22                              6,000           6,059


                           27       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Mankato Independent School
    District #77, Series A,
    Callable 02/01/04 @ 100 (GO) (FSA)
    5.100%, 02/01/07                           $  1,000        $  1,050
Minneapolis & St. Paul Housing Finance
    Board, Callable 11/01/04 @ 102
    (RB) (AMT) (FNMA/GNMA)
    6.800%, 11/01/08                                295             310
Minneapolis & St. Paul Housing Finance
    Board, Single Family Mortgages,
    Phase VI, Series A,
    Callable 08/01/98 @ 102 (RB)
    7.700%, 08/01/00                                135             138
Minneapolis & St. Paul Housing Finance
    Board, Single Family Mortgages,
    Series A, Callable 06/01/99 @ 102
    (RB) (AMT) (FHA/GNMA/VA)
    7.875%, 12/01/12                                285             293
Minneapolis & St. Paul Housing &
    Redevelopment Authority,
    Health One Obligated Group,
    Callable 08/15/00 @ 102 (RB) (MBIA)
    7.300%, 08/15/01                              1,000           1,081
Minneapolis & St. Paul Housing &
    Redevelopment Authority, Healthspan,
    Series A, Callable 11/15/03 @ 102
    (RB) (AMBAC)
    5.000%, 11/15/07                              2,000           2,094
    5.000%, 11/15/13                              2,000           2,029
Minneapolis & St. Paul Metropolitan
    Airports Commission
    (RB) (AMT) (AMBAC)
    5.500%, 01/01/07                              2,140           2,328
Minneapolis & St. Paul Metropolitan
    Airports Commission,
    Callable 01/01/08 (RB) (AMBAC)
    5.500%, 01/01/09                              2,500           2,730
Minneapolis & St. Paul Metropolitan
    Airports Commission, Series 8,
    Callable 01/01/02 @ 100 (RB) (AMT)
    6.100%, 01/01/03                              1,500           1,598
    6.350%, 01/01/04                              2,500           2,678
Minneapolis & St. Paul Metropolitan
    Airports Commission, Series 10,
    Callable 01/01/03 @ 100 (RB)
    5.000%, 01/01/05                              1,000           1,043
Minneapolis Community Development
    Agency (RB) (MBIA)
    7.000%, 03/01/01                              2,000           2,150
Minneapolis Community Development
    Agency, Capital Appreciation,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 03/01/02                              5,000           4,402
Minneapolis, Escrowed to Maturity (GO)
    5.300%, 11/01/99                              1,500           1,520
Minneapolis Health Care Facilities Authority,
    Fairview Hospital & Healthcare,
    Callable 11/15/03 @ 102
    (RB) (MBIA)
    5.100%, 11/15/05                              1,000           1,069
Minneapolis Health Care Facilities Authority,
    Fairview Hospital & Healthcare,
    Series A (RB) (MBIA)
    4.800%, 11/15/02                              1,000           1,038


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Minneapolis Mortgage Revenue, Capital
    Appreciation, Zero Coupon Bond,
    Callable 10/01/05 @ 100 (RB)
    0.000%, 10/01/12                           $  2,950        $  1,251
Minneapolis, Pre-refunded @ 100 (GO)
    6.250%, 03/01/03 (A)                          1,000           1,080
    6.350%, 03/01/04 (A)                          1,200           1,300
Minneapolis, Sales Tax,
    Callable 04/01/02 @ 102 (RB)
    6.150%, 10/01/05                              2,400           2,621
Minneapolis, Series B,
    Callable 09/01/05 @ 100 (GO)
    5.050%, 03/01/06                              6,000           6,404
Minneapolis Special School District #1
    (GO) (MSDCEP)
    5.000%, 02/01/04                              3,375           3,564
Minneapolis Special School District #1,
    Series A (COP) (MLO)
    4.375%, 02/01/07                              1,400           1,431
Minneapolis Special School District #1,
    Series A, Callable 02/01/06 @ 100
    (COP) (MBIA) (MLO)
    5.900%, 02/01/11                              2,150           2,365
Minneapolis Special School District #1,
    Series B, Callable 02/01/03 @ 100
    (COP) (MLO) (AMBAC)
    5.400%, 02/01/04                              2,000           2,121
    5.500%, 02/01/05                              2,000           2,125
Minnesota State (GO)
    5.000%, 04/01/03                              1,000           1,051
Minnesota State Agricultural and
    Economic Development Board,
    Fairview Hospital Project
    (RB) (MBIA)
    5.400%, 11/15/08                              1,000           1,089
    5.750%, 11/15/26                              2,000           2,182
Minnesota State Agricultural and
    Economic Development Board,
    Fairview Hospital Project, Series A,
    Callable 11/15/07 @ 102 (RB) (MBIA)
    5.500%, 11/15/17                              1,500           1,621
Minnesota State Higher Educational
    Facilities Authority, St. Benedict College,
    Callable 03/01/07 @ 100 (GO)
    4.875%, 03/01/08                              1,000           1,026
    5.100%, 03/01/11                              2,885           2,944
Minnesota State Housing Finance Agency,
    Rental Housing, Series D (RB) (MBIA)
    4.650%, 02/01/00                              1,770           1,788
    5.050%, 08/01/03                                880             913
    5.150%, 08/01/04                                870             910
Minnesota State Housing Finance Agency,
    Rental Housing, Series D,
    Callable 02/01/05 @ 102 (RB) (MBIA)
    5.450%, 08/01/07                              2,655           2,814
Minnesota State Housing Finance Agency,
    Single Family Mortgages, Series C
    (RB) (FHA)
    7.700%, 01/01/99                                 35              35
Minnesota State Housing Finance Agency,
    Single Family Mortgages, Series C,
    Callable 01/01/01 @ 102
    (RB) (FHA/VA)
    6.600%, 07/01/02                                735             776


                           28       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Minnesota State Housing Finance Agency,
    Single Family Mortgages, Series D
    (RB) (AMBAC)
    4.500%, 07/01/01                           $  1,990        $  2,020
Minnesota State Housing Finance Agency,
    Single Family Mortgages, Series D,
    Callable 01/01/04 @ 102 (RB) (AMBAC)
    4.800%, 07/01/04                              3,385           3,479
Minnesota State Public Facilities Authority,
    Water Pollution Control (RB)
    5.000%, 03/01/06                              1,490           1,592
Minnesota State Public Facilities Authority,
    Water Pollution Control,
    Callable 03/01/08 @ 100, Series A (RB)
    4.500%, 03/01/10                              5,000           5,084
Minnesota State Public Facilities Authority,
    Water Pollution Control, Series B,
    Callable 03/01/01 @ 102 (RB)
    6.350%, 03/01/03                                500             538
Minnesota State Public Facilities Authority,
    Water Pollution Control, Series B,
    Pre-refunded @ 102 (RB)
    6.700%, 03/01/13 (A)                          3,000           3,265
Minnesota State Tax-Exempt Mortgage
    Trust, Series C (RB) (MLO) (NN)
    4.362%, 01/15/99 (A)                             57              57
Minnesota State,
    Callable 08/01/07 @ 100 (GO)
    4.800%, 08/01/11                              2,710           2,795
    4.850%, 08/01/12                              5,420           5,572
Minnesota State,
    Pre-refunded @ 100 (GO)
    5.750%, 08/01/03 (A)                          5,000           5,355
New Prague School District #721,
    Callable 02/01/06 @ 100 (GO) (MBIA)
    5.000%, 02/01/16                              2,000           2,034
North Branch Independent School
    District #138, Callable 02/01/05 @ 100
    GO) (FGIC)
    5.400%, 02/01/09                              1,000           1,068
Northern Minnesota Municipal
    Power Agency, Electric Systems
    (RB) (FSA)
    5.500%, 01/01/07                              3,000           3,296
Northern Minnesota Municipal
    Power Agency, Series A
    (RB) (AMBAC)
    5.500%, 01/01/03                              2,500           2,668
Northern Minnesota Municipal
    Power Agency, Series A,
    Callable 01/01/03 @ 102
    (RB) (AMBAC)
    5.600%, 01/01/04                              1,900           2,064
Northern Minnesota Municipal
    Power Agency, Series A,
    Callable 01/01/05 @ 100
    (RB) (AMBAC)
    5.900%, 01/01/07                              1,800           1,976
Northern Minnesota Municipal
    Power Agency, Series B,
    Callable 01/01/09 @ 101 (RB) (AMBAC)
    4.750%, 01/01/20 (B)                          1,000             985


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Olmsted County Housing &
    Redevelopment Authority,
    Pre-refunded @ 100 (RB) (MLO)
    7.000%, 02/01/05 (A)                       $  1,025        $  1,101
Olmsted County Resource
    Recovery, Series A,
    Callable 02/01/02 @ 100 (RB)
    5.800%, 02/01/04                              1,850           1,963
Osseo Independent School District #279,
    Callable 02/01/03 @ 100 (GO) (FGIC)
    5.400%, 02/01/05                              2,525           2,675
Osseo Independent School District, Series A,
    Callable 02/01/00 @ 100 (GO)
    5.500%, 02/01/01                              1,300           1,331
Pipestone Industrial Development,
    Cargill Project (RB)
    5.000%, 09/01/00                              1,890           1,936
Plymouth Health Facilities,
    Callable 06/01/04 @ 102 (RB) (CGIC)
    6.200%, 06/01/11                              1,360           1,513
Princeton Independent School District #477,
    Callable 02/01/07 @ 100 (GO) (FSA)
    5.125%, 02/01/24                              2,000           2,022
Ramsey & Washington Counties, Resource
    Recovery, Northern States Power,
    Series A, Callable 12/01/97 @ 103 (RB)
    6.200%, 12/01/00                              1,000           1,028
Red Wing Independent School District #256,
    Callable 02/01/08 @ 100 (MSDCEP)
    5.000%, 02/01/10                              2,015           2,124
Red Wing Independent School
    District #256, Series A,
    Callable 02/01/03 @ 100 (GO)
    5.250%, 02/01/05                              1,010           1,065
Richfield Independent School District #280
    (GO) (FGIC)
    4.550%, 02/01/03                              7,180           7,390
Robbinsdale, North Memorial Medical
    Center, Series A (RB) (AMBAC)
    5.100%, 05/15/03                              1,000           1,053
Robbinsdale, North Memorial Medical
    Center, Series B (RB) (AMBAC)
    5.000%, 05/15/02                              1,250           1,302
    5.100%, 05/15/03                              1,000           1,053
Rochester Independent School District #535,
    Series A,
    Callable 02/01/00 @ 100 (GO)
    5.600%, 02/01/03                              1,500           1,535
Rochester, St. Mary's Hospital,
    Escrowed to Maturity (RB)
    5.750%, 10/01/07                              2,735           2,913
Rosemount Independent School
    District, Series A,
    Callable 06/01/04 @ 100 (GO)
    5.625%, 06/01/07                              1,400           1,511
Savage (GO) (FGIC)
    5.200%, 02/01/05                              1,000           1,072
Savage, Callable 02/01/06 @ 100
    (GO) (FGIC)
    5.350%, 02/01/07                              1,000           1,084
    5.500%, 02/01/08                              1,000           1,089


                           29       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
South St. Paul Housing &
    Redevelopment Authority,
    Single Family Mortgages,
    Callable 09/01/05 @ 100
    (RB) (FNMA)
    5.100%, 09/01/07                           $  1,045        $  1,082
    4.500%, 09/01/11                                115             116
Southern Minnesota Municipal Power
    Agency, Callable 01/01/03 @ 102
    (RB) (FGIC)
    5.000%, 01/01/06                              2,500           2,634
Southern Minnesota Municipal Power
    Agency, Capital Appreciation,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 01/01/20                              3,500           1,264
Southern Minnesota Municipal Power
    Agency, Power Supply System,
    Series A (RB) (FGIC)
    5.300%, 01/01/01                              1,275           1,319
Southern Minnesota Municipal Power
    Agency, Power Supply System,
    Series B, Escrowed to Maturity (RB)
    5.300%, 01/01/01                              1,000           1,035
Southern Minnesota Municipal Power
    Agency, Series A, Capital Appreciation,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 01/01/21                              5,000           1,718
Southern Minnesota Municipal Power
    Agency, Series B (RB) (MBIA)
    4.850%, 01/01/07                              1,875           1,964
St. Cloud Hospital Facilities, Series A
    (RB) (AMBAC)
    5.500%, 07/01/06                              1,000           1,098
St. Cloud Hospital Facilities, Series B,
    Pre-refunded @ 102 (GO) (AMBAC)
    7.000%, 07/01/20 (A)                          2,000           2,209
St. Cloud Law Enforcement Center,
    Callable 02/01/01 @ 100 (RB) (MLO)
    5.750%, 02/01/02                              1,000           1,043
St. Cloud, Series A (GO)
    6.000%, 08/01/02                              1,000           1,071
St. Cloud, Series B,
    Callable 08/01/08 @ 100
    (GO) (FGIC)
    5.000%, 08/01/09                              1,780           1,894
St. Louis Park Health Care Facilities,
    Callable 07/01/03 @ 102
    (RB) (AMBAC)
    4.600%, 07/01/05                              6,000           6,164
St. Louis Park Housing & Redevelopment
    Authority, Single Family Mortgages,
    Callable 04/20/03 @ 100 (RB) (GNMA)
    6.500%, 10/20/03                                311             328
St. Louis Park Independent School District
    #283, Callable 02/01/01 @ 100 (RB)
    5.900%, 02/01/04                              1,000           1,049
St. Paul, Callable 02/01/01 @ 100 (GO)
    5.250%, 02/01/03                              1,500           1,549
St. Paul Housing & Redevelopment Authority,
    Callable 03/01/05 @ 102 (RB) (FNMA)
    6.125%, 03/01/17                              1,060           1,121
St. Paul Housing & Redevelopment
    Authority, Civic Center Project (RB)
    4.700%, 11/01/02                              1,420           1,468


MINNESOTA INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
St. Paul Housing & Redevelopment Authority,
    Downtown & Seventh Place Project,
    Escrowed to Maturity (RB) (AMBAC)
    4.850%, 09/01/01                           $  2,000        $  2,065
St. Paul Housing & Redevelopment
    Authority, Downtown & Seventh
    Place Project, Escrowed to Maturity,
    Callable 09/01/03 @ 101
    (RB) (AMBAC)
    5.200%, 09/01/04                              4,000           4,246
St. Paul Housing & Redevelopment
    Authority, Downtown & Seventh
    Place Project, Escrowed to Maturity,
    Callable 09/01/04 @ 100
    (RB) (AMBAC)
    5.350%, 09/01/07                              1,500           1,602
St. Paul Housing & Redevelopment Authority,
    St. Paul Heart and Lung Center,
    Mandatory Put @ 100 (RB) (NBM)
    4.700%, 12/01/15 (C)                          3,030           3,068
St. Paul Housing & Redevelopment Authority,
    Tax Increment Revenue (RB) (AMBAC)
    6.250%, 08/01/05                              1,110           1,253
St. Paul Housing & Redevelopment
    Authority, Tax Increment Revenue,
    Callable 08/01/06 @ 102.5
    (RB) (AMBAC)
    6.400%, 02/01/07                              1,195           1,375
    6.400%, 08/01/07                              1,205           1,395
    6.500%, 02/01/09                              1,315           1,523
St. Paul Independent School District #625,
    Callable 02/01/04 @ 100 (GO)
    5.800%, 02/01/07                              1,000           1,085
St. Paul Independent School District #625,
    Series C (COP) (MLO)
    5.850%, 02/01/07                              1,000           1,087
St. Paul Port Authority Energy Park,
    Tax Increment (RB) (FSA)
    5.000%, 02/01/08                              2,100           2,217
St. Paul Port Authority Industrial
    Development, Escrowed
    to Maturity (RB)
    8.250%, 11/01/99                                220             231
St. Paul Science Museum,
    Escrowed to Maturity (COP)
    7.500%, 12/15/01                                486             513
St. Paul Sewer Revenue,
    Callable 06/01/03 @ 100
    (RB) (AMBAC)
    5.350%, 12/01/04                              3,000           3,188
    5.450%, 12/01/05                              5,000           5,323
Stearns County Housing & Redevelopment
    Authority (FSA) (MLO)
    4.950%, 02/01/09 (B)                          1,540           1,597
Stearns County Housing & Redevelopment
    Authority, Callable 02/01/99 @ 102
    (RB) (MLO) (AMBAC)
    6.750%, 02/01/04                              1,665           1,716
Stillwater Independent School District #834,
    Callable 02/01/02 @ 100 (GO) (FGIC)
    5.200%, 02/01/03                              2,500           2,611
Stillwater Independent School District #834,
    Callable 02/01/09 @100 (MSDCEP)
    4.750%, 02/01/11                              2,140           2,189


                           30       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Vadnais Heights, Single Family
    Mortgages (RB)
    5.500%, 11/01/04                            $   790        $    831
    6.000%, 11/01/09                                455             487
Washington County Housing &
    Redevelopment Authority,
    Jail Facility (RB) (MLO)
    5.000%, 02/01/03                              2,755           2,881
Washington County Housing &
    Redevelopment Authority, Jail
    Facility, Callable 02/01/03 @ 100
    (RB) (MBIA) (MLO)
    5.400%, 02/01/08                              1,580           1,656
Washington County Housing &
    Redevelopment Authority, Jail Facility,
    Escrowed to Maturity (RB) (MLO)
    6.500%, 02/01/01                              1,000           1,063
Washington County Housing &
    Redevelopment Authority, Jail Facility,
    Pre-refunded @ 100 (RB) (MLO)
    6.800%, 02/01/04 (A)                          1,500           1,643
Washington County, Raymie Johnson
    Apartments, Series C (GO) (FGIC)
    6.000%, 01/01/10                              1,340           1,455
West St. Paul Independent School
    District #197, Capital Appreciation,
    Zero Coupon Bond (GO) (MBIA)
    0.000%, 02/01/05                              2,000           1,562
Western Minnesota Municipal Power
    Agency, Callable 01/01/03 @ 100
    (RB) (AMBAC)
    6.500%, 01/01/04                              1,980           2,128
Western Minnesota Municipal Power
    Agency, Callable 01/01/06 @ 102
    (RB) (AMBAC)
    5.500%, 01/01/11                              5,000           5,453
Western Minnesota Municipal Power Agency,
    Series A, Callable 01/01/06 @ 102
    (RB) (AMBAC)
    5.500%, 01/01/13                              2,000           2,164
Western Minnesota Municipal Power Agency,
    Series B (RB) (AMBAC)
    6.000%, 01/01/03                              1,500           1,628
Willmar Independent School District #347,
    Callable 02/01/06 @ 100 (GO) (MSDCEP)
    5.150%, 02/01/09                              1,610           1,706
Willmar Independent School District #347
    (GO) (MSDCEP)
    4.950%, 02/01/06                              1,000           1,062
Willmar Independent School District #347,
    Series C, Callable 02/01/02 @ 100
    (GO) (AMBAC)
    6.150%, 02/01/09                              1,000           1,073
                                                               ---------
                                                                317,493
                                                               ---------

PUERTO RICO - 1.7%
Puerto Rico Commonwealth Infrastructure
    Financing Authority,
    Callable 01/01/08 @ 101
    (RB) (AMBAC)
    5.000%, 07/01/28                              5,310           5,346
Puerto Rico Housing Finance Agency,
    Single Family Mortgages, Portfolio 1,
    Series B (RB) (GNMA)
    6.800%, 10/15/99                                170             173
                                                               ---------
                                                                  5,519
                                                              ---------

MINNESOTA INTERMEDIATE TAX FREE FUND (concluded)

DESCRIPTION                            PAR (000)/SHARES      VALUE (000)
------------------------------------------------------------------------
VIRGIN ISLANDS - 0.1%
Virgin Islands Special Tax,
    Callable 10/01/03 @ 100 (RB)
    7.750%, 10/01/06                            $   360        $    396
                                                               ---------
TOTAL MUNICIPAL BONDS
    (Cost $306,649)                                             323,408
                                                               ---------

MONEY MARKET FUND - 1.4%
Federated Minnesota Municipal
    Cash Trust                                4,419,380           4,419
                                                               ---------
TOTAL MONEY MARKET FUND
    (Cost $4,419)                                                 4,419
                                                               ---------
TOTAL INVESTMENTS - 100.0%
    (Cost $311,068)                                             327,827
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 0.0%                            101
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 30,969,142 outstanding shares                      300,324
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 1,004,307 outstanding shares                         9,990
Undistributed net investment income                                  26
Accumulated net realized gain on investments                        829
Net unrealized appreciation of investments                       16,759
                                                               ---------
TOTAL NET ASSETS--100.0%                                       $327,928
                                                               ---------

Net asset value, offering price, and
    redemption price per share--Class Y                        $  10.26
                                                               ---------

Net asset value and redemption
    price per share--Class A                                   $  10.29

Maximum sales charge of 3.00% (1)                                  0.32
                                                               ---------

Offering price per share--Class A                              $  10.61
                                                               ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) At September 30, 1998, the cost of securities purchased on a when issued basis was: Northern Minnesota Municipal Power Agency $964,900, and Stearns County Housing & Redevelopment Authority $1,540,000.

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Company
AMT--Alternative Minimum Tax
CGIC--Capital Guaranty Insurance Company
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
MSDCEP--Minnesota School District Credit Enhancement Program
NBM--Norwest Bank Minnesota
NN--Northwestern National
RB--Revenue Bond
VA--Veterans Administration

The accompanying notes are an integral part of the financial statements.


                           31       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


MINNESOTA TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 98.0%
MINNESOTA - 98.0%
Austin Housing & Redevelopment Authority,
    Callable 01/01/06 @ 102 (RB)
    7.250%, 01/01/26                            $   500        $    542
Big Lake Independent School District,
    Callable 02/01/07 @ 100 (GO) (MBIA)
    5.600%, 02/01/15                              1,000           1,077
Brooklyn Center Health Care Facilities,
    Callable 12/01/03 @ 102 (RB)
    7.600%, 12/01/18                                900             981
Burnsville Independent School District #191,
    Series A, Callable 02/01/06 @ 100 (GO)
    4.875%, 02/01/13                              1,450           1,473
Chaska Independent School District #112,
    Series B, Callable 02/01/06 @ 100 (GO)
    5.875%, 02/01/11                              1,965           2,194
    5.875%, 02/01/12                              2,200           2,457
    6.000%, 02/01/16                              5,525           6,214
Chicago Health Facilities,
    Callable 07/01/05 @ 102 (RB)
    7.300%, 07/01/25                                400             441
Columbia Heights Independent
    School District #013,
    Callable 02/01/07 @ 100 (GO)
    5.250%, 02/01/15                              1,000           1,047
Coon Rapids Multifamily Housing,
    Callable 02/01/02 @ 102 (RB)
    6.750%, 08/01/23                                680             720
Coon Rapids Multifamily Housing,
    Callable 12/01/03 @ 100 (RB) (FHA)
    5.625%, 12/01/09                                915             948
Coon Rapids Multifamily Housing,
    Callable 11/01/07 @ 102 (RB)
    6.250%, 05/01/18                                500             516
Coon Rapids Nursing Home Revenue (RB)
    6.000%, 05/01/03                                775             818
Dakota County Housing & Redevelopment
    Authority, Callable 09/01/99 @ 103
    (RB) (GNMA)
    8.100%, 09/01/12                                395             407
Duluth Economic Development
    Authority (COP)
    8.000%, 08/01/08                                325             393
Duluth Economic Development Authority,
    Health Care Facilities,
    Callable 11/01/02 @ 102 (RB) (AMBAC)
    6.300%, 11/01/22                                145             159
Eden Prairie Independent
    School District #272,
    Callable 02/01/08 @ 100 (GO)
    5.100%, 02/01/12                              1,150           1,212
Fairmont Housing Mortgage,
    Callable 07/01/02 @ 102 (RB)
    8.500%, 07/01/15                                900             988
Fergus Falls Health Care Facilities, Series A,
    Callable 11/01/04 @ 102 (RB)
    7.000%, 11/01/19                              1,000           1,074
Glencoe Health Care Facilities (RB)
    8.500%, 12/01/15                                575             631
Glencoe Hospital,
    Callable 08/01/04 @ 102 (RB)
    6.750%, 04/01/16                              1,100           1,160


MINNESOTA TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Hastings Housing &
    Redevelopment Authority,
    Callable 02/01/03 @ 100 (RB)
    6.500%, 02/01/14                           $  1,000       $   1,100
Hawley Independent School
    District #150, Series A,
    Callable 02/01/06 @ 100
    (GO) (FSA)
    5.750%, 02/01/14                              1,500           1,626
Hennepin County, Series A,
    Pre-refunded @ 100 (COP)
    6.650%, 11/15/01 (A)                          1,000           1,087
    6.750%, 11/15/01 (A)                            875             954
    6.800%, 11/15/01 (A)                          1,750           1,910
Hopkins, Elderly Housing, Series A,
    Callable 11/01/07 @ 102 (RB) (GNMA)
    5.600%, 11/20/17                                500             520
Hopkins Multifamily Housing,
    Callable 04/01/07 @ 102 (RB)
    6.250%, 04/01/15                                500             538
Lakeville Independent School District #194,
    Callable 02/01/09 @ 100 (GO)
    5.000%, 02/01/17                              1,000           1,018
Litchfield Health Care Facilities,
    Callable 08/01/01 @ 102 (RB)
    8.750%, 08/01/20                                500             575
Little Canada Commercial Development,
    Callable 04/01/03 @ 100 (COP)
    7.100%, 04/01/13                              1,715           1,805
Little Canada Presbyterian Homes,
    Callable 07/01/00 @ 102 (RB)
    7.000%, 07/01/07                                700             727
Maplewood Care Centers,
    Callable 10/01/04 @ 102 (RB)
    7.500%, 10/01/24                              1,000           1,103
Maplewood, Mounds Park Academy,
    Callable 09/01/03 @ 102 (RB)
    7.000%, 09/01/23                              1,500           1,617
Melrose, Pre-refunded @ 101 (COP)
    7.800%, 02/01/99 (A)                            120             121
    7.900%, 02/01/99 (A)                             75              77
    8.000%, 02/01/99 (A)                             75              77
Minneapolis, Callable 09/01/05 @ 100 (GO)
    5.200%, 03/01/13                                400             417
Minneapolis, Minnesota University,
    Callable 12/01/07 @ 100 (RB)
    5.250%, 12/01/17                              1,000           1,030
Minneapolis, Nursing Home Revenue,
    Pre-refunded @ 100 (RB)
    8.000%, 05/01/01 (A)                            250             276
Minneapolis, Refunding Housing Project,
    Callable 10/01/11 @ 102 (RB) (FHA)
    7.050%, 10/01/22                                750             812
Minneapolis, Seward Towers Project,
    Callable 12//00 @ 102 (RB) (GNMA)
    7.375%, 12/20/30                              1,370           1,446
Minneapolis, Trinity Housing Project,
    Callable 02/01/01 @ 102 (RB)
    7.875%, 02/01/06                                185             195
    8.250%, 02/01/18                              2,625           2,739
Minneapolis & St. Paul Housing &
    Redevelopment Authority,
    Series A (RB) (FSA)
    5.600%, 08/15/12                                250             271


                           32       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Minneapolis Sports Arena,
    Callable 04/01/08 @ 100 (GO)
    5.100%, 04/01/13                            $   500         $   523
    5.100%, 10/01/13                                250             261
    5.125%, 10/01/20                              1,000           1,019
Minnesota State Agricultural &
    Economic Development Board,
    Fairview Hospital Project,
    Callable 11/15/07 @ 102
    (RB) (MBIA)
    5.500%, 11/15/11                                500             545
Minnesota State Agricultural & Economic
    Development Board, Fairview
    Hospital Project, Series A,
    Callable 11/15/07 @ 102
    (RB) (MBIA)
    5.500%, 11/15/17                              1,000           1,080
Minnesota State Higher Education
    Facilities Authority, Augsburg
    College, Series 4-F1,
    Callable 05/01/06 @ 102 (RB)
    6.250%, 05/01/23                              1,500           1,639
Minnesota State Higher Education
    Facilities Authority,
    Callable 03/01/04 @ 100 (RB)
    6.375%, 03/01/20                                500             549
Minnesota State Higher Education Facilities
    Authority, Carleton College,
    Callable 05/01/06 @ 100 (RB)
    5.750%, 11/01/12                              1,050           1,143
Minnesota State Higher Education Facilities
    Authority, Carleton College,
    Callable 11/01/07 @ 100 (RB)
    5.250%, 11/01/11                                500             533
    5.400%, 11/01/15                              1,500           1,593
Minnesota State Higher Education
    Facilities Authority, St. Benedict
    College, Series 3-W,
    Callable 03/01/04 @ 100 (RB)
    6.200%, 03/01/14                                900             983
Minnesota State Higher Education
    Facilities Authority, University of
    St. Thomas, Series 4-A1,
    Callable 10/01/06 @ 100 (RB)
    5.625%, 10/01/16                              1,500           1,599
    5.625%, 10/01/21                                500             528
Minnesota State Higher Education
    Facilities Authority, University of
    St. Thomas, Series 4-M,
    Callable 04/01/07 @ 100 (RB)
    5.375%, 04/01/12                                500             524
    5.350%, 04/01/17                                500             518
Minnesota State Higher Education
    Facilities Authority, Vermilion
    Community College,
    Callable 01/01/04 @ 102 (RB)
    6.000%, 01/01/13                                825             889
Minnesota State Housing Development
    Service, Callable 02/01/02 @ 102 (RB)
    7.050%, 08/01/27                                500             538
Minnesota State Improvements,
    Callable 11/01/06 @ 100 (GO)
    5.250%, 11/01/13                              1,500           1,582


MINNESOTA TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Minnesota State Public
    Facilities Authority,
    Water Pollution Control,
    Callable 03/01/08 @ 100 (RB)
    4.750%, 03/01/18                           $  1,000        $    995
Minnesota State, Single Family
    Mortgage Service,
    Callable 07/01/00 @ 102
    (RB) (FHA)
    7.650%, 07/01/08                                285             285
Minnesota State,
    St. John's University Project,
    Callable 10/01/07 @ 100 (RB)
    5.350%, 10/01/17                              1,000           1,038
Minnetonka, Cedar Hills East Project,
    Callable 12/01/99 @ 103 (RB)
    7.500%, 12/01/27                                500             522
Monticello, Big Lake Community Hospital,
    Callable 12/01/09 @ 100 (RB)
    5.750%, 12/01/19                              1,000           1,021
Moorehead, Series A,
    Pre-refunded @ 100 (RB)
    7.750%, 12/01/01 (A)                          1,165           1,303
New Prague Queen of Peace
    Hospital Project,
    Callable 12/01/06 @ 100 (RB)
    6.500%, 06/01/12                                500             528
North Beach Independent
    School District #138,
    Callable 02/01/05 @ 100 (GO)
    5.600%, 02/01/13                              1,500           1,601
North St. Paul Independent
    School District #622,
    Callable 05/01/06 @ 100 (GO)
    5.850%, 05/01/17                                500             537
Northern Itasca Hospital District
    Health Facilities (RB)
    7.500%, 07/01/03                                 50              52
    7.750%, 07/01/05                                 70              73
    7.750%, 07/01/06                                 75              79
    7.800%, 07/01/07                                 85              89
    7.900%, 07/01/08                                 90              94
    8.000%, 07/01/09                                100             105
    8.000%, 07/01/10                                105             110
    8.000%, 07/01/11                                255             268
Northfield Hospital Revenue, Series C,
    Callable 12/01/01 @ 100 (RB)
    7.000%, 12/01/05                                185             196
    7.000%, 12/01/06                                370             392
    7.000%, 12/01/07                                405             429
    7.000%, 12/01/08                                730             773
Olmsted County, Hiawatha Homes Project,
    Callable 07/01/03 @ 102 (RB)
    6.500%, 07/01/16                                205             216
Osseo Independent School District #279,
    Series A, Callable 02/01/03 @ 103 (GO)
    8.250%, 02/01/14 (C)                          3,195           3,582
Plymouth, Mission Farms
    Nursing Home Project,
    Callable 08/01/04 @ 102 (RB)
    7.500%, 08/01/14                              1,000           1,102
    7.500%, 08/01/24                                100             110
Red Wing River Region, Group B,
    Callable 09/01/03 @ 102 (RB)
    6.400%, 09/01/12                              1,000           1,078


                           33       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


MINNESOTA TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Rochester Independent
    School District #535,
    Callable 02/01/06 @ 100 (GO)
    5.250%, 02/01/14                           $  1,000        $  1,044
Rochester, Mayo Foundation, Series A,
    Callable 05/15/08 @ 101 (RB)
    5.500%, 11/15/27                              3,000           3,170
Roseau Area Hospital District,
    Callable 10/01/01 @ 100 (RB)
    7.200%, 10/01/11                                230             243
    7.200%, 10/01/12                                250             264
    7.200%, 10/01/13                                250             264
Roseville, Pre-refunded @ 102 (RB)
    7.125%, 10/01/03 (A)                          2,000           2,315
Rushford, Good Sheperd Lutheran Home,
    Callable 11/01/98 @ 100 (RB)
    9.000%, 11/01/06                                200             201
Shakopee Commercial Development (RB)
    6.250%, 12/01/98                                 15              15
    6.500%, 06/01/99                                 10              10
    6.500%, 12/01/99                                 15              15
    6.750%, 06/01/00                                 10              10
    6.750%, 12/01/00                                 15              16
    7.000%, 06/01/01                                 15              16
    7.000%, 12/01/01                                 15              16
    7.500%, 12/01/07                                 25              26
Shakopee Commercial Development,
    Callable 12/01/00 @ 101 (RB)
    7.250%, 06/01/02                                 15              16
    7.250%, 12/01/02                                 15              16
    7.350%, 06/01/03                                 15              16
    7.350%, 12/01/03                                 15              16
    7.350%, 06/01/04                                 15              16
    7.350%, 12/01/04                                 20              21
    7.500%, 06/01/05                                 15              16
    7.500%, 12/01/05                                 20              21
    7.500%, 06/01/06                                 20              21
    7.500%, 12/01/06                                 20              21
    7.500%, 06/01/07                                 20              21
    7.500%, 06/01/08                                 20              21
    7.500%, 12/01/08                                 25              26
Shakopee Independent School District #7,
    Callable 02/01/08 @ 100 (GO)
    4.625%, 02/01/15                              1,920           1,900
    4.625%, 02/01/16                              2,250           2,219
South St. Paul Housing & Redevelopment
    Authority, Healtheast Project,
    Callable 11/01/04 @ 102 (RB)
    6.750%, 11/01/09                              2,000           2,194
South Washington County Independent
    School District #833,
    Callable 06/01/05 @ 100 (GO)
    5.850%, 06/01/15                                500             536
South Washington County Independent
    School District #833,
    Callable 12/01/06 @ 100 (COP)
    5.250%, 12/01/14                                500             517
Southern Minnesota
    Municipal Power Agency,
    Callable 01/01/03 @ 102
    (RB) (MBIA)
    5.000%, 01/01/12                              1,000           1,024
    5.750%, 01/01/18                                850             925


MINNESOTA TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Springfield Health Care,
    St. John Lutheran Project,
    Callable 11/01/99 @ 103 (RB)
    8.500%, 11/01/19                            $   250         $   265
St. Anthony Housing Development
    Authority, Callable 05/20/06 @ 102
    (RB) (GNMA) (FHA)
    6.250%, 11/20/25                              1,500           1,604
St. Cloud Hospital Facilities Revenue,
    Callable 07/01/06 @ 101
    (RB) (AMBAC)
    5.000%, 07/01/12                              1,000           1,035
    5.000%, 07/01/15                              3,000           3,063
St. Cloud Housing & Redevelopment
    Authority, Pre-refunded @ 102 (RB)
    7.500%, 12/01/00 (A)                            500             548
St. Cloud, Series A,
    Callable 02/01/02 @ 100 (RB)
    8.550%, 12/01/98 (C)                          5,200           5,915
St. Louis Park Mortgage Loans,
    Callable 12/01/05 @ 102 (RB) (FHA)
    6.250%, 12/01/28                                500             538
St. Paul Housing & Redevelopment
    Authority, Como Lake Project,
    Series B (RB) (FHA)
    7.500%, 03/01/26 (B)                          1,500           1,485
St. Paul Independent School District #625,
    Callable 02/01/05 @ 100 (COP)
    5.250%, 02/01/15                              1,000           1,034
St. Paul Metropolitan Council,
    Callable 06/01/05 @ 100 (GO)
    5.600%, 06/01/15                              1,000           1,065
Wayzata Independent School District #284,
    Callable 02/01/05 @ 100 (GO)
    6.000%, 02/01/16                              2,000           2,214
Wayzata Independent School District #284,
    Callable 02/01/05 @ 100 (GO) (FSA)
    5.950%, 02/01/13                              1,000           1,087
Wayzata Independent
    School District, Series A,
    Callable 02/01/07 @ 100 (GO)
    5.500%, 02/01/17                              1,000           1,052
Western Minnesota
    Municipal Power Agency,
    Callable 07/30/99 @ 100
    (RB) (MBIA)
    9.750%, 01/01/16                                410             638
Western Minnesota
    Municipal Power Agency,
    Callable 01/01/06 @ 102
    (RB) (AMBAC)
    5.400%, 01/01/09                              1,000           1,090
    5.500%, 01/01/12                              1,000           1,086
White Bear Lake Care Center,
    Callable 11/01/03 @ 102 (RB)
    8.250%, 11/01/12                              1,000           1,126
White Bear Lake, Lake Square Hosing,
    Series A, Callable 02/01/07 @ 102
    (RB) (FHA)
    6.000%, 08/01/20                              1,020           1,089


                           34       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

MINNESOTA TAX FREE FUND (concluded)

DESCRIPTION                            PAR (000)/SHARES      VALUE (000)
------------------------------------------------------------------------
Worthington, Series A,
    Callable 12/01/02 @ 100 (RB)
    6.500%, 12/01/10                            $   380         $   397
    6.500%, 12/01/11                                410             427
    6.500%, 12/01/12                                440             458
                                                               ---------
                                                                124,521
                                                               ---------
TOTAL MUNICIPAL BONDS
    (Cost $114,399)                                             124,521
                                                               ---------

MONEY MARKET FUND - 0.5%
Federated Minnesota
    Municipal Cash Trust                        611,592             612
                                                               ---------
TOTAL MONEY MARKET FUND
    (Cost $612)                                                     612
                                                               ---------
TOTAL INVESTMENTS - 98.5%
    (Cost $115,011)                                             125,133
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 1.5%                          1,959
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 712,462 outstanding shares                           7,947
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 10,381,812 outstanding shares                      108,137
Undistributed net investment income                                 211
Accumulated net realized gain on investments                        675
Net unrealized appreciation of investments                       10,122
                                                               ---------
TOTAL NET ASSETS--100.0%                                       $127,092
                                                               ---------
Net asset value, offering price, and
    redemption price per share--Class Y                        $  11.45
                                                               ---------
Net asset value and redemption price
    per share--Class A                                         $  11.46
Maximum sales charge of 3.00% (1)                                  0.35
                                                               ---------
Offering price per share--Class A                              $  11.81
                                                               ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indi cated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) Security currently in partial default and is only 93.5% guaranteed. The effective interest rate is 7.013%.

(C) Inverse Floating Rate Security--security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate paid on a related floating rate security. The interest rate shown is the rate in effect as of September 30, 1998.

AMBAC--American Municipal Bond Assurance Company
COP--Certificate of Participation
FHA--Federal Housing Authority
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond

The accompanying notes are an integral part of the financial statements.


OREGON INTERMEDIATE TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 98.3%
OREGON - 97.5%
Baker County Pollution Control Revenue,
    Callable 01/01/99 @ 101 (RB) (SBA)
    5.850%, 07/01/01                           $    300        $    304
    5.950%, 07/01/02                                315             319
    6.050%, 07/01/03                                335             340
Baker County Pollution Control Revenue,
    Callable 04/01/99 @ 102 (RB)
    5.750%, 07/01/00                                285             289
Bear Creek Valley Sanitation Authority,
    Callable 04/01/99 @ 100 (GO)
    7.000%, 10/01/98                                330             330
    7.200%, 10/01/00                                215             219
Beaverton (GO)
    5.750%, 04/01/01                                860             903
Beaverton Limited Tax, Series B,
    Callable 04/01/02 @ 100 (GO)
    5.000%, 04/01/03                                900             937
Beaverton Water Revenue (RB) (FSA)
    6.125%, 06/01/14                              1,000           1,109
Chemeketa Community College,
    Pre-refunded @ 100 (GO) (FGIC)
    5.650%, 06/01/06 (A)                          1,000           1,112
Clackamas & Washington Counties,
    School District #3,
    Callable 10/01/02 @ 101 (GO)
    5.650%, 10/01/05                                235             252
Clackamas & Washington Counties,
    School District #3,
    Callable 06/01/07 @ 100 (GO) (FGIC)
    5.000%, 06/01/15                              1,000           1,028
Clackamas & Washington Counties,
    School District #3,
    Pre-refunded @ 100 (GO)
    5.600%, 08/01/02 (A)                          1,000           1,066
Clackamas County Health Facilities
    Authority, Series A,
    Callable 03/01/02 @ 102
    (RB) (MBIA)
    5.900%, 03/01/03                                885             961
Clackamas County Hospital Revenue,
    Sisters Providence, Series A,
    Callable 04/01/02 @ 102 (RB)
    6.200%, 10/01/02                                680             740
Clackamas County School District #7 (GO)
    6.600%, 06/15/99                                500             512
    5.200%, 06/15/04                                600             643
Clackamas County School District #12,
    Callable 06/01/03 @ 101 (GO)
    4.650%, 06/01/04                                750             779
    4.650%, 06/01/05                              1,025           1,066
Clackamas County Service District #1,
    Callable 04/01/99 @ 100 (GO)
    6.600%, 10/01/99                                370             375
Clackamas County Service District #1,
    Sewer Revenue,
    Callable 10/01/06 @ 100 (RB)
    6.200%, 10/01/09                                700             789
Columbia River Peoples Utility District,
    Callable 06/01/06 @ 100
    (GO) (AMBAC)
    4.375%, 06/01/07                              1,245           1,278


                           35       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


OREGON INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Deschutes & Jefferson Counties,
    School District #2 Redmond,
    Callable 06/01/03 @ 100
    (GO) (MBIA)
    5.400%, 06/01/05                           $  1,000        $  1,065
Deschutes County,
    Callable 12/01/06 @ 100
    (GO) (MBIA)
    5.250%, 12/01/09                              1,000           1,078
Douglas County Hospital
    Facilities Authority,
    Catholic Health,
    Series B, (RB) (MBIA)
    5.500%, 11/15/04                                505             550
Emerald Peoples Utility
    District (RB) (FGIC)
    7.200%, 11/01/02                              1,235           1,395
Emerald Peoples Utility District,
    Series B, Escrowed To Maturity
    (RB) (AMBAC)
    7.000%, 11/01/99                                630             654
Eugene Electric Utility Revenue,
    Callable 08/01/07 @ 100 (RB) (FSA)
    5.000%, 08/01/11                              1,305           1,369
Eugene Electric Utility Revenue,
    Callable 08/01/08 @ 100 (RB) (FSA)
    4.800%, 08/01/13                              1,190           1,212
Eugene Electric Utility Revenue,
    Continuously Callable @ 100 (RB)
    6.650%, 09/01/00                              1,200           1,203
Eugene Public Safety Facilities,
    Callable 06/01/06 @ 100 (GO) (FGIC)
    5.700%, 06/01/16                              1,295           1,400
Grants Pass, Callable 06/01/99 @ 100
    (GO) (AMBAC)
    5.850%, 06/01/00                              1,000           1,004
Gresham Sewer Revenue (RB)
    4.950%, 06/01/02                                615             639
Gresham Sewer Revenue,
    Callable 06/01/02 @ 102 (RB)
    5.250%, 06/01/05                                500             531
Jackson County School District #549-C
    (GO) (FSA)
    6.000%, 06/01/05                              1,125           1,265
Josephine County School District #7
    (GO) (FGIC)
    5.750%, 06/01/06                              1,525           1,708
Lane County Community College (GO)
    5.000%, 06/01/01                              1,000           1,035
Lane County Metropolitan Waste &
    Water Service (GO)
    5.100%, 09/01/00                                660             678
Lincoln City, Callable 01/01/99 @ 100
    (GO) (AMBAC)
    5.750%, 07/01/01                                500             503
Lincoln City, Series A,
    Callable 02/01/99 @ 100
    (GO) (AMBAC)
    5.000%, 02/01/03                                305             306
Lincoln City School District (GO) (FGIC)
    5.500%, 06/15/04                              2,095           2,277
    6.000%, 06/15/06                              1,055           1,200


OREGON INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Marion & Polk Counties,
    School District #24-J,
    Pre-refunded @ 100 (GO)
    5.600%, 10/01/02 (A)                        $   635         $   679
    5.700%, 10/01/02 (A)                            660             708
    5.800%, 10/01/02 (A)                            715             770
Marion County Office Building Facility,
     Callable 11/01/98 @ 100.5
     (COP) (MLO)
   10.000%, 05/01/05                                365             368
Marion County School District #7-J,
    Callable 06/01/04 @ 101 (GO) (FSA)
    5.600%, 06/01/06                                860             940
Marion County Solid Waste &
    Electric Revenue, Ogden Martin
    System Project (RB) (AMBAC)
    5.100%, 10/01/02                              1,000           1,049
    5.500%, 10/01/06                              1,400           1,545
Medford Hospital Facilities Authority,
    Escrowed to Maturity (RB) (MBIA)
    6.300%, 12/01/99                                400             413
Medford Hospital Facilities Authority,
    Pre-refunded @ 102 (RB) (MBIA)
    6.600%, 12/01/00 (A)                            300             324
Medford Hospital Facilities Revenue,
    Asante Health Systems,
    Callable 08/15/09 @ 100 (RB) (MBIA)
    5.250%, 08/15/11                              1,000           1,065
    5.375%, 08/15/12                              1,000           1,074
Metropolitan Open Spaces Program,
    Series A, Callable 09/01/03 @ 102 (GO)
    5.000%, 09/01/04                              1,275           1,356
Metropolitan Open Spaces Program,
    Series C, Callable 09/01/03 @ 102 (GO)
    5.250%, 09/01/13                              1,000           1,046
Metropolitan Service District,
    Oregon Convention Center,
    Callable 01/01/00 @ 102 (GO)
    6.000%, 07/01/02                              1,300           1,361
Metropolitan Service District,
    Oregon Convention Center, Series A,
    Callable 01/01/00 @ 102 (GO)
    5.750%, 07/01/00                              1,100           1,141
    6.250%, 01/01/13                                500             526
Metropolitan Service District,
    Waste Disposal (RB)
    6.850%, 07/01/99                                540             554
Metropolitan Service District,
    Waste Disposal,
    Continuously Callable (RB)
    6.950%, 01/01/00                                935             973
Metropolitan, Washington Park Zoo,
    Series A (GO)
    5.000%, 01/15/02                              1,040           1,081
    5.000%, 01/15/03                              1,095           1,149
    6.000%, 01/15/05                              1,215           1,359
Metropolitan, Washington
    Park Zoo, Series A,
    Callable 01/15/07 @ 100 (GO)
    5.250%, 01/15/10                              1,000           1,074
Morrow County (GO) (MBIA)
    5.500%, 06/01/04                                795             864
    5.500%, 06/01/05                                835             915
Multnomah County,
    Callable 08/01/08 @ 101 (COP)
    4.750%, 08/01/11                              2,200           2,264


                           36       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Multnomah County Health
    Facilities Lease, Series A,
    Callable 07/01/03 @ 101
    (COP) (MLO)
    5.100%, 07/01/04                            $   925         $   984
Multnomah County Juvenile Justice
    Project, Series A, Pre-refunded @ 101
    (COP) (MLO)
    5.700%, 08/01/03 (A)                            675             728
Multnomah County School District #1 (GO)
    4.500%, 06/01/01                              1,000           1,022
    4.250%, 06/01/03                              1,000           1,022
Multnomah County School District #1,
    Callable 12/15/98 @ 100 (GO)
    6.300%, 12/15/99                              1,025           1,031
    6.500%, 12/15/00                              1,470           1,479
    6.700%, 12/15/02                                500             503
    6.750%, 12/15/03                              1,165           1,173
Multnomah County School District #3,
    Callable 12/01/05 @ 100 (GO) (FGIC)
    5.600%, 12/01/07                                780             859
Multnomah County School District #4 (GO)
    5.500%, 01/01/02                                910             959
    5.250%, 06/01/04                              1,000           1,073
Multnomah County School District #4,
    Callable 01/01/02 @ 100 (GO)
    5.800%, 01/01/04                              1,400           1,487
Multnomah County School District #7
    (GO) (AMBAC)
    5.875%, 06/01/02                              1,000           1,074
    5.500%, 06/01/06                              1,000           1,104
Multnomah County, University of
    Portland Educational Facilities,
    Callable 04/01/07 @ 102
    (RB) (AMBAC)
    5.750%, 04/01/10                              2,245           2,534
Northern Wasco County Hydroelectric
    Utility, McNary Dam Fishway Project,
    Callable 12/01/03 @ 102 (RB)
    4.750%, 12/01/06                                470             493
Oregon State (GO)
    6.000%, 08/01/02                              2,100           2,272
    6.000%, 02/01/03                              1,000           1,090
Oregon State Administrative Services,
    Callable 11/01/05 @ 101
    (COP) (MLO) (MBIA)
    5.000%, 11/01/06                              1,350           1,446
Oregon State Alternative Energy, Private Act,
    Callable 07/01/04 @ 100 (GO)
    5.300%, 07/01/05                                900             967
Oregon State Board of Higher Education,
    Series B, Callable 10/15/02 @ 100 (GO)
    6.250%, 10/15/12                              1,375           1,495
Oregon State Department of
    Administrative Services,
    Callable 11/01/07 @ 101
    (COP) (AMBAC)
    5.000%, 11/01/11                                840             882
Oregon State Department of Administrative
    Services, Series C (COP) (MLO) (MBIA)
    4.800%, 05/01/02                              1,145           1,185


OREGON INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Oregon State Department of
    Administrative Services,
    Series C, Callable 05/01/06 @ 101
    (COP) (MLO) (MBIA)
    5.750%, 05/01/07                           $  1,635        $  1,830
Oregon State Department of
    General Services, Series F,
    Escrowed to Maturity
    (COP) (MLO) (AMBAC)
    6.800%, 09/01/99                              1,000           1,031
Oregon State Department of
    Transportation, Regional Light
    Rail Fund, Callable 06/01/04 @ 102
    (RB) (MBIA)
    6.000%, 06/01/05                              2,000           2,246
Oregon State Economic
    Development Department,
    Callable 01/01/02 @ 102 (RB)
    4.850%, 01/01/04                                555             582
Oregon State Economic
    Development Department,
    Series A, Callable 01/01/06 @ 102
    (RB) (MBIA)
    5.000%, 01/01/11                                500             525
Oregon State Equipment Finance Program,
    Series I (COP) (MLO) (MBIA)
    5.050%, 11/01/99                                735             748
Oregon State Fair & Exposition Center,
    Callable 10/01/01 @ 103 (RB)
    5.400%, 10/01/06                              1,010           1,073
Oregon State Health, Housing,
    Educational, & Cultural Facilities,
    George Fox University, Series A,
    Callable 03/01/07 @ 102 (RB)
    5.400%, 03/01/09                                395             430
    5.450%, 03/01/10                                415             451
Oregon State Health, Housing,
    Educational, & Cultural Facilities,
    Lewis & Clark College (RB) (MBIA)
    5.250%, 10/01/02                                550             581
    5.300%, 10/01/03                                630             674
Oregon State Health, Housing,
    Educational, & Cultural Facilities,
    Reed College, Series A,
    Callable 07/01/06 @ 102 (RB)
    5.375%, 07/01/15                              2,000           2,092
Oregon State Health Sciences,
    Zero Coupon Bond (RB) (MBIA)
    0.000%, 07/01/21                             12,065           4,017
Oregon State Housing &
    Community Services,
    Callable 07/01/03 @ 102 (RB)
    5.750%, 07/01/12                              1,500           1,559
Oregon State Housing & Community
    Services, Series A,
    Callable 07/01/04 @ 102 (RB)
    6.400%, 07/01/18                              1,280           1,374
Oregon State Housing & Community
    Services, Single Family Mortgages,
    Series A, Callable 07/01/03 @ 102 (RB)
    4.900%, 07/01/05                              1,075           1,109


                           37       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


OREGON INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Oregon State Housing & Community
    Services, Single Family
    Mortgages, Series A,
    Callable 07/01/06 @ 102 (RB)
    6.000%, 07/01/16                           $  1,200        $  1,295
Oregon State Housing & Community
    Services, Single Family
    Mortgages, Series B,
    Callable 07/01/03 @ 102 (RB)
    5.100%, 07/01/07                                465             480
Oregon State Pollution Control,
    Callable 11/01/07 @ 100 (GO)
    4.875%, 11/01/11                                455             473
Oregon State Pollution Control, Series C,
    Callable 06/01/03 @ 100 (GO)
    5.625%, 06/01/13                                870             904
Polk, Marion & Benton Counties, School
    District #13-J (GO) (FGIC)
    5.500%, 12/01/03                                955           1,033
Polk, Marion & Benton Counties,
    School District #13-J,
    Callable 12/01/04 @ 101
    (GO) (FGIC)
    5.500%, 12/01/05                                570             625
Port Morrow Pollution Control,
    Pre-refunded @ 100 (RB)
    6.375%, 04/01/08 (A)                          1,050           1,141
Port of St. Helens Pollution Control
    Authority, Portland General Electric,
    Series A (RB)
    4.800%, 04/01/10                              2,500           2,561
Port Portland International Airport,
    Series 7A (RB) (MBIA)
    6.125%, 07/01/00                                800             834
    6.200%, 07/01/01                                500             533
Port Portland International Airport,
    Series 7A, Callable 07/01/01 @ 101
    (RB) (MBIA)
    6.500%, 07/01/04                                500             539
Port Portland International Airport,
    Series 9A, Callable 07/01/01 @ 102
    (RB) (FGIC)
    5.400%, 07/01/04                              1,775           1,880
Port Portland, Series A (GO)
    4.500%, 03/01/06                              1,000           1,037
Port Portland Unlimited Tax, Series A (GO)
    4.300%, 03/01/03                              1,005           1,028
Portland, Pre-refunded @ 102 (GO)
    6.600%, 10/01/98 (A)                            565             576
Portland, Series C,
    Callable 12/01/98 @ 100 (GO)
    5.500%, 12/01/00                                250             251
Portland Community College District,
    Callable 07/01/07 @ 101
    (GO) (AMBAC)
    5.500%, 07/01/10                              2,850           3,152
Portland Community College District,
    Series A, Pre-refunded @ 100 (GO)
    6.000%, 07/01/02 (A)                          1,500           1,619
Portland Housing Authority,
    Callable 01/01/09 @ 100 (RB)
    5.000%, 01/01/19                              2,000           1,987
    5.100%, 01/01/27                              1,000           1,005


OREGON INTERMEDIATE TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Portland Housing Authority,
    Riverwood Project,
    Pre-refunded @ 100 (RB)
    6.000%, 01/01/06 (A)                       $  1,170        $  1,316
Portland Sewer Systems Revenue,
    Callable 06/01/07 @ 100
    (RB) (FGIC)
    5.000%, 06/01/09                              2,250           2,390
Portland Sewer Systems Revenue,
    Pre-refunded @ 101 (RB)
    6.150%, 06/01/04 (A)                          1,000           1,125
Portland Sewer Systems Revenue,
    Series A (RB)
    5.550%, 06/01/04                              1,085           1,178
Portland Sewer Systems Revenue,
    Series B, Callable 04/01/02 @ 102 (RB)
    5.500%, 04/01/04                                600             644
Portland Sewer Systems,
    Callable 06/01/07 @ 100 (RB) (FGIC)
    5.000%, 06/01/08                              2,000           2,136
    5.000%, 06/01/15                              2,000           2,055
Salem (GO)
    6.750%, 11/01/98                                600             602
Salem, Series A,
    Callable 01/01/01 @ 101 (GO)
    5.600%, 01/01/03                              1,410           1,477
Salem Education Facilities,
    Willamette University (RB)
    5.500%, 04/01/04                                500             542
Salem Education Facilities,
    Willamette University,
    Callable 04/01/04 @ 101 (RB)
    5.700%, 04/01/05                                500             549
Salem-Keizer School District #24-J,
    Callable 06/01/08 @ 100 (GO) (FSA)
    5.100%, 06/01/12                              2,000           2,110
Salem Water & Sewer,
    Callable 06/01/06 @ 100
    (RB) (MBIA)
    5.500%, 06/01/11                              1,000           1,084
Salem Water & Sewer Revenue
    (RB) (MBIA)
    6.000%, 06/01/06                              1,135           1,291
Tri-County Metropolitan Transportation
    District, Series A,
    Callable 07/01/02 @ 101 (GO)
    5.600%, 07/01/03                              2,000           2,146
    5.700%, 07/01/04                              1,450           1,559
    5.800%, 07/01/05                              1,310           1,410
Tri-County Metropolitan
    Transportation District, Series A,
    Callable 08/01/02 @ 101 (RB)
    5.450%, 08/01/04                              1,000           1,064
Tri-County Service District (GO)
    5.000%, 09/01/02                              1,570           1,629
Tualatin Hills, Ore Park & Recreational
    District (GO) (FGIC)
    5.750%, 03/01/13                                870             987
Tualatin Valley Water District,
    Water Revenue,
    Callable 06/01/08 @ 100
    (RB) (FSA)
    5.000%, 06/01/12                              1,000           1,045


                           38       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Tualatin Valley Water District,
    Wolf Creek, Series A,
    Callable 12/01/03 @ 100 (RB)
    4.700%, 12/01/04                           $  1,140        $  1,188
Umatilla County School District
    (GO) (FSA)
    4.450%, 12/01/12                              1,075           1,091
Washington & Clackamas Counties,
    School District #23-J (GO) (FGIC)
    5.750%, 06/01/06                              1,055           1,182
Washington County (GO)
    5.850%, 12/01/01                                685             730
Washington County Criminal Justice
    Facilities, Pre-refunded @ 100 (GO)
    5.625%, 12/01/04 (A)                            850             931
    6.000%, 12/01/04 (A)                          1,000           1,116
Washington County
    School District #1-J (GO)
    5.000%, 11/01/13                              1,375           1,454
    5.000%, 11/01/14                              1,000           1,051
Washington County School District #3
    (GO) (MBIA)
    5.750%, 11/01/04                                800             884
Washington County School District #15,
    Pre-refunded @ 101 (GO) (FGIC)
    5.800%, 12/01/04 (A)                            575             637
Washington County School
    District #48-J (GO)
    5.900%, 09/01/01                              1,065           1,132
Washington County School District #48-J,
    Series B,
    Callable 06/01/00 @ 100 (GO)
    5.700%, 06/01/02                                780             805
Washington County
    School District #88-J,
    Callable 06/01/05 @ 100
    (GO) (FSA)
    5.700%, 06/01/06                              1,000           1,104
Washington County Unified
    Sewerage Agency
    (RB) (FGIC)
    5.750%, 10/01/08                              1,000           1,139
Washington County Unified
    Sewerage Agency,
    Callable 10/01/06 @ 101
    (RB) (FGIC)
    5.200%, 10/01/09                              1,300           1,404
Washington County Unified
    Sewerage Agency,
    Series 1 (RB) (AMBAC)
    5.700%, 10/01/04                              1,250           1,376
Washington County Unified
    Sewerage Agency,
    Series 1, Pre-refunded @ 100
    (RB) (AMBAC)
    5.800%, 10/01/04 (A)                          2,000           2,208
Wilsonville (GO)
    6.900%, 01/01/99                                175             177
Wilsonville, Callable 01/01/99 @ 100 (GO)
    7.000%, 01/01/00                                190             192
    7.100%, 01/01/01                                200             202
    7.200%, 01/01/02                                215             217
    7.300%, 01/01/03                                235             237
Wilsonville, Callable 06/01/08 @ 100 (GO)
    5.000%, 12/01/10                              1,325           1,378


OREGON INTERMEDIATE TAX FREE FUND (concluded)

DESCRIPTION                            PAR (000)/SHARES      VALUE (000)
------------------------------------------------------------------------
Yamhill County School District #29-J,
    Callable 06/01/04 @ 101 (GO) (FSA)
    5.600%, 06/01/06                            $   630         $   688
Yamhill County School District #40
    (GO) (FGIC)
    6.000%, 06/01/08                                600             690
                                                               ---------
                                                                182,710
                                                               ---------

PUERTO RICO - 0.8%
Commonwealth of Puerto Rico (GO) (MBIA)
    6.250%, 07/01/08                              1,250           1,472
                                                               ---------
TOTAL MUNICIPAL BONDS
    (Cost $174,958)                                             184,182
                                                               ---------

RELATED PARTY MONEY MARKET FUND - 0.8%
First American Tax Free
    Obligations Fund (B)                      1,432,861           1,433
                                                               ---------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $1,433)                                                 1,433
                                                               ---------
TOTAL INVESTMENTS - 99.1%
    (Cost $176,391)                                             185,615
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 0.9%                          1,768
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 18,304,165 outstanding shares                      177,676
Undistributed net investment income                                   3
Accumulated net realized gain on investments                        480
Net unrealized appreciation of investments                        9,224
                                                               ---------
TOTAL NET ASSETS--100.0%                                       $187,383
                                                               ---------
Net asset value, offering price, and
   redemption price per share--Class Y                         $  10.24
                                                               ---------

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MLO--Municipal Lease Obligation
RB--Revenue Bond
SBA--Small Business Administration

The accompanying notes are an integral part of the financial statements.


                           39       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


TAX FREE FUND

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
MUNICIPAL BONDS - 96.9%
ALASKA - 2.6%
Alaska State Housing Finance Authority,
    Series A, Callable 06/01/07 @ 102
    (RB) (MBIA)
    5.900%, 12/01/19                           $  1,000        $  1,063
                                                               ---------

COLORADO - 2.9%
Montrose County Health Care,
    Callable 11/01/02 @ 102 (RB)
    8.250%, 11/01/19                              1,000           1,181
                                                               ---------

FLORIDA - 0.8%
Clay County Development
    Authority, Cargill Project,
    Callable 03/01/02 @ 102 (GO)
    6.400%, 03/01/11                                300             326
                                                               ---------

ILLINOIS - 13.7%
Illinois State Development Finance
    Authority, Pollution Control, Series A,
    Callable 07/01/06 @ 102 (RB)
    7.375%, 07/01/21                                500             582
Illinois State Education Facilities
    Authority, Augustana College,
    Callable 10/01/07 @ 100 (RB) (CLE)
    5.875%, 10/01/17                                500             538
Illinois State Health Facilities
    Authority, Series A,
    Callable 06/01/02 @ 104 (MBIA)
    9.517%, 06/19/15 (C)                          1,000           1,208
Illinois State Toll Highway Authority,
    Series A (RB)
    6.300%, 01/01/12                              1,000           1,164
Illinois State University Improvements,
    Callable 02/01/02 @ 100 (COP)
    7.550%, 02/01/16                                110             121
    7.600%, 02/01/17                                115             126
    7.700%, 02/01/20                                100             110
    7.700%, 02/01/22                                100             109
Rock Island, Friendship Manor Project (RB)
    7.000%, 06/01/06                              1,100           1,185
Rock Island, Friendship Manor Project,
    Callable 06/01/03 @ 102 (RB)
    7.200%, 06/01/13                                400             430
                                                               ---------
                                                                  5,573
                                                               ---------

INDIANA - 10.7%
Hammond Multi School Building
    First Mortgage, Series B,
    Callable 07/15/03 @ 102 (RB)
    6.000%, 01/15/13                              1,000           1,138
Indiana State Municipal Power Agency,
    Power Supply (RB) (MBIA)
    6.000%, 01/01/11                              1,000           1,154
Indiana State Municipal Power Agency,
    Power Supply, Series B (RB) (MBIA)
    6.000%, 01/01/12                              1,000           1,156


TAX FREE FUND (continued)

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
Lake County Redevelopment Authority
    (RB) (MBIA)
    6.500%, 02/01/16                            $   800         $   906
                                                               ---------
                                                                  4,354
                                                               ---------

MICHIGAN - 5.2%
Detroit Tax Increment, Series A,
    Callable 05/01/07 @ 101.5
    5.375%, 05/01/18                              1,500           1,561
Lakeview Community Schools (GO) (FGIC)
    5.750%, 05/01/16                                500             545
                                                               ---------
                                                                  2,106
                                                               ---------

MINNESOTA - 18.6%
Brooklyn Center Health Care Facilities
    Authority, Callable 12/01/03 @ 102 (RB)
    7.600%, 12/01/18                                400             436
Fergus Falls Health Care Facilities Authority,
    Series A, Callable 11/01/04 @ 102 (RB)
    7.000%, 11/01/19                                500             537
Glencoe Hospital Revenue Board,
    Callable 08/01/04 @ 102 (RB)
    6.750%, 04/01/16                                485             512
Hopkins Multifamily Housing, Hopkins
    Renaissance Project,
    Callable 04/01/07 @102 (RB)
    6.250%, 04/01/15                                500             538
Maplewood Care Centers Project,
    Callable 10/01/04 @ 102 (RB)
    7.500%, 10/01/24                                500             551
Plymouth, Mission Farms Nursing
    Home Project,
    Callable 08/01/04 @ 102 (RB)
    7.500%, 08/01/24                                500             550
Rochester Health Care Facilities
    Authority, Series A,
    Callable 11/15/02 @ 104
    7.915%, 11/15/15 (C)                          1,000           1,178
Roseville Housing Facilities Authority,
    Pre-refunded @ 102 (RB)
    7.125%, 10/01/03 (A)                          1,000           1,157
St. Anthony Housing Development
    Authority, Callable 05/20/06 @ 102
    (RB) (GNMA) (FHA)
    6.250%, 11/20/25                              1,000           1,069
St. Paul Housing & Redevelopment
    Authority, Como Lake Project,
    Series B (RB) (FHA)
    7.500%, 03/01/26 (B)                            500             495
White Bear Lake Care Center,
    Callable 11/01/03 @ 102 (RB)
    8.250%, 11/01/12                                500             563
                                                               ---------
                                                                  7,586
                                                               ---------

MONTANA - 0.7%
Sidney Nursing Home,
    Callable 06/01/00 @ 102 (RB)
    9.000%, 06/01/11                                250             267
                                                               ---------


                           40       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

DESCRIPTION                                    PAR (000)     VALUE (000)
------------------------------------------------------------------------
NEW MEXICO - 8.8%
New Mexico Finance Authority,
    Mortgage Backed
    Securities (RB) (GNMA)
    6.400%, 07/01/15                           $  1,175        $  1,260
New Mexico Finance Authority,
    Mortgage Backed
    Securities, Series D (RB)
    6.200%, 07/01/15                              2,150           2,335
                                                               ---------
                                                                  3,595
                                                               ---------

NORTH DAKOTA - 10.2%
Mercer County Pollution Control,
    Antelope Valley Station
    (RB) (AMBAC)
    7.200%, 06/30/13                              3,300           4,168
                                                               ---------

SOUTH DAKOTA - 2.7%
South Dakota Health & Education
    Facilities Authority,
    Callable 07/01/06 @ 102
    (RB) (MBIA)
    6.000%, 07/01/14                              1,000           1,106
                                                               ---------

TEXAS - 5.9%
Fort Bend Independent School District,
    Callable 02/15/05 @ 100 (GO)
    5.000%, 02/15/14                                500             509
Harts Bluff School District (COP)
    8.600%, 11/15/98                                 50              50
    8.800%, 11/15/00                                 50              50
Houston Employment Community
    (RB) (COP)
    8.100%, 08/01/01                                 25              26
    8.150%, 02/01/02                                 35              36
    8.150%, 08/01/02                                 35              36
    8.200%, 02/01/03                                 35              36
    8.200%, 08/01/03                                 35              36
    8.250%, 08/01/04                                 40              41
    8.300%, 02/01/05                                 40              41
    8.300%, 08/01/05                                 45              47
    8.350%, 02/01/06                                 20              21
    8.350%, 08/01/06                                 50              52
    8.400%, 08/01/07                                 25              26
    8.450%, 08/01/08                                 55              57
Houston Employment Community,
    Emnora Lane Project (COP)
    7.850%, 05/01/04                                 10              10
    7.850%, 11/01/04                                 25              25
    7.900%, 05/01/05                                 25              25
    7.900%, 11/01/05                                 25              25
    8.000%, 11/01/06                                 30              30
    8.050%, 05/01/07                                 20              20
North Central Health Facility, Series A,
    Pre-refunded @ 102 (RB) (MBIA)
    9.720%, 06/01/01 (A) (C)                      1,000           1,181
                                                               ---------
                                                                  2,380
                                                               ---------

TAX FREE FUND (continued)

DESCRIPTION                            PAR (000)/SHARES      VALUE (000)
------------------------------------------------------------------------
UTAH - 3.7%
Carbon County Roads Project (RB)
    7.900%, 08/01/04                           $    300        $    311
Utah State Intermountain Power Agency,
    Power Supply, Series A
    (RB) (AMBAC)
    6.500%, 07/01/11                              1,000           1,203
                                                               ---------
                                                                  1,514
                                                               ---------

WASHINGTON - 1.9%
Washington State Public Power Supply (RB)
    7.125%, 07/01/16                                600             762
                                                               ---------

WEST VIRGINIA - 3.0%
West Virginia State, Series D (GO) (FGIC)
    6.500%, 11/01/26                              1,000           1,208
                                                               ---------

WISCONSIN - 5.5%
Dallas, Nursing Home Project,
    Callable 05/01/03 @ 102 (RB) (FHA)
    6.250%, 05/01/19                              1,015           1,054
Watertown Community
    Development Authority,
    Callable 03/01/00 @ 103 (RB)
    8.500%, 03/01/19                                 95             101
Wisconsin State Health &
    Education Facilities, Franciscan
    Skemp Medical Center (RB)
    6.125%, 11/15/15                              1,000           1,105
                                                               ---------
                                                                  2,260
                                                               ---------
TOTAL MUNICIPAL BONDS
    (Cost $35,413)                                               39,449
                                                               ---------

RELATED PARTY MONEY MARKET FUND - 1.6%
First American Tax Free
    Obligations Fund (D)                        642,670             643
                                                               ---------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $643)                                                     643
                                                               ---------
TOTAL INVESTMENTS - 98.5%
    (Cost $36,056)                                               40,092
                                                               ---------
OTHER ASSETS AND LIABILITIES, NET - 1.5%                            614
                                                               ---------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 30,774 outstanding shares                              351
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 3,499,824 outstanding shares                        35,836
Undistributed net investment income                                  28
Accumulated net realized gain on investments                        455
Net unrealized appreciation of investments                        4,036
                                                               ---------
TOTAL NET ASSETS--100.0%                                       $ 40,706
                                                               ---------


                           41       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS         SEPTEMBER 30, 1998


TAX FREE FUND (concluded)

DESCRIPTION                                                       VALUE
------------------------------------------------------------------------
Net asset value, offering price, and
    redemption price per share--Class Y                        $  11.54
                                                               ---------
Net asset value and redemption price
   per share--Class A                                          $  11.53

Maximum sales charge of 3.00% (1)                                  0.36
                                                               ---------
Offering price per share--Class A                              $  11.89
                                                               ---------

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.

(A) Pre-refunded Security--Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date indicated. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(B) Security currently in partial default and is only 93.5% guaranteed. The effective interest rate is 7.013%.

(C) Inverse Floating Rate Security--security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate paid on a floating rate security. The interest rate shown is the rate in effect as of September 30, 1998.

(D) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
CLE--Connie Lee
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Authority
GNMA--Government National Mortgage Association
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond

The accompanying notes are an integral part of the financial statements.


                           42       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                 (This page has been left blank intentionally.)



                           43       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS      FOR THE PERIOD ENDED SEPTEMBER 30, 1998 IN THOUSANDS

                                                       CALIFORNIA INTERMEDIATE    COLORADO INTERMEDIATE          INTERMEDIATE
                                                                 TAX FREE FUND            TAX FREE FUND         TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                             $   1,733                $   3,091             $  22,587
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                  1,733                    3,091                22,587
==============================================================================================================================

EXPENSES:

Investment advisory fees                                                   244                      422                 3,150

Less: Waiver of investment advisory fees                                   (91)                    (133)                 (723)

Administrator fees                                                          38                       66                   496

Transfer agent fees                                                         29                       37                    39

Amortization of organizational costs                                         1                        2                    --

Custodian fees                                                              10                       18                   135

Directors' fees                                                              1                        1                     7

Registration fees                                                            9                        2                    --

Professional fees                                                            1                        2                    16

Printing                                                                     2                        3                    22

Distribution fees - Class A                                                 --                       10                    17

Less: Waiver of distribution fees - Class A                                 --                      (10)                  (17)

Other                                                                       --                        2                     8
------------------------------------------------------------------------------------------------------------------------------

NET EXPENSES BEFORE EXPENSES PAID INDIRECTLY                               244                      422                 3,150

Less: Expenses paid indirectly                                              --                       --                    --
------------------------------------------------------------------------------------------------------------------------------

TOTAL NET EXPENSES                                                         244                      422                 3,150
==============================================================================================================================

INVESTMENT INCOME - NET                                                  1,489                    2,669                19,437
==============================================================================================================================

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:

Net realized gain on investments                                           103                       79                 2,358

Net change in unrealized appreciation of investments                     1,040                    1,563                 9,075
------------------------------------------------------------------------------------------------------------------------------

NET GAIN ON INVESTMENTS                                                  1,143                    1,642                11,433
==============================================================================================================================

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                              2,632                    4,311                30,870
==============================================================================================================================


The accompanying notes are an integral part of the financial statements.


                           44       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

     MINNESOTA
  INTERMEDIATE            MINNESOTA     OREGON INTERMEDIATE
 TAX FREE FUND        TAX FREE FUND           TAX FREE FUND         TAX FREE FUND
----------------------------------------------------------------------------------



        15,730                7,810                   9,307                 2,692
----------------------------------------------------------------------------------

        15,730                7,810                   9,307                 2,692
==================================================================================


         2,205                  688                   1,271                   240
          (518)                 (50)                   (316)                  (32)
           347                  107                     200                    41
            34                   44                      29                    29
             3                   --                       1                     1
            94                   21                      55                    10
             5                    9                       3                     8
             2                   37                       9                    31
            11                   34                       6                    32
            15                   30                       8                    19
            22                  354                      --                   133
           (22)                 (71)                     --                   (27)
             7                    8                       5                     7
----------------------------------------------------------------------------------

         2,205                1,211                   1,271                   492

            --                   (2)                     --                    (3)
----------------------------------------------------------------------------------

         2,205                1,209                   1,271                   489
==================================================================================

        13,525                6,601                   8,036                 2,203
==================================================================================




           940                  829                     570                   526
         6,149                3,157                   3,153                   897
----------------------------------------------------------------------------------

         7,089                3,986                   3,723                 1,423
==================================================================================


        20,614               10,587                  11,759                 3,626
==================================================================================


                           45       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                      CALIFORNIA INTERMEDIATE     COLORADO INTERMEDIATE              INTERMEDIATE
                                                                TAX FREE FUND             TAX FREE FUND             TAX FREE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                         10/1/97       8/8/97      10/1/97      10/1/96      10/1/97      10/1/96
                                                              to           to           to           to           to           to
                                                         9/30/98   9/30/97(3)      9/30/98      9/30/97      9/30/98      9/30/97
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                $   1,489    $     196    $   2,669    $   2,478    $  19,437    $  10,029
Net realized gain on investments                             103           10           79           90        2,358        2,619
Net change in unrealized appreciation of investments       1,040          103        1,563        1,193        9,075        1,523
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations       2,632          309        4,311        3,761       30,870       14,171
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                 (1,484)        (196)      (2,484)      (2,308)     (19,134)      (9,897)
  Class A                                                     --           --         (181)        (174)        (301)        (138)
Net realized gain on investments:
  Class Y                                                     (6)          (5)         (84)        (256)      (2,516)        (412)
  Class A                                                     --           --           (7)         (20)         (31)         (17)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (1,490)        (201)      (2,756)      (2,758)     (21,982)     (10,464)
==================================================================================================================================
CAPITAL SHARE TRANSACTIONS (1):
Class Y:
  Proceeds from sales                                      8,085        1,910       12,182       11,557       85,034       35,896
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                   --       32,213           --           --           --      369,839
  Reinvestment of distributions                               24            5           20            6        2,792          607
  Payments for redemptions                                (5,260)        (949)      (8,391)      (7,051)     (66,846)     (45,984)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  Class Y transactions                                     2,849       33,179        3,811        4,512       20,980      360,358
----------------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                         78            1        2,052        3,124        8,876        2,642
  Reinvestment of distributions                               --           --          114          116          152           78
  Payments for redemptions                                    --           --       (2,165)      (1,978)      (3,834)      (1,549)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  class A transactions                                        78            1            1        1,262        5,194        1,171
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                               2,927       33,180        3,812        5,774       26,174      361,529
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    4,069       33,288        5,367        6,777       35,062      365,236
NET ASSETS AT BEGINNING OF PERIOD                         33,288           --       58,565       51,788      434,848       69,612
==================================================================================================================================
NET ASSETS AT END OF PERIOD(2)                         $  37,357    $  33,288    $  63,932    $  58,565    $ 469,910    $ 434,848
==================================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
 Class Y:
  Shares issued                                              799          191        1,141        1,102        7,826        3,359
  Shares issued in connection with acquisition of
   Common Trust Fund Assets                                   --        3,221           --           --           --       34,393
  Shares issued in lieu of cash distributions                  2            1            2           --          257           56
  Shares redeemed                                           (521)         (95)        (787)        (673)      (6,165)      (4,259)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS Y TRANSACTIONS                                  280        3,318          356          429        1,918       33,549
==================================================================================================================================
 Class A:
  Shares issued                                                8           --          193          298          816          247
  Shares issued in lieu of cash distributions                 --           --           10           11           14            7
  Shares redeemed                                             --           --         (203)        (189)        (353)        (145)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL CLASS A TRANSACTIONS                                    8           --           --          120          477          109
==================================================================================================================================
 NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS             288        3,318          356          549        2,395       33,658
==================================================================================================================================


                           46       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS


MINNESOTA INTERMEDIATE                 MINNESOTA       OREGON INTERMEDIATE
         TAX FREE FUND             TAX FREE FUND             TAX FREE FUND             TAX FREE FUND
-----------------------------------------------------------------------------------------------------
  10/1/97      10/1/96      10/1/97      10/1/96      10/1/97       8/8/97      10/1/97      10/1/96
       to           to           to           to           to           to           to           to
  9/30/98      9/30/97      9/30/98      9/30/97      9/30/98   9/30/97(3)      9/30/98      9/30/97
-----------------------------------------------------------------------------------------------------

$  13,525    $  11,836    $   6,601    $   6,688    $   8,036    $   1,199    $   2,203    $   2,395
      940          956          829        1,170          570          183          526          192
    6,149        1,670        3,157        2,527        3,153          678          897        1,643
-----------------------------------------------------------------------------------------------------
   20,614       14,462       10,587       10,385       11,759        2,060        3,626        4,230
-----------------------------------------------------------------------------------------------------


  (13,130)     (11,553)        (426)         (80)      (8,033)      (1,199)          (2)          --
     (369)        (287)      (5,936)      (6,588)          --           --       (2,173)      (2,386)

   (1,041)        (310)         (51)          --         (273)          --           --           --
      (26)         (14)        (754)        (602)          --           --         (237)         (83)
-----------------------------------------------------------------------------------------------------
  (14,566)     (12,164)      (7,167)      (7,270)      (8,306)      (1,199)      (2,412)      (2,469)
=====================================================================================================


   51,692       41,072        1,242        8,983       20,945        2,652          351           --
       --      201,901           --           --           --      180,293           --           --
      367          241          309           39          397           87           --           --
  (37,457)     (41,655)      (2,626)          --      (19,481)      (1,824)          --           --
-----------------------------------------------------------------------------------------------------

   14,602      201,559       (1,075)       9,022        1,861      181,208          351           --
-----------------------------------------------------------------------------------------------------

    4,768        4,643       10,848       25,338           --           --        1,327       14,202
      206          104        5,175        4,792           --           --        1,738        1,581
   (2,271)      (1,339)     (25,945)     (33,275)          --           --      (13,562)     (13,841)
-----------------------------------------------------------------------------------------------------

    2,703        3,408       (9,922)      (3,145)          --           --      (10,497)       1,942
-----------------------------------------------------------------------------------------------------

   17,305      204,967      (10,997)       5,877        1,861      181,208      (10,146)       1,942
-----------------------------------------------------------------------------------------------------
   23,353      207,265       (7,577)       8,992        5,314      182,069       (8,932)       3,703
  304,575       97,310      134,669      125,677      182,069           --       49,638       45,935
=====================================================================================================
$ 327,928    $ 304,575    $ 127,092    $ 134,669    $ 187,383    $ 182,069    $  40,706    $  49,638
=====================================================================================================


    5,109        3,981          111          805        2,079          264           31           --
       --       20,251           --           --           --       18,029           --           --
       36           24           28            3           39            9           --           --
   (3,705)      (4,155)        (234)          --       (1,934)        (182)          --           --
-----------------------------------------------------------------------------------------------------
    1,440       20,101          (95)         808          184       18,120           31           --
=====================================================================================================

      470          467          964        2,314           --           --          117        1,302
       20           10          460          438           --           --          154          144
     (224)        (133)      (2,310)      (3,021)          --           --       (1,199)      (1,266)
-----------------------------------------------------------------------------------------------------
      266          344         (886)        (269)          --           --         (928)         180
=====================================================================================================
    1,706       20,445         (981)         539          184       18,120         (897)         180
=====================================================================================================

(2) Includes undistributed net investment income (000) of $4 and $0 for California Intermediate Tax Free Fund, $4 and $0 for Colorado Intermediate Tax Free Fund, $12 and $11 for Intermediate Tax Free Income Fund, $26 and $0 for Minnesota Intermediate Tax Free Fund, $211 and $0 for Minnesota Tax Free Fund, $3 and $0 for Oregon Tax Free Fund, and $28 and $0 for Tax Free Fund, at September 30, 1998 and September 30, 1997, respectively.

(3) The California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund commenced operations on August 8, 1997.


                           47       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS    FOR THE PERIODS ENDED SEPTEMBER 30
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          REALIZED AND
               NET ASSET                    UNREALIZED      DIVIDENDS
                   VALUE           NET        GAINS OR       FROM NET   DISTRIBUTIONS
               BEGINNING    INVESTMENT     (LOSSES) ON     INVESTMENT            FROM
               OF PERIOD        INCOME     INVESTMENTS         INCOME   CAPITAL GAINS
--------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
CLASS Y
 1998           $  10.03       $  0.43         $  0.33        $ (0.43)        $    --
 1997(1)           10.00          0.06            0.03          (0.06)             --
CLASS A
 1998           $  10.04       $  0.43         $  0.33        $ (0.43)        $    --
 1997(1)           10.00          0.06            0.04          (0.06)             --
COLORADO INTERMEDIATE TAX FREE FUND
CLASS Y
 1998           $  10.61       $  0.47         $  0.29        $ (0.47)        $ (0.02)
 1997              10.42          0.48            0.24          (0.48)          (0.05)
 1996              10.51          0.49           (0.04)         (0.49)          (0.05)
 1995              10.16          0.48            0.36          (0.49)             --
 1994(2)           10.00          0.22            0.16          (0.22)             --
CLASS A
 1998           $  10.61       $  0.47         $  0.30        $ (0.47)        $ (0.02)
 1997              10.42          0.48            0.24          (0.48)          (0.05)
 1996              10.51          0.49           (0.04)         (0.49)          (0.05)
 1995              10.15          0.49            0.36          (0.49)             --
 1994(2)           10.00          0.21            0.16          (0.22)             --
INTERMEDIATE TAX FREE FUND
CLASS Y
 1998           $  10.82       $  0.47         $  0.27        $ (0.47)        $ (0.06)
 1997              10.65          0.47            0.23          (0.47)          (0.06)
 1996              10.72          0.46              --          (0.46)          (0.07)
 1995              10.28          0.49            0.43          (0.48)             --
 1994(3)           10.89          0.29           (0.61)         (0.29)             --
CLASS A
 1998           $  10.84       $  0.47         $  0.27        $ (0.47)        $ (0.06)
 1997              10.66          0.47            0.24          (0.47)          (0.06)
 1996              10.72          0.46            0.01          (0.46)          (0.07)
 1995              10.28          0.49            0.43          (0.48)             --
 1994              10.92          0.44           (0.57)         (0.44)          (0.07)
MINNESOTA INTERMEDIATE TAX FREE FUND (FORMERLY MINNESOTA INSURED INTERMEDIATE TAX FREE FUND)
CLASS Y
 1998           $  10.06       $  0.43         $  0.24        $ (0.43)        $ (0.04)
 1997               9.91          0.44            0.18          (0.44)          (0.03)
 1996               9.92          0.45            0.02          (0.45)          (0.03)
 1995               9.59          0.45            0.33          (0.45)             --
 1994(4)           10.00          0.25           (0.41)         (0.25)             --
CLASS A
 1998           $  10.09       $  0.43         $  0.24        $ (0.43)        $ (0.04)
 1997               9.91          0.44            0.21          (0.44)          (0.03)
 1996               9.92          0.45            0.02          (0.45)          (0.03)
 1995               9.58          0.46            0.33          (0.45)             --
 1994(4)           10.00          0.25           (0.42)         (0.25)             --
MINNESOTA TAX FREE FUND (B)
CLASS Y
 1998           $  11.14       $  0.60         $  0.36        $ (0.59)        $ (0.06)
 1997(5)           11.16          0.10           (0.02)         (0.10)             --
CLASS A
 1998           $  11.15       $  0.57         $  0.36        $ (0.56)        $ (0.06)
 1997              10.89          0.57            0.31          (0.57)          (0.05)
 1996              10.81          0.59            0.07          (0.58)             --
 1995              10.28          0.66            0.53          (0.66)             --
 1994              11.43          0.61           (0.95)         (0.61)          (0.20)
OREGON INTERMEDIATE TAX FREE FUND
CLASS Y
 1998           $  10.05       $  0.45         $  0.21        $ (0.45)        $ (0.02)
 1997(1)           10.00          0.07            0.05          (0.07)             --
TAX FREE FUND (B)
CLASS Y
  1998(6)       $  11.31       $  0.10         $  0.22        $ (0.09)        $    --
CLASS A
 1998           $  11.21       $  0.55         $  0.36        $ (0.54)        $ (0.05)
 1997              10.81          0.54            0.42          (0.54)          (0.02)
 1996              10.69          0.56            0.12          (0.56)             --
 1995              10.22          0.60            0.47          (0.60)             --
 1994              11.76          0.57           (1.21)         (0.57)          (0.33)
--------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) The financial highlights for the Minnesota Tax Free Fund and Tax Free Fund as set forth herein include the historical financial highlights of the Piper Minnesota Tax-Exempt Fund Class A shares and Class Y shares, and the Piper National Tax-Exempt Fund Class A shares. The assets of the Piper Minnesota Tax-Exempt Fund and Piper National Tax-Exempt Fund were acquired by Minnesota Tax Free Fund and Tax Free Fund on July 31, 1998. In connection with such acquisition, (i) Class A shares of the Piper Minnesota Tax-Exempt Fund and Piper National Tax-Exempt Fund were exchanged for Class A shares of the Minnesota Tax Free Fund and Tax Free Fund, respectively, (ii) Class Y shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class Y shares of the Minnesota Tax Free Fund. On July 31, 1998 the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.

The accompanying notes are an integral part of the financial statements.


                           48       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                                                                                   RATIO OF
                                                               RATIO OF NET     EXPENSES TO
  NET ASSET                                       RATIO OF       INVESTMENT         AVERAGE
      VALUE                     NET ASSETS     EXPENSES TO        INCOME TO      NET ASSETS    PORTFOLIO
     END OF          TOTAL          END OF         AVERAGE          AVERAGE      (EXCLUDING     TURNOVER
     PERIOD     RETURN (A)    PERIOD (000)      NET ASSETS       NET ASSETS        WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------


   $  10.36          7.80%        $ 37,275           0.70%            4.27%           0.96%          22%
      10.03          0.92 +         33,287           0.69             4.14            1.11            3

   $  10.37          7.80%        $     82           0.70%            4.22%           1.21%          22%
      10.04          1.02 +              1           0.69             4.48            1.36            3


   $  10.88          7.33%        $ 59,631           0.70%            4.43%           0.92%          19%
      10.61          7.11           54,378           0.70             4.55            0.91           11
      10.42          4.39           48,927           0.70             4.69            0.93           20
      10.51          8.47           50,071           0.70             4.84            1.02           19
      10.16          3.76 +          7,281           0.69             4.51            4.71            4

   $  10.89          7.43%        $  4,301           0.70%            4.43%           1.17%          19%
      10.61          7.11            4,187           0.70             4.55            1.16           11
      10.42          4.39            2,861           0.70             4.69            1.18           20
      10.51          8.57            2,189           0.70             4.83            1.27           19
      10.15          3.66 +            693           0.69             4.51            4.96            4


   $  11.03          7.05%        $460,714           0.70%            4.32%           0.86%          27%
      10.82          6.75          431,000           0.67             4.40            0.93           66
      10.65          4.35           66,994           0.66             4.35            0.92           53
      10.72          9.15           46,025           0.67             4.73            1.05           68
      10.28         (2.91)+          6,168           0.45             4.48            2.20           52

   $  11.05          7.04%        $  9,196           0.70%            4.31%           1.11%          27%
      10.84          6.84            3,849           0.67             4.41            1.18           66
      10.66          4.45            2,618           0.66             4.35            1.17           53
      10.72          9.15              983           0.67             4.71            1.30           68
      10.28         (1.25)           1,128           0.59             4.13            2.78           52


   $  10.26          6.82%        $317,598           0.70%            4.30%           0.86%          24%
      10.06          6.42          297,122           0.70             4.47            0.90           20
       9.91          4.80           93,394           0.70             4.53            0.93           19
       9.92          8.34           61,693           0.70             4.76            1.00           38
       9.59         (1.58)+         20,272           0.67             4.57            1.59           22

   $  10.29          6.80%        $ 10,330           0.70%            4.30%           1.11%          24%
      10.09          6.72            7,453           0.70             4.49            1.15           20
       9.91          4.80            3,916           0.70             4.52            1.18           19
       9.92          8.46            2,219           0.70             4.74            1.25           38
       9.58         (1.68)+          1,508           0.67             4.57            1.84           22


   $  11.45       $  8.83%+       $  8,155           0.78%            5.79%           0.82%          16%
      11.14          0.72 +          9,010           0.75             5.73            0.75           17

   $  11.46          8.58%        $118,937           0.95%            5.05%           1.01%          16%
      11.15          8.32          125,659           0.95             5.17            1.01           17
      10.89          6.24          125,677           0.90             5.38            0.99           35
      10.81         11.38          133,857           0.91             5.80            0.99           30
      10.28         (3.14)         162,468           0.89             5.61            0.99           44


   $  10.24          6.66%        $187,383           0.70%            4.43%           0.87%          20%
      10.05          1.17 +        182,069           0.70             4.55            1.09            4


   $  11.54          2.83%+       $    355           0.85%            5.61%           0.91%           7%

   $  11.53          8.41%        $ 40,351           1.10%            4.84%           1.16%           7%
      11.21          9.09           49,638           1.11             4.91            1.17           28
      10.81          6.42           45,935           1.03             5.15            1.13           43
      10.69         10.30           57,061           1.01             5.37            1.09           28
      10.22         (5.72)          67,949           0.93             5.25            1.03           65
---------------------------------------------------------------------------------------------------------

(1) Commenced operations on August 8, 1997. All ratios for the period have been annualized.
(2) Commenced operations on April 4, 1994. All ratios for the period have been annualized.
(3) Class Y (formerly Institutional Class C) shares have been offered since February 4, 1994. All ratios for the period have been annualized.
(4) Commenced operations on February 25, 1994. All ratios for the period have been annualized.
(5) Class Y (formerly Institutional Class C) shares have been offered since August 1, 1997. All ratios for the period have been annualized.
(6) Class Y shares have been offered since July 31, 1998. All ratios for the period have been annualized.


                           49       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS    SEPTEMBER 30, 1998


1  ORGANIZATION

      The First American California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund (formerly Minnesota Insured Intermediate Tax Free Fund), Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund (collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"). The First American Limited Term Income Fund, Intermediate Term Income Fund, Intermediate Government Bond Fund, Fixed Income Fund, Adjustable Rate Mortgage Securities Fund, Strategic Income Fund, Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund (formerly Stock
      Fund), Large Cap Growth Fund (formerly Diversified Growth Fund), Mid Cap Value Fund (formerly Special Equity Fund), Regional Equity Fund, Small Cap Value Fund, Small Cap Growth Fund (formerly Emerging Growth Fund), Micro Cap Value Fund, International Index Fund, International Fund, Health Sciences Fund, Technology Fund, Emerging Markets Fund, and Mid Cap Growth Fund are also funds offered by FAIF but are not included in this report. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF's articles of incorporation permit the board of directors to create additional funds in the future.

      These FAIF Funds offer Class A and Class Y (formerly Class C) shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Funds are as follows:

      SECURITY VALUATION - Security valuations for FAIF Fund investments are furnished by an independent pricing service that has been approved by the board of directors. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.


                           50      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

      California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund declare and pay income dividends monthly.

      FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of October 31st.

      The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales. The character of distributions made during the year from net investment income or net realized gains and timing of distributions may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

      EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

      HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for Minnesota Tax Free Fund and Tax Free Fund prior to July 31, 1998 is that of Piper Minnesota Tax-Exempt Fund and Piper National Tax-Exempt Fund respectively. The historical financial information of the Piper Funds was carried over to the newly formed FAF Funds.


3  FEES AND EXPENSES

      Pursuant to an investment advisory agreement (the Agreement), U.S. Bank National Association (the Advisor) manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Adviser a monthly fee based upon average daily net assets. The fee for each of the FAIF funds is equal to an annual rate of .70% of the average daily net assets.


                           51      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS    SEPTEMBER 30, 1998


      The Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

      Through a separate contractual agreement, U.S. Bank National Association, an affiliate of the Advisor, serves as the Funds' custodian.

      SEI Investments Distribution Co. (SIDCO) and SEI Investments Management Corporation, (SIMC) serve as distributor and administrator of the Funds, respectively. Under the distribution plan, each of the Funds pay SIDCO a monthly distribution fee of .25% of each Fund's average daily net assets of the Class A shares which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. SIMC provides administrative services, including certain accounting, legal and shareholder services, at an annual rate of .12% of each FAIF fund's average daily net assets, with a minimum annual fee of $50,000 for the Minnesota Tax Free Fund and Tax Free Fund. To the extent that the aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate of each FAIF fund is reduced to .105% for their relative share of the excess net assets. U.S. Bank N.A. assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees for the year ended September 30, 1998 were approximately 0.022% of average daily net assets. Under this agreement, SIMC paid $173,000 to U.S. Bank N.A. for the period ended September 30, 1998 for the Funds included in this annual report.

      In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

      For the period ended September 30, 1998, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

      DST Systems, Inc. provides transfer agent services for the Funds. Effective October 1, 1998, FAF has appointed U.S. Bank N.A. as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A shares of the Funds held through accounts at U.S. Bank and its affiliates.

      For the period ended September 30, 1998, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $291,000.

      From October 1, 1997 to July 31, 1998 the Minnesota Tax Free Fund (formerly Piper Minnesota Tax-Exempt Fund) and Tax Free Fund (formerly Piper National Tax-Exempt Fund) had an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital managed the Funds' assets and furnished related office facilities, equipment, research, and personnel. The agreement required that the funds pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund was equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million.


                           52      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

      FORMER PIPER FUND AGREEMENTS - From October 1, 1997 to July 31, 1998 Minnesota Tax Free Fund (formerly Piper Minnesota Tax-Exempt Fund) and Tax Free Fund (formerly Piper National Tax-Exempt Fund) paid distribution and service fees to Piper Jaffray Inc. The fees were accrued daily and paid quarterly at an annual rate of 0.24% of average daily net assets on Class A shares after voluntary waivers. No distribution fees were paid by Minnesota Tax-Exempt Fund Class Y shares.

      Piper Jaffray and Piper Trust Company (Piper Trust) performed various transfer and dividend disbursing agent services for accounts held at the respective company. The fees were paid monthly to Piper Jaffray and Piper Trust for providing these services, were equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. The Tax Free Fund and Minnesota Tax Free Fund paid $9,000 and $19,000 respectively under this agreement.

      Investors Fiduciary Trust Company served as custodian, transfer and dividend disbursing agent, and accounting agent for the Tax Free Fund and Minnesota Tax Free Fund through July 31, 1998.

      Effective August 1, 1998, all FAIF agreements were adopted for the Funds.


4  INVESTMENT SECURITY TRANSACTIONS

      During the period ended September 30, 1998, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                                          INVESTMENT SECURITIES
      --------------------------------------------------------------------------
                                                         PURCHASES         SALES

      California Intermediate Tax Free Fund               $ 10,122      $  7,341
      Colorado Intermediate Tax Free Fund                   16,477        10,587
      Intermediate Tax Free Fund                           150,772       113,751
      Minnesota Intermediate Tax Free Fund                  90,613        72,817
      Minnesota Tax Free Fund                               20,184        32,042
      Oregon Intermediate Tax Free Fund                     35,904        37,731
      Tax Free Fund                                          2,943        12,804
      --------------------------------------------------------------------------

      At September 30, 1998 the total cost of securities for Federal income tax purposes, was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1998 is as follows (000):

                                       AGGREGATE GROSS  AGGREGATE GROSS
                                          APPRECIATION     DEPRECIATION      NET
      --------------------------------------------------------------------------

      California Intermediate Tax Free Fund    $ 2,268         $   --    $ 2,268
      Colorado Intermediate Tax Free Fund        4,259             --      4,259
      Intermediate Tax Free Fund                22,836           (135)    22,701
      Minnesota Intermediate Tax Free Fund      16,759             --     16,759
      Minnesota Tax Free Fund                   10,137            (15)    10,122
      Oregon Intermediate Tax Free Fund          9,238            (14)     9,224
      Tax Free Fund                              4,038             --      4,038
      --------------------------------------------------------------------------


                           53      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS    SEPTEMBER 30, 1998


5  CONCENTRATION OF CREDIT RISK

      The California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund invest in debt instruments of municipal issuers. Although these funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

      The Funds invest in securities which include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At September 30, 1998, the percentage of portfolio investments by each revenue source was as follows (unaudited):

                               CALIFORNIA       COLORADO                     MINNESOTA                     OREGON
                             INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE    MINNESOTA  INTERMEDIATE
                                 TAX FREE       TAX FREE       TAX FREE       TAX FREE     TAX FREE      TAX FREE   TAX FREE
                                     FUND           FUND           FUND           FUND         FUND          FUND       FUND
      ----------------------------------------------------------------------------------------------------------------------
      Revenue Bonds:
       Education                        7%             7%             7%             2%          14%            3%         4%
       Hospital Bonds                   5              8              9             11           16             6         15
       Nursing Home Bonds              --             --             --             --            9            --         17
       Transportation Bonds             4              6              5              2           --             5          3
       Utility Bonds                   18             12             15             12            4            17         10
       Pollution Control Bonds         --              3              1             --           --             1         12
       Public Facility Bonds           11              2              4              3            3             1          3
       Housing Bonds                    7              3             10             16           18             4         13
       Other                           13             11              7             14            3             4         16
      General Obligation:              34             48             40             39           33            59          6
       Anticipation Notes               1             --              2              1           --            --          1
                              ----------------------------------------------------------------------------------------------
                                      100%           100%           100%           100%         100%          100%       100%
      ----------------------------------------------------------------------------------------------------------------------

      The rating of long-term debt as a percentage of total value of investments at September 30, 1998 is as follows (unaudited):

      STANDARD &       CALIFORNIA         COLORADO                         MINNESOTA                         OREGON
      POOR'S/        INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE      MINNESOTA    INTERMEDIATE
      MOODY'S            TAX FREE         TAX FREE         TAX FREE         TAX FREE       TAX FREE        TAX FREE    TAX FREE
      RATINGS:               FUND             FUND             FUND             FUND           FUND            FUND        FUND
      -------------------------------------------------------------------------------------------------------------------------
      AAA/Aaa                  66%              54%              63%              72%            31%             51%         61%
      AA/Aa                    22               34               25               20             37              29           8
      A/A                      11                8                9                4              5              19           8
      BBB/Baa                  --                2               --               --              6              --           2
      D                        --               --               --               --              1              --           1
      NR                       --                2                3                4             20               1          21
                      ---------------------------------------------------------------------------------------------------------
                              100%             100%             100%             100%           100%            100%        100%
      -------------------------------------------------------------------------------------------------------------------------

      Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.


                           54      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

6  COMMON TRUST FUND CONVERSIONS

      On December 6, 1996, certain common trust funds of the Advisor and its affiliates were converted into FAIF. The funds that were involved in the conversion are as follows:

      COMMON TRUST FUND                             FAIF FUND
      ----------------------------------------------------------------------------------
      First Common Tax-Free National Bond Fund      Intermediate Tax Free Fund
      First Common Tax-Free Minnesota Bond Fund     Minnesota Intermediate Tax Free Fund
      ----------------------------------------------------------------------------------

      The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Class Y shares issued for each Fund and the net assets of each Fund (including net unrealized gains and losses) prior to reorganization were as follows:

      COMMON TRUST FUND                                  ASSETS   NET UNREALIZED GAIN
      -------------------------------------------------------------------------------
      First Common Tax Free National Bond Fund     $105,222,994            $3,002,948
      First Common Tax Free Minnesota Bond Fund     201,900,453             6,992,690
      -------------------------------------------------------------------------------

      FAIF FUND                                      NET ASSETS         SHARES ISSUED
      -------------------------------------------------------------------------------

      Intermediate Tax Free Fund                   $ 70,908,408             9,833,928
      Minnesota Intermediate Tax Free Fund          105,299,568            20,250,804
      -------------------------------------------------------------------------------

      On February 21, 1997 a second common trust fund conversion took place where the First Tier Tax-Exempt Income Fund was converted into the Intermediate Tax Free Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. 7,428,033 Class Y shares of the Intermediate Tax Free Fund were issued at the time of conversion. The net assets of the common trust fund were $80,284,045. Included in this amount was $2,176,951 of unrealized gains. The net assets of the Intermediate Tax Free Fund prior to reorganization were $176,465,910.

      On August 8, 1997 a third conversion took place. Certain common trust funds of the Advisor and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

      COMMON TRUST FUND                        FAIF FUND
      ------------------------------------------------------------------------------
      First Tier California Bond               California Intermediate Tax Free Fund
      US Bancorp California Municipal Bond     California Intermediate Tax Free Fund
      US Bancorp Oregon Municipal              Oregon Intermediate Tax Free Fund
      US Bancorp National Municipal            Intermediate Tax Free Fund
      ------------------------------------------------------------------------------

      The assets which consisted of securities, and related receivable were converted on a tax-free basis. The number of shares issued for each Fund and the net assets of each Fund (including net unrealized gains and losses) prior to reorganization were as follows:

      COMMON TRUST FUND                               ASSETS   NET UNREALIZED GAIN
      ----------------------------------------------------------------------------
      US Bancorp California Municipal Bond      $ 10,891,465            $  387,008
      First Tier California Bond                  21,321,364               738,717
      US Bancorp Oregon Municipal                180,293,091             5,392,729
      US Bancorp National Municipal              184,332,386             6,237,844
      ----------------------------------------------------------------------------

      FAIF FUND                                       NET ASSETS     SHARES ISSUED
      ----------------------------------------------------------------------------
      California Intermediate Tax Free Fund         $         --         3,221,283
      Oregon Intermediate Tax Free Fund                       --        18,029,309
      Intermediate Tax Free Fund                     253,893,940        17,131,263
      ----------------------------------------------------------------------------

      The value and number of shares issued in exchange for each common trust fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of Class Y in the Statement of Changes in Net Assets for each respective Fund.


                           55      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS    SEPTEMBER 30, 1998


7  PIPER MERGER

      The Board of Directors and shareholders of the Piper Funds approved a reorganization of certain Piper Funds into FAIF which took place at the close of business on July 31, 1998:

      PIPER ACQUIRED FUND                          FAIF ACQUIRING FUND
      -------------------------------------------------------------------------------
      National Tax Exempt                          Tax Free (New FAIF Fund)
      Minnesota Tax Exempt                         Minnesota Tax Free (New FAIF Fund)
      -------------------------------------------------------------------------------

      Under the Agreement and Plan of Reorganization the Piper Class A shares were exchanged for Class A shares of FAIF, and Piper Class Y shares were exchanged for Class Y shares of FAIF.

      The net assets prior to reorganization and shares issued and redeemed were as follows:

                                                 ACQUIRING FUND'S     ACQUIRED FUND'S
      FAIF FUND                   NET ASSETS        SHARES ISSUED     SHARES REDEEMED
      -------------------------------------------------------------------------------
      Tax Free                          $ --            3,635,037           3,635,037
      Minnesota Tax Free                  --           11,152,396          11,152,396
      -------------------------------------------------------------------------------

      Included in the net assets from the Piper Funds were the following components:

                                                  UNDISTRIBUTED
                                              (DISTRIBUTIONS IN
                                                 EXCESS OF) NET         ACCUMULATED   NET UNREALIZED
      PIPER FUND            PAID IN CAPITAL   INVESTMENT INCOME   NET REALIZED GAIN     APPRECIATION     NET ASSETS
      -------------------------------------------------------------------------------------------------------------
      National Tax-Exempt      $ 37,374,741            $ (2,106)           $397,386       $3,315,331    $41,085,352
      Minnesota Tax-Exempt      116,743,329              85,000             823,340        7,829,650    125,481,319
      -------------------------------------------------------------------------------------------------------------


                           56      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS    SEPTEMBER 30, 1998


      THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES, WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 1999. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

      Dear First American Shareholders:

      For the fiscal year ended September 30, 1998, each Fund has designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                         LONG TERM       MEDIUM TERM          ORDINARY
                                     CAPITAL GAINS     CAPITAL GAINS            INCOME          TAX             TOTAL
                                     DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS       EXEMPT     DISTRIBUTIONS
FUND                                   (TAX BASIS)       (TAX BASIS)       (TAX BASIS)     INTEREST       (TAX BASIS)
---------------------------------------------------------------------------------------------------------------------
California Intermediate Tax Free                 1%                0%                0%          99%              100%
Colorado Intermediate Tax Free                   1                 2                 1           96               100
Intermediate Tax Free                            6                 3                 3           88               100
Minnesota Intermediate Tax Free                  4                 3                 0           93               100
Minnesota Tax Free                               8                 0                 2           90               100
Oregon Tax Free                                  3                 0                 0           97               100
Tax Free                                         8                 0                 1           91               100
---------------------------------------------------------------------------------------------------------------------


                           57      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                (This page has been left blank intentionally.)



                           58      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                 (This page has been left blank intentionally.)



                           59      '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

FIRST AMERICAN INVESTMENT FUNDS, INC.
BOARD OF DIRECTORS



         MR. DAVID BENNETT
         Director of the First American Investment Funds, Inc.
         Of counsel with Gray, Plant, Mooty, Mooty and Bennett,
         Owner of three privately-held businesses
-----------------------------------------------------------------------------


         MR. ROBERT DAYTON
         Director of the First American Investment Funds, Inc.
         Chief Executive Officer of Okabena Company
-----------------------------------------------------------------------------


         MR. ROGER GIBSON
         Director of the First American Investment Funds, Inc.
         Vice President of North America-Mountain Region for United Airlines
-----------------------------------------------------------------------------


         MR. ANDREW HUNTER III
         Director of the First American Investment Funds, Inc.
         Chairman of Hunter Keith Industries
-----------------------------------------------------------------------------


         MR. LEONARD KEDROWSKI
         Director of the First American Investment Funds, Inc.
         Owner and President of Executive Management Consulting, Inc.
-----------------------------------------------------------------------------


         MR. ROBERT SPIES
         Director of the First American Investment Funds, Inc.
         Retired Vice President, U.S. Bank National Association
-----------------------------------------------------------------------------


         MR. JOSEPH STRAUSS
         Director of the First American Investment Funds, Inc.
         Former Chairman of First American Funds,
         Owner and President of Strauss Management Company
-----------------------------------------------------------------------------


         MS. VIRGINIA STRINGER
         Chairman of the First American Investment Funds, Inc.
         Owner and President of Strategic Management Resources, Inc.
-----------------------------------------------------------------------------

      FIRST AMERICAN INVESTMENT FUNDS, INC.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456


INVESTMENT ADVISOR
      FIRST AMERICAN ASSET MANAGEMENT,
      A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
      601 Second Avenue South
      Minneapolis, Minnesota 55402

CUSTODIAN
      U.S. BANK NATIONAL ASSOCIATION
      180 East Fifth Street
      St. Paul, Minnesota 55101

ADMINISTRATOR
      SEI INVESTMENTS MANAGEMENT
      CORPORATION
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

TRANSFER AGENT
      DST SYSTEMS, INC.
      330 West Ninth Street
      Kansas City, Missouri 64105

DISTRIBUTOR
      SEI INVESTMENTS DISTRIBUTION CO.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      90 South Seventh Street
      Minneapolis, Minnesota 55402

COUNSEL
      DORSEY & WHITNEY LLP
      220 South Sixth Street
      Minneapolis, Minnesota 55402


This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involve investment risk including loss of principal amount invested.

The performance data quoted represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

[LOGO] FIRST AMERICAN
           THE POWER OF DISCIPLINED INVESTING(R)

                                                                  11/1998 115-99







                                                  FIRST AMERICAN
                                                  INVESTMENT FUNDS, INC.



                                     EQUITY
                                      FUNDS


                                    [PHOTOS]

                                                      [GRAPHIC] 98

                                                1998 ANNUAL REPORT




[LOGO] FIRST AMERICAN
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS          INVESTMENTS FOR EVERY GOAL

      HIGHER RISK/RETURN                First American Funds offer a full range
      POTENTIAL                         of investment strategies to help you
                                        create a personalized, diversified
                                        portfolio. Supported by extensive
                                        research and a highly developed team
                                        approach to investment decision making,
                                        First American Funds can help build a
                                        winning strategy for any investor.

   SECTOR FUNDS
   HEALTH SCIENCES
   REAL ESTATE SECURITIES
   TECHNOLOGY

   INTERNATIONAL FUNDS
   EMERGING MARKETS
   INTERNATIONAL
   INTERNATIONAL INDEX

   SMALL CAP FUNDS
   MICRO CAP VALUE
   REGIONAL EQUITY
   SMALL CAP GROWTH
   SMALL CAP VALUE

   MID CAP FUNDS
   MID CAP GROWTH
   MID CAP VALUE

   LARGE CAP FUNDS
   BALANCED
   EQUITY INCOME
   EQUITY INDEX
   LARGE CAP GROWTH
   LARGE CAP VALUE


   STRATEGY FUNDS


   BOND FUNDS


   TAX FREE BOND FUNDS


   MONEY MARKET FUNDS


   LOWER RISK/RETURN
   POTENTIAL


TABLE OF CONTENTS
--------------------------------------------
MESSAGE TO SHAREHOLDERS                    1
--------------------------------------------
STRATEGIES FOR UNCERTAIN MARKETS           2
--------------------------------------------
INDEPENDENT AUDITORS' REPORT               4
--------------------------------------------
LARGE CAP FUNDS OVERVIEW
--------------------------------------------
   ECONOMIC REVIEW                         6
--------------------------------------------
   FINANCIAL REVIEW                       13
--------------------------------------------
MID CAP FUNDS OVERVIEW
--------------------------------------------
   ECONOMIC REVIEW                        36
--------------------------------------------
   FINANCIAL REVIEW                       40
--------------------------------------------
SMALL CAP FUNDS OVERVIEW
--------------------------------------------
   ECONOMIC REVIEW                        48
--------------------------------------------
   FINANCIAL REVIEW                       54
--------------------------------------------
INTERNATIONAL FUNDS OVERVIEW
--------------------------------------------
   ECONOMIC REVIEW                        70
--------------------------------------------
   FINANCIAL REVIEW                       75
--------------------------------------------
SECTOR FUNDS OVERVIEW
--------------------------------------------
   ECONOMIC REVIEW                        90
--------------------------------------------
   FINANCIAL REVIEW                       95
--------------------------------------------
NOTES TO FINANCIAL STATEMENTS            104
--------------------------------------------
NOTICE TO SHAREHOLDERS                   118
--------------------------------------------

              NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

MESSAGE TO SHAREHOLDERS       SEPTEMBER 30, 1998


DEAR SHAREHOLDERS:

         On behalf of the board of directors of First American Investment Funds, Inc., I would like to extend a warm welcome to all new shareholders and express my appreciation to our long-term shareholders for your continued support.
              Investors will remember this past year as one of the most volatile periods in recent history. During the first half of 1998, the financial markets staged a remarkable rally that sent the Dow Jones Industrial Average to record highs.
              In mid-July, the markets suddenly reversed course, all but erasing the year's gains. Since then, the markets have fluctuated, with dramatic price swings becoming commonplace.
              During challenging times, it's more important than ever to focus on the fundamentals, including diversification among equity, bond and money market mutual funds to create balanced portfolios. Please take a few moments to read the article on the next page, "Strategies for Uncertain Markets," to learn how asset allocation can help tame volatile returns and produce more consistency in all market environments. You may also want to meet with your investment professional to review your long-term goals and fine-tune your portfolio accordingly.
              To provide further diversification opportunities, we recently introduced six new funds: Minnesota Tax Free, Tax Free, Adjustable Rate Mortgage Securities, Strategic Income, Mid Cap Growth, and Emerging Markets. We currently offer 38 mutual funds within our fund family to meet the needs of any investor.
              As you review this annual report, you will notice that we have organized our funds into their appropriate asset class: Large Cap, Mid Cap, Small Cap, International and Sector. We introduce each asset class with an overview of market conditions followed by comments from portfolio managers regarding how those conditions affected each fund. We hope that this format will prove useful in helping you understand your investment.
              Again, the board of directors thanks you for your support and confidence in the First American family of funds.

         Sincerely,

         /s/ VIRGINIA L. STRINGER

         VIRGINIA L. STRINGER
         Chairman
         First American Investment Funds, Inc.


                            1       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STRATEGIES FOR UNCERTAIN MARKETS

--------------------------------------------------------------------------------
After eight consecutive years of unprecedented economic growth and prosperity, the third quarter of 1998 provided investors with a textbook example of market volatility. A host of bad news, from Russia's default on its debts to Asia's worsening recession and its potential impact on the U.S. economy, sent equity markets into a tailspin. Over the span of one month, the Dow plummeted nearly 20 percent from its mid-July high of 9337. Even though the Dow rallied early in the fourth quarter, some investors wonder if the market's golden days are over.

Experienced investors don't attempt to predict how markets will perform in the coming months. They recognize that markets move in cycles and that an investment lifetime will include both bull and bear markets--and perhaps several of them over the decades. Regardless of market volatility, they remind themselves that stocks and bonds remain the best long-term investments.


DIVERSIFICATION IS THE NAME OF THE GAME
--------------------------------------------------------------------------------
While it's easy to be tempted by the promise of a single investment based on its short-term performance, experienced investors also spread their dollars among several types of investments (stocks, bonds and cash) as well as different investment styles (large cap stocks, small cap stocks, international, growth, value, etc.) to limit risk and earn more balanced returns. This diversification strategy--known as asset allocation--alleviates confusion by helping you ride out periods of uncertainty more successfully. It's a disciplined investment approach that allows you to weather changes in the market.

Asset allocation is also one of the most important variables in the performance of your mutual fund investments. When you diversify among different types of assets, you benefit from using a range of investments, some of which will perform better than others in different market conditions. In tandem, these investments can potentially yield better results over time.


DIVERSIFICATION CAN HELP REDUCE MARKET VOLATILITY IN YOUR PORTFOLIO
-------------------------------------------------------------------

Any particular asset class may perform better-or worse-than another in a given year. By blending multiple asset classes at the same time, you can limit risk and improve long-term performance opportunities.

The following is a bar chart depicting the annual return percentages of asset classes.

                                  [BAR CHART]

        Lehman Brothers    Standard & Poor's                      Morgan Stanley
          Aggregate          500 Composite      Russell 2000        EAFE Index
           (Bonds)            (Large Cap)      (Small Stocks)    (Int'l. Stocks)
           -------            -----------      --------------    ---------------

1987        2.75                 5.25               -8.77             23.19
1988        7.89                16.61               24.89             26.90
1989       14.53                31.69               16.24              9.01
1990        8.95                -3.10              -19.51            -24.71
1991       16                   30.47               46.05             10.19
1992        7.40                 7.62               18.41            -13.89
1993        9.75                10.08               18.91             30.50
1994       -2.92                 1.32               -1.82              6.24
1995       18.48                37.58               28.44              9.42
1996        3.61                22.96               16.49              4.4
1997        9.65                33.36               22.36              0.24

Expressed as annual return percentages from 1987 to 1997, Source: Micropal. The above rankings among fund's investment categories are based on index average annual total return figures. Past performance does not guarantee future returns.
--------------------------------------------------------------------------------

STRATEGIES FOR UNCERTAIN MARKETS
--------------------------------------------------------------------------------


TAKING A SMART STRATEGY ONE STEP FURTHER
--------------------------------------------------------------------------------
Chances are that you already own a balanced portfolio of mutual funds. Yet you may want to take a closer look at your holdings to ensure that your portfolio remains in balance. For example, if large cap or domestic U.S. stocks formed the core of your holdings, the gains posted in these sectors over the past several years may have sent your overall asset allocation out of proportion. You may want to meet with your investment professional to reallocate funds back to your intended investment mix.

WHY FOCUS ON ASSET ALLOCATION?

Selection and combination of
asset classes is much more
important that the selection of       The following is a pie chart depicting
individual options. Less than         the importance of focusing on asset
10 percent of your return             allocation.
relates to a particular                            [PIE CHART]
investment or the time you
decide to buy or sell.                       92%  Asset Allocation
                                              5%  Security Selection
SOURCE: BRINSON, SINGER AND                   2%  Market Timing
BEEBOWER, "DETERMINANTS OF                    1%  Other
PORTFOLIO PERFORMANCE,"
FINANCIAL ANALYSTS JOURNAL,
MAY-JUNE 1991



REVISIT YOUR RISK TOLERANCE
--------------------------------------------------------------------------------
Can you tolerate market fluctuations without undue concern? If not, you may wish to sit down with your investment professional to review your risk tolerance and reposition your assets accordingly. You might also reconsider your investment strategies if you plan to tap your assets within the next year or two to pay for a child's education, a new home or another significant expense. Simply put, you wouldn't want to be caught with the market at a low point while having to withdraw funds at that time.


TIME WILL TELL
--------------------------------------------------------------------------------
In closing, the past six months reinforce the value of asset allocation. An asset allocation program can help you build a balanced portfolio and cushion you against losses you can least afford at critical periods of your life. And keep the big picture in focus: bull and bear markets will come and go, yet over the long term, stocks and bonds remain your best bet.

INDEPENDENT
AUDITORS' REPORT  SEPTEMBER 30, 1998

      The Board of Directors and Shareholders
      First American Investment Funds, Inc.

      We have audited the accompanying statements of net assets of Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund (formerly Piper Emerging Growth
      Fund), Mid Cap Value Fund, Micro Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund (formerly Piper Emerging Markets Growth Fund), International Fund, International Index Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund (funds within First American Investment Funds, Inc.) as of September 30, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The statements of changes in net assets for the year ended July 31, 1997, and the financial highlights for the periods ended July 31, 1997, July 31, 1996, and July 31, 1995, for the Small Cap Value Fund and International Index Fund were audited by other auditors whose report dated September 12, 1997, expressed an unqualified opinion on this information.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered and securities on loan, we request confirmations from brokers or carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph above as of September 30, 1998, and the results of their operations, changes in their net assets and the financial highlights for each of the periods described in the first paragraph above, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      November 13, 1998


                              4    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                 (This page has been left blank intentionally.)





                              5    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

EQUITY FUNDS

LARGE CAP FUNDS

After several years of substantial returns, the final results for large cap stocks in the fiscal year ended September 30, 1998, were more subdued. But the numbers were no indication of the kind of volatility experienced throughout the period.
   It all started late in 1997, when the economic crisis in Japan and other Asian economies began to reverberate throughout the world. Stocks sustained a serious decline at that time, and even as they rallied, investors had already become more wary. For much of the rest of the fiscal year, investors emphasized a select group of large-cap growth stocks.
   In July 1998, the markets, as measured by the Dow Jones Industrial Average and Standard & Poor's 500 Index, celebrated record highs. But the party ended shortly after that, as international economic crises again came into focus. Along with Asia's problems, Russia defaulted on a large debt, and its currency bottomed out. Many Latin American markets also suffered severe declines. Concern spread that the U.S. economy would not be able to withstand the pressure and would fall into a recession itself.
   That concern sent stocks reeling, especially in August and the early part of September 1998. The markets moved in dramatic fashion almost on a daily basis. The markets, as measured by the indices, came perilously close to reaching bear market proportions. In fact, many stocks within the S&P 500 Index and some not represented in the index had been through a bear market cycle. In particular, stocks that are considered to be value-oriented suffered greatly, underperforming the growth stock segment of the market through every stage of the 12-month period.


GROWTH OUTPERFORMS VALUE

TOTAL RETURNS OF SELECTED STOCK INDICES FOR PERIOD ENDED 9/30/98

                                   [BAR CHART]

                     S&P 500         BARRA 500         BARRA 500
                   LARGE STOCK      VALUE STOCK      GROWTH STOCK
                      INDEX            INDEX            INDEX

         3 Month      -9.95           -12.91            -7.24
         6 Month      -6.97           -12.46            -1.81
         9 Month       6.01            -2.35            14.16
        12 Month       9.05            -0.19            18.17


                            6       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

   Companies that rely on overseas sales were most seriously affected. Their profit margins suffered, which had a direct impact on their stock prices. Some of the market's favored growth stocks were able to withstand the downturn better than most, retaining much of their value by the end of September.
   Entering the new fiscal year, a number of questions remain. Foreign economies continue to struggle. Corporate profit growth for U.S. stocks will clearly be difficult to come by in the current, slowing economic environment. But the market seems reassured by signs that efforts are being made to prevent a recession in the U.S. and to correct the problems overseas.
   Most notably, the Federal Reserve has recently stepped in and trimmed short-term interest rates. This is a sign that the Fed is determined to keep the U.S. economy moving on at least a path of slow growth. While the risk of a recession in 1999 has not disappeared, the markets appear to be more optimistic about the outlook. That may help stabilize stock prices in the coming year, but we clearly remain in an environment where volatility can be anticipated. Our expectations for large-cap stocks in the coming year are limited, but we continue to position the funds for strong, long-term appreciation.


The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested, because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 4.5% on all equity funds. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.


                            7       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

LARGE CAP FUNDS
BALANCED


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     TO MAXIMIZE TOTAL RETURN BY INVESTING IN A COMBINATION
     OF EQUITY AND FIXED INCOME SECURITIES

During a period where stocks suffered dramatic declines, particularly in the latter months, and U.S. government bonds enjoyed strong gains, Balanced Fund generated a return of 0.72% for the fiscal year ended September 30, 1998.
   As the U.S. stock market approached new records early in 1998, we made a shift in the fund, slightly decreasing its weighting in stocks, and increasing the percentage of bonds. For the rest of the period, these two major asset groups each represented about 50% of the fund's holdings.
   While stocks peaked in mid-summer, investors, worried about global economic problems, began to seek safety in U.S. Treasury bonds. The interest rate on 30-year bonds reached near-historic lows, sending bond values higher. That helped to offset losses in the fund's equity portfolio.
   Looking ahead, we think the stock market shows more attractive opportunities in comparison to the bond market, which is likely to level off a bit. We will continue to closely examine markets and determine if a shift to a heavier stock emphasis is appropriate given the environment. The fund will continue a generally balanced approach to the markets, using a mix of bonds and stocks designed to generate solid, consistent returns.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American    First American    First American                          Lehman
        Balanced Fund,    Balanced Fund,    Balanced Fund,   Standard & Poor's    Government/
          Class A        Class A adjusted      Class Y          500 Index       Corporate Index
          -------        ----------------      -------          ---------       ---------------
1992      $10,000             $ 9,550          $10,000           $10,000            $10,000
1993      $10,978             $10,484          $10,978           $10,755            $11,138
1994      $11,311             $10,802          $11,318           $11,152            $10,677
1995      $13,637             $13,024          $13,683           $14,464            $12,209
1996      $15,766             $15,057          $15,857           $17,403            $12,760
1997      $19,834             $18,941          $20,007           $24,439            $13,983
1998      $19,976             $19,078          $20,213           $26,653            $15,779

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                              SINCE
                                   1 YEAR    3 YEAR    5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                             0.72%    13.57%    12.72%       12.79%
--------------------------------------------------------------------------------
Class A adjusted                   -3.84%    11.85%    11.68%       11.90%
--------------------------------------------------------------------------------
Class B                            -0.02%    12.76%     N/A         13.80%
--------------------------------------------------------------------------------
Class B adjusted                   -4.55%    11.70%     N/A         13.48%
--------------------------------------------------------------------------------
Class Y*                            1.03%    13.89%    12.98%       13.02%
--------------------------------------------------------------------------------
S&P 500                             9.06%    22.60%    19.90%       18.59%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond            12.84%     8.92%     7.21%        8.25%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/14/92, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for class A and class Y shares begins on the inception date of class A shares, and performance for class B shares begins on 8/15/94.

*The performance presented links the performance of class A shares from inception on 12/14/92 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 13.12%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            8       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

LARGE CAP FUNDS
EQUITY INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES THAT ARE EXPECTED TO PAY ABOVE-AVERAGE DIVIDENDS

Equity Income Fund generated a return of 8.38% for the fiscal year ended September 30, 1998, keeping pace with the market as a whole. The fund benefited from its emphasis on stocks of companies that are expected to pay above-average dividends.
     Areas of concentration that performed well for the fund included several financial company stocks which received favorable buy-out bids as well as convertible security holdings in the telecommunications service sector. The fund's performance was also buoyed by a number of prominent large-cap stocks, including Pfizer, Schering-Plough, Ford Motor Company and Amoco. In addition, the fund owned a number of what we call "broken convertibles," that is, securities that have been marked down from their initial offering price and are attractively valued. Many performed well for the fund.
     The fund remains positioned much as it was in recent months, including a strong emphasis on oil company and financial services stocks and a healthy complement of REITs. If the markets remain volatile, income-oriented stocks should continue to provide a safe haven for investors due to the contribution of dividends to the fund's total return. We also believe that many of the stocks held in the portfolio are positioned to perform well in the current market environment.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American       First American       First American
      Equity Income Fund,  Equity Income Fund,  Equity Income Fund,  Standard & Poor's  Lehman Government/
           Class A         Class A adjusted          Class Y            500 Index        Corporate Index
           -------         ----------------          -------            ---------        ---------------
1994       $10,000              $ 9,550              $10,000             $10,000             $10,000
1994       $10,355              $ 9,889              $10,355             $10,532             $ 9,926
1995       $12,225              $11,675              $12,244             $13,660             $11,350
1996       $14,232              $13,591              $14,300             $16,436             $11,862
1997       $18,666              $17,826              $18,797             $23,081             $13,000
1998       $20,230              $19,320              $20,461             $25,172             $14,669

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                             SINCE
                                            1 YEAR    3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                      8.38%    18.28%      16.69%
--------------------------------------------------------------------------------
Class A adjusted                             3.50%    16.48%      15.52%
--------------------------------------------------------------------------------
Class B                                      7.77%    17.47%      16.97%
--------------------------------------------------------------------------------
Class B adjusted                             2.77%    16.50%      16.67%
--------------------------------------------------------------------------------
Class Y*                                     8.85%    18.67%      16.99%
--------------------------------------------------------------------------------
S&P 500                                      9.06%    22.60%      22.77%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond                      12.84%    8.92%       8.89%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 3/25/94, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 8/2/94. The performance reflected in the graph begins on 3/31/94. The performance reflected in the table for class A and class Y shares begins on the inception date of class A shares and performance for class B shares begins on 8/15/94.

Performance is presented for the period beginning 3/25/94, the date U.S. Bank National Association, formerly First Bank National Association, became the advisor of the Equity Income Fund. The inception date of the fund was 12/18/92. The average annual total return figures for one-, five- and 10-year periods (or from inception) are available upon request.

*The performance presented links the performance of class A shares from inception on 3/25/94 to 8/2/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 8/2/94, is 17.91%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                            9       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

LARGE CAP FUNDS
EQUITY INDEX


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND
      WITH THE PERFORMANCE OF THE STANDARD & POOR'S 500 INDEX

It was an extremely volatile year for stocks, but by the end of the fiscal year ended September 30, 1998, Equity Index Fund achieved a return of 8.50%.
   The fund imitates the Standard & Poor's 500 stock index and therefore performs closely in line with that common measure of stocks. The fund owns all 500 stocks, generally matching the weighting of each stock in the index.
   The year ahead is likely to bring continued volatility in the equity markets. However, a number of stocks have already weathered significant corrections in value, and as long as the U.S. economy can retain its steady growth pattern with low inflation, the outlook for stocks remains generally positive.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American     First American       First American
       Equity Index Fund,  Equity Index Fund,  Equity Index Fund,  Standard & Poor's
            Class A        Class A adjusted         Class Y            500 Index
            -------        ----------------         -------            ---------
1992        $10,000            $ 9,550              $10,000             $10,000
1993        $10,751            $10,267              $10,751             $10,755
1994        $11,100            $10,601              $11,102             $11,152
1995        $14,308            $13,664              $14,341             $14,464
1996        $17,134            $16,363              $17,206             $17,403
1997        $23,897            $22,821              $24,063             $24,439
1998        $25,928            $24,761              $26,185             $26,653

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                SINCE
                                   1 YEAR     3 YEAR    5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                             8.50%     21.92%    19.25%       17.97%
--------------------------------------------------------------------------------
Class A adjusted                    3.61%     20.06%    18.16%       17.04%
--------------------------------------------------------------------------------
Class B                             7.66%     21.03%     N/A         22.09%
--------------------------------------------------------------------------------
Class B adjusted                    2.71%     20.12%     N/A         21.82%
--------------------------------------------------------------------------------
Class Y*                            8.82%     22.22%    19.49%       18.17%
--------------------------------------------------------------------------------
S&P 500                             9.06%     22.60%    19.90%       18.59%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/14/92, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B shares begins on 8/15/94.

*The performance presented links the performance of class A shares from inception on 12/14/92 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 20.30%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           10       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

LARGE CAP FUNDS
LARGE CAP GROWTH


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM CAPITAL GROWTH WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR MORE THAT ARE BELIEVED TO PROVIDE OUTSTANDING POTENTIAL FOR SUPERIOR GROWTH

The fiscal year ended September 30, 1998, turned out to be a tale of two periods. In the first six months, Large Cap Growth Fund's emphasis on financial and technology stocks was beneficial, as the markets soared. But in the final months of the period, these stocks suffered along with the market as a whole, and the fund ended the year with a gain of 0.61%.
   Growing concerns about the impact of overseas economic problems on the U.S. took a toll on a number of stocks in the portfolio. In particular, the apparent increased risk of a domestic recession hurt our holdings of financial stocks, which are susceptible to economic trends. Additionally, a number of technology stocks in the portfolio that continue to demonstrate long-term fundamental strength were affected in the short run by negative market psychology. Still, some prominent large-cap stock names, such as Ford, Amoco and General Electric, performed well for the fund.
   While the short-term direction of the market is always unpredictable, we're very encouraged by the attractive stock values that resulted from the recent correction. That allowed the fund to add a number of high-quality stocks at reasonable prices. As a result, the portfolio should be in a strong position to benefit from a rebound in stocks, continuing to offer excellent long-term return potential to shareholders.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American       First American       First American
       Large Cap Growth     Large Cap Growth     Large Cap Growth   Standard & Poor's
        Fund, Class A    Fund, Class A adjusted    Fund, Class Y        500 Index
        -------------    ----------------------    -------------        ---------
1994       $10,000              $ 9,550               $10,000            $10,000
1994       $10,276              $ 9,814               $10,288            $10,532
1995       $13,484              $12,877               $13,536            $13,660
1996       $15,827              $15,115               $15,916            $16,436
1997       $21,001              $20,056               $21,128            $23,081
1998       $21,129              $20,178               $21,354            $25,172

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                               SINCE
                                            1 YEAR     3 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                      0.61%     16.15%       17.40%
--------------------------------------------------------------------------------
Class A adjusted                            -3.91%     14.39%       16.21%
--------------------------------------------------------------------------------
Class B                                      0.09%     15.26%       19.00%
--------------------------------------------------------------------------------
Class B adjusted                            -4.51%     14.25%       18.72%
--------------------------------------------------------------------------------
Class Y*                                     1.07%     16.41%       17.68%
--------------------------------------------------------------------------------
S&P 500                                      9.06%     22.60%       22.77%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 3/25/94, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 8/2/94. The performance reflected in the graph begins on 3/31/94. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B shares begins on 8/15/94.

Performance is presented for the period beginning 3/25/94, the date U.S. Bank National Association, formerly First Bank National Association, became the advisor of the Equity Income Fund. The inception date of the fund was 12/18/92. The per-share income and capital changes for this fund since 12/18/92, can be found in the financial highlights and the prospectus. The average annual total return figures for one-, five- and 10-year periods (or from inception) are available upon request.

*The performance presented links the performance of class A shares from inception on 3/25/94 to 8/2/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 8/2/94, is 19.85%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           11       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

LARGE CAP FUNDS
LARGE CAP VALUE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING IN A BROADLY DIVERSIFIED EQUITY PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR MORE BELIEVED TO BE UNDERVALUED

The fiscal year ended September 30, 1998, proved to be a difficult one for investors focused on the value end of the stock market. Large Cap Value Fund ended the period with a return of -8.77%.
   For much of the period, stocks continued their long, bullish run. It became increasingly challenging to find stocks that represented attractive values. That situation continued until the markets peaked in mid-July. Through much of that time, we found it profitable to sell a number of stocks that had achieved high price levels, rather than to buy other stocks that appeared to be overvalued. Once the market began its correction, value stocks were among the most affected.
   Within the fund, our holdings in financial services, banking and agricultural companies experienced significant declines. On the other hand, many sectors that struggled in the better times, such as energy and utilities, weathered the market's downturn relatively well. Among the stocks that continued to perform well was the fund's largest holding, IBM. Its fast-growing and profitable service business continues to expand, improving the stock's attractiveness.
   Toys 'R Us was an example of a company that saw its fundamental business position weaken due to competition from major discount retailers. That stock proved to be a disappointment, and the fund's position in it was sold.
     By the end of the quarter, value stocks were well positioned for future growth in the current economic environment, particularly when you compare their valuations to those of some large-cap growth stocks. The fund should benefit if positive trends in the U.S. economy prevail in the months to come.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American        First American      First American
       Large Cap Value       Large Cap Value      Large Cap Value  Standard & Poor's
        Fund, Class A    Fund, Class A adjusted    Fund, Class Y      500 Index
        -------------    ----------------------    -------------      ---------
1988       $10,000              $ 9,550              $10,000           $10,000
1989       $12,481              $11,919              $12,481           $13,294
1990       $11,551              $11,031              $11,551           $12,067
1991       $14,514              $13,861              $14,514           $15,820
1992       $15,658              $14,953              $15,658           $17,574
1993       $18,135              $17,319              $18,135           $19,848
1994       $19,651              $18,767              $19,651           $20,581
1995       $24,615              $23,507              $24,662           $26,693
1996       $30,498              $29,125              $30,660           $32,117
1997       $42,337              $40,432              $42,657           $45,102
1998       $38,624              $36,886              $39,044           $49,189

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                SINCE
                           1 YEAR     3 YEAR    5 YEAR  10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                     -8.77%    16.20%    16.32%    14.47%     13.94%
--------------------------------------------------------------------------------
Class A adjusted           -12.87%    14.44%    15.26%    13.94%     13.46%
--------------------------------------------------------------------------------
Class B                     -9.37%    15.38%     N/A       N/A       16.83%
--------------------------------------------------------------------------------
Class B adjusted           -13.26%    14.37%     N/A       N/A       16.53%
--------------------------------------------------------------------------------
Class Y*                    -8.47%    16.55%    16.58%    14.59%     14.06%
--------------------------------------------------------------------------------
S&P 500                      9.06%    22.60%    19.90%    17.27%     17.27%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/22/87, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B begins on 8/15/94.

*The performance presented links the performance of class A shares from inception on 12/22/87 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 16.32%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           12       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998
                                                                 LARGE CAP FUNDS
Balanced Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 49.6%
AEROSPACE & DEFENSE - 2.3%
Boeing                                            202,900         $     6,962
Raytheon, Cl A                                    125,555               6,505
                                                                  -----------
                                                                       13,467
                                                                  -----------

AUTOMOTIVE - 0.1%
Ford Motor                                         10,000                 469
                                                                  -----------

BANKS - 4.9%
BankAmerica                                         7,000                 421
BankBoston                                        160,000               5,280
Chase Manhattan                                   122,300               5,289
Citicorp                                           51,700               4,805
KeyCorp                                           210,800               6,087
Mellon Bank                                       134,000               7,378
                                                                  -----------
                                                                       29,260
                                                                  -----------

CHEMICALS - 3.4%
E.I. du Pont de Nemours                           131,500               7,380
PPG Industries                                     97,900               5,342
Praxair                                           229,500               7,502
                                                                  -----------
                                                                       20,224
                                                                  -----------

COMPUTERS & SERVICES - 5.8%
Electronic Data Systems                           247,700               8,221
IBM                                                77,900               9,971
Seagate Technology*                               312,700               7,837
Sun Microsystems*                                 168,700               8,403
                                                                  -----------
                                                                       34,432
                                                                  -----------

COMPUTER COMMUNICATION - 1.4%
3Com*                                             271,600               8,165
                                                                  -----------

CONTAINERS & PACKAGING - 0.7%
Bemis                                             119,300               4,183
                                                                  -----------

DIVERSIFIED INDUSTRY - 0.1%
Allied Signal                                      18,000                 637
                                                                  -----------

DRUGS - 3.1%
American Home Products                            156,700               8,207
Merck                                               7,000                 907
Pharmacia & Upjohn                                181,200               9,094
                                                                  -----------
                                                                       18,208
                                                                  -----------

ELECTRICAL EQUIPMENT - 0.7%
General Electric                                    8,500                 676
W.W. Grainger                                      79,900               3,366
                                                                  -----------
                                                                        4,042
                                                                  -----------

ELECTRICAL SERVICES - 0.7%
Southern                                          131,200               3,862
                                                                  -----------

ELECTRONICS - 1.3%
Motorola                                          178,100               7,603
                                                                  -----------


Balanced Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
FINANCIAL SERVICES - 2.4%
American Express                                  102,700         $     7,972
Associates First Capital                            7,193                 469
FNMA                                               11,000                 707
Household International                           129,100               4,841
                                                                  -----------
                                                                       13,989
                                                                  -----------

FOOD PRODUCERS - 3.8%
ConAgra                                           183,700               4,948
General Mills                                     140,100               9,807
Sara Lee                                          147,400               7,960
                                                                  -----------
                                                                       22,715
                                                                  -----------

GAS/NATURAL GAS - 0.1%
Enron                                              11,500                 607
                                                                  -----------


HOUSEHOLD PRODUCTS - 1.3%
Kimberly-Clark                                    188,200               7,622
                                                                  -----------


INSURANCE - 3.4%
Aetna                                              80,900               5,623
AMBAC                                             133,600               6,413
American International Group                        5,325                 410
Cigna                                             115,100               7,611
                                                                  -----------
                                                                       20,057
                                                                  -----------

MACHINERY - 0.4%
Case Equipment                                    115,200               2,506
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 2.2%
Columbia/HCA Healthcare                           311,005               6,240
United Healthcare                                 206,000               7,210
                                                                  -----------
                                                                       13,450
                                                                  -----------

MULTI-INDUSTRY - 0.9%
Minnesota Mining & Manufacturing                   70,400               5,188
                                                                  -----------

OIL-INTERNATIONAL - 4.7%
Elf Aquitaine, ADR                                128,200               7,972
Exxon                                              74,700               5,243
Mobil                                              63,800               4,845
Royal Dutch Petroleum                              86,800               4,134
Texaco                                             92,100               5,774
                                                                  -----------
                                                                       27,968
                                                                  -----------

RAILROADS - 1.0%
Union Pacific                                     134,300               5,725
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 0.6%
Meditrust                                         222,000               3,788
                                                                  -----------

RETAIL - 0.7%
McDonald's                                          9,500                 567
Sears Roebuck                                      79,900               3,531
                                                                  -----------
                                                                        4,098
                                                                  -----------

SPECIALTY CONSTRUCTION - 0.0%
Masco                                              12,400                 305
                                                                  -----------


                                  13     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Balanced Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION - 3.6%
AT&T                                               86,100         $     5,031
Bell Atlantic                                     195,000               9,445
BellSouth                                           6,700                 504
Deutsche Telekom, ADR                             207,900               6,120
GTE                                                 5,700                 314
                                                                  -----------
                                                                       21,414
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $280,889)                                                   293,984
                                                                  -----------

U.S. TREASURY OBLIGATIONS - 19.6%
U.S. Treasury Bonds
    8.500%, 02/15/20                          $     1,500               2,136
    7.125%, 02/15/23                               41,205              52,027
    6.875%, 08/15/25                               15,185              18,833
U.S. Treasury Notes
    5.625%, 11/30/99                                3,880               3,927
    6.250%, 02/15/03                               24,910              26,777
    6.500%, 08/15/05                                7,855               8,837
U.S. Treasury STRIPS
    0.000%, 02/15/06                                4,400               3,160
    0.000%, 02/15/15                                1,500                 640
                                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $103,852)                                                   116,337
                                                                  -----------

CORPORATE OBLIGATIONS - 9.4%
Aon
    6.875%, 10/01/99                                  450                 457
Bankamerica
    8.375%, 03/15/02                                  480                 526
Bear Stearns
    6.560%, 06/20/00                                6,780               6,886
Boeing
    8.750%, 09/15/31                                  500                 675
Chrysler Financial
    5.850%, 05/15/00                               10,185              10,318
Cigna
    7.400%, 01/15/03                                2,825               3,017
CIT Group Holdings
    6.200%, 10/20/00                                8,250               8,441
Comdisco
    5.780%, 01/19/99                                6,850               6,861
Ford Holdings
    9.250%, 03/01/00                                  400                 424
General Motors
    8.500%, 01/01/03                                  500                 558
GTE South
    6.125%, 06/15/07                                  400                 423
Heller Financial
    9.125%, 08/01/99                                  300                 309
Lehman Brothers
    7.360%, 12/15/03                                  650                 666
Lehman Brothers Holding
    6.000%, 02/26/01                                3,750               3,745
MCI Communications
    7.125%, 06/15/27                                  500                 553
Morgan Stanley
    8.100%, 06/24/02                                  500                 549


Balanced Fund (continued)
DESCRIPTION                                     PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
NationsBank
    5.375%, 04/15/00                          $       400         $       403
PP&L Resources
    7.700%, 10/01/09                                  500                 594
Santander Financial Issuances
    7.250%, 05/30/06                                9,335               9,599
Time Warner
    8.875%, 10/01/12                                  500                 649
                                                                  -----------

TOTAL CORPORATE OBLIGATIONS
    (Cost $54,216)                                                     55,653
                                                                  -----------

OTHER MORTGAGE-BACKED OBLIGATIONS - 11.0%
Circuit City Credit Card Master
    Trust Series 1995-1, Cl A
    6.375%, 08/15/05                                8,600               8,792
Cmc Securities 1993-D
    6.400%, 07/25/23                                  148                 149
Drexel Burnham Lambert Trust
    CMO Trust S2
    9.000%, 08/01/18                                  211                 211
Fingerhut Master Trust 1998-1B
    6.290%, 02/15/05                               11,411              11,697
General Electric Capital Mortgage
    1994-11 A1
    6.500%, 03/25/24                                  642                 647
General Electric Capital
    Mortgage 1994-17 A6
    7.000%, 05/25/24                                2,675               2,841
GMAC Commercial Mortgage
    6.910%, 12/15/07                                5,000               5,128
GMAC Commercial Mortgage
    Securities 1997-C1
    6.898%, 09/15/07                                6,700               6,974
Merrill Lynch Mortgage Investors 1995-C3
    7.062%, 12/26/25 (A)                           12,600              13,545
NAFCO Auto Trust
    7.000%, 12/31/01                                  660                 666
Prudential Home Loan Mortgage
    1992-36 A8
    6.500%, 11/25/99                                3,351               3,357
Residential Fund Mortgage 1992-S26
    8.500%, 06/25/09                                  900                 909
Union Acceptance Series 1998-B, Cl A5
    6.020%, 01/09/06                               10,000              10,213
                                                                  -----------

TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
    (Cost $63,231)                                                     65,129
                                                                  -----------

U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED OBLIGATIONS - 4.9%
FHLMC
    6.930%, 10/15/98                                  586                 595
    5.940%, 09/21/99                                1,000               1,008
    6.500%, 01/01/01                                  372                 379
    6.000%, 11/15/08 (CMO)                          2,700               2,778
    6.500%, 09/01/12                                  450                 460
    8.000%, 11/01/24                                  582                 604
    6.500%, 09/01/25                                  365                 372


                                  14     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Balanced Fund (continued)
DESCRIPTION                              PAR (000)/SHARES         VALUE (000)
-----------------------------------------------------------------------------
FNMA
    7.236%, 10/01/98                          $       326         $       335
    5.560%, 07/24/00                               15,955              16,204
    6.000%, 03/01/03                                  274                 277
    7.400%, 07/01/04                                  500                 564
    6.625%, 03/21/06                                1,000               1,105
    6.000%, 04/01/09                                  625                 631
    6.000%, 05/01/13                                  331                 334
    5.450%, 10/25/18 (CMO)                          2,700               2,698
GNMA
    7.500%, 09/15/27                                  748                 776
                                                                  -----------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
    Backed Obligations
    (Cost $28,386)                                                     29,120
                                                                  -----------

OTHER GOVERNMENT SECURITY - 0.0%
Government Trust Certificates Series 1C
    9.250%, 11/15/01                                  228                 240
                                                                  -----------

TOTAL OTHER GOVERNMENT SECURITY
    (Cost $228)                                                           240
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 5.4%
First American Prime
    Obligations Fund (B)                       31,863,951              31,864
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $31,864)                                                     31,864
                                                                  -----------

TOTAL INVESTMENTS - 99.9%
    (Cost $562,666)                                                   592,327
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.1% (C)                              691
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 32,503,175 outstanding shares                             375,215
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 5,598,043 outstanding shares                               65,201
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 4,259,393 outstanding shares                               58,591
Undistributed net investment income                                       366
Accumulated net realized gain on investments                           63,984
Net unrealized appreciation of investments                             29,661
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                            $593,018
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     14.01
                                                                  -----------
Net asset value and redemption
   price per share--Class A                                       $     13.98
Maximum sales charge of 4.50% (1)                                        0.66
                                                                  -----------
Offering price per share--Class A                                 $     14.64
                                                                  -----------
Net asset value and offering
   price per share--Class B (2)                                   $     13.93
                                                                  -----------


Balanced Fund (concluded)
DESCRIPTION
-----------------------------------------------------------------------------
* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1998.

(B) This money market fund is advised by U.S. Bank National Association who also serves as Adviser for this Fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $   195,528
        Payable upon return of securities on loan                 $  (195,528)

ADR--American Depository Receipt
AMBAC--American Municipal Bond Assurance Company
Cl--Class
CMO--Collateralized Mortgage Obligation
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GMAC--General Motors Acceptance Corporation
GNMA--Government National Mortgage Association
STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


                                  15     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Equity Income Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 81.5%
AUTOMOTIVE - 2.7%
Ford Motor                                        218,000         $    10,232
                                                                  -----------

BANKS - 9.5%
Bank of New York                                  240,000               6,570
First Union                                       149,224               7,638
Mellon Bank                                        98,000               5,396
National City                                     155,800              10,273
NationsBank                                        77,424               4,142
Summit Bancorp                                     52,500               1,969
                                                                  -----------
                                                                       35,988
                                                                  -----------

BEAUTY PRODUCTS - 0.9%
Colgate-Palmolive                                  50,000               3,425
                                                                  -----------

CHEMICALS - 2.3%
E.I. du Pont de Nemours                            98,600               5,534
Lyondell Petrochemical                            142,168               3,163
                                                                  -----------
                                                                        8,697
                                                                  -----------
DRUGS - 7.9%
American Home Products                            108,000               5,657
Johnson & Johnson                                  75,800               5,931
Pfizer                                             47,400               5,021
Pharmacia & Upjohn                                 88,000               4,417
Schering Plough                                    86,000               8,906
                                                                  -----------
                                                                       29,932
                                                                  -----------

ELECTRICAL SERVICES - 5.6%
Cinergy                                           141,300               5,405
FPL Group                                          64,300               4,481
Houston Industries                                 71,200               2,216
Minnesota Power & Light                            35,900               1,582
Texas Utilities                                   161,900               7,538
                                                                  -----------
                                                                       21,222
                                                                  -----------

FINANCIAL SERVICES - 6.6%
American Express                                   88,300               6,854
Associates First Capital                           71,804               4,685
FNMA                                               45,000               2,891
Household International                           110,397               4,140
Meditrust                                          60,080               1,025
Simon Property Group                              184,000               5,474
                                                                  -----------
                                                                       25,069
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 5.0%
ConAgra                                           101,772               2,742
PepsiCo                                           101,000               2,973
Philip Morris                                     180,000               8,291
RJR Nabisco                                        34,300                 864
Sara Lee                                           77,700               4,196
                                                                  -----------
                                                                       19,066
                                                                  -----------

GAS/NATURAL GAS - 0.8%
Enron                                              56,700               2,994
                                                                  -----------

HOUSEHOLD PRODUCTS - 2.9%
Kimberly-Clark                                    121,000               4,901
Newell                                            130,000               5,988
                                                                  -----------
                                                                       10,889
                                                                  -----------


Equity Income Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
INSURANCE - 1.7%
Exel Limited, Cl A                                 56,182         $     3,540
IPC Holdings                                      131,300               3,020
                                                                  -----------
                                                                        6,560
                                                                  -----------

MACHINERY - 2.7%
Emerson Electric                                   75,000               4,669
General Electric                                   68,000               5,410
                                                                  -----------
                                                                       10,079
                                                                  -----------

MARINE TRANSPORTATION - 0.9%
Knightsbridge Tankers Limited                     152,000               3,268
                                                                  -----------

MINING - 0.6%
Great Northern Iron Ore Properties                 40,200               2,322
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 1.5%
Ecolab                                            198,000               5,631
                                                                  -----------

OIL-DOMESTIC - 1.4%
Ashland Oil                                        75,000               3,469
Atlantic Richfield                                 24,000               1,703
                                                                  -----------
                                                                        5,172
                                                                  -----------

OIL-INTERNATIONAL - 9.9%
Amoco                                             203,000              10,937
Chevron                                            99,000               8,322
Exxon                                             118,000               8,282
Mobil                                             132,600              10,069
                                                                  -----------
                                                                       37,610
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 0.3%
Occidental Petroleum                               59,000               1,269
                                                                  -----------

PETROLEUM REFINING - 0.8%
Royal Dutch Petroleum                              64,000               3,048
                                                                  -----------


PROFESSIONAL SERVICES - 1.3%
ServiceMaster                                     222,000               4,856
                                                                  -----------

RAILROADS - 1.3%
Union Pacific                                     116,700               4,974
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 4.4%
Crescent Real Estate Equities                     137,600               3,474
Healthcare Realty Trust                           178,400               4,549
Manufactured Home Communities                     176,100               4,480
Weeks                                             144,400               4,314
                                                                  -----------
                                                                       16,817
                                                                  -----------

RETAIL - 3.3%
Intimate Brands                                   410,000               7,764
J.C. Penney                                       110,300               4,957
                                                                  -----------
                                                                       12,721
                                                                  -----------


                                  16     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Equity Income Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION - 7.2%
AT&T                                              193,000         $    11,278
Deutsche Telecom, ADR                             425,000              12,511
Sprint                                             50,000               3,600
                                                                  -----------
                                                                       27,389
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $186,252)                                                   309,230
                                                                  -----------

PREFERRED CONVERTIBLE STOCKS - 8.5%

ENTERTAINMENT - 1.4%
Houston Industries                                 70,000               5,342
                                                                  -----------

FINANCIAL SERVICES - 0.6%
FirstPlus Financial Group                         130,000               2,080
                                                                  -----------

HOUSEHOLD PRODUCTS - 1.0%
Newell Financial                                   65,000               3,640
                                                                  -----------

INSURANCE - 0.8%
Aetna                                              45,000               3,153
                                                                  -----------

RAILROADS - 1.3%
Union Pacific Capital Trust                       110,000               4,950
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 3.4%
Air-Touch Communications                          211,500              13,066
                                                                  -----------

TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $29,730)                                                     32,231
                                                                  -----------

CONVERTIBLE BONDS - 4.2%
Danka Business, 34.3348 Shares
    6.750%, 04/01/02                          $     3,185               2,066
Hometown Buffet, 73.2600 Shares
    7.000%, 12/01/02                                4,000               3,679
Medical Care International,
    14.5815 Shares
    6.750%, 10/01/06 (A)                            6,800               6,120
Tenet Healthcare, 25.9403 Shares
    6.000%, 12/01/05                                  750                 641
    6.000%, 12/01/05                                3,920               3,274
                                                                  -----------

TOTAL CONVERTIBLE BONDS
    (Cost $17,034)                                                     15,780
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 5.5%
First American Prime
    Obligations Fund (B)                       20,758,471              20,759
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (COST $20,759)                                                    20,759
                                                                  -----------

TOTAL INVESTMENTS - 99.7%
    (Cost $253,775)                                                   378,000
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.3% (C)                            1,176
                                                                  -----------


Equity Income Fund (continued)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 22,844,358 outstanding shares                         $   216,240
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 701,999 outstanding shares                                  9,814
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 547,565 outstanding shares                                  7,115
Undistributed net investment income                                       414
Accumulated net realized gain on investments                           21,368
Net unrealized appreciation of investments                            124,225
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   379,176
                                                                  -----------
Net asset value, offering price, and redemption
   price per share--Class Y                                       $     15.74
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     15.70

Maximum sales charge of 4.50% (1)                                        0.74
                                                                  -----------

Offering price per share--Class A                                 $     16.44
                                                                  -----------

Net asset value and offering
   price per share--Class B (2)                                   $     15.65
                                                                  -----------


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
         Cash collateral received for securities on loan          $    86,193
         Payable upon return of securities on loan                $   (86,193)

ADR--American Depository Receipt
Cl--Class
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                  17     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Equity Index Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.6%
AEROSPACE & DEFENSE - 0.9%
Boeing                                            130,500         $     4,478
Lockheed Martin                                    25,300               2,551
Raytheon Company, Cl B                             43,800               2,362
                                                                  -----------
                                                                        9,391
                                                                  -----------
AGRICULTURE - 0.1%
Pioneer Hi-Bred International                      31,500                 827
                                                                  -----------

AIR TRANSPORTATION - 0.4%
AMR*                                               23,600               1,308
Delta Air Lines                                     9,800                 953
Federal Express*                                   19,000                 857
Southwest Airlines                                 43,200                 864
U.S. Air Group*                                    13,000                 658
                                                                  -----------
                                                                        4,640
                                                                  -----------

AIRCRAFT - 0.7%
Allied Signal                                      73,000               2,582
General Dynamics                                   16,300                 818
Northrop                                            8,700                 635
Textron                                            21,100               1,279
United Technologies                                29,600               2,263
                                                                  -----------
                                                                        7,577
                                                                  -----------

APPAREL/TEXTILES - 0.1%
Fruit of the Loom, Cl A*                            9,300                 140
Liz Claiborne                                       8,500                 223
Reebok International*                               7,300                  99
Russell                                             4,700                 123
Springs Industries, Cl A                            2,500                  87
V.F                                                15,700                 583
                                                                  -----------
                                                                        1,255
                                                                  -----------

AUTOMOTIVE - 1.7%
Chrysler                                           83,400               3,993
Dana                                               21,300                 795
Eaton                                               9,200                 577
Fleetwood Enterprises                               5,000                 151
Ford Motor                                        156,700               7,355
General Motors                                     86,300               4,720
Navistar International*                             8,900                 201
Paccar                                             10,100                 416
TRW                                                15,800                 701
                                                                  -----------
                                                                       18,909
                                                                  -----------

BANKS - 7.6%
Banc One                                           90,600               3,862
Bank of New York                                   97,100               2,658
BankAmerica                                        88,200               5,303
BankBoston                                         37,900               1,251
Bankers Trust New York                             12,700                 749
BB&T                                               36,500               1,093
Chase Manhattan                                   110,200               4,766
Citicorp                                           58,300               5,418


Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Comerica                                           20,200         $     1,107
Fifth Third Bancorp                                34,000               1,955
First Chicago NBD                                  37,100               2,541
First Union                                       125,200               6,409
Fleet Financial Group                              36,700               2,695
Golden West Financial                               7,400                 605
H.F. Ahmanson                                      14,200                 788
Huntington Bancshares                              27,300                 686
J.P. Morgan                                        23,000               1,946
KeyCorp                                            56,800               1,640
MBNA                                               64,700               1,852
Mellon Bank                                        33,600               1,850
Mercantile Bancorp                                 19,600                 948
National City                                      42,400               2,796
NationsBank                                       123,700               6,618
Northern Trust                                     14,400                 983
Norwest                                            97,700               3,499
PNC Bank                                           38,900               1,750
Regions Financial                                  27,600               1,000
Republic New York                                  14,000                 553
State Street                                       20,800               1,135
Summit Bancorp                                     22,900                 859
Suntrust Banks                                     27,300               1,693
Synovus Financial                                  34,000                 671
U.S. Bancorp                                       95,900               3,410
Wachovia                                           26,600               2,268
Washington Mutual                                  50,000               1,687
Wells Fargo                                        11,000               3,905
                                                                  -----------
                                                                       82,949
                                                                  -----------

BEAUTY PRODUCTS - 1.6%
Alberto-Culver, Cl B                                7,300                 171
Avon Products                                      34,000                 954
Colgate-Palmolive                                  38,200               2,617
International Flavors & Fragrances                 13,900                 459
Procter & Gamble                                  173,200              12,286
                                                                  -----------
                                                                       16,487
                                                                  -----------

BROADCASTING, NEWSPAPERS &
ADVERTISING - 1.3%
Clear Channel Communications*                      32,000               1,520
Comcast, Cl A                                      47,600               2,234
Interpublic Group                                  17,600                 949
Mediaone Group*                                    78,600               3,493
Omnicom Group                                      22,000                 990
Tele-Communications, Cl A*                         65,500               2,563
Viacom, Cl B*                                      46,100               2,674
                                                                  -----------
                                                                       14,423
                                                                  -----------

BUILDING & CONSTRUCTION - 0.3%
Centex                                              7,700                 266
Fluor                                              10,600                 435
Foster Wheeler                                      5,300                  73
Halliburton                                        56,700               1,619
Kaufman & Broad Home                                5,100                 120
Owens Corning                                       7,000                 228
Pulte                                               5,500                 135
                                                                  -----------
                                                                        2,876
                                                                  -----------


                                  18     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
CHEMICALS - 1.9%
Air Products & Chemicals                           30,300         $       901
B.F. Goodrich*                                      9,400                 307
Dow Chemical                                       29,100               2,486
E.I. du Pont de Nemours                           145,800               8,183
Eastman Chemical                                   10,200                 514
FMC*                                                4,500                 232
Great Lakes Chemical                                7,600                 295
Hercules                                           12,300                 370
Monsanto                                           77,400               4,363
Morton International                               16,800                 367
Nalco Chemical                                      8,500                 251
Praxair                                            20,400                 667
Rohm & Haas                                        23,500                 654
Union Carbide                                      17,600                 759
W.R. Grace*                                         9,800                 122
                                                                  -----------
                                                                       20,471
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 0.9%
Andrew*                                            11,400                 151
Ascend Communications*                             24,900               1,133
General Instrument*                                19,400                 420
Harris                                             10,300                 330
ITT Industries                                     15,300                 518
Motorola                                           77,200               3,295
Northern Telecom                                   84,400               2,701
Scientific-Atlanta                                 10,200                 215
Tellabs*                                           25,000                 995
                                                                  -----------
                                                                        9,758
                                                                  -----------

COMPUTERS & SERVICES - 5.1%
Apple Computer*                                    17,200                 656
Cabletron Systems*                                 20,400                 230
Ceridian*                                           9,400                 539
Compaq Computer                                   213,500               6,752
Data General*                                       6,300                  69
Dell Computer*                                    166,400              10,941
Electronic Data Systems                            63,500               2,107
EMC*                                               64,300               3,677
Gateway 2000*                                      20,100               1,048
Hewlett Packard                                   133,800               7,083
IBM                                               121,800              15,590
Pitney Bowes                                       35,300               1,926
Seagate Technology*                                31,400                 787
Silicon Graphics*                                  24,400                 229
Sun Microsystems*                                  48,900               2,436
Tandy                                              13,100                 701
Unisys*                                            32,500                 739
                                                                  -----------
                                                                       55,510
                                                                  -----------

CONSUMER PRODUCTS - 0.0%
Tupperware                                          8,100                  95
                                                                  -----------

CONTAINERS & PACKAGING - 0.2%
Ball                                                3,900                 137
Crown Cork & Seal                                  16,100                 431
Owens-Illinois*                                    19,900                 498
                                                                  -----------
                                                                        1,066
                                                                  -----------

DRUGS - 10.1%
Allergan                                            8,500                 496
Alza, Cl A*                                        11,200                 486
American Home Products                            169,500               8,878
Amgen*                                             32,800               2,478


Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Bristol-Myers Squibb                              128,500         $    13,348
Eli Lilly*                                        143,000              11,199
Johnson & Johnson                                 173,700              13,592
Merck                                             154,400              20,004
Pfizer                                            168,600              17,861
Pharmacia & Upjohn                                 65,600               3,292
Schering Plough                                    94,800               9,818
Warner Lambert                                    105,800               7,988
                                                                  -----------
                                                                      109,440
                                                                  -----------

ELECTRICAL SERVICES - 2.7%
Ameren                                             17,700                 742
American Electric Power                            24,600               1,201
Baltimore Gas & Electric                           19,100                 637
Carolina Power & Light                             19,500                 901
Central & South West                               27,400                 783
Cinergy                                            20,400                 780
Consolidated Edison                                30,400               1,585
Dominion Resources of Virginia                     25,300               1,129
DTE Energy                                         18,700                 845
Duke Power                                         46,500               3,078
Edison International                               46,800               1,202
Entergy                                            31,800                 978
FirstEnergy                                        29,800                 926
FPL Group                                          23,400               1,631
GPU                                                16,500                 701
Houston Industries                                 38,200               1,189
Niagara Mohawk Power*                              24,200                 372
Northern States Power                              19,500                 547
Pacificorp                                         38,400                 737
PECO Energy                                        28,700               1,049
PG&E                                               49,300               1,575
PP&L Resources                                     19,400                 502
Public Service Enterprise Group                    30,000               1,179
Southern                                           90,100               2,652
Texas Utilities                                    36,100               1,681
Unicom                                             28,000               1,047
                                                                  -----------
                                                                       29,649
                                                                  -----------

ENTERTAINMENT - 0.7%
Harrah's Entertainment*                            13,100                 174
King World Productions*                             9,400                 246
Mirage Resorts*                                    23,200                 389
Walt Disney                                       264,100               6,685
                                                                  -----------
                                                                        7,494
                                                                  -----------

ENVIRONMENTAL SERVICES - 0.4%
Browning Ferris Industries                         23,800                 720
Waste Management Inc*                              73,000               3,509
                                                                  -----------
                                                                        4,229
                                                                  -----------

FINANCIAL SERVICES - 3.4%
American Express                                   59,600               4,626
Associates First Capital                           44,800               2,923
Bear Stearns                                       14,700                 455
Capital One Financial                               8,500                 880
Charles Schwab                                     34,500               1,358
Countrywide Credit Industries                      14,000                 583
Equifax                                            19,100                 682
FHLMC                                              87,600               4,331
FNMA                                              133,900               8,603
Franklin Resources                                 32,700                 981
Household International                            63,300               2,374
Lehman Brothers Holding                            15,300                 432
Merrill Lynch                                      44,700               2,118


                                  19     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover              77,500         $     3,337
Providian Financial*                               12,300               1,043
SLM Holding                                        22,000                 714
Transamerica                                        8,100                 859
                                                                  -----------
                                                                       36,299
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 6.6%
Adolph Coors, Cl B                                  4,700                 216
Anheuser Busch                                     62,800               3,391
Archer Daniels Midland                             81,045               1,358
Bestfoods                                          37,300               1,807
Brown Forman, Cl B                                  8,900                 534
Campbell Soup                                      58,700               2,946
Coca-Cola                                         318,900              18,377
ConAgra                                            62,000               1,670
Fortune Brands                                     22,300                 661
General Mills                                      20,400               1,428
H.J. Heinz                                         47,200               2,413
Hershey Foods                                      18,500               1,266
Kellogg                                            52,800               1,739
PepsiCo                                           192,600               5,670
Philip Morris                                     313,800              14,454
Quaker Oats                                        17,900               1,056
Ralston-Ralston Purina Group                       40,900               1,196
Sara Lee                                           60,300               3,256
Seagram                                            44,700               1,282
Unilever                                           82,700               5,065
UST                                                24,000                 710
William Wrigley Jr                                 15,000               1,139
                                                                  -----------
                                                                       71,634
                                                                  -----------

GAS/NATURAL GAS - 0.8%
Coastal                                            27,400                 925
Columbia Gas Systems                               10,800                 633
Consolidated Natural Gas                           12,400                 676
Eastern Enterprises                                 2,600                 110
Enron                                              42,400               2,239
Nicor                                               6,200                 257
Oneok                                               4,100                 139
Peoples Energy                                      4,600                 166
Sempra Energy*                                     30,899                 805
Sonat                                              14,200                 424
Williams                                           54,800               1,576
                                                                  -----------
                                                                        7,950
                                                                  -----------
GLASS PRODUCTS - 0.1%
Corning                                            30,000                 883
                                                                  -----------

HOME APPLIANCES - 0.3%
Maytag                                             12,100                 578
National Service Industries                         5,500                 175
PPG Industries                                     22,900               1,249
Raychem                                            10,800                 263
Sherwin Williams                                   22,400                 484
Snap-On Tools                                       7,600                 234
Thomas & Betts                                      7,100                 270
Whirlpool                                           9,800                 461
                                                                  -----------
                                                                        3,714
                                                                  -----------

HOTELS & LODGING - 0.1%
Hilton Hotels                                      31,900                 544
Marriott International, Cl A*                      33,000                 788
                                                                  -----------
                                                                        1,332
                                                                  -----------

HOUSEHOLD FURNITURE & FIXTURES - 0.1%
Masco                                              43,900               1,081
                                                                  -----------


Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.6%
Clorox                                             13,400         $     1,106
Gillette                                          145,100               5,550
Newell                                             20,600                 949
Stanley Works                                      11,500                 342
                                                                  -----------
                                                                        7,947
                                                                  -----------

INSURANCE - 4.3%
Aetna                                              18,800               1,307
Allstate                                          108,400               4,519
American General                                   32,800               2,095
American International Group                      135,500              10,434
Aon                                                21,800               1,406
Chubb                                              21,700               1,367
Cigna                                              27,800               1,838
Cincinnati Financial                               21,500                 661
Conseco                                            40,000               1,223
General Re                                          9,900               2,010
Hartford Financial Services Group                  30,400               1,442
Jefferson-Pilot                                    13,700                 829
Lincoln National                                   13,000               1,069
Loew's                                             14,900               1,257
Marsh & McLennan                                   33,100               1,647
MBIA                                               12,600                 676
MGIC Investment                                    14,700                 542
Progressive                                         9,400               1,060
Provident                                          17,500                 591
Safeco                                             18,200                 759
St. Paul                                           30,300                 985
Sunamerica                                         25,200               1,537
Torchmark                                          18,100                 650
Travelers Group                                   148,500               5,569
United Healthcare                                  24,900                 872
Unum                                               17,900                 889
                                                                  -----------
                                                                       47,234
                                                                  -----------

LEISURE - 0.0%
Brunswick                                          12,800                 166
Jostens                                             4,800                 100
                                                                  -----------
                                                                          266
                                                                  -----------

LUMBER & WOOD PRODUCTS - 0.0%
Louisiana Pacific                                  14,200                 289
                                                                  -----------

MACHINERY - 4.8%
Aeroquip-Vickers                                    3,600                 104
Applied Materials*                                 47,300               1,194
Baker Hughes                                       41,000                 858
Black & Decker                                     12,300                 512
Briggs & Stratton                                   3,100                 127
Case Equipment                                      9,600                 209
Caterpillar                                        47,300               2,108
Cincinnati Milacron                                 5,100                  79
Crane                                               8,900                 209
Cummins Engine                                      5,000                 149
Deere                                              32,000                 968
Dover                                              28,800                 889
Emerson Electric                                   57,200               3,561
General Electric                                  420,800              33,480
General Signal                                      5,600                 190
Harnischfeger Industries                            6,200                  70
Ingersoll Rand                                     21,400                 812
McDermott International                             7,800                 210
Nacco Industries, Cl A                              1,100                 110
Pall                                               16,000                 355
Parker Hannifin                                    14,300                 425


                                  20     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Tenneco                                            21,900         $       720
Timken                                              8,000                 121
Tyco International                                 75,300               4,160
                                                                  -----------
                                                                       51,620
                                                                  -----------

MEASURING DEVICES - 0.3%
Honeywell                                          16,300               1,044
Johnson Controls                                   10,900                 507
KLA Instruments*                                   11,200                 279
Millipore                                           5,700                 109
Perkin Elmer                                        6,300                 433
Tektronix                                           6,500                 101
Thermo Electron*                                   20,600                 310
                                                                  -----------
                                                                        2,783
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 2.2%
Abbott Laboratories                               199,440               8,661
Bausch & Lomb                                       7,200                 284
Baxter International                               36,300               2,160
Becton Dickinson                                   31,800               1,308
Biomet*                                            14,500                 503
Boston Scientific*                                 25,100               1,290
C.R. Bard                                           7,300                 269
Columbia/HCA Healthcare                            83,100               1,667
Guidant                                            19,500               1,448
HCR Manor Care*                                     8,200                 240
Healthsouth Rehabilitation*                        54,400                 575
Humana*                                            21,500                 352
Mallinckrodt                                        9,400                 191
Medtronic                                          60,600               3,507
St. Jude Medical                                   10,800                 250
Tenet Healthcare*                                  39,800               1,144
United States Surgical                              9,900                 413
                                                                  -----------
                                                                       24,262
                                                                  -----------

METALS & MINING - 0.1%
Aluminum Company of America                        24,100               1,711
Cyprus AMAX Minerals                               12,100                 160
Freeport-McMoran Copper & Gold, Cl B               23,400                 278
                                                                  -----------
                                                                        2,149
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 6.0%
3Com*                                              45,900               1,380
Adobe Systems                                       8,600                 298
Autodesk                                            6,000                 158
Automatic Data Processing                          38,900               2,908
Cendant*                                          109,900               1,278
Cisco Systems*                                    198,200              12,251
Computer Associates International                  70,500               2,609
Computer Sciences*                                 20,100               1,095
Ecolab                                             16,600                 472
First Data                                         57,700               1,356
HBO & Company*                                     55,500               1,603
Microsoft*                                        318,200              35,022
Novell*                                            45,400                 556
Oracle Systems*                                   125,700               3,661
Parametric Technology*                             34,900                 351
Shared Medical Systems                              3,400                 181
                                                                  -----------
                                                                       65,179
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 0.1%
H&R Block                                          13,500                 559
Service International                              33,100               1,055
                                                                  -----------
                                                                        1,614
                                                                  -----------


Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
OFFICE PRODUCTS & SUPPLIES - 0.0%
Ikon Office Solutions                              17,500         $       126
                                                                  -----------

OIL-DOMESTIC - 0.8%
Ashland Oil                                         9,800                 453
Atlantic Richfield                                 41,400               2,937
Pennzoil                                            6,200                 217
Phillips Petroleum                                 33,700               1,521
Sun                                                12,100                 387
Unocal                                             31,200               1,131
USX-Marathon Group                                 37,400               1,325
                                                                  -----------
                                                                        7,971
                                                                  -----------

OIL-INTERNATIONAL - 4.5%
Amerada Hess                                       11,800                 681
Amoco                                             123,900               6,675
Chevron                                            84,500               7,103
Exxon                                             316,000              22,179
Mobil                                             100,900               7,662
Texaco                                             69,900               4,382
                                                                  -----------
                                                                       48,682
                                                                  -----------

PAPER & PAPER PRODUCTS - 1.4%
Avery Dennison                                     15,100                 660
Bemis                                               6,900                 242
Boise Cascade                                       7,300                 185
Champion International                             12,400                 388
Fort James                                         28,500                 935
Georgia Pacific                                    11,900                 543
International Paper                                39,700               1,851
Kimberly-Clark                                     72,000               2,916
Mead                                               13,400                 394
Minnesota Mining & Manufacturing                   52,200               3,846
Potlatch                                            3,700                 126
Stone Container                                    13,500                 116
Temple Inland                                       7,200                 345
Union Camp                                          8,900                 350
Westvaco                                           13,100                 314
Weyerhaeuser                                       25,700               1,084
Willamette Industries                              14,400                 413
                                                                  -----------
                                                                       14,708
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 0.7%
Anadarko Petroleum                                 15,500                 609
Apache                                             12,700                 341
Burlington Resources                               22,900                 856
Helmerich & Payne                                   6,500                 137
Kerr-McGee                                          6,200                 282
Occidental Petroleum                               47,400               1,019
Oryx Energy*                                       13,700                 177
Rowan*                                             11,200                 125
Schlumberger                                       70,200               3,532
Union Pacific Resources Group                      32,400                 399
                                                                  -----------
                                                                        7,477
                                                                  -----------

PETROLEUM REFINING - 1.2%
Royal Dutch Petroleum                             276,900              13,187
                                                                  -----------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.6%
Eastman Kodak                                      41,700               3,224
Polaroid                                            5,700                 140
Xerox                                              42,400               3,593
                                                                  -----------
                                                                        6,957
                                                                  -----------


                                  21     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
PRECIOUS METALS - 0.2%
Barrick Gold                                       48,200         $       964
Battle Mountain Gold                               29,700                 180
Homestake Mining                                   27,300                 331
Newmont Mining                                     20,200                 490
Placer Dome Group                                  32,300                 446
                                                                  -----------
                                                                        2,411
                                                                  -----------

PRINTING & PUBLISHING - 1.3%
American Greetings, Cl A                            9,400                 372
Deluxe                                             10,400                 296
Dow Jones                                          12,000                 558
Gannett                                            36,700               1,966
Knight-Ridder                                      10,100                 449
McGraw-Hill                                        12,900               1,022
Meredith                                            6,800                 218
Moore                                              11,400                 120
New York Times, Cl A                               24,800                 682
R.R. Donnelley & Sons                              18,300                 644
Time Warner                                        76,300               6,681
Times Mirror, Cl A                                 11,500                 611
Tribune                                            15,800                 795
                                                                  -----------
                                                                       14,414
                                                                  -----------

PROFESSIONAL SERVICES - 0.2%
Dun & Bradstreet*                                  22,200                 599
EG&G                                                5,900                 133
Ims Health*                                        21,000               1,301
                                                                  -----------
                                                                        2,033
                                                                  -----------

RAILROADS - 0.5%
Burlington Northern Santa Fe                       61,100               1,955
CSX                                                28,300               1,190
Norfolk Southern                                   48,900               1,421
Union Pacific                                      31,900               1,360
                                                                  -----------
                                                                        5,926
                                                                  -----------

REPAIR SERVICES - 0.0%
Ryder System                                        9,600                 239
                                                                  -----------


RETAIL - 6.0%
Albertson's                                        31,700               1,716
American Stores                                    35,300               1,136
Autozone*                                          19,700                 485
Circuit City Stores                                12,800                 426
Consolidated Stores*                               13,900                 273
Costco*                                            27,900               1,322
CVS                                                49,600               2,173
Darden Restaurants                                 18,400                 294
Dayton Hudson                                      56,500               2,020
Dillards Incorporated, Cl A                        13,900                 394
Dollar General                                     23,250                 619
Federated Department Stores*                       27,200                 989
Fred Meyer*                                        19,800                 770
Gap                                                50,800               2,680
Great Atlantic & Pacific Tea                        4,900                 119
Harcourt General                                    9,200                 445
Hasbro                                             17,200                 507
Home Depot                                        189,800               7,497
J.C. Penney                                        32,400               1,456
Kmart*                                             63,000                 752
Kohls*                                             20,400                 796
Kroger*                                            33,100               1,655
Limited                                            29,300                 643
Longs Drug Stores                                   5,000                 201
Lowe's                                             45,200               1,438


Equity Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Mattel                                             37,900         $     1,061
May Department Stores                              29,800               1,535
McDonald's                                         88,800               5,300
Nordstrom                                          19,700                 488
Pep Boys-Manny, Moe & Jack                          8,200                 110
Rite Aid                                           33,300               1,182
Sears Roebuck                                      50,500               2,231
TJX                                                41,300                 736
Toys `R' Us*                                       36,000                 583
Tricon Global Restaurants*                         19,700                 768
Venator Group*                                     17,400                 151
Wal-Mart Stores                                   290,100              15,847
Walgreen                                           64,100               2,824
Wendy's International                              17,000                 377
Winn Dixie Stores                                  19,200                 714
                                                                  -----------
                                                                       64,713
                                                                  -----------

RUBBER & PLASTIC - 0.5%
Armstrong World Industries                          5,200                 278
Cooper Tire & Rubber                               10,200                 184
Goodyear Tire & Rubber                             20,300               1,043
Illinois Tool Works                                32,300               1,760
Nike, Cl B                                         37,200               1,369
Rubbermaid                                         19,300                 462
Sealed Air*                                        10,800                 344
                                                                  -----------
                                                                        5,440
                                                                  -----------

SEMICONDUCTORS/INSTRUMENTS - 2.3%
Advanced Micro Devices*                            18,500                 343
AMP                                                28,000               1,001
Intel                                             219,000              18,779
LSI Logic*                                         18,200                 230
Micron Technology*                                 27,500                 837
National Semiconductor*                            21,200                 205
Rockwell International                             25,400                 918
Texas Instruments                                  50,400               2,659
                                                                  -----------
                                                                       24,972
                                                                  -----------

SPECIALTY MACHINERY - 0.3%
CBS*                                               92,700               2,248
Cooper Industries                                  15,600                 636
                                                                  -----------
                                                                        2,884
                                                                  -----------

STEEL & STEEL WORKS - 0.4%
Alcan Aluminium                                    29,400                 689
Allegheny Teledyne                                 25,400                 452
Armco*                                             13,900                  70
Asarco                                              5,100                  98
Bethlehem Steel*                                   16,600                 137
Engelhard                                          18,700                 331
Inco                                               21,400                 219
Nucor                                              11,400                 463
Phelps Dodge                                        7,600                 397
Reynolds Metals                                     9,300                 473
USX-U.S. Steel Group                               11,200                 267
Worthington Industries                             12,500                 156
                                                                  -----------
                                                                        3,752
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 8.8%
Air-Touch Communications*                          73,900               4,212
Alltel                                             35,400               1,677
Ameritech                                         142,100               6,732
AT&T                                              234,100              13,680
Bell Atlantic                                     200,500               9,712
BellSouth                                         127,900               9,624
Frontier                                           22,100                 605


                                  22     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Equity Index Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
GTE                                               124,300         $     6,837
Lucent Technologies*                              169,400              11,699
MCI WorldCom*                                     248,360              12,139
Nextel Communications, Cl A*                       35,300                 713
SBC Communications                                237,500              10,554
Sprint                                             55,600               4,003
US West                                            64,800               3,398
                                                                  -----------
                                                                       95,585
                                                                  -----------

TRANSPORTATION - 0.0%
Laidlaw                                            42,400                 400
                                                                  -----------

WHOLESALE - 0.4%
Cardinal Health                                    17,200               1,776
Genuine Parts                                      23,100                 694
Sigma Aldrich                                      13,000                 375
SUPERVALU                                          15,500                 361
Sysco                                              43,600               1,027
W.W. Grainger                                      12,600                 531
                                                                  -----------
                                                                        4,764
                                                                  -----------
TOTAL COMMON STOCKS
    (Cost $721,508)                                                 1,049,923
                                                                  -----------

U.S. TREASURY OBLIGATION - 0.3%
U.S. Treasury Bill
    4.350%, 12/10/98 (A)                      $     3,200               3,174
                                                                  -----------

TOTAL U.S. TREASURY OBLIGATION
    (Cost $3,172)                                                       3,174
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 3.0%
First American Prime
    Obligations Fund (B)                       32,172,808              32,173
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $32,173)                                                     32,173
                                                                  -----------

TOTAL INVESTMENTS - 99.9%
    (Cost $756,853)                                                 1,085,270
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.1% (C)                            1,390
                                                                  -----------


NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 48,379,124 outstanding shares                             655,397
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 2,232,798 outstanding shares                               42,516
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 2,153,175 outstanding shares                               40,143
Undistributed net investment income                                       397
Accumulated net realized gain on investments                           19,985
Net unrealized appreciation of investments and
    open futures contracts                                            328,222
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $ 1,086,660
                                                                  -----------


Equity Index Fund (concluded)
DESCRIPTION                                                             VALUE
-----------------------------------------------------------------------------
Net asset value, offering price, and redemption
   price per share--Class Y                                       $     20.60
                                                                  -----------
Net asset value and redemption
   price per share--Class A                                       $     20.61

Maximum sales charge of 4.50% (1)                                        0.97
                                                                  -----------
Offering price per share--Class A                                 $     21.58
                                                                  -----------
Net asset value and offering
   price per share--Class B (2)                                   $     20.49
                                                                  -----------

* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Security has been deposited as initial margin on open futures contracts.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $   438,811
        Payable upon return of securities on loan                 $  (438,811)

Cl--Class
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                  23     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Large Cap Growth Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.0%
AEROSPACE & DEFENSE - 1.1%
Boeing                                            260,000         $     8,921
                                                                  -----------

AUTOMOTIVE - 1.5%
Ford Motor                                        271,000              12,720
                                                                  -----------

BANKS - 8.9%
Bank of New York                                  286,000               7,829
BankAmerica                                       200,000              12,025
Citicorp                                           81,200               7,546
First Union                                       275,000              14,077
Mellon Bank                                       240,000              13,215
National City                                     159,420              10,512
Washington Mutual                                 257,000               8,674
                                                                  -----------
                                                                       73,878
                                                                  -----------

BEAUTY PRODUCTS - 1.8%
Procter & Gamble                                  209,000              14,826
                                                                  -----------

CHEMICALS - 5.0%
E.I. du Pont de Nemours                           309,000              17,343
Monsanto                                          435,000              24,523
                                                                  -----------
                                                                       41,866
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 5.9%
Ascend Communications*                            226,100              10,288
Lucent Technologies                               145,000              10,014
Nokia, ADR                                        286,000              22,433
Tellabs*                                          151,000               6,012
                                                                  -----------
                                                                       48,747
                                                                  -----------

COMPUTERS & SERVICES - 7.3%
Cisco Systems*                                    540,000              33,379
Compaq Computer                                    75,000               2,372
Electronic Data Systems                           558,000              18,519
EMC*                                              125,000               7,148
                                                                  -----------
                                                                       61,418
                                                                  -----------

DRUGS - 7.2%
Johnson & Johnson                                 242,150              18,948
Merck                                             105,000              13,604
Pfizer                                            260,000              27,544
                                                                  -----------
                                                                       60,096
                                                                  -----------

ENTERTAINMENT - 1.6%
Cox Communications*                               247,000              13,492
                                                                  -----------

FINANCIAL SERVICES - 8.3%
American Express                                  163,400              12,684
Associates First Capital                          124,000               8,091
FNMA                                              416,700              26,773
Franklin Resources                                 80,000               2,400
Morgan Stanley, Dean Witter, Discover             132,550               5,708
Simon Property Group                              451,260              13,425
                                                                  -----------
                                                                       69,081
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 4.0%
PepsiCo                                           276,000               8,125
Philip Morris                                     312,000              14,371
Sara Lee                                          194,000              10,476
                                                                  -----------
                                                                       32,972
                                                                  -----------


Large Cap Growth Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------

GAS/NATURAL GAS - 3.0%
Enron                                             470,000         $    24,822
                                                                  -----------

HOUSEHOLD PRODUCTS - 2.8%
Kimberly-Clark                                    225,000               9,112
Newell                                            310,000              14,279
                                                                  -----------
                                                                       23,391
                                                                  -----------

INSURANCE - 0.8%
American International Group                       90,000               6,930
                                                                  -----------


INTERNET SOFTWARE - 1.3%
America Online*                                    95,000              10,569
                                                                  -----------

MACHINERY - 1.4%
General Electric                                  147,000              11,696
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 6.4%
Boston Scientific*                                171,800               8,826
Medtronic                                         287,000              16,610
St. Jude Medical                                  348,000               8,047
United Healthcare                                 563,000              19,705
                                                                  -----------
                                                                       53,188
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 5.8%
Ecolab                                            440,000              12,512
HBO & Company*                                    315,000               9,096
Microsoft*                                        163,600              18,006
Sungard Data Systems*                             267,700               8,433
                                                                  -----------
                                                                       48,047
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 1.8%
Service International                             467,000              14,886
                                                                  -----------

OIL-INTERNATIONAL - 5.0%
Amoco                                             252,000              13,576
Exxon                                             210,340              14,763
Mobil                                             171,400              13,016
                                                                  -----------
                                                                       41,355
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 2.6%
Anadarko Petroleum                                100,000               3,931
Schlumberger                                      223,200              11,230
Transocean Offshore                               180,000               6,244
                                                                  -----------
                                                                       21,405
                                                                  -----------

PHARMACEUTICAL - 0.9%
Biochem Pharmaceuticals*                          435,000               7,993
                                                                  -----------

PROFESSIONAL SERVICES - 1.5%
ServiceMaster                                     568,500              12,436
                                                                  -----------

RAILROADS - 1.1%
Union Pacific                                     218,900               9,331
                                                                  -----------

RETAIL - 1.9%
Autozone*                                         265,000               6,526
Gap                                               100,000               5,275
McDonald's                                         70,000               4,178
                                                                  -----------
                                                                       15,979
                                                                  -----------


                                  24     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Large Cap Growth Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
SERVICES-PREPACKAGED SOFTWARE - 2.1%
Peoplesoft*                                       538,000         $    17,552
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 5.0%
Air-Touch Communications*                         200,000              11,400
MCI WorldCom*                                     413,000              20,185
Nextel Communications, Cl A*                      505,000              10,195
                                                                  -----------
                                                                       41,780
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $558,379)                                                   799,377
                                                                  -----------

PREFERRED CONVERTIBLE STOCKS - 2.2%
Air-Touch Communications, Cl B                    141,700              11,549
Air-Touch Communications, Cl C                    143,100               6,726
                                                                  -----------

TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $11,640)                                                     18,275
                                                                  -----------

CONVERTIBLE BOND - 0.4%
Danka Business, 34.3348 Shares
    6.750%, 04/01/02                          $     4,615               2,994
                                                                  -----------

TOTAL CONVERTIBLE BOND
    (Cost $5,944)                                                       2,994
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 1.4%
First American Prime
    Obligations Fund (A)                       11,748,417              11,748
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (COST $11,748)                                                     11,748
                                                                  -----------

TOTAL INVESTMENTS - 100.0%
    (COST $587,711)                                                   832,394
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.0% (B)                             (126)
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 41,736,470 outstanding shares                             396,967
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 8,675,536 outstanding shares                               85,783
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 696,127 outstanding shares                                  9,573
Undistributed net investment income                                       806
Accumulated net realized gain on investments                           94,456
Net unrealized appreciation of investments                            244,683
                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   832,268
                                                                  -----------


Large Cap Growth Fund (concluded)
DESCRIPTION                                                             VALUE
-----------------------------------------------------------------------------
Net asset value, offering price, and redemption
   price per share--Class Y                                       $     16.30
                                                                  -----------

Net asset value and redemption
   price per share--Class A                                       $     16.25

Maximum sales charge of 4.50% (1)                                        0.77
                                                                  -----------

Offering price per share--Class A                                 $     17.02
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     16.06
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $   275,471
        Payable upon return of securities on loan                 $  (275,471)

ADR--American Depository Receipt
Cl--Class
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                  25     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Large Cap Value Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 95.7%
AEROSPACE & DEFENSE - 4.3%
Raytheon, Cl A                                    607,640         $    31,483
Boeing                                            927,100              31,811
                                                                  -----------
                                                                       63,294
                                                                  -----------

AUTOMOTIVE - 0.3%
Ford Motor                                         85,000               3,990
                                                                  -----------

BANKS - 9.5%
BankAmerica                                        40,000               2,405
BankBoston                                        653,800              21,575
Chase Manhattan                                   474,800              20,535
Citicorp                                          245,700              22,835
First Union                                       188,416               9,645
KeyCorp                                           962,600              27,795
Mellon Bank                                       641,800              35,339
                                                                  -----------
                                                                      140,129
                                                                  -----------

CHEMICALS - 6.3%
Air Products & Chemicals                           42,400               1,261
E.I. du Pont de Nemours                           601,000              33,731
PPG Industries                                    465,600              25,404
Praxair                                           992,500              32,442
                                                                  -----------
                                                                       92,838
                                                                  -----------

COMPUTER COMMUNICATIONS
  EQUIPMENT - 2.5%
3Com*                                           1,239,400              37,259
                                                                  -----------

COMPUTERS & SERVICES - 10.6%
Electronic Data Systems                         1,131,100              37,538
IBM                                               354,878              45,424
Seagate Technology*                             1,426,500              35,752
Sun Microsystems*                                 769,500              38,331
                                                                  -----------
                                                                      157,045
                                                                  -----------
CONTAINERS & PACKAGING - 1.0%
Bemis                                             408,600              14,327
                                                                  -----------


COSMETICS/TOILETRIES - 0.1%
Procter & Gamble                                   25,000               1,773
                                                                  -----------

DIVERSIFIED INDUSTRY - 0.2%
Allied Signal                                      90,000               3,184
                                                                  -----------

DRUGS - 6.2%
American Home Products                            818,500              42,869
Johnson & Johnson                                  45,000               3,521
Merck                                              40,000               5,182
Pharmacia & Upjohn                                789,200              39,608
                                                                  -----------
                                                                       91,180
                                                                  -----------
ELECTRICAL SERVICES - 1.2%
Southern                                          615,700              18,125
                                                                  -----------


Large Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
ELECTRICAL SERVICES - 0.3%
FPL Group                                          60,000         $     4,181
                                                                  -----------

ELECTRICAL EQUIPMENT - 1.3%
General Electric                                   60,000               4,774
W.W. Grainger                                     349,400              14,718
                                                                  -----------
                                                                       19,492
                                                                  -----------

ELECTRONICS - 2.3%
Motorola                                          812,500              34,684
                                                                  -----------

EXPLORATION / DRILLING - 1.9%
Global Marine*                                    192,100               2,125
Newfield Exploration*                             157,300               3,539
R&B Falcon*                                       164,020               1,968
Royal Dutch Petroleum                             429,900              20,474
                                                                  -----------
                                                                       28,106
                                                                  -----------

FINANCIAL SERVICES - 4.6%
American Express                                  469,600              36,453
Associates First Capital                           42,277               2,759
Bear Stearns                                       86,610               2,679
FNMA                                              162,300              10,428
Household International                           406,500              15,244
                                                                  -----------
                                                                       67,563
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 0.2%
Philip Morris                                      70,000               3,224
                                                                  -----------


FOOD PRODUCERS - 6.6%
ConAgra                                           867,100              23,358
General Mills                                     623,300              43,631
Sara Lee                                          579,100              31,271
                                                                  -----------
                                                                       98,260
                                                                  -----------

GAS/NATURAL GAS - 0.2%
Enron                                              60,000               3,169
                                                                  -----------

HOUSEHOLD PRODUCTS - 2.4%
Kimberly-Clark                                    862,300              34,923
                                                                  -----------

INSURANCE - 6.2%
Aetna                                             352,500              24,499
AMBAC                                             495,700              23,794
Chubb                                              40,000               2,520
Cigna                                             516,000              34,121
Travelers Group                                   167,299               6,274
                                                                  -----------
                                                                       91,208
                                                                  -----------

MACHINERY - 0.9%
Case Equipment                                    580,400              12,624
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 4.5%
Abbott Laboratories                               102,800               4,465
Columbia/HCA Healthcare                         1,486,400              29,821
United Healthcare                                 940,200              32,907
                                                                  -----------
                                                                       67,193
                                                                  -----------


                                  26     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS
Large Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
METALS & MINING - 0.1%
Aluminum Company of America                        20,000         $     1,420
                                                                  -----------

MULTI-INDUSTRY - 1.6%
Minnesota Mining & Manufacturing                  322,700              23,779
                                                                  -----------

OIL-INTERNATIONAL - 7.8%
Elf Aquitaine, ADR                                575,000              35,758
Exxon                                             392,100              27,521
Mobil                                             303,800              23,070
Texaco                                            470,200              29,476
                                                                  -----------
                                                                      115,825
                                                                  -----------

RAILROADS - 1.9%
Union Pacific                                     655,700              27,949
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 1.2%
Meditrust                                       1,061,629              18,114
                                                                  -----------

RETAIL - 1.4%
Federated Department Stores*                       98,600               3,587
Sears Roebuck                                     389,000              17,189
                                                                  -----------
                                                                       20,776
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 8.2%
AirTouch Communications*                           70,000               3,990
AT&T                                              418,300              24,444
Bell Atlantic                                     907,912              43,977
BellSouth                                          47,000               3,537
Deutsche Telekom, ADR                           1,015,100              29,882
GTE                                                60,000               3,300
SBC Communications                                262,800              11,678
                                                                  -----------
                                                                      120,808
                                                                  -----------
TOTAL COMMON STOCKS
    (Cost $1,324,486)                                               1,416,442
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 3.8%
First American Prime
    Obligations Fund (A)                       56,525,483              56,525
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $56,525)                                                     56,525
                                                                  -----------

TOTAL INVESTMENTS - 99.5%
    (Cost $1,381,011)                                               1,472,967
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.5% (B)                            7,666
                                                                  -----------


Large Cap Value Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 55,915,016 outstanding shares                         $   987,077
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 7,616,405 outstanding shares                              129,496
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 2,532,580 outstanding shares                               57,316
Undistributed net investment income                                       491
Accumulated net realized gain on investments                          214,297
Net unrealized appreciation of investments                             91,956

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $ 1,480,633
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     22.42
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     22.39

Maximum sales charge of 4.50% (1)                                        1.06
                                                                  -----------
Offering price per share--Class A                                 $     23.45
                                                                  -----------

Net asset value and offering price
   per share--Class B  (2)                                        $     22.21
                                                                  -----------


*Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $   432,766
        Payable upon return of securities on loan                 $  (432,766)

ADR--American Depository Receipt
AMBAC--American Municipal Bond Assurance
Company Cl--Class
FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                  27     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                                            BALANCED   EQUITY INCOME      EQUITY INDEX
                                                                FUND            FUND              FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $   17,249+       $  3,182+        $   2,248+
Dividends                                                      5,538          11,100            14,762
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       22,787          14,282            17,010
======================================================================================================
EXPENSES:
Investment advisory fees                                       4,181           2,808             6,945
Less: Waiver of investment advisory fees                        (575)           (467)           (5,216)
Administrator fees                                               658             442             1,092
Transfer agent fees                                              245              54               203
Amortization of organizational costs                               1               2                --
Custodian fees                                                   179             120               298
Directors' fees                                                   10               7                15
Registration fees                                                 20               3                35
Professional fees                                                 21              14                34
Printing                                                          27              18                47
Distribution fees - Class A                                      122              25                91
Distribution fees - Class B                                      570              79               352
Other                                                             11               8                20
------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                             5,470           3,113             3,916
======================================================================================================
Investment income - net                                       17,317          11,169            13,094
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain on investments                              64,326          21,440            45,838
Net realized loss on futures contracts                            --              --            (1,079)
Net change in unrealized appreciation (depreciation) of
 investments                                                 (76,426)          1,279            10,202
Net change in unrealized depreciation
 of futures contracts                                             --              --              (147)
------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                               (12,100)         22,719            54,814
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                $    5,217        $ 33,888         $  67,908
======================================================================================================

 + Includes income from securities lending program. See the Notes to the Financial Statements for additional information.




The accompanying notes are an integral part of the financial statements.

                              28    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

    LARGE CAP       LARGE CAP
  GROWTH FUND      VALUE FUND
-----------------------------

   $    2,499+     $    7,498+
        9,893          25,727
-----------------------------
       12,392          33,225
=============================

        5,350          10,558
         (501)         (1,177)
          842           1,661
           87             350
            1              --
          230             453
           12              25
           16              15
           27              52
           35             101
          102             219
          109             613
           17              31
-----------------------------
        6,327          12,901
=============================
        6,065          20,324
-----------------------------


       95,953         214,528
           --              --

     (113,637)       (372,822)

           --              --
-----------------------------
      (17,684)       (158,294)
=============================

   $  (11,619)       (137,970)
=============================


                              29    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS


                                                                                      BALANCED                    EQUITY
                                                                                          FUND               INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                                          10/1/97      10/1/96      10/1/97      10/1/96
                                                                               to           to           to           to
                                                                          9/30/98      9/30/97      9/30/98      9/30/97
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                $    17,317   $  12,335    $  11,169    $   6,502
Net realized gain on investments                                            64,326      41,325       21,440       21,119
Net realized gain (loss) on futures contracts                                   --          --           --           --
Net change in unrealized appreciation (depreciation) of investments        (76,426)     44,532        1,279       27,751
Net change in unrealized depreciation of futures contracts                      --          --           --           --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              5,217      98,192       33,888       55,372
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                  (14,657)    (11,095)     (10,657)      (6,071)
  Class A                                                                   (1,407)       (721)        (268)        (120)
  Class B                                                                   (1,183)       (589)        (143)        (111)
Net realized gain on investments:
  Class Y                                                                  (31,658)    (14,766)     (20,162)      (1,790)
  Class A                                                                   (2,532)       (962)        (524)         (68)
  Class B                                                                   (3,406)       (854)        (372)        (106)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        (54,843)    (28,987)     (32,126)      (8,266)
========================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                      126,347      94,094       47,160       25,317
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                  --          --           --      265,585
  Shares issued in connection with acquisition
   of Qualivest Fund (FAIF Asset Allocation for Balanced Fund)              94,226          --           --           --
  Shares issued in connection with acquisition of Piper Fund                    --          --           --           --
  Reinvestment of distributions                                             44,419      25,618        3,510          358
  Payments for redemptions                                                (188,151)    (94,297)     (63,003)     (30,860)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                 76,841      25,415      (12,333)     260,400
------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                       17,972      10,369       18,729        7,046
  Shares issued in connection with acquisition of Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                                 2,346          --           --           --
  Shares issued in connection with acquisition of Piper Fund                43,884          --           --           --
  Reinvestment of distributions                                              3,794       1,632          554          154
  Payments for redemptions                                                 (16,652)     (4,969)     (15,324)      (3,548)
------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class A transactions                            51,344       7,032        3,959        3,652
------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                       18,038      24,636        2,710        2,145
  Shares issued in connection with acquisition of Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                                 5,078          --           --           --
  Reinvestment of distributions                                              4,414       1,396          492          206
  Payments for redemptions                                                  (7,174)     (2,836)      (1,228)        (636)
------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                            20,356      23,196        1,974        1,715
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                              148,541      55,643       (6,400)     265,767
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     98,915     124,848       (4,638)     312,873
NET ASSETS AT BEGINNING OF PERIOD                                          494,103     369,255      383,814       70,941
========================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                        $   593,018   $ 494,103    $ 379,176    $ 383,814
========================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y:
    Shares issued                                                            8,578       6,716        2,946        1,790
    Shares issued in connection with the acquisition
     of Common Trust Fund Assets                                                --          --           --       18,802
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                               6,642          --           --           --
    Shares issued in connection with acquisition of Piper Fund                  --          --           --           --
    Shares issued in lieu of cash distributions                              3,127       1,874          228           25
    Shares redeemed                                                        (12,936)     (6,796)      (3,892)      (2,157)
------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                 5,411       1,794         (718)      18,460
========================================================================================================================
  Class A:
    Shares issued                                                            1,223         729        1,181          497
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                                 166          --           --           --
    Shares issued in connection with acquisition of Piper Fund               3,018          --           --           --
    Shares issued in lieu of cash distributions                                267         119           36           11
    Shares redeemed                                                         (1,172)       (344)        (979)        (248)
------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                 3,502         504          238          260
========================================================================================================================
  Class B:
    Shares issued                                                            1,233       1,759          169          155
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                                 360          --           --           --
    Shares issued in lieu of cash distributions                                313         102           32           15
    Shares redeemed                                                           (492)       (202)         (77)         (45)
------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                 1,414       1,659          124          125
========================================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                 10,327       3,957         (356)      18,845
========================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                         EQUITY
                                                                                     INDEX FUND
 ----------------------------------------------------------------------------------------------
                                                                           10/1/97      10/1/96
                                                                                to           to
                                                                           9/30/98      9/30/97
 ----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                 $   13,094    $   7,408
Net realized gain on investments                                            45,838       16,563
Net realized gain (loss) on futures contracts                               (1,079)       2,759
Net change in unrealized appreciation (depreciation) of investments         10,202      129,164
Net change in unrealized depreciation of futures contracts                    (147)         (48)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             67,908      155,846
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                  (12,321)      (7,188)
  Class A                                                                     (402)        (138)
  Class B                                                                     (155)         (92)
Net realized gain on investments:
  Class Y                                                                  (39,689)      (9,833)
  Class A                                                                   (1,395)        (187)
  Class B                                                                   (1,890)        (245)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        (55,852)     (17,683)
===============================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                      294,141      134,912
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                  --           --
  Shares issued in connection with acquisition
   of Qualivest Fund (FAIF Asset Allocation for Balanced Fund)             345,903           --
  Shares issued in connection with acquisition of Piper Fund                    --           --
  Reinvestment of distributions                                             46,426       15,628
  Payments for redemptions                                                (261,290)     (72,939)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                425,180       77,601
-----------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                       86,010       10,915
  Shares issued in connection with acquisition of Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                                 5,782           --
  Shares issued in connection with acquisition of Piper Fund                    --           --
  Reinvestment of distributions                                              1,588          299
  Payments for redemptions                                                 (62,121)      (4,435)
-----------------------------------------------------------------------------------------------
Increase in net assets from Class A transactions                            31,259        6,779
-----------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                       22,783       12,706
  Shares issued in connection with acquisition of Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                                    --           --
  Reinvestment of distributions                                              1,990          333
  Payments for redemptions                                                  (3,576)      (1,626)
-----------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                            21,197       11,413
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                              477,636       95,793
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    489,692      233,956
NET ASSETS AT BEGINNING OF PERIOD                                          596,968      363,012
===============================================================================================
NET ASSETS AT END OF PERIOD (2)                                         $1,086,660    $ 596,968
===============================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y:
    Shares issued                                                           13,918        7,433
    Shares issued in connection with the acquisition
      of Common Trust Fund Assets                                               --           --
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                              17,735           --
    Shares issued in connection with acquisition of Piper Fund                  --           --
    Shares issued in lieu of cash distributions                              2,375          917
    Shares redeemed                                                        (12,513)      (4,009)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                21,515        4,341
===============================================================================================
  Class A:
    Shares issued                                                            4,002          607
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                                 296           --
    Shares issued in connection with acquisition of Piper Fund                  --           --
    Shares issued in lieu of cash distributions                                 81           18
    Shares redeemed                                                         (2,916)        (257)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                 1,463          368
===============================================================================================
  Class B:
    Shares issued                                                            1,068          687
    Shares issued in connection with acquisition of Qualivest Fund
     (FAIF Asset Allocation for Balanced Fund)                                  --           --
    Shares issued in lieu of cash distributions                                104           20
    Shares redeemed                                                           (167)         (93)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                 1,005          614
===============================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                 23,983        5,323
===============================================================================================



                              30    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                      LARGE CAP                         LARGE CAP
                    GROWTH FUND                        VALUE FUND
     ------------------------------------------------------------
         10/1/97        10/1/96          10/1/97          10/1/96
              to             to               to               to
         9/30/98        9/30/97          9/30/98          9/30/97
     ------------------------------------------------------------

      $    6,065      $   3,987       $   20,324       $   11,503
          95,953         56,183          214,528          166,898
              --             --               --               --
        (113,637)        83,459         (372,822)         104,252
              --             --               --               --
     ------------------------------------------------------------
         (11,619)       143,629         (137,970)         282,653
     ------------------------------------------------------------

          (5,203)        (4,005)         (18,581)         (11,699)
            (150)           (57)          (1,171)            (419)
             (16)           (12)            (318)            (253)

         (53,851)        (4,541)        (143,987)         (36,144)
          (1,066)          (113)          (5,825)          (1,898)
            (757)          (123)          (7,436)          (2,030)
     ------------------------------------------------------------
         (61,043)        (8,851)        (177,318)         (52,443)
      ===========================================================

         176,400         54,925          377,320          369,573

              --        360,927          265,740          177,039

              --             --          161,636               --
              --             --           14,861               --
          11,815          2,499           96,891           30,785
        (137,884)       (93,542)        (482,975)        (165,426)
     ------------------------------------------------------------
          50,331        324,809          433,473          411,971
     ------------------------------------------------------------

          44,694         17,452           37,943           35,133      (2)Includes undistributed
              --             --            9,139               --         (distribution in excess of) net
         170,289             --          122,208               --         investment income (000) of $366
             833            139            7,470            2,180         and $296 for Balanced Fund,
         (66,502)       (13,295)         (29,938)         (18,329)        $414 and $311 for Equity Income
     ------------------------------------------------------------         Fund, $397 and $185 for Equity
         149,314          4,296          146,822           18,984         Index Fund, $806 and $109 for
     ------------------------------------------------------------         Large Cap Growth Fund, $491
                                                                          and $245 for Large Cap Value
           3,504          2,391           16,274           22,592         Fund, at September 30, 1998 and
              --             --               --               --         September 30, 1997, respectively.
             759            130            7,540            2,232
          (1,633)          (742)          (7,250)          (4,414)
     ------------------------------------------------------------
           2,630          1,779           16,564           20,410
     ------------------------------------------------------------

         202,275        330,884          596,859          451,365
     ------------------------------------------------------------
         129,613        465,662          281,571          681,575
         702,655        236,993        1,199,062          517,487
      ===========================================================
      $  832,268      $ 702,655       $1,480,633       $1,199,062
      ===========================================================

          10,313          3,578           15,252           15,111

              --         24,454           10,794            7,432
              --             --            6,653               --
              --             --              595               --
             740            172            4,041            1,318
          (7,929)        (6,125)         (19,513)          (6,620)
     ------------------------------------------------------------
           3,124         22,079           17,822           17,241
      ===========================================================

           2,551          1,125            1,492            1,344
              --             --              376               --
           9,268             --            4,904               --
              52             10              312               94
          (3,877)          (843)          (1,222)            (702)
     ------------------------------------------------------------
           7,994            292            5,862              736
      ===========================================================

             199            157              637              916
              --             --               --               --
              49              9              318               97
             (95)           (49)            (294)            (178)
     ------------------------------------------------------------
             153            117              661              835


          11,271         22,488           24,345           18,812
       ==========================================================


                              31    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   REALIZED AND
                       NET ASSET                     UNREALIZED      DIVIDENDS
                           VALUE            NET        GAINS OR       FROM NET    DISTRIBUTIONS
                       BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                       OF PERIOD         INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------------
BALANCED FUND
Class Y
 1998                 $  15.43       $  0.44         $ (0.30)       $ (0.44)        $ (1.12)
 1997                    13.15          0.42            2.86          (0.42)          (0.58)
 1996                    12.13          0.42            1.43          (0.42)          (0.41)
 1995                    10.54          0.40            1.73          (0.39)          (0.15)
 1994(1)                 10.86          0.25           (0.32)         (0.25)             --
Class A
 1998                 $  15.41       $  0.40         $ (0.30)       $ (0.41)        $ (1.12)
 1997                    13.14          0.39            2.85          (0.39)          (0.58)
 1996                    12.12          0.39            1.43          (0.39)          (0.41)
 1995                    10.54          0.38            1.72          (0.37)          (0.15)
 1994                    10.73          0.34           (0.02)         (0.34)          (0.17)
Class B
 1998                 $  15.36       $  0.30         $ (0.31)       $ (0.30)        $ (1.12)
 1997                    13.10          0.29            2.84          (0.29)          (0.58)
 1996                    12.09          0.31            1.42          (0.31)          (0.41)
 1995                    10.53          0.29            1.71          (0.29)          (0.15)
 1994(2)                 10.66          0.06           (0.12)         (0.07)             --
-----------------------------------------------------------------------------------------------
EQUITY INCOME FUND
Class Y
 1998                 $  15.70       $  0.46         $  0.88        $ (0.45)        $ (0.85)
 1997                    12.66          0.43            3.40          (0.44)          (0.35)
 1996                    11.24          0.42            1.43          (0.42)          (0.01)
 1995                     9.89          0.41            1.35          (0.41)             --
 1994(3)                  9.90          0.07           (0.03)         (0.05)             --
Class A
 1998                 $  15.69       $  0.41         $  0.86        $ (0.41)        $ (0.85)
 1997                    12.65          0.40            3.40          (0.41)          (0.35)
 1996                    11.24          0.39            1.42          (0.39)          (0.01)
 1995                     9.89          0.41            1.33          (0.39)             --
 1994(4)                  9.87          0.41              --          (0.39)             --
 1993(5)(6)              10.00          0.57           (0.14)         (0.56)             --
Class B
 1998                 $  15.62       $  0.30         $  0.87        $ (0.29)        $ (0.85)
 1997                    12.61          0.29            3.37          (0.30)          (0.35)
 1996                    11.20          0.31            1.42          (0.31)          (0.01)
 1995                     9.88          0.33            1.32          (0.33)             --
 1994(2)                  9.87          0.04            0.02          (0.05)             --
-----------------------------------------------------------------------------------------------
EQUITY INDEX FUND
Class Y
 1998                 $  20.74       $  0.29         $  1.40        $ (0.29)        $ (1.54)
 1997                    15.47          0.29            5.70          (0.29)          (0.43)
 1996                    13.34          0.31            2.31          (0.31)          (0.18)
 1995                    10.67          0.28            2.75          (0.27)          (0.09)
 1994(1)                 10.85          0.20           (0.18)         (0.20)             --
Class A
 1998                 $  20.76       $  0.24         $  1.39        $ (0.24)        $ (1.54)
 1997                    15.49          0.12            5.70          (0.12)          (0.43)
 1996                    13.35          0.27            2.32          (0.27)          (0.18)
 1995                    10.68          0.25            2.76          (0.25)          (0.09)
 1994                    10.60          0.25            0.09          (0.25)          (0.01)
Class B
 1998                 $  20.67       $  0.09         $  1.36        $ (0.09)        $ (1.54)
 1997                    15.43          0.12            5.67          (0.12)          (0.43)
 1996                    13.30          0.17            2.31          (0.17)          (0.18)
 1995                    10.66          0.23            2.68          (0.18)          (0.09)
 1994(2)                 10.68          0.01            0.04          (0.07)             --
-----------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(1)Class Y (formerly Institutional Class C shares) have been offered since February 4, 1994. All ratios for the period have been annualized.
(2)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(3)Class Y (formerly Institutional Class C shares) have been offered since August 2, 1994. All ratios for the period have been annualized.
(4)On April 28, 1994 the board of directors approved a change in this fund's fiscal year end from November 30 to September 30, effective September 30, 1994. On April 28, 1994 the shareholders of the fund approved a change in the advisor from Boulevard National Bank to U.S. National Bank Association, formerly First Bank N.A. All ratios have been annualized.
(5)For the period ended November 30.
(6)Commenced operations on December 18, 1992. All ratios for the period have been annualized.

                              32    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                                                                                        RATIO OF
                                                                     RATIO OF NET    EXPENSES TO
       NET ASSET                                        RATIO OF       INVESTMENT        AVERAGE
           VALUE                      NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF          TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD     RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
-------------------------------------------------------------------------------------------------------------

      $  14.01          1.03%        $455,426           0.80%            3.01%           0.90%         103%
         15.43         26.17          418,087           0.80             2.99            0.88           84
         13.15         15.89          332,786           0.80             3.31            0.89           73
         12.13         20.89          192,145           0.79             3.61            0.94           77
         10.54         (0.64)+        125,285           0.75             3.51            1.05           98

      $  13.98          0.72%        $ 78,269           1.05%            2.82%           1.15%         103%
         15.41         25.80           32,309           1.05             2.74            1.13           84
         13.14         15.61           20,927           1.05             3.05            1.14           73
         12.12         20.57           15,288           0.99             3.41            1.19           77
         10.54          3.02           13,734           0.77             2.63            1.24           98

      $  13.93         (0.02)%       $ 59,323           1.80%            2.02%           1.90%         103%
         15.36         24.93           43,707           1.80             1.99            1.88           84
         13.10         14.78           15,542           1.80             2.32            1.89           73
         12.09         19.58            3,120           1.79             2.60            1.94           77
         10.53         (0.55)+            270           1.75             2.80            2.05           98
-------------------------------------------------------------------------------------------------------------


      $  15.74          8.85%        $359,588           0.75%            2.81%           0.87%          14%
         15.70         31.45          369,919           0.75             3.12            0.92           39
         12.66         16.79           64,590           0.75             3.50            0.95           23
         11.24         18.24           52,126           0.75             4.11            1.06           23
          9.89          0.45+          17,489           0.75             5.61            1.14          108

      $  15.70          8.38%        $ 11,018           1.00%            2.58%           1.12%          14%
         15.69         31.16            7,276           1.00             2.96            1.17           39
         12.65         16.41            2,581           1.00             3.25            1.20           23
         11.24         18.06            1,995           0.92             3.91            1.31           23
          9.89          4.22+           1,852           0.88             4.88            1.39          108
          9.87          4.44+          28,786           0.75             6.09            1.36           68

      $  15.65          7.77%        $  8,570           1.75%            1.81%           1.87%          14%
         15.62         30.06            6,619           1.75             2.19            1.92           39
         12.61         15.66            3,770           1.75             2.49            1.95           23
         11.20         17.10            1,233           1.75             3.05            2.06           23
          9.88          0.57+               1           1.75             4.39            2.14          108
-------------------------------------------------------------------------------------------------------------


      $  20.60          8.82%        $996,528           0.35%            1.36%           0.88%          14%
         20.74         39.85          557,258           0.35             1.62            0.88            8
         15.47         19.98          348,539           0.35             2.14            0.90           10
         13.34         29.17          218,932           0.35             2.41            0.95            9
         10.67          0.18+         163,688           0.35             2.59            1.03           11

      $  20.61          8.50%        $ 46,010           0.60%            1.11%           1.13%          14%
         20.76         39.47           15,977           0.60             1.36            1.13            8
         15.49         19.75            6,221           0.60             1.87            1.15           10
         13.35         28.90            2,140           0.57             2.16            1.20            9
         10.68          3.25              758           0.35             2.23            1.23           11

      $  20.49          7.66%        $ 44,122           1.35%            0.37%           1.88%          14%
         20.67         38.45           23,733           1.35             0.61            1.88            8
         15.43         18.95            8,252           1.35             1.11            1.90           10
         13.30         27.87            1,197           1.35             1.34            1.95            9
         10.66          0.48+              29           1.35             1.68            2.03           11
-------------------------------------------------------------------------------------------------------------


                              33    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   REALIZED AND
                       NET ASSET                     UNREALIZED      DIVIDENDS
                           VALUE            NET        GAINS OR       FROM NET    DISTRIBUTIONS
                       BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                       OF PERIOD         INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND (FORMERLY DIVERSIFIED GROWTH FUND)
Class Y
 1998                 $  17.64       $  0.13         $  0.02        $ (0.13)        $ (1.36)
 1997                    13.66          0.12            4.26          (0.13)          (0.27)
 1996                    11.78          0.18            1.88          (0.18)             --
 1995                     9.10          0.17            2.67          (0.16)             --
 1994(1)                  8.92          0.03            0.18          (0.03)             --
Class A
 1998                 $  17.63       $  0.09         $ (0.02)       $ (0.09)        $ (1.36)
 1997                    13.63          0.09            4.28          (0.10)          (0.27)
 1996                    11.75          0.15            1.88          (0.15)             --
 1995                     9.09          0.15            2.66          (0.15)             --
 1994(2)                  9.39          0.10           (0.29)         (0.11)             --
 1993(3)(4)              10.00          0.11           (0.63)         (0.09)             --
Class B
 1998                 $  17.47       $  0.03         $ (0.05)       $ (0.03)        $ (1.36)
 1997                    13.57          0.01            4.18          (0.02)          (0.27)
 1996                    11.73          0.08            1.84          (0.08)             --
 1995                     9.09          0.09            2.65          (0.10)             --
 1994(5)                  8.87          0.01            0.23          (0.02)             --
-----------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND (FORMERLY STOCK FUND)
Class Y
 1998                 $  28.75       $  0.35         $ (2.57)       $ (0.35)        $ (3.76)
 1997                    22.60          0.39            7.90          (0.38)          (1.76)
 1996                    19.56          0.42            4.09          (0.42)          (1.05)
 1995                    16.50          0.36            3.64          (0.35)          (0.59)
 1994(6)                 16.47          0.25            0.03          (0.25)             --
Class A
 1998                 $  28.74       $  0.29         $ (2.59)       $ (0.29)        $ (3.76)
 1997                    22.59          0.33            7.90          (0.32)          (1.76)
 1996                    19.57          0.36            4.07          (0.36)          (1.05)
 1995                    16.51          0.33            3.64          (0.32)          (0.59)
 1994                    16.00          0.31            1.00          (0.30)          (0.50)
Class B
 1998                 $  28.55       $  0.13         $ (2.58)       $ (0.13)        $ (3.76)
 1997                    22.50          0.18            7.81          (0.18)          (1.76)
 1996                    19.49          0.22            4.06          (0.22)          (1.05)
 1995                    16.49          0.26            3.55          (0.22)          (0.59)
 1994(5)                 16.65          0.03           (0.10)         (0.09)             --
-----------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(1)Class Y (formerly Institutional Class C shares) have been offered since August 2, 1994. All ratios for the period have been annualized.
(2)On April 28, 1994 the board of directors approved a change in this fund's fiscal year end from November 30 to September 30, effective September 30, 1994. On April 28, 1994 the shareholders of the fund approved a change in the advisor from Boulevard National Bank to U.S. National Bank Association, formerly First Bank N.A. All ratios have been annualized.
(3)For the period ended November 30.
(4)Commenced operations on December 18, 1992. All ratios for the period have been annualized.
(5)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(6)Class Y shares (formerly Institutional Class C shares) have been offered since February 4, 1994. All ratios for the period have been annualized.


                              34    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                                                                                        RATIO OF
                                                                     RATIO OF NET    EXPENSES TO
       NET ASSET                                        RATIO OF       INVESTMENT        AVERAGE
           VALUE                      NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF          TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD     RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
-------------------------------------------------------------------------------------------------------------

      $  16.30          1.07%       $  680,143          0.80%            0.82%           0.86%          38%
         17.64         32.75           681,151          0.80             0.77            0.89           34
         13.66         17.58           225,900          0.79             1.39            0.92           21
         11.78         31.57           132,854          0.75             1.69            1.01           28
          9.10          2.36+           31,875          0.75             2.37            1.08          101

      $  16.25          0.61%       $  140,948          1.05%            0.56%           1.11%          38%
         17.63         32.69            12,017          1.05             0.57            1.14           34
         13.63         17.38             5,318          1.04             1.13            1.17           21
         11.75         31.21             2,710          0.92             1.52            1.26           28
          9.09         (2.07)+           1,900          0.90             1.15            1.33          101
          9.39         (5.18)+          31,084          0.78             1.26            1.25            5

      $  16.06          0.09%       $   11,177          1.80%           (0.20)%          1.86%          38%
         17.47         31.42             9,487          1.80            (0.18)           1.89           34
         13.57         16.41             5,775          1.79             0.36            1.92           21
         11.73         30.29               819          1.75             0.58            2.01           28
          9.09          2.75+               12          1.75             1.20            2.08          101
-------------------------------------------------------------------------------------------------------------

      $  22.42         (8.47)%      $1,253,845          0.80%            1.40%           0.88%          74%
         28.75         39.13         1,095,262          0.80             1.39            0.89           57
         22.60         24.32           471,206          0.80             1.90            0.88           40
         19.56         25.50           312,559          0.79             2.10            0.94           52
         16.50          1.70+          154,949          0.75             2.28            1.01           65

      $  22.39         (8.77)%      $  170,529          1.05%            1.21%           1.13%          74%
         28.74         38.82            50,381          1.05             1.14            1.14           57
         22.59         23.90            22,965          1.05             1.64            1.13           40
         19.57         25.26            13,076          1.00             1.89            1.19           52
         16.51          8.35             8,421          0.76             1.51            1.20           65

      $  22.21         (9.37)%      $   56,259          1.80%            0.41%           1.88%          74%
         28.55         37.71            53,420          1.80             0.39            1.89           57
         22.50         23.08            23,316          1.80             0.89            1.88           40
         19.49         24.20             7,051          1.79             1.10            1.94           52
         16.49         (0.43)+             346          1.75             1.58            2.01           65
-------------------------------------------------------------------------------------------------------------


                              35    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

EQUITY FUNDS
MID CAP FUNDS


It was a year of varied performance in the equity markets. The fiscal year began in October, 1997, with a major market decline, as the first tremors of economic problems in Asia began to spread to domestic markets. However, U.S. stock markets recovered. In early 1998, it looked as if the bull market would extend its long run.
   Mid-cap stocks moved up along with the rest of the market. But in April, those stocks peaked in value. By this time, it was becoming apparent that economic problems plaguing Japan and other Asian economies were spreading to markets in Russia and Latin America.
   In this uncertain environment, investors shied away from smaller and mid-cap stocks. Even though these stocks generally have little business exposure to overseas economies, investors, as they traditionally do in times of perceived problems, shifted to larger cap stocks. They preferred the stability and financial clout of large-cap companies. As the chart indicates, mid-cap stocks, measured by the S&P Mid-Cap 400 Index and large-cap stocks, represented by the S&P 500 Stock Index, performed at different levels.


MID-CAP STOCKS UNDERPERFORMED LARGE-CAP STOCKS
----------------------------------------------

MONTHLY YEAR-TO-DATE TOTAL RETURNS FOR THE FISCAL YEAR ENDED 9/30/98

                              [PLOT POINTS CHART]

                                 S&P 500          S&P 400
                                  Index            Index
                               (large-cap)       (mid-cap)
                               -----------       ---------

                    1997          25.31            25.45
                    1997          31.90            27.30
                    1997          33.35            32.23
                    1998           1.10            -1.90
                    1998           8.39             6.22
                    1998          13.94            11.01
                    1998          15.08            13.03
                    1998          13.11             7.95
                    1998          17.70             8.62
                    1998          16.45             4.41
                    1998           0.37           -15.01
                    1998           6.02            -7.08

Indices are not available for investment, nor are they illustrative of First American funds' performance.
Source: SEI Investments


                           36       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

MID CAP FUNDS

   As a result, mid-cap stocks began a long and deep decline that continued through much of the remainder of the fiscal year ended September 30, 1998. If there was any news about stocks that could be perceived to be negative, such as a disappointing quarter of earnings, the implicated stocks were affected in a disproportionate manner to the nature of the news.
   This created a challenging environment in trying to identify stocks that could weather the storm. In many cases, the solid fundamentals of companies did not change, and their earnings forecasts were not altered. Nevertheless, the market's decided preference for larger cap issues resulted in weak performance for a large and indiscriminate number of mid-cap stocks.
   There is encouraging news as we embark on another fiscal year. Despite the uncertainties of some global economies, efforts are underway to stabilize the situation. Japan has taken a more aggressive posture toward rectifying its problems. The U.S. and other nations are beginning to work together to shore up weakness in emerging markets. Finally, and perhaps most important, the Federal Reserve has lowered interest rates, its first move coming in late September. It's a sign that the Fed is determined to keep the U.S. economy on track, critical to at least the short-term success of stocks.
   If concerns about global economic weakness subside, mid-cap stocks should begin to be more attractive to investors. As the economic outlook becomes more clear, investors will be less concerned about short-term risks and more focused on the long-term rewards that are available from mid-cap stocks. We have positioned our funds to benefit from a recovery in stocks, although there is an expectation that uneven markets are likely to persist for at least a few more months.


The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested, because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 4.5% on all equity funds. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.

The Mid Cap Growth and Mid Cap Value funds primarily invest in equity securities with market capitalizations from $1 billion to $5 billion at the time of purchase. Stocks of mid-cap companies are more volatile than stocks of larger companies.

                           37       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

MID CAP FUNDS
MID CAP GROWTH


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS CAPITAL GROWTH BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS BETWEEN $1 AND $5 BILLION BELIEVED TO PROVIDE OUTSTANDING POTENTIAL FOR SUPERIOR GROWTH.

Until summer, stocks were performing rather well. But as investor concern heated up over global economic issues, mid-cap stocks fell out of favor, and prices dropped dramatically. With investors moving their emphasis away from all but a select group of large-cap stocks, Mid Cap Growth Fund ended the fiscal year on September 30, 1998, with a total return of -13.05%.
   There were few stocks or market sectors that offered refuge from the market's onslaught. However, the fund benefited from its strong weightings in financial services and health care stocks, which fared better than most. Some selected technology issues in the portfolio also did well relative to the market as a whole. The fund suffered from its underemphasis on stocks of companies that produce consumer products, which tend to do well regardless of the economic environment.
   The market's correction has given us the opportunity to beef up the portfolio even further with some extremely attractive stocks available at very reasonable prices. We've added stocks from a variety of sectors, including Ceridian and Vitesse Semiconductor in the technology area and Dollar Tree Stores and Bed Bath and Beyond in the retail segment. While it is likely that the market will remain choppy in the near term, investors should reap long-term rewards from the fund's strategy of being fully invested in stocks like these with strong growth potential.

VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American          First American         First American     Standard & Poor's
       Mid Cap Growth Fund,   Mid Cap Growth Fund,   Mid Cap Growth Fund,    400 Mid Cap      Russell Mid
            Class A             Class A adjusted           Class Y              Index         Cap Index
            -------             ----------------           -------              -----         ---------
1990       $10,000                   $ 9,550               $10,000             $10,000         $10,000
1990       $ 8,599                   $ 8,213               $ 8,599             $ 9,062         $ 8,687
1991       $13,914                   $13,288               $13,914             $13,621         $12,513
1992       $14,547                   $13,892               $14,547             $15,321         $14,333
1993       $19,918                   $19,022               $19,918             $18,997         $17,870
1994       $19,444                   $18,569               $19,444             $19,295         $18,165
1995       $26,187                   $25,008               $26,187             $24,269         $23,086
1996       $30,859                   $29,470               $30,859             $27,667         $26,789
1997       $37,351                   $35,670               $37,450             $38,482         $36,179
1998       $32,477                   $31,015               $32,660             $36,053         $34,004

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                               SINCE
                                     1 YEAR   3 YEAR    5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                             -13.05%    7.44%    10.27%      14.98%
--------------------------------------------------------------------------------
Class A adjusted                    -16.97%    5.81%     9.26%      14.34%
--------------------------------------------------------------------------------
Class B                               N/A      N/A       N/A       -15.01%+
--------------------------------------------------------------------------------
Class B adjusted                      N/A      N/A       N/A       -19.26%+
--------------------------------------------------------------------------------
Class Y*                            -12.79%    7.64%   10.40%       15.06%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap                      -6.31%   14.10%   13.67%       16.46%
--------------------------------------------------------------------------------
Russell Mid-Cap                      -6.01%   13.78%   13.73%       15.65%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 4/23/90, the inception date of the class B shares is 8/7/98, and the inception date of the class Y shares is 2/18/97. The performance reflected in the graph begins on 4/30/90. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares, and performance for class B shares begins on 8/7/98.

Previously, the fund used the S&P 400 Mid Cap Index as a benchmark. Going forward, the fund will use the Frank Russell Mid Cap Index as a comparison, because it is better suited to the fund's objective.

+Cumulative since inception.

*The performance presented links the performance of class A shares from inception on 4/23/90 to 2/18/97 with the performance of class Y shares after its inception on 2/18/97. The since inception return for class Y shares from 2/18/97, is 3.88%.

The performance presented includes that of a predecessor fund, Piper Emerging Growth Fund, which merged with First American Mid Cap Growth Fund on 8/7/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.

                           38       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

MID CAP FUNDS
MID CAP VALUE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CAPITAL APPRECIATION BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS BETWEEN $1 AND $5 BILLION BELIEVED TO BE UNDERVALUED

As world economic problems worsened and an increased threat of recession hung over the U. S. economy, mid-cap stocks and value stocks both suffered. The result was a return of -28.83% for Mid Cap Value Fund for the fiscal year ended September 30, 1998.
   The 12-month period started with a downturn in the 4th quarter of 1997, but markets rebounded in the early part of 1998. By April, investor concerns over the foreign economic crises again began to cripple both the mid-cap and value sectors, eventually leading to a serious decline in the summer months. Although we emphasize companies with strong investment fundamentals, that was of little help in a market environment that drove down the vast majority of stocks.
   Much of the fund's focus is on companies that represent leaders in their industries. This includes Brinker International in the restaurant business, recreational supplier Brunswick Corporation and Furniture Brands in the home furnishings arena. All are solid companies, but their share prices declined dramatically in what appeared to be an exaggerated correction.
   By September 1998, the markets began to recover, as fears about the impact of foreign problems on the U.S. economy began to subside. Improved investor psychology should generate better results for companies that demonstrate the most attractive fundamental value. Such an environment will be a strong positive one for investors in the fund.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American         First American        First American
       Mid Cap Value Fund,    Mid Cap Value Fund,   Mid Cap Value Fund,  Standard & Poor's   Russel Mid
            Class A            Class A adjusted          Class Y         400 Mid Cap Index    Cap Index
            -------            ----------------          -------         -----------------    ---------
1988       $10,000                 $ 9,550               $10,000              $10,000          $10,000
1989       $11,828                 $11,296               $11,828              $13,727          $12,909
1990       $10,641                 $10,162               $10,641              $11,746          $10,140
1991       $13,212                 $12,618               $13,212              $17,656          $14,607
1992       $15,217                 $14,532               $15,217              $19,859          $16,731
1993       $18,094                 $17,280               $18,094              $24,623          $20,860
1994       $21,483                 $20,516               $21,494              $25,010          $21,204
1995       $24,196                 $23,108               $24,254              $31,458          $26,948
1996       $30,301                 $28,938               $30,465              $35,862          $31,270
1997       $42,400                 $40,492               $42,727              $49,880          $42,231
1998       $30,176                 $28,818               $30,486              $46,732          $39,693

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                 1 YEAR   3 YEAR    5 YEAR   10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                         -28.83%    7.64%    10.77%    11.68%      12.54%
--------------------------------------------------------------------------------
Class A adjusted                -32.03%    6.01%     9.76%    11.16%      12.06%
--------------------------------------------------------------------------------
Class B                         -29.40%    6.81%     N/A       N/A         9.08%
--------------------------------------------------------------------------------
Class B adjusted                -32.48%    5.84%     N/A       N/A         8.75%
--------------------------------------------------------------------------------
Class Y*                        -28.65%    7.92%    11.00%    11.79%      12.65%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap                  -6.31%   14.10%    13.67%    16.67%      16.67%
--------------------------------------------------------------------------------
Russell Mid-Cap                  -6.01%   13.78%    13.73%    14.78%      14.78%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/22/87, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares, and performance for class B shares begins on 8/15/94.

Previously, the fund used the S&P 400 Mid Cap Index as a benchmark. Going forward, the fund will use the Frank Russell Mid Cap Index as a comparison, because it is better suited to the fund's objective.

*The performance presented links the performance of class A shares from inception on 12/22/87 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 9.45%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           39       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Mid Cap Growth Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 94.1%
APPAREL/TEXTILES - 1.8%
Cintas                                             95,000         $     4,762
                                                                  -----------

BANKS - 4.3%
Charter One Financial                             168,000               4,179
Star Bank                                         106,110               7,017
                                                                  -----------
                                                                       11,196
                                                                  -----------

BROADCASTING, NEWSPAPERS &
ADVERTISING - 4.5%
Chancellor Media, Cl A*                           140,000               4,672
Clear Channel Communications*                     152,000               7,220
                                                                  -----------
                                                                       11,892
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 6.2%
ADC Telecommunications                            130,000               2,746
Ascend Communications*                            120,100               5,465
Molex Incorporated, Cl A                          119,100               3,231
Qualcomm*                                          26,525               1,272
Tellabs*                                           90,000               3,583
                                                                  -----------
                                                                       16,297
                                                                  -----------

COMPUTERS & SERVICES - 3.6%
Cambridge Technology Partners*                    108,000               2,410
CBT Group PLC, ADR*                                88,450               1,194
EMC*                                              100,000               5,719
                                                                  -----------
                                                                        9,323
                                                                  -----------

DRUGS - 8.1%
Biochem Pharmaceuticals*                          137,650               2,529
Elan, ADR*                                        130,000               9,368
Genzyme*                                          100,000               3,612
Mylan Laboratories                                135,000               3,982
Rexall Sundown*                                   115,000               1,775
                                                                  -----------
                                                                       21,266
                                                                  -----------

ENVIRONMENTAL SERVICES - 1.4%
Allied Waste Industries*                          152,500               3,565
                                                                  -----------

FINANCIAL SERVICES - 6.7%
Charles Schwab                                    100,000               3,937
Equifax                                            65,000               2,320
Fiserv*                                           120,000               5,528
FINOVA Group                                      115,000               5,743
                                                                  -----------
                                                                       17,528
                                                                  -----------

HOUSEHOLD PRODUCTS - 5.7%
Danaher                                           200,000               6,000
Newell                                            110,000               5,067
Valspar                                           128,000               3,832
                                                                  -----------
                                                                       14,899
                                                                  -----------

INSURANCE - 3.5%
MGIC Investment                                    80,000               2,950
Reliastar Financial                                87,500               3,412
Sunamerica                                         46,325               2,826
                                                                  -----------
                                                                        9,188
                                                                  -----------


Mid Cap Growth Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
MACHINERY - 2.3%
Aptar Group                                       120,000         $     2,730
Pentair                                           100,000               3,225
                                                                  -----------
                                                                        5,955
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 3.1%
Guidant                                            50,000               3,713
Health Management Associates, Cl A                225,000               4,106
Sofamor/Danek Group*                                4,800                 427
                                                                  -----------
                                                                        8,246
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 6.8%
Ceridian*                                          64,700               3,712
Compuware*                                         81,000               4,769
Ecolab                                            154,000               4,379
Sungard Data Systems*                             155,000               4,883
                                                                  -----------
                                                                       17,743
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 3.0%
Stewart Enterprises, Cl A                         290,000               4,858
ServiceMaster                                     139,537               3,052
                                                                  -----------
                                                                        7,910
                                                                  -----------

OFFICE FURNITURE & FIXTURES - 1.2%
Herman Miller                                     162,000               3,200
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 1.0%
Noble Affiliates                                   80,000               2,550
                                                                  -----------

PROFESSIONAL SERVICES - 3.9%
Apollo Group, Cl A*                               165,000               4,599
Devry*                                            240,000               5,625
                                                                  -----------
                                                                       10,224
                                                                  -----------

RETAIL - 7.4%
Bed Bath & Beyond*                                124,100               2,901
Consolidated Stores*                              120,000               2,355
Dollar General                                    175,781               4,680
Dollar Tree Stores*                                65,300               2,045
Kohls*                                             90,000               3,510
Rite Aid                                           60,100               2,134
TJX                                               105,000               1,870
                                                                  -----------
                                                                       19,495
                                                                  -----------

SEMICONDUCTORS/INSTRUMENTS - 2.7%
Analog Devices*                                   100,000               1,606
Level One Communications*                         144,000               2,898
Vitesse Semiconductor*                            103,400               2,443
                                                                  -----------
                                                                        6,947
                                                                  -----------

SOFTWARE - 4.7%
J.D. Edwards & Company*                            72,900               3,499
Legato Systems*                                   107,570               5,526
Peoplesoft*                                       104,225               3,400
                                                                  -----------
                                                                       12,425
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 3.4%
Advanced Fibre Communication*                     286,800               1,972
Comverse Technology*                              123,100               5,032
Global Crossing*                                   85,000               1,774
Leap Wireless International*                        6,631                  31
                                                                  -----------
                                                                        8,809
                                                                  -----------


                                  40     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS
Mid Cap Growth Fund (concluded)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
TESTING LABORATORIES - 1.7%
Quintiles Transnational*                          103,250         $     4,517
                                                                  -----------

WHOLESALE - 7.1%
Cardinal Health                                    42,600               4,398
Omnicare                                           84,150               2,966
PSS World Medical*                                215,000               3,978
Tower Automotive*                                 147,600               2,915
U.S. Foodservice*                                 105,000               4,371
                                                                  -----------
                                                                       18,628
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $189,404)                                                   246,565
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 6.8%

First American Prime
    Obligations Fund (A)                       17,795,391              17,795
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $17,795)                                                     17,795
                                                                  -----------

TOTAL INVESTMENTS - 100.9%
    (Cost $207,199)                                                   264,360
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - (0.9%)                            (2,224)
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 6,181,745 outstanding shares                               79,730
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 15,997,425 outstanding shares                              81,314
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 1,457 outstanding shares                                       19
Accumulated net realized gain on investments                           43,912
Net unrealized appreciation of investments                             57,161

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   262,136
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     11.87
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     11.80

Maximum sales charge of 4.50% (1)                                        0.56
                                                                  -----------
Offering price per share--Class A                                 $     12.36
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     11.78
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


Mid Cap Value Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.7%
AIR TRANSPORTATION - 1.7%
Northwest Airlines, Cl A*                         331,800         $     8,316
                                                                  -----------

APPAREL/TEXTILES - 1.9%
Fruit of the Loom, Cl A*                          615,800               9,275
                                                                  -----------

BANKS - 4.7%
First American of Tennesse                        379,000              14,544
Golden West Financial                              94,600               7,739
                                                                  -----------
                                                                       22,283
                                                                  -----------

CHEMICALS - 5.5%
Airgas*                                           662,900               8,038
Crompton & Knowles                                663,400               9,661
Lyondell Petrochemical                            189,600               4,219
Millenium Chemicals                               236,900               4,412
                                                                  -----------
                                                                       26,330
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 2.0%
Vishay Intertechnology                            806,175               9,724
                                                                  -----------

COMPUTERS & SERVICES - 4.6%
Adaptec*                                          758,300               7,204
Quantum*                                          928,600              14,742
                                                                  -----------
                                                                       21,946
                                                                  -----------
CONSUMER PRODUCTS - 2.7%
Premark International                             454,700              12,760
                                                                  -----------


DRUGS - 1.4%
ICN Pharmaceuticals                               379,100               6,634
                                                                  -----------

ELECTRICAL SERVICES - 3.7%
DPL                                               378,900               7,436
LG&E Energy                                       189,600               5,285
Teco                                              170,500               4,870
                                                                  -----------
                                                                       17,591
                                                                  -----------

ENVIRONMENTAL SERVICES - 2.5%
U.S. Filter*                                      757,700              12,123
                                                                  -----------


FINANCIAL SERVICES - 5.2%
CIT Group, Cl A                                   166,800               4,274
Firstplus Financial Group*                        587,200               6,716
Heller Financial*                                 284,500               6,828
Waddell & Reed Financial, Cl A                    378,400               7,190
                                                                  -----------
                                                                       25,008
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 2.5%
Canandaigua Brands, Cl A*                         208,400               8,232
International Multifoods                          218,100               3,585
                                                                  -----------
                                                                       11,817
                                                                  -----------


                                  41     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Mid Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
GAS/NATURAL GAS - 2.0%
MCN Energy (A)                                    569,000         $     9,709
                                                                  -----------

HOME APPLIANCES - 2.8%
American Standard*                                502,100              13,243
                                                                  -----------

HOUSEHOLD FURNITURE & FIXTURES - 1.3%
Furniture Brands International*                   312,800               6,100
                                                                  -----------

INSURANCE - 1.2%
Foundation Health Systems, Cl A*                  615,800               5,773
                                                                  -----------

LEISURE - 5.0%
Brunswick                                       1,293,600              16,736
Callaway Golf                                     663,000               7,169
                                                                  -----------
                                                                       23,905
                                                                  -----------

MACHINERY - 2.9%
Case Equipment                                    379,000               8,243
Howmet International Inc*                         472,600               5,494
                                                                  -----------
                                                                       13,737
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 4.6%
Arterial Vascular*                                151,600               5,609
Integrated Health Services                        483,100               8,122
Med Partners*                                   2,558,600               8,315
                                                                  -----------
                                                                       22,046
                                                                  -----------

METALS & MINING - 1.5%
IMC Global                                        379,100               7,345
                                                                  -----------


MISCELLANEOUS BUSINESS SERVICES - 4.8%
Avis Rent-A-Car*                                  492,800              10,626
Budget Group, Cl A*                               303,100               6,914
Olsten                                            919,000               5,227
                                                                  -----------
                                                                       22,767
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 8.9%
Kerr-McGee                                        142,600               6,488
Newpark Resources*                                947,600               6,515
Rowan*                                            948,200              10,608
Santa Fe International                            578,200               8,890
Varco International*                            1,184,600               9,921
                                                                  -----------
                                                                       42,422
                                                                  -----------

PRINTING & PUBLISHING - 2.6%
American Greetings, Cl A                          312,800              12,375
                                                                  -----------


Mid Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 9.9%
Glimcher Realty Trust                             425,300         $     7,283
Meditrust                                         509,758               8,698
Patriot American Hospitality                    1,042,400              13,291
Simon Property Group                              379,100              11,278
Trizec Hahn                                       379,000               7,059
                                                                  -----------
                                                                       47,609
                                                                  -----------

RETAIL - 7.2%
Brinker International*                            569,000              10,669
CompUSA*                                          443,400               7,676
Cracker Barrel Old Country Stores                 417,000               9,487
Lone Star Steakhouse & Saloon*                    853,200               6,506
                                                                  -----------
                                                                       34,338
                                                                  -----------

SEMI-CONDUCTORS/INSTRUMENTS - 2.2%
Amkor Technology*                                 758,600               3,698
Etec Systems*                                      37,400                 975
VLSI Technology*                                  759,400               5,790
                                                                  -----------
                                                                       10,463
                                                                  -----------

TELEPHONES &
TELECOMMUNICATION - 1.3%
Advanced Fibre Communication*                     924,000               6,353
                                                                  -----------

TRUCKING - 3.1%
CNF Transportation                                511,600              14,900
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $665,006)                                                   476,892
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 0.2%
First American Prime
    Obligations Fund (B)                        1,184,844               1,185
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $1,185)                                                       1,185
                                                                  -----------

TOTAL INVESTMENTS - 99.9%
    (Cost $666,191)                                                   478,077
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 0.1% (C)                              501
                                                                  -----------


                                  42     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS
Mid Cap Value Fund (concluded)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 27,771,321 outstanding shares                         $   502,380
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 1,945,969 outstanding shares                               36,775
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 2,112,680 outstanding shares                               42,202
Undistributed net investment income                                       429
Accumulated net realized gain on investments                           84,906
Net unrealized depreciation of investments                           (188,114)

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   478,578
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     15.05
                                                                  -----------

Net asset value and redemption
   price per share--Class A                                       $     15.04

Maximum sales charge of 4.50% (1)                                        0.71
                                                                  -----------

Offering price per share--Class A                                 $     15.75
                                                                  -----------

Net asset value and offering
   price per share--Class B (2)                                   $     14.80
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $   100,021
        Payable upon return of securities on loan                 $  (100,021)

Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  43     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                                           MID CAP         MID CAP
                                                       GROWTH FUND      VALUE FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                 $     869      $    1,740+
Dividends                                                      962           8,456
----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                      1,831          10,196
==================================================================================
EXPENSES:
Investment advisory fees                                     2,121           4,519
Less: Waiver of investment advisory fees                       (22)            (20)
Administrator fees                                             210             711
Transfer agent fees                                            188             258
Custodian fees                                                  43             194
Directors' fees                                                  8              10
Registration fees                                               71               7
Professional fees                                               37              23
Printing                                                        41              39
Distribution fees - Class A                                  1,182              99
Less: Waiver of distribution fees - Class A                   (379)             --
Distribution fees - Class B                                      7             416
Other                                                           10              15
----------------------------------------------------------------------------------
TOTAL NET EXPENSES                                           3,517           6,271
==================================================================================
Investment income (loss) - net                              (1,686)          3,925
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain on investments                            46,099          97,245
Net realized gain on closing and expiration
 of options written and purchased                               --           2,981
Net change in unrealized depreciation of investments       (82,457)       (302,434)
----------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                    (36,358)       (202,208)
==================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ (38,044)     $ (198,283)
==================================================================================

 + Includes income from securities lending program. See the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                              44    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS


                                                                   MID CAP FUNDS

                                                                                                        MID CAP
                                                                                                    GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                                                          10/1/97       10/1/96
                                                                                               to            to
                                                                                          9/30/98       9/30/97
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                                         $  (1,686)   $    (1,509)
Net realized gain on investments                                                          46,099         34,831
Net realized gain (loss) on closing and expiration of options written and purchased           --             --
Net change in unrealized appreciation (depreciation) of investments                      (82,457)        25,683
Net change in unrealized depreciation of purchased options contracts                          --             --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          (38,044)        59,005
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                                     --             --
  Class A                                                                                     --             --
  Class B                                                                                     --             --
Net realized gain on investments:
  Class Y                                                                                 (5,981)            --
  Class A                                                                                (27,994)       (27,378)
  Class B -- Piper                                                                          (120)            --
  Class B -- FAIF                                                                             --             --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                      (34,095)       (27,378)
===============================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                                    110,039         62,077
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                                --             --
  Reinvestment of distributions                                                            5,724             --
  Payments for redemptions                                                               (84,799)       (12,946)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                               30,964         49,131
---------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                                     23,463         52,588
  Reinvestment of distributions                                                           27,318         26,934
  Payments for redemptions                                                               (81,673)      (129,708)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                              (30,892)       (50,186)
---------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- Piper                                                               612          1,045
  Proceeds from sales -- FAIF                                                                 19             --
  Reinvestment of distributions -- Piper                                                     120             --
  Reinvestment of distribution -- FAIF                                                        --             --
  Payments for redemptions -- Piper                                                       (1,748)          (185)
  Payment for redemptions -- FAIF                                                             --             --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                                 (997)           860
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                                               (925)          (195)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (73,064)        31,432
NET ASSETS AT BEGINNING OF PERIOD                                                        335,200        303,768
===============================================================================================================
NET ASSETS AT END OF PERIOD (2)                                                        $ 262,136    $   335,200
===============================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                                          7,967            907
    Shares issued in connection with the acquisition
      of Common Trust Fund Assets                                                             --             --
    Shares issued in lieu of cash distributions                                              501          3,914
    Shares redeemed                                                                       (6,171)          (936)
---------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                               2,297          3,885
===============================================================================================================
  Class A:
    Shares issued                                                                          1,675          4,214
    Shares issued in lieu of cash distributions                                            2,165          2,160
    Shares redeemed                                                                       (5,863)       (10,266)
---------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                              (2,023)        (3,892)
===============================================================================================================
  Class B:
    Shares issued -- Piper                                                                    45             81
    Shares issued -- FAIF                                                                      1             --
    Shares issued in lieu of cash distributions -- Piper                                      10             --
    Shares issued in lieu of cash distributions -- FAIF                                       --             --
    Shares redeemed -- Piper                                                                (122)           (14)
    Shares redeemed -- FAIF                                                                   --             --
---------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                                 (66)            67
===============================================================================================================
  NET INCREASE IN CAPITAL SHARES                                                             208             60
===============================================================================================================



                                                                   MID CAP FUNDS
                                                                                                       MID CAP
                                                                                                    VALUE FUND
 -------------------------------------------------------------------------------------------------------------
                                                                                           10/1/97     10/1/96
                                                                                                to          to
                                                                                           9/30/98     9/30/97
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                                         $     3,925   $   3,247
Net realized gain on investments                                                            97,245      85,750
Net realized gain (loss) on closing and expiration of options written and purchased          2,981     (25,947)
Net change in unrealized appreciation (depreciation) of investments                       (302,434)     83,135
Net change in unrealized depreciation of purchased options contracts                            --        (375)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           (198,283)    145,810
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                                                   (3,504)     (3,102)
  Class A                                                                                     (127)       (123)
  Class B                                                                                      (15)        (20)
Net realized gain on investments:                                                               --          --
  Class Y                                                                                  (63,590)    (39,325)
  Class A                                                                                   (4,144)     (2,868)
  Class B -- Piper                                                                              --          --
  Class B -- FAIF                                                                           (4,617)     (2,274)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        (75,997)    (47,712)
==============================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                                      258,693     110,674
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                                  --      80,933
  Reinvestment of distributions                                                             46,245      35,430
  Payments for redemptions                                                                (156,153)    (53,232)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                                148,785     173,805
--------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                                       63,542      50,140
  Reinvestment of distributions                                                              4,045       2,873
  Payments for redemptions                                                                 (57,261)    (40,915)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                                 10,326      12,098
--------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- Piper                                                                  --          --
  Proceeds from sales -- FAIF                                                               13,479      18,981
  Reinvestment of distributions -- Piper                                                        --          --
  Reinvestment of distribution -- FAIF                                                       4,481       2,246
  Payments for redemptions -- Piper                                                             --          --
  Payment for redemptions -- FAIF                                                           (5,377)     (2,726)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                                 12,583      18,501
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                                              171,694     204,404
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                   (102,586)    302,502
NET ASSETS AT BEGINNING OF PERIOD                                                          581,164     278,662
==============================================================================================================
NET ASSETS AT END OF PERIOD (2)                                                        $   478,578   $ 581,164
==============================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                                           12,176       5,214
    Shares issued in connection with the acquisition
      of Common Trust Fund Assets                                                               --       4,323
    Shares issued in lieu of cash distributions                                              2,368       1,921
    Shares redeemed                                                                         (7,809)     (2,555)
--------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                                 6,735       8,903
==============================================================================================================
  Class A:
    Shares issued                                                                            2,920       2,393
    Shares issued in lieu of cash distributions                                                207         156
    Shares redeemed                                                                         (2,636)     (1,975)
--------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                                   491         574
==============================================================================================================
  Class B:
    Shares issued -- Piper                                                                      --          --
    Shares issued -- FAIF                                                                      621         910
    Shares issued in lieu of cash distributions -- Piper                                        --          --
    Shares issued in lieu of cash distributions -- FAIF                                        233         123
    Shares redeemed -- Piper                                                                    --          --
    Shares redeemed -- FAIF                                                                   (271)       (136)
--------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                                   583         897
==============================================================================================================
  NET INCREASE IN CAPITAL SHARES                                                             7,809      10,374
==============================================================================================================

(2)Includes undistributed net investment income (000) of: $0 and $0 for Mid Cap Growth Fund and $429 and $150 for Mid Cap Value Fund at September 30, 1998 and September 30, 1997 respectively.

                              45    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                REALIZED AND
                 NET ASSET                        UNREALIZED      DIVIDENDS
                     VALUE               NET        GAINS OR       FROM NET    DISTRIBUTIONS
                 BEGINNING        INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
                 OF PERIOD     INCOME (LOSS)     INVESTMENTS         INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------------------
MID CAP GROWTH FUND(1)
Class Y
 1998           $  15.29         $ (0.04)         $ (1.82)       $    --         $ (1.56)
 1997(2)           12.54           (0.01)            2.76             --              --
Class A(3)
 1998           $  15.25         $ (0.09)         $ (1.80)       $    --         $ (1.56)
 1997              13.86           (0.08)            2.72             --           (1.25)
 1996              12.97           (0.05)            2.18             --           (1.24)
 1995               9.63           (0.06)            3.40             --              --
 1994               9.87           (0.04)           (0.20)            --              --
 1993               7.21           (0.03)            2.69             --              --
Class B -- FAIF
 1998(4)        $  13.86         $ (0.01)         $ (2.07)       $    --         $    --
Class B -- Piper
 1998(5)        $  15.20         $ (0.09)         $  1.02        $    --         $ (1.56)
 1997(2)           12.54           (0.10)            2.76             --              --
--------------------------------------------------------------------------------------------
MID CAP VALUE FUND (FORMERLY SPECIAL EQUITY FUND)
Class Y
 1998           $  24.21         $  0.14          $ (6.43)       $ (0.13)        $ (2.74)
 1997              20.43            0.16             6.98          (0.16)          (3.20)
 1996              17.89            0.25             3.95          (0.24)          (1.42)
 1995              17.30            0.38             1.61          (0.38)          (1.02)
 1994(6)           16.34            0.22             0.96          (0.22)             --
Class A
 1998           $  24.19         $  0.07          $ (6.41)       $ (0.07)        $ (2.74)
 1997              20.41            0.11             6.98          (0.11)          (3.20)
 1996              17.89            0.20             3.94          (0.20)          (1.42)
 1995              17.30            0.35             1.60          (0.34)          (1.02)
 1994              15.81            0.28             2.52          (0.28)          (1.03)
Class B
 1998           $  23.96         $ (0.01)         $ (6.41)       $    --         $ (2.74)
 1997              20.31            0.02             6.85          (0.02)          (3.20)
 1996              17.83            0.09             3.91          (0.10)          (1.42)
 1995              17.29            0.29             1.51          (0.24)          (1.02)
 1994(7)           16.51            0.01             0.85          (0.08)             --
--------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(1)The financial highlights for the Mid Cap Growth Fund as set forth herein include the historical financial highlights of the Piper Emerging Growth Fund Class A shares and Class Y shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, (i) Class A shares of the Piper Emerging Growth Fund were exchanged for Class A shares of the Mid Cap Growth Fund, (ii) Class Y shares of the Piper Emerging Growth Fund were exchanged for Class Y shares of the Mid Cap Growth Fund. On August 7, 1998 the funds advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(2)Class B and Y shares have been offered since February 18, 1997. All ratios for the period have been annualized.
(3)Per share amounts have been adjusted to reflect the effect of the stock dividend declared on December 23, 1995.
(4)Class B shares for FAIF have been offered since August 7, 1998. All ratios for the period have been annualized.
(5)Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
(6)Class Y Shares (formerly Institutional Class C) have been offered since February 4, 1994. All ratios for the period have been annualized.
(7)Class B Shares have been offered since August 15, 1994. All ratios for the period have been annualized.

                              46    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS

                                                                                           RATIO OF
                                                                        RATIO OF NET    EXPENSES TO
        NET ASSET                                          RATIO OF       INVESTMENT        AVERAGE
            VALUE                        NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
           END OF            TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
           PERIOD       RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
----------------------------------------------------------------------------------------------------------------


       $  11.87         (12.79)%        $ 73,356           0.87%           (0.27)%          0.87%          39%
          15.29          21.93+           59,393           0.87            (0.16)           0.87           51

       $  11.80         (13.05)%        $188,763           1.18%           (0.60)%          1.34%          39%
          15.25          21.04           274,799           1.23            (0.55)           1.39           51
          13.86          17.84           303,769           1.18            (0.41)           1.37           44
          12.97          34.68           252,632           1.24            (0.51)           1.42           33
           9.63         ( 2.38)          224,188           1.24            (0.38)           1.44           31
           9.87          36.92           190,610           1.29            (0.34)           1.49           30

       $  11.78         (15.01)%+       $     17           1.87            (1.12)%          1.87%          39%

       $  14.57           7.77+         $     --           1.85%           (1.33)%          1.85%          29%
          15.20          21.21+            1,028           1.85            (1.16)           1.85           51
----------------------------------------------------------------------------------------------------------------


       $  15.05         (28.65)%        $418,041           0.89%            0.69%           0.89%         135%
          24.21          40.25           509,308           0.89             0.82            0.90           82
          20.43          25.61           247,828           0.88             1.35            0.88          143
          17.89          12.84           201,786           0.88             2.30            0.95           72
          17.30           7.31+          128,806           0.79             1.93            1.03          116

       $  15.04         (28.83)%        $ 29,261           1.14%            0.43%           1.14%         135%
          24.19          39.93            35,207           1.14             0.58            1.15           82
          20.41          25.23            17,987           1.13             1.06            1.13          143
          17.89          12.63            11,609           1.09             2.08            1.20           72
          17.30          18.70             7,333           0.81             1.88            1.23          116

       $  14.80         (29.40)%        $ 31,276           1.89%           (0.31)%          1.89%         135%
          23.96          38.81            36,649           1.90            (0.18)           1.90           82
          20.31          24.35            12,847           1.88             0.25            1.88          143
          17.83          11.64             4,847           1.88             1.22            1.95           72
          17.29           5.22+              370           1.68             0.47            2.03          116
----------------------------------------------------------------------------------------------------------------



                              47    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

EQUITY FUNDS
SMALL CAP FUNDS


There was a popular notion among investors through much of the fiscal year ended September 30, 1998 - there was little to like about small-cap stocks. As a result, there were few places where successful stocks could be found in this segment of the domestic stock market for much of the year.
   Things got off to a rocky start in the fall of 1997. The market stumbled severely in October, as investors began to notice the problems in Asian economies. But eventually, the markets bounced back, appearing unconcerned about problems in other countries and focused instead on continued strong economic growth in the United States.
   The market's strength held until April. At that time, problems in Japan, many of Asia's emerging markets, Russia and Latin America created a greater sense of concern in the investment community. Sensing a higher-risk environment, much of the money that had been pouring into smaller stocks, propelling their share prices, deserted the market. Instead, most equity dollars found their way into large-cap stocks.
   The result was the beginning of a true bear market for most small-cap stocks. The damage was widespread. In fact, by the end of the fiscal year, about half of the stocks that make up the Russell 2000 index, a common measure of small-cap stock performance, had lost 40% or more of their value from their 52-week high share price. The summer of 1998 was particularly bad for the index. August proved to be the second worst month ever in the 20-year history of the Russell 2000 index (only October 1987 was worse).


SMALL-CAP STOCKS UNDERPERFORMED LARGE-CAP STOCKS
------------------------------------------------

MONTHLY YEAR-TO-DATE TOTAL RETURNS FOR THE FISCAL YEAR ENDED 9/30/98

                              [PLOT POINTS CHART]

                             S&P 500        Russell 2000
                              Index            Index
                           (large-cap)      (small-cap)
                           -----------      -----------

                  1997        25.31            21.04
                  1997        31.9O            20.26
                  1997        33.35            22.36
                  1998         1.10            -1.58
                  1998         8.39             5.70
                  1998        13.94            10.06
                  1998        15.08            10.67
                  1998        13.11             4.71
                  1998        17.70             4.93
                  1998        16.45            -3.57
                  1998         0.37           -22.29
                  1998         6.02           -16.21

Indices are not available for investment, nor are they illustrative of First American funds' performance.
Source: SEI Investments


                           48       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SMALL CAP FUNDS


   In this environment, investors were willing, for a time, to pay high prices for what were perceived to be more stable large-cap stocks, flocking away from smaller stocks in droves. In particular, value stocks in the small-cap marketplace suffered even more than small-cap growth stocks, although both areas were severely affected by the environment.
   By the end of September 1998, small stocks looked very attractively price compared to their larger counterparts. Will that mean a sudden turnaround for small stocks? Not necessarily. There are still a number of issues that need to be resolved in the global economy that will continue to cast a shadow over the markets for some time. Ironically, the weakness in foreign markets tends to have little real impact on most small companies, which don't tend to rely on overseas sales for much of their business. However, the environment of uncertainty does take a toll on stocks which have little relative liquidity compared to big stocks like Microsoft and General Electric.
   But there is reason for encouragement. In particular, the recent attention the Federal Reserve appears to be paying to the world's economic concerns has created a more positive environment for equity investors. The Fed's actions indicate that it intends to do all it can to prevent the economic problems in other countries from creating a recession in the United States. As 1998 comes to a close, the Fed appears to have a good chance to succeed in avoiding a recession over the next year, or at worst, providing for one that is not dramatic or long lasting.
   This should give the market more confidence. The current state of small-cap stocks has provided for some tremendous values. Over the long run, this segment appears to be well-positioned to perform well relative to other areas of the market. The key is for investors to remain patient and maintain a long-term perspective, which is absolutely vital in such a volatile market segment.


The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 4.5% on all equity funds. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.

The Micro Cap Value, Regional Equity, Small Cap Growth, and Small Cap Value funds primarily invest in equity securities with market capitalizations of less than $500 million to $1 billion at the time of purchase. Stocks of small companies are more volatile than stocks of large companies.


                           49       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SMALL CAP FUNDS
MICRO CAP VALUE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CAPITAL APPRECIATION BY INVESTING IN A BROADLY DIVERSIFIED PORTFOLIO OF VERY SMALL COMPANY STOCKS WITH MARKET CAPITALIZATIONS OF $500 MILLION
     OR LESS AND BELIEVED TO BE UNDERVALUED

Generally speaking, the smaller the stock, the more investors shied away from it during the major market correction that took place beginning in the summer. That held true for Micro Cap Value Fund, as it turned in a return of -22.77% for the fiscal year ended September 30, 1998.
   With the fund's emphasis on stocks with some of the smallest capitalizations in the market, the year proved to be extremely challenging. There were no particular sectors of the market that offered relief. But stocks in the technology and financial services area were particularly hard hit. Stocks such as Applied Magnetics and MagneTek lost a large percentage of their value.
   The fund did benefit from a small group of stocks that turned in strong performances despite the market's correction. Among those were Tarrant Apparel, a retail apparel manufacturer, and Roberts Pharmaceutical, a specialty drug supplier.
   Small stock valuations are extremely attractive compared to the rest of the market, creating strong upside potential. As always, the exact timing of a sustained rebound can't be predicted, but at some point, small stocks should be better recognized by the market. We're positioning the fund with a narrower, more focused group of stocks in an effort to capitalize on potential positive developments.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American          First American        First American
     Micro Cap Value Fund,  Micro Cap Value Fund,  Micro Cap Value Fund,  Russell 2000
           Class A             Class A adjusted          Class Y             Index
           -------             ----------------          -------             -----
1988       $12,420                  $11,861               $12,468           $12,149
1989       $ 9,232                  $ 8,816               $ 9,332           $ 8,851
1990       $14,828                  $14,161               $15,035           $12,840
1991       $17,021                  $16,255               $17,285           $13,988
1992       $23,350                  $22,299               $23,723           $18,627
1993       $25,678                  $24,522               $26,167           $19,124
1994       $35,615                  $34,012               $36,387           $23,592
1995       $42,047                  $40,155               $43,057           $26,694
1996       $60,951                  $58,208               $62,454           $35,554
1997       $47,073                  $44,954               $48,240           $28,791
1998       $47,073                  $44,954               $48,240           $28,791

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                 SINCE
                            1 YEAR    3 YEAR   5 YEAR   10 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                    -22.77%    9.74%    15.05%    16.76%       14.52%
--------------------------------------------------------------------------------
Class A adjusted           -26.27%    8.05%    14.01%    16.21%       14.04%
--------------------------------------------------------------------------------
Class B                    -23.78%     N/A      N/A       N/A        -14.60%
--------------------------------------------------------------------------------
Class B adjusted           -27.36%     N/A      N/A       N/A        -18.11%
--------------------------------------------------------------------------------
Class Y                    -22.76%    9.85%    15.25%    17.04%       14.82%
--------------------------------------------------------------------------------
Russell 2000               -19.02%    6.87%    9.10%     11.15%       11.15%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares, B shares, and Y shares is 8/8/97. The performance reflected in the table for class A and Y shares begins on 9/30/87, the inception date of the common trust fund and class B shares begins on 8/8/97. Actual since inception returns from 8/8/97 for class A shares is -13.55%, class A shares adjusted is -16.95%, and class Y shares is -13.61%.

The 10-year performance reflected in the graph begins on 9/30/88 and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/8/97, the inception date of the First American Micro Cap Value Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           50       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SMALL CAP FUNDS
REGIONAL EQUITY


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALL CAP COMPANIES HEADQUARTERED IN MINNESOTA, NORTH AND SOUTH DAKOTA, MONTANA, WISCONSIN, MICHIGAN, IOWA, NEBRASKA, COLORADO AND ILLINOIS

The Regional Equity Fund's focus on smaller-company stocks made for a difficult year. The fund recorded a return of -24.54% for the fiscal year ended September 30, 1998.
   The market for small stocks based in the 11-state region covered by the fund offered little refuge. A number of stocks suffered significant declines, particularly our holdings in the financial services and utilities sectors. On the other hand, stocks in the energy and consumer goods areas performed much better than the market as a whole.
   Specific issues offering strong returns included two technology names - National Computer Systems, which makes educational testing products, and Mapics, a software developer. Consumer marketers Regis Corp. and Fingerhut were also stellar performers in this challenging environment.
   The strength of the economy during the coming year probably holds the key in determining how well stocks in this fund will perform. But there are many reasons to be encouraged by the Federal Reserve's efforts to keep the economy growing. What's more, small company stock valuations became extremely attractive after the selloff of the summer of 1998. That value should become recognized by the markets, and there's good reason to anticipate a rebound in the near future.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American         First American         First American
      Regional Equity Fund,  Regional Equity Fund,  Regional Equity Fund,  Russell 2000
            Class A            Class A adjusted          Class Y               Index
            -------            ----------------          -------               -----
1992       $10,000                $ 9,550                $10,000              $10,000
1993       $11,667                $11,142                $11,667              $11,585
1994       $12,457                $11,896                $12,464              $11,894
1995       $17,585                $16,794                $17,624              $14,673
1996       $19,514                $18,636                $19,610              $16,602
1997       $26,565                $25,369                $26,766              $22,112
1998       $20,046                $19,144                $20,251              $17,907

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                              SINCE
                                     1 YEAR   3 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                             -24.54%    4.46%   11.43%      13.33%
--------------------------------------------------------------------------------
Class A adjusted                    -27.94%    2.87%   10.42%      12.43%
--------------------------------------------------------------------------------
Class B                             -25.12%    3.69%    N /A       12.12%
--------------------------------------------------------------------------------
Class B adjusted                    -28.70%    2.49%    N /A       11.78%
--------------------------------------------------------------------------------
Class Y*                            -24.34%    4.74%   11.66%      13.53%
--------------------------------------------------------------------------------
Russell 2000                        -19.02%    6.87%    9.10%      10.66%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 12/14/92, the inception date of the class B shares is 8/15/94, and the inception date of the class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares, and performance for class B shares begins on 8/15/94.

*The performance presented links the performance of class A shares from inception on 12/14/92 to 2/4/94 with the performance of class Y shares after its inception on 2/4/94. The since inception return for class Y shares from 2/4/94, is 11.34%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           51       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SMALL CAP FUNDS
SMALL CAP GROWTH


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS CAPITAL GROWTH BY INVESTING IN A DIVERSIFIED PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR LESS WITH OUTSTANDING POTENTIAL FOR SUPERIOR GROWTH

In broad terms, Small Cap Growth Fund's performance followed that of the small company stock market as a whole during the fund's fiscal year. For many months, performance was strong. But after reaching a peak in the spring, small stocks dropped dramatically, particularly in July and August. For the fiscal year ended September 30, 1998, the fund registered a return of -18.66%.
   Although the total return for the period was negative, the fund still managed to perform better than similar funds on average.
   In what was clearly a bear market for smaller stocks, the fund benefited from its diversified approach. While the fund remained fully invested it avoided heavy weightings in any single sector, an important factor in volatile times. The area of the fund's greatest concentration is in retail stocks, and relatively speaking the fund fared well with that group, led by Duane Reade, the New York drug store chain. Other strong performers in our portfolio included L-3 Communications, Sipex and U.S. Foodservice. We underemphasized energy stocks, which represented one of the poorest-performing sectors.
   While we can expect continued volatility at least in the short run, valuations in small stocks look extremely attractive, which should bode well for the fund over the long term. We have positioned the fund in securities across a broad range of sectors and are focusing on identifying specific stocks that have the best chance of responding when markets undertake a sustained recovery. The timing of such a recovery is difficult to predict, but clearly, these stocks offer long-term upside potential for patient investors.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

          First American          First American          First American
      Small Cap Growth Fund,  Small Cap Growth Fund,  Small Cap Growth Fund,  Russell 2000
             Class A             Class A adjusted           Class Y              Index
             -------             ----------------           -------              -----
1988         $10,000                 $ 9,555                $10,000             $10,000
1989         $12,226                 $11,682                $12,226             $12,149
1990         $11,431                 $10,923                $11,431             $ 8,851
1991         $16,068                 $15,353                $16,068             $12,840
1992         $17,061                 $16,302                $17,061             $13,988
1993         $21,251                 $20,306                $21,251             $18,627
1994         $21,702                 $20,736                $21,702             $19,124
1995         $24,714                 $23,615                $24,714             $23,592
1996         $26,043                 $24,885                $26,043             $26,694
1997         $37,935                 $36,248                $37,935             $35,554
1998         $30,856                 $29,484                $31,061             $28,791

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE
                                                                      SINCE
                            1 YEAR   3 YEAR    5 YEAR   10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                    -18.66%    7.68%     7.74%    11.93%       8.83%
--------------------------------------------------------------------------------
Class A adjusted           -22.31%    6.03%     6.76%    11.41%       8.39%
--------------------------------------------------------------------------------
Class B                      N/A       N/A       N/A       N/A      -16.30%+
--------------------------------------------------------------------------------
Class B adjusted             N/A       N/A       N/A       N/A      -20.49%+
--------------------------------------------------------------------------------
Class Y*                   -18.12%    7.92%     7.89%    12.00%       8.89%
--------------------------------------------------------------------------------
Russell 2000               -19.02%    6.87%     9.10%    11.15%      11.15%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 3/16/87, the inception date of the class B shares is 7/31/98, and the inception date of the class Y shares is 7/31/98. The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B shares begins on 7/31/98.

*The performance presented links the performance of class A shares from inception on 3/16/87 to 7/31/98 with the performance of class Y shares after its inception on 7/31/98. The cumulative since inception return for class Y shares from 7/31/98, is -16.17%.

The performance presented is that of a predecessor fund, Piper Small Company Growth Fund, which merged with First American Small Cap Growth Fund on 7/31/98.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.

+Cumulative since inception.


                           52       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SMALL CAP FUNDS
SMALL CAP VALUE


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR LESS AND BELIEVED TO BE UNDERVALUED

In an unforgiving market for both small-cap and value stock investors, Small Cap Value Fund returned -19.48% for the 10-month period ended September 30, 1998. Although there was weakness in the last months of 1997, the most significant challenges occurred from May until August, as growing concerns about worldwide economic problems drew investors away from smaller stocks.
   Most detrimental to the fund were its holdings in financial stocks, which severely underperformed the markets. An increasing credit crunch took its toll on many specialty finance companies that were part of the portfolio. Selected technology stocks in the portfolio also suffered dramatic losses. During the period, we shifted money out of some technology holdings that were particularly out of favor.
   There were positives, including Tarrant Apparel Group, an apparel manufacturer, which more than doubled in value during the year, and Superior Telecom, which produces copper wire for the telecommunications industry. However, the reality was that most small-cap stocks went through a major correction. On the plus side, it has created some of the best value opportunities in the market in many years. In fact, it's the kind of environment that can greatly reward investors with a long-term perspective, because small-cap stocks will again gain favor with the markets at some point. In keeping with that perspective, many of the fund's positions have been maintained and a number of attractive new stocks have been added to the portfolio from a wide range of industries.

VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American         First American          First American
        Small Cap Value Fund,  Small Cap Value Fund,   Small Cap Value Fund,  Russell 2000
              Class A            Class A adjusted            Class Y             Index
              -------            ----------------            -------             -----
1988          $10,000                $ 9,549                 $10,000            $10,000
1989          $12,289                $11,735                 $12,323            $12,149
1990          $9,503                 $ 9,074                 $ 9,570            $ 8,851
1991          $15,200                $14,514                 $15,327            $12,840
1992          $17,439                $16,652                 $17,600            $13,988
1993          $23,784                $22,710                 $24,090            $18,627
1994          $25,798                $24,634                 $26,186            $19,124
1995          $36,447                $34,803                 $36,825            $23,592
1996          $42,159                $40,257                 $42,963            $26,694
1997          $59,777                $57,080                 $61,017            $35,554
1998          $44,647                $42,633                 $45,701            $28,791

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                    10 MONTH*     1 YEAR   3 YEAR    5 YEAR  10 YEAR  INCEPTION
--------------------------------------------------------------------------------
Class A               -19.48%    -25.31%    7.00%    13.42%   16.14%     17.40%
--------------------------------------------------------------------------------
Class A adjusted      -23.11%    -28.65%    5.37%    12.39%   15.60%     16.90%
--------------------------------------------------------------------------------
Class B               -19.91%      N/A       N/A       N/A     N/A      -19.87%+
--------------------------------------------------------------------------------
Class B adjusted      -23.62%      N/A       N/A       N/A     N/A      -23.58%+
--------------------------------------------------------------------------------
Class Y               -19.31%    -25.10%    7.46%    13.66%   16.41%     17.70%
--------------------------------------------------------------------------------
Russell 2000          -14.75%    -19.02%    6.87%    9.10%    11.15%     11.15%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 8/1/94, the inception date of the class B shares is 11/24/97, and the inception date of the class Y shares is 8/1/94. Actual since inception return from 8/1/94 for class A shares is 15.08%, class A shares adjusted is 13.81%, and class Y shares since inception from 8/1/94 is 15.31%.

The 10-year performance reflected in the graph begins on 9/30/88, and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/1/94, the inception date of the Qualivest Small Companies Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance. The performance reflected in the table begins on 9/30/88, the inception date of the common trust fund.

The performance presented includes that of a predecessor fund, Qualivest Small Companies Value Fund, which merged with First American Small Cap Value Fund on 11/21/97.

*Returns are for the period indicated and are not annualized.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           53       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Micro Cap Value Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 94.3%

AEROSPACE - 3.3%
LMI Aerospace*                                    105,000         $       814
Moog, Cl A*                                       135,500               3,921
                                                                  -----------
                                                                        4,735
                                                                  -----------

AIR TRANSPORTATION - 0.0%
World Airways*                                     38,500                  38
                                                                  -----------


APPAREL/TEXTILES - 3.3%
Deckers Outdoors*                                  54,100                 271
Gildan Activewear*                                150,000               1,144
Hampshire Group Limited*                           44,100                 750
Quaker Fabric                                     102,450                 480
Tarrant Apparel Group*                             86,600               2,100
                                                                  -----------
                                                                        4,745
                                                                  -----------

AUTOMOTIVE - 0.9%
Bonded Motors*                                     77,600                 514
Edelbrock*                                         55,700                 815
                                                                  -----------
                                                                        1,329
                                                                  -----------

BANKS - 5.5%
First Republic Bank*                               70,000               2,135
TR Financial                                      100,000               2,662
UST                                                35,400                 748
Webster Financial                                 103,544               2,524
                                                                  -----------
                                                                        8,069
                                                                  -----------

BATTERIES AND BATTERY SYSTEMS - 0.2%
BOLDER Technologies*                               32,000                 314
                                                                  -----------


CHEMICALS - 0.5%
CPAC*                                              74,900                 665
                                                                  -----------


COMMUNICATIONS EQUIPMENT - 0.6%
Comdial*                                           89,600                 739
Transcrypt International*                          38,900                 102
                                                                  -----------
                                                                          841
                                                                  -----------

COMPUTERS & SERVICES - 13.5%
Bell & Howell*                                     64,000               1,660
BrightStar Information Technology Group*           67,400                 413
Cimatron*                                         213,442                 347
Ciprico*                                          120,000                 877
Consilium*                                        285,163                 517
Fieldworks*                                       160,000                 580
Fourth Shift*                                     135,700                 433
Gatefield*                                        318,350                  95
General Scanning*                                  53,700                 295
Government Technology Services*                   182,700                 731
GSE Systems*                                       55,000                 165
Inprise*                                          185,000               1,145
Kentek Information Systems                         97,242                 626
Kofax Image Products*                             200,000               1,325
Kronos*                                            33,100               1,225


Micro Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
MacNeal-Schwendler*                                78,100         $       483
Micrografx*                                       100,000                 950
National Computer Systems                          42,100               1,242
Olicom A/S*                                       116,900               1,600
Pomeroy Computer Resources*                       115,100               1,914
Sapiens International*                             78,800                 384
Triple P N.V.*                                    213,500                 694
TRO Learning*                                     157,700               1,202
TrueVision*                                       250,000                 312
Wall Data*                                         25,000                 381
                                                                  -----------
                                                                       19,596
                                                                  -----------

CONTAINERS & PACKAGING - 0.5%
BWay*                                              59,400                 754
                                                                  -----------


ELECTRICAL SERVICES - 0.5%
Trigen Energy                                      62,000                 802
                                                                  -----------


ENVIRONMENTAL SERVICES - 0.7%
Arcadis NV*                                        30,000                 218
Walbro                                             94,500                 762
                                                                  -----------
                                                                          980
                                                                  -----------

FINANCIAL SERVICES - 2.6%
Aames Financial                                    48,200                 292
Medallion Financial                                54,400                 857
Rockford Industries*                              106,700                 907
United PanAm Financial*                           200,000               1,125
WFS Financial*                                    100,100                 601
                                                                  -----------
                                                                        3,782
                                                                  -----------

GAS/NATURAL GAS - 0.3%
Midcoast Energy Resources                          21,010                 383
                                                                  -----------


GLASS PRODUCTS - 0.8%
Libbey                                             40,000               1,180
                                                                  -----------

HAZARDOUS WASTE MANAGEMENT - 0.4%
Air & Water Technologies*                         275,000                 550
                                                                  -----------

HEALTHCARE MANAGEMENT - 0.0%
Complete Management*                               53,300                  57
                                                                  -----------

HOUSEHOLD FURNITURE & FIXTURES - 2.9%
Stanley Furniture*                                117,800               2,047
Thomas Industries                                 100,950               2,164
                                                                  -----------
                                                                        4,211
                                                                  -----------

HOUSING CONSTRUCTION - 1.2%
Morgan Products Limited*                           82,400                 216
Simpson Manufacturing*                             20,000                 585
Synthetic Industries*                              61,700               1,003
                                                                  -----------
                                                                        1,804
                                                                  -----------


                                  54     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS
Micro Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
INSURANCE - 7.1%
Chandler Insurance*                               170,125         $     1,276
Delphi Financial Group, Cl A*                      18,699                 736
Farm Family Holdings*                              27,300                 833
LaSalle Re Holdings                                45,300               1,206
Penn Treaty American*                             118,550               2,860
Philadelphia Consolidated Holding                 112,200               2,482
SCPIE Holdings                                     29,900                 931
                                                                  -----------
                                                                       10,324
                                                                  -----------

LEASING & RENTING - 1.0%
Leasing Solutions*                                 24,500                 671
Willis Lease Finance*                              43,200                 718
                                                                  -----------
                                                                        1,389
                                                                  -----------

LEISURE - 0.4%
TearDrop Golf*                                    100,600                 578
                                                                  -----------


MACHINERY - 1.6%
Bridgeport Machines*                              111,500                 962
Foster (LB), Cl A*                                160,000                 700
Scotsman Industries                                30,800                 697
                                                                  -----------
                                                                        2,359
                                                                  -----------

MARINE TRANSPORTATION - 1.0%
Nordic American Tanker Shipping                   112,900               1,439
                                                                  -----------


MEASURING DEVICES - 0.8%
Brown & Sharpe Manufacturing, Cl A*               126,800                 951
EnviroSource*                                      30,042                 244
                                                                  -----------
                                                                        1,195
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 3.0%
America Service Group*                            105,000                 971
Bacou USA*                                         26,500                 457
Cholestech*                                       120,800                 566
Diagnostic Health Services*                       224,500                 996
PolyMedica*                                        79,000                 726
Spacelabs Medical*                                 46,800                 725
Unison HealthCare*                                 56,500                   1
                                                                  -----------
                                                                        4,442
                                                                  -----------

METALS & MINING - 0.5%
Lindberg                                           60,000                 758
                                                                  -----------


MISCELLANEOUS BUSINESS SERVICES - 3.1%
Acxiom*                                            69,760               1,731
American Bank Note Holographics*                  136,400               1,074
ImageMax*                                          67,500                 160
InteliData Technologies*                           39,300                  36
NOVA*                                              49,456               1,518
                                                                  -----------
                                                                        4,519
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 1.5%
Racing Champions*                                  81,000                 896
Regis                                              41,300               1,301
                                                                  -----------
                                                                        2,197
                                                                  -----------


Micro Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 6.9%
AFC Cable Systems                                  90,750         $     2,155
Dayton Superior*                                   75,500               1,331
Excel Industries                                   75,900                 949
FiberMark*                                         42,150                 598
MagneTek*                                         192,262               2,103
Matthews International, Cl A                       70,800               1,770
Park-Ohio Holdings*                                84,535               1,152
                                                                  -----------
                                                                       10,058
                                                                  -----------

MOTORCYCLES, BICYCLES & PARTS - 0.5%
Huffy                                              48,300                 682
                                                                  -----------

OFFICE FURNITURE & FIXTURES - 0.5%
Shelby Williams Industries                         62,800                 722
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 1.5%
Bellwether Exploration*                            94,500                 573
Comstock Resources*                                76,200                 448
Forest Oil*                                        77,620                 805
Titan Exploration*                                 60,400                 366
                                                                  -----------
                                                                        2,192
                                                                  -----------

PHARMACEUTICAL - 3.9%
Catalytica*                                       262,600               3,709
Roberts Pharmaceutical*                            99,700               1,907
                                                                  -----------
                                                                        5,616
                                                                  -----------

PROFESSIONAL SERVICES - 2.3%
Borg Warner Security*                             210,000               2,940
Total Containment*                                 60,455                 382
                                                                  -----------
                                                                        3,322
                                                                  -----------

REAL ESTATE - 4.7%
Chelsea GCA Realty                                 27,100                 928
Lexington Corporate Properties                     53,000                 666
OMEGA Healthcare Investors                         76,000               2,484
Omega Worldwide*                                   29,840                 153
RFS Hotel Investors                                33,200                 398
Shurgard Storage Centers                           50,100               1,299
Walden Residential Properties                      34,000                 782
Winston Hotels                                     12,900                 112
                                                                  -----------
                                                                        6,822
                                                                  -----------

RETAIL - 4.0%
Apple South                                        40,000                 445
Drug Emporium*                                    331,600               1,326
Finish Line, Cl A*                                 46,100                 429
Finlay Enterprises*                                55,900                 468
Friedman's, Cl A*                                  40,600                 264
Genovese Drug Stores, Cl A                         40,500                 780
K-Swiss, Cl A                                      38,200                 888
Marks Bros. Jewelers*                              28,400                 380
Piercing Pagoda*                                   58,650                 674
Video Update, Cl A*                               175,125                 186
                                                                  -----------
                                                                        5,840
                                                                  -----------


                                  55     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Micro Cap Value Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
SECURITY BROKERS - 0.3%
Ragen Mackenzie Group*                             42,000         $       425
                                                                  -----------

SEMI-CONDUCTORS/INSTRUMENTS - 0.8%
FEI*                                              100,000                 800
Unit Instruments*                                  76,320                 353
                                                                  -----------
                                                                        1,153
                                                                  -----------

SINGLE FAMILY HOUSING CONSTRUCTION - 0.6%
D.R. Horton                                        53,750                 860
                                                                  -----------

STEEL & STEEL WORKS - 1.3%
Northwest Pipe*                                   100,100               1,852
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 1.0%
Corsair Communications*                            70,000                 214
Evolving Systems*                                 200,000                 563
Periophonics*                                      83,000                 685
                                                                  -----------
                                                                        1,462
                                                                  -----------

TESTING LABORATORIES - 0.4%
Collaborative Clinical Research*                  200,000                 563
                                                                  -----------

TRANSPORTATION - 1.7%
American Aircarriers Support*                     100,000                 613
Budget Group, Cl A*                                48,800               1,113
Supreme Industries                                 73,091                 704
                                                                  -----------
                                                                        2,430
                                                                  -----------

UTILITIES - 5.0%
El Paso Electric*                                 126,800               1,228
TNP Enterprises                                    42,900               1,499
Unisource Energy*                                 300,000               4,594
                                                                  -----------
                                                                        7,321
                                                                  -----------

WHOLESALE - 1.2%
Performance Food Group*                            50,700               1,128
Pioneer-Standard Electronics                       95,400                 602
                                                                  -----------
                                                                        1,730
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $125,429)                                                   137,085
                                                                  -----------

CONVERTIBLE BONDS - 1.6%
Aames Financial, 53.5619 Shares
    5.500%, 03/15/06                          $       200                 104
Complete Management, 71.4286 Shares
    8.000%, 08/15/03                                  590                 123
Complete Management, 62.5000 Shares
    8.000%, 12/15/03                                  300                  63
Drug Emporium, 65.1466 Shares
    7.750%, 10/01/14                                  921                 730
Leasing Solutions, 28.6533 Shares
    6.875%, 10/01/03                                  250                 240


Micro Cap Value Fund (concluded)
DESCRIPTION                              PAR (000)/SHARES         VALUE (000)
-----------------------------------------------------------------------------
MacNeal-Schwendler, 66.0066 Shares
    7.875%, 08/18/04                          $       630         $       592
Titan, 285.7143 Shares
    8.250%, 11/01/03                                  360                 521
                                                                  -----------

TOTAL CONVERTIBLE BONDS
    (Cost $2,983)                                                       2,373
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 3.1%
First American Prime
    Obligations Fund (A)                        4,558,142               4,558
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $4,558)                                                       4,558
                                                                  -----------

TOTAL INVESTMENTS - 99.0%
    (Cost $132,970)                                                   144,016
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - 1.0% (B)                            1,428
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 18,166,876 outstanding shares                             106,161
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 139,712 outstanding shares                                  1,439
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 26,216 outstanding shares                                     263
Undistributed net investment income                                        52
Accumulated net realized gain on investments                           26,483
Net unrealized appreciation of investments                             11,046

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   145,444
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $      7.93
                                                                  -----------

Net asset value and redemption
   price per share--Class A                                       $      7.95

Maximum sales charge of 4.50% (1)                                        0.37
                                                                  -----------

Offering price per share--Class A                                 $      8.32
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $      7.84
                                                                  -----------


*Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $     9,293
        Payable upon return of securities on loan                 $    (9,293)

Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  56     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS
Regional Equity Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 93.7%
APPAREL/TEXTILES - 2.0%
Ashworth*                                         375,000         $     2,531
Sport-Haley (B)*                                  313,000               3,130
                                                                  -----------
                                                                        5,661
                                                                  -----------

AUTOMOTIVE - 6.9%
Dura Automotive Systems* (B)                      214,000               5,537
SPX                                                65,000               2,685
Tower Automotive*                                 557,400              11,009
                                                                  -----------
                                                                       19,231
                                                                  -----------

BANKS - 6.1%
Community First Bankshares                        620,000              11,005
TCF Financial                                     300,000               5,962
                                                                  -----------
                                                                       16,967
                                                                  -----------

BATTERIES & BATTERY SYSTEMS - 0.6%
BOLDER Technologies*                              170,200               1,670
                                                                  -----------


CHEMICALS - 0.9%
W.H. Brady                                        121,900               2,529
                                                                  -----------


COMMUNICATIONS EQUIPMENT - 1.9%
Communications Systems                            435,200               5,005
Premis* (B)                                        58,400                  65
Transcrypt International*                         134,400                 352
                                                                  -----------
                                                                        5,422
                                                                  -----------

COMPUTERS & SERVICES - 10.3%
Bell & Howell*                                    105,000               2,723
Digi International*                               284,500               3,485
Evolving Systems Inc*                             328,400                 924
Inacom*                                           230,000               4,341
Innovex                                           200,000               2,425
JPM*                                               49,800                 299
National Computer Systems                         387,000              11,417
System Software Associates*                       642,100               3,251
                                                                  -----------
                                                                       28,865
                                                                  -----------

ENTERTAINMENT - 1.8%
Grand Casinos*                                    290,000               2,302
Lodgenet Entertainment*                           400,000               2,825
                                                                  -----------
                                                                        5,127
                                                                  -----------

FINANCIAL SERVICES - 2.3%
Metris*                                           135,320               6,309
                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 3.7%
International Multifoods                          200,000               3,287
Michael Foods                                     302,600               7,187
                                                                  -----------
                                                                       10,474
                                                                  -----------

GAS/NATURAL GAS - 0.7%
Western Gas Resources                             220,800               1,822
                                                                  -----------


Regional Equity Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
INSURANCE - 5.1%
Amerin*                                           460,800         $     8,698
ARM Financial Group, Cl A                         159,900               2,838
MMI                                               158,900               2,850
                                                                  -----------
                                                                       14,386
                                                                  -----------

MACHINERY - 4.7%
Alliant Techsystems*                               84,200               5,578
Donaldson                                         472,600               7,562
                                                                  -----------
                                                                       13,140
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 6.6%
Angeion*                                           96,800                 203
ATS Medical*                                      255,600               1,502
CNS*                                              339,000               1,292
Dynamic Healthcare Techologies*                   163,300                 163
Empi*                                             307,300               4,917
Lifecore Biomedical*                              483,500               3,626
Orphan Medical*                                   162,800               1,252
Rehabilicare (B)*                                 240,000                 570
TSI (B)                                           669,300               4,936
                                                                  -----------
                                                                       18,461
                                                                  -----------

METALS & MINING - 5.6%
A.M. Castle                                       169,900               2,559
Titanium Metals*                                  200,000               2,825
Varlen                                            369,000              10,332
                                                                  -----------
                                                                       15,716
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 0.6%
Alternate Postal Delivery (B)*                    210,000                 210
Alternative Resources*                            225,000               1,434
                                                                  -----------
                                                                        1,644
                                                                  -----------

MISCELLANEOUS CONSUMER
SERVICES - 4.4%
Regis                                             394,400              12,424
                                                                  -----------


MISCELLANEOUS MANUFACTURING - 12.8%
Applied Power                                     460,200              12,569
Ballantyne of Omaha*                              447,750               3,666
BMC Industries                                    187,100               1,123
Idex                                              200,000               5,312
Pentair                                           250,000               8,063
Valmont Industries                                421,200               5,160
                                                                  -----------
                                                                       35,893
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 1.0%
Basin Exploration*                                115,700               1,916
Forest Oil*                                        89,000                 923
                                                                  -----------
                                                                        2,839
                                                                  -----------

PRINTING & PUBLISHING - 3.1%
Merrill                                           562,000               8,816
                                                                  -----------


RETAIL - 6.3%
Buffets*                                          535,000               5,785
Department 56*                                    270,000               7,290
Fingerhut                                         425,000               4,675
                                                                  -----------
                                                                       17,750
                                                                  -----------


                                  57     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Regional Equity Fund (continued
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS - 1.1%
Aetrium (B)*                                      686,000         $     3,001
                                                                  -----------

TELEPHONES/TELECOMMUNICATIONS - 4.4%
Mosaix* (B)                                       535,800               2,579
Norstan (B)*                                      551,300               9,648
                                                                  -----------
                                                                       12,227
                                                                  -----------

WHOLESALE - 0.8%
Hawkins Chemical                                  220,000               2,200
                                                                  -----------

TOTAL COMMON STOCKS
   (Cost $234,827)                                                    262,574
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 7.1%
First American Prime
   Obligations Fund (A)                        19,970,071              19,970
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $19,970)                                                      19,970
                                                                  -----------

TOTAL INVESTMENTS - 100.8%
   (Cost $254,797)                                                    282,544
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - (0.8%) (C)                        (2,296)
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 13,442,457 outstanding shares                             179,963
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 1,540,879 outstanding shares                               22,407
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 1,814,030 outstanding shares                               30,612
Accumulated net realized gain on investments                           19,519
Net unrealized appreciation of investments                             27,747

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   280,248
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $    16.74
                                                                  -----------
Net asset value and redemption price
   per share--Class A                                             $    16.68

Maximum sales charge of 4.50% (1)                                       0.79
                                                                  -----------

Offering price per share--Class A                                 $    17.47
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $    16.25
                                                                  -----------


Regional Equity Fund (concluded)
DESCRIPTION
-----------------------------------------------------------------------------
* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by US Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Investments represent five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940 at or during the period ended September 30, 1998. See activity below.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $    15,641
        Payable upon return of securities on loan                 $   (15,641)

Cl--Class

The activity for investments in Common Stocks of Affiliates is as follows:

                                                                                               Net
                        Shares at       Shares at                                            Realized
Description              09/30/97        09/30/98          Difference        Dividends     Gains/Losses
                      -----------     -----------         -----------      -----------      -----------
Aetrium                   686,000         686,000                  --      $        --      $        --
Alternate Postal
   Delivery               236,500         210,000             (26,500)              --         (103,720)
Dura Automotive
   Systems                163,900         214,000(+)           50,100               --               --
Onelink
   Communications         328,900              --(+)         (328,900)              --         (833,708)
Mosaix                    604,800         535,800(+)          (69,000)              --         (610,832)
Norstan                   536,300         551,300              15,000               --               --
Premis                    152,200          58,400(+)          (93,800)              --         (380,804)
Rehabilicare              259,300         240,000(+)          (19,300)              --           (4,027)
Sport-Haley               298,000         313,000              15,000               --               --
TSI                       715,200         669,300             (45,900)          85,824          227,205
                      -----------     -----------         -----------      -----------      -----------
                        3,981,100       3,477,800            (503,300)     $    85,824      $(1,705,886)

(+) At September 30, 1998 these securities were not considered affiliates.

The accompanying notes are an integral part of the financial statements.


                                  58     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS
Small Cap Growth Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 92.0%
AIRCRAFT - 1.4%
BE Aerospace*                                      94,000         $     2,068
                                                                  -----------

APPAREL/TEXTILES - 1.3%
Columbia Sportswear*                              109,000               1,785
                                                                  -----------

AUTOMOTIVE - 2.2%
Tower Automotive*                                 156,000               3,081
                                                                  -----------

BANKS - 3.2%
Commerce Bancorp New Jersey                        61,207               2,422
Community First Bankshares                         95,000               1,686
Westamerica Bancorporation                         15,900                 460
                                                                  -----------
                                                                        4,568
                                                                  -----------
BATTERIES & BATTERY SYSTEMS - 0.8%
BOLDER Technologies*                              115,000               1,128
                                                                  -----------

BROADCASTING, NEWSPAPERS &
ADVERTISING - 2.5%
Capstar Broadcasting Partners*                    113,000               1,744
Getty Images Inc*                                 105,000               1,824
                                                                  -----------
                                                                        3,568
                                                                  -----------

CHEMICALS - 2.3%
Cambrex                                            80,000               1,885
OM Group                                           52,000               1,466
                                                                  -----------
                                                                        3,351
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 4.2%
Excel Switching*                                   79,500               1,878
Medialink Worldwide*                              160,000               2,680
Tekelec*                                           96,500               1,472
                                                                  -----------
                                                                        6,030
                                                                  -----------

COMPUTERS & SERVICES - 4.5%
Apex PC Solutions*                                 60,000               1,177
National Computer Systems                          80,500               2,375
Technology Solutions*                              91,500               1,029
Tier Technologies Inc*                            115,000               1,897
                                                                  -----------
                                                                        6,478
                                                                  -----------

ENVIRONMENTAL SERVICES - 2.2%
American Disposal Services*                        39,000               1,519
CUNO*                                              95,300               1,596
                                                                  -----------
                                                                        3,115
                                                                  -----------

FINANCIAL SERVICES - 1.9%
Affiliated Managers Group*                         55,000                 990
Financial Federal*                                 71,100               1,560
Heller Financial*                                   7,000                 168
                                                                  -----------
                                                                        2,718
                                                                  -----------

HEALTH CARE - 1.4%
Medical Manager*                                   60,000               1,372
QuadraMed*                                         33,700                 678
                                                                  -----------
                                                                        2,050
                                                                  -----------


Small Cap Growth Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
INSURANCE - 4.2%
ARM Financial Group, Cl A                          96,000         $     1,704
CMAC Investment                                    54,000               2,349
United Payors & United Providers*                  98,500               1,921
                                                                  -----------
                                                                        5,974
                                                                  -----------

LEISURE - 0.4%
Adams Golf*                                       125,000                 516
                                                                  -----------

MACHINERY - 1.5%
Kuhlman                                            65,200               2,115
                                                                  -----------


MEDICAL PRODUCTS & SERVICES - 6.6%
ATS Medical*                                      209,400               1,230
Cyberonics*                                       100,000                 600
Express Scripts, Cl A*                             29,000               2,385
Osteotech*                                         29,800                 790
Perclose*                                          80,000               1,320
Qiagen*                                            40,900               2,229
Quorum Health Group*                               55,000                 894
                                                                  -----------
                                                                        9,448
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 2.8%
ABM Industries                                     65,000               1,901
Computer Learning Centers*                        119,000                 945
Whittman-Hart*                                     63,300               1,163
                                                                  -----------
                                                                        4,009
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 5.4%
Carriage Services*                                 85,000               2,098
G. & K. Services                                   73,500               3,445
Wackenhut Corrections*                            101,000               2,241
                                                                  -----------
                                                                        7,784
                                                                  -----------

PETROLEUM & FUEL PRODUCTS - 1.9%
Evergreen Resources*                               40,000                 880
Newfield Exploration*                              80,000               1,800
                                                                  -----------
                                                                        2,680
                                                                  -----------

PHARMACEUTICAL - 1.8%
Algos Pharmaceuticals*                             45,000               1,041
ICON PLC, ADR*                                     25,000                 816
Barr Laboratories*                                 25,000                 759
                                                                  -----------
                                                                        2,616
                                                                  -----------

PROFESSIONAL SERVICES - 2.0%
ABR Information Services*                          78,000               1,068
Strayer Education                                  71,500               1,868
                                                                  -----------
                                                                        2,936
                                                                  -----------

REAL ESTATE INVESTMENT TRUSTS - 1.0%
Alexandria Real Estate Equities                    54,600               1,481
                                                                  -----------

RETAIL - 10.5%
99 Cents Only Stores*                              54,250               2,146
Consolidated Products*                            114,000               2,002
Duane Reade*                                       97,500               3,699


                                  59     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Small Cap Growth Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Fred's Incorporated, Cl A                         150,000         $     1,987
Garden Fresh Restaurant*                          115,000               1,696
Linens N Things*                                   67,000               1,843
O'Reilly Automotive*                               45,700               1,657
                                                                  -----------
                                                                       15,030
                                                                  -----------

SEMICONDUCTORS/INSTRUMENTS - 10.1%
Applied Micro Circuits*                           100,000               1,488
Micrel*                                            64,000               1,696
Mips Technologies*                                149,000               2,961
PMC-Sierra*                                        53,300               1,699
Sanmina*                                           99,800               2,807
SIPEX*                                             92,000               2,335
Transwitch*                                       100,000               1,494
                                                                  -----------
                                                                       14,480
                                                                  -----------

SERVICES-PREPACKAGED SOFTWARE - 1.4%
H.T.E.*                                           170,000               2,083
                                                                  -----------

SOFTWARE - 5.9%
Aspect Development*                                65,500               2,579
Bindview Development*                              40,000                 805
Engineering Software*                              28,800               1,375
Evolving Systems Inc*                             100,000                 281
Hyperion Solutions*                                50,350               1,092
Mercury Interactive*                               58,000               2,302
                                                                  -----------
                                                                        8,434
                                                                  -----------

SPECIALTY CONSTRUCTION - 0.2%
Quanta Services*                                   20,000                 246
                                                                  -----------

TELECOMMUNICATION SERVICES - 1.7%
International Telecommunications
   Data Systems*                                   84,500               2,451
                                                                  -----------


TELEPHONES & TELECOMMUNICATION - 2.8%
Com21*                                             79,000               1,412
L-3 Communications*                                20,000                 794
NTL*                                               42,800               1,840
                                                                  -----------
                                                                        4,046
                                                                  -----------

TRANSPORTATION SERVICES - 1.2%
C.H. Robinson Worldwide                            83,500               1,680
                                                                  -----------

WHOLESALE - 2.7%
U.S. Foodservice*                                  92,000               3,830
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $132,482)                                                   131,779
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 6.4%
First American Prime
    Obligations Fund (A)                        9,174,778               9,175
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $9,175)                                                       9,175
                                                                  -----------


Small Cap Growth Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4%
    (Cost $141,657)                                               $   140,954
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - 1.6% (B)                            2,276
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 9,504,882 outstanding shares                              117,742
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 2,375,098 outstanding shares                               26,702
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 96,040 outstanding shares                                   1,334
Accumulated net investment loss                                           (1)
Accumulated net realized loss on investments                          (1,844)
Net unrealized depreciation of investments                              (703)

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   143,230
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     11.98
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     11.90

Maximum sales charge of 4.50% (1)                                        0.56
                                                                  -----------

Offering price per share--Class A                                 $     12.46
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     11.50
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $    29,510
        Payable upon return of securities on loan                 $   (29,510)

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  60     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS
Small Cap Value Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 91.5%
AEROSPACE - 2.2%
Moog, Cl A*                                       289,000         $     8,363
                                                                  -----------

AIR TRANSPORTATION - 0.0%
World Airways*                                    143,700                 144
                                                                  -----------

APPAREL/TEXTILES - 2.2%
Deckers Outdoor*                                   95,700                 478
Hampshire Group Limited*                           55,100                 937
Quaker Fabric*                                    256,900               1,204
Tarrant Apparel Group*                            229,200               5,558
                                                                  -----------
                                                                        8,177
                                                                  -----------

AUTOMOTIVE - 0.6%
Bonded Motors*                                     84,800                 562
Edelbrock*                                        106,200               1,553
                                                                  -----------
                                                                        2,115
                                                                  -----------

BANKS - 5.6%
Astoria Financial                                  34,400               1,449
First Republic Bank*                              183,000               5,581
TR Financial                                      218,800               5,826
UST                                                69,530               1,469
Webster Financial                                 290,704               7,086
                                                                  -----------
                                                                       21,411
                                                                  -----------

CHEMICALS - 0.4%
CPAC*                                             162,100               1,439
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 0.5%
Comdial*                                          225,300               1,859
                                                                  -----------

COMPUTERS & SERVICES - 11.9%
BancTec*                                          228,262               3,253
Bell & Howell*                                    195,600               5,073
Gatefield*                                        547,200                 164
General Scanning*                                 137,400                 756
GSE Systems*                                      189,900                 570
Inprise*                                          462,300               2,860
Kronos*                                            65,600               2,427
MacNeal-Schwendler*                               151,600                 938
Mentor Graphics*                                  206,200               1,431
Micrografx*                                       236,500               2,247
National Computer Systems                         107,200               3,162
Olicom A/S*                                       295,300               4,042
Pomeroy Computer Resources*                       245,825               4,087
Radisys*                                          130,900               1,767
Sapiens International*                            194,500                 948
Sybase*                                           555,300               3,349
System Software Associates*                       811,900               4,110
Triple P N.V.*                                    801,760               2,606
TRO Learning*                                     212,200               1,618
                                                                  -----------
                                                                       45,408
                                                                  -----------

CONTAINERS & PACKAGING - 0.6%
BWay*                                             177,000               2,246
                                                                  -----------

ELECTRICAL SERVICES - 0.4%
Trigen Energy                                     130,100               1,683
                                                                  -----------


Small Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.6%
Arcadis N.V.*                                       6,456         $        47
Arcadis N.V.*                                     178,100               1,291
Walbro                                            118,500                 955
                                                                  -----------
                                                                        2,293
                                                                  -----------

FINANCIAL SERVICES - 2.3%
Aames Financial                                    94,400                 572
Franchise Mortgage Acceptance*                    414,600               2,747
Medallion Financial                               146,400               2,306
Rockford Industries*                              207,000               1,759
WFS Financial*                                    197,700               1,186
                                                                  -----------
                                                                        8,570
                                                                  -----------
GAS/NATURAL GAS - 0.2%
Midcoast Energy Resources                          42,020                 767
                                                                  -----------

GLASS PRODUCTS - 0.4%
Libbey                                             51,400               1,516
                                                                  -----------

HAZARDOUS WASTE MANAGEMENT - 0.7%
Air & Water Technologies*                       1,362,300               2,725
                                                                  -----------

HEALTHCARE MANAGEMENT - 0.0%
Complete Management*                              127,200                 135
                                                                  -----------


HOUSEHOLD FURNITURE & FIXTURES - 1.8%
Stanley Furniture*                                233,400               4,055
Thomas Industries                                 139,650               2,994
                                                                  -----------
                                                                        7,049
                                                                  -----------

HOUSEHOLD PRODUCTS - 0.2%
Global Tech Appliances*                           204,900                 960
                                                                  -----------

HOUSING CONSTRUCTION - 1.3%
Morgan Products*                                  164,300                 431
Simpson Manufacturing*                             82,200               2,404
Synthetic Industries*                             120,400               1,956
                                                                  -----------
                                                                        4,791
                                                                  -----------

INSURANCE - 12.1%
Amerin*                                           187,600               3,541
Amerus Life Holdings, Cl A                         55,105               1,209
ARM Financial Group Cl A                          182,800               3,245
Delphi Financial Group, Cl A*                     112,811               4,442
Enhance Financial Services Group                  322,600               9,537
Farm Family Holdings*                              59,900               1,827
Fremont General                                   161,000               7,728
LaSalle Re Holdings                               128,400               3,419
Penn Treaty American*                             193,900               4,678
Philadelphia Consolidated Holding*                206,700               4,573
SCPIE Holdings                                     60,200               1,874
                                                                  -----------
                                                                       46,073
                                                                  -----------

LEASING & RENTING - 0.8%
Leasing Solutions*                                 47,600               1,303
Willis Lease Finance*                             107,100               1,781
                                                                  -----------
                                                                        3,084
                                                                  -----------


                                  61     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Small Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
MACHINERY - 1.9%
Bridgeport Machines*                              176,100         $     1,519
Brown & Sharpe Manufacturing, Cl A*               343,300               2,575
Foster (LB), Cl A*                                253,800               1,110
Scotsman Industries                                91,100               2,061
                                                                  -----------
                                                                        7,265
                                                                  -----------

MARINE TRANSPORTATION - 1.1%
Nordic American Tanker Shipping                   321,900               4,104
                                                                  -----------


MEASURING DEVICES - 0.1%
EnviroSource*                                      46,557                 378
                                                                  -----------


MEDICAL PRODUCTS & SERVICES - 3.6%
Bacou USA*                                        130,300               2,248
Cholestech*                                       303,300               1,422
Diagnostic Health Services*                       329,200               1,461
Mentor                                            111,200               1,265
PolyMedica*                                       288,600               2,652
Respironics*                                      248,400               2,794
Spacelabs Medical*                                115,600               1,792
                                                                  -----------
                                                                       13,634
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 2.2%
Acxiom*                                           139,040               3,450
Cross (A.T.), Cl A                                 95,600                 681
NOVA*                                             140,475               4,311
                                                                  -----------
                                                                        8,442
                                                                  -----------

MISCELLANEOUS CONSUMER SERVICES - 1.4%
Regis                                             174,800               5,506
                                                                  -----------


MISCELLANEOUS MANUFACTURING - 5.5%
AFC Cable Systems*                                186,850               4,438
Dayton Superior*                                  164,300               2,896
MagneTek*                                         428,650               4,688
Matthews International, Cl A                      188,000               4,700
Park-Ohio Holdings*                               182,300               2,484
Tredegar Industries                                90,000               1,648
                                                                  -----------
                                                                       20,854
                                                                  -----------

MOTORCYCLES, BICYCLES & PARTS - 0.4%
Huffy                                             106,000               1,497
                                                                  -----------

OFFICE FURNITURE & FIXTURES - 0.4%
Shelby Williams Industries                        122,800               1,412
                                                                  -----------

OIL SERVICES - 0.6%
Newpark Resources*                                328,700               2,260
                                                                  -----------

PAPER COATED & LAMINATED - 0.2%
FiberMark*                                         54,750                 777
                                                                  -----------


Small Cap Value Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS - 1.4%
Chesapeake Energy                                 442,610         $       526
Comstock Resources*                               198,700               1,167
Forest Oil*                                       260,360               2,701
Titan Exploration*                                162,500                 985
                                                                  -----------
                                                                        5,379
                                                                  -----------

PHARMACEUTICAL - 3.8%
Catalytica*                                       682,033               9,634
Roberts Pharmaceutical*                           263,200               5,034
                                                                  -----------
                                                                       14,668
                                                                  -----------

PRINTING & PUBLISHING - 0.6%
Applied Graphics Technologies*                     65,500                 819
Topps*                                            497,000               1,398
                                                                  -----------
                                                                        2,217
                                                                  -----------

PROFESSIONAL SERVICES - 1.7%
Borg Warner Security*                             461,200               6,457
                                                                  -----------

REAL ESTATE - 5.4%
Chelsea GCA Realty                                 98,900               3,387
Highwoods Properties                               92,700               2,572
Lexington Corporate Properties                    178,600               2,244
OMEGA Healthcare Investors                        129,300               4,226
Omega Worldwide*                                   42,877                 220
RFS Hotel Investors                               121,900               1,463
Shurgard Storage Centers                          117,200               3,040
Walden Residential Properties                     109,200               2,512
Winston Hotels                                    123,500               1,073
                                                                  -----------
                                                                       20,737
                                                                  -----------

RETAIL - 5.1%
Apple South                                       105,700               1,176
Buffets*                                          176,800               1,912
Drug Emporium*                                    582,500               2,330
Finish Line, Cl A*                                119,000               1,108
Finlay Enterprises*                               213,800               1,791
Friedman's, Cl A*                                  83,200                 541
Genovese Drug Stores, Cl A                        171,020               3,292
K-Swiss, Cl A                                      75,200               1,748
Landry's Seafood Restaurants*                     186,400               1,258
Marks Bros. Jewelers*                              56,200                 752
Piercing Pagoda*                                  122,250               1,406
Stage Stores*                                     139,600               1,701
Video Update, Cl A*                               379,250                 403
                                                                  -----------
                                                                       19,418
                                                                  -----------

SEMI-CONDUCTORS/INSTRUMENTS - 0.9%
FEI*                                              131,600               1,053
Unit Instruments*                                 112,850                 522
Unitrode*                                         186,300               1,979
                                                                  -----------
                                                                        3,554
                                                                  -----------

SINGLE FAMILY HOUSING CONSTRUCTION - 0.7%
D.R. Horton                                       173,475               2,776
                                                                  -----------

STEEL & STEEL WORKS - 1.0%
Northwest Pipe*                                   199,000               3,681
                                                                  -----------


                                  62     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS
Small Cap Value Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION - 0.0%
InteliData Technologies*                          109,700         $        99
                                                                  -----------

TRANSPORTATION - 2.3%
Budget Group, Cl A*                               256,600               5,854
Excel Industries                                  148,600               1,857
Supreme Industries*                               102,889                 990
                                                                  -----------
                                                                        8,701
                                                                  -----------

UTILITIES - 5.0%
El Paso Electric*                                 250,000               2,422
TNP Enterprises                                    82,300               2,875
Unisource Energy*                                 900,000              13,781
                                                                  -----------
                                                                       19,078
                                                                  -----------

WHOLESALE - 1.4%
Performance Food Group*                            96,800               2,154
Pioneer-Standard Electronics                      187,600               1,184
Suiza Foods*                                       59,900               1,872
                                                                  -----------
                                                                        5,210
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $324,303)                                                   348,912
                                                                  -----------

CONVERTIBLE BONDS - 1.5%
Aames Financial, 53.5619 Shares
    5.500%, 03/15/06                          $     1,301                 679
Complete Management, 62.5000 Shares
    8.000%, 12/15/03                                  595                 125
Complete Management, 71.4286 Shares
    8.000%, 08/15/03                                1,170                 243
Drug Emporium, 65.1466 Shares
    7.750%, 10/01/14                                  740                 586
Leasing Solutions, 28.6533 Shares
    6.875%, 10/01/03                                  455                 437
MacNeal-Schwendler, 66.0066 Shares
    7.875%, 08/18/04                                1,025                 964
Titan, 285.7143 Shares
    8.250%, 11/01/03                                1,935               2,803
                                                                  -----------

TOTAL CONVERTIBLE BONDS
    (Cost $6,891)                                                       5,837
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 6.0%
First American Prime
    Obligations Fund (A)                       22,702,170              22,702
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $22,702)                                                     22,702
                                                                  -----------

TOTAL INVESTMENTS - 99.0%
    (Cost $353,896)                                                   377,451
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 1.0% (B)                            3,753
                                                                  -----------


Small Cap Value Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 26,984,944 outstanding shares                         $   317,478
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 997,782 outstanding shares                                 12,489
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based 45,659 onoutstanding shares                                      754
Undistributed net investment income                                       231
Accumulated net realized gain on investments                           26,697
Net unrealized appreciation of investments                             23,555

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   381,204
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     13.60
                                                                  -----------

Net asset value and redemption price per
   share--Class A                                                 $     13.58

Maximum sales charge of 4.50% (1)                                        0.64
                                                                  -----------

Offering price per share--Class A                                 $     14.22
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     13.53
                                                                  -----------


*Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $    24,747
        Payable upon return of securities on loan                 $   (24,747)

Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  63     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                               MICRO CAP         REGIONAL      SMALL CAP        SMALL CAP      SMALL CAP
                                              VALUE FUND      EQUITY FUND    GROWTH FUND    VALUE FUND(1)  VALUE FUND(2)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                        $    723+      $    2,310+      $    238+      $    1,917+      $    456
Dividends                                          1,469            1,853*           139            3,312          1,169
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                            2,192            4,163            377            5,229          1,625
========================================================================================================================
EXPENSES:
Investment advisory fees                           1,401            2,715            398            2,861          1,289
Less: Waiver of investment advisory fees              (1)             (41)          (126)             (66)            (1)
Administrator fees                                   221              427             61              449            256
Transfer agent fees                                   44              228             72               87             49
Amortization of organizational costs                   1               --             --               --             --
Custodian fees                                        60              117             14              123             49
Directors' fees                                        3                6              8                7              5
Registration fees                                     15                9             27              106             38
Professional fees                                      7               13             39               15              1
Printing                                               9               17              5               17             30
Distribution fees - Class A                            2               84            158               38             23
Less: Waiver of Distribution Fees - Class A           --               --            (50)              --             --
Distribution fees - Class B                            2              394              6                2             --
Other                                                  5                9             26                7             --
------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES BEFORE EXPENSES
 PAID INDIRECTLY                                   1,769            3,978            638            3,646          1,739
========================================================================================================================
Less: Expenses paid indirectly                        --               --             (1)              --             --
TOTAL NET EXPENSES                                 1,769            3,978            637            3,646          1,739
========================================================================================================================
Investment income (loss) - net                       423              185           (260)           1,583           (114)
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized gain (loss) on investments           27,875           20,276*        (5,101)          25,057          2,299
Net change in unrealized appreciation
 (depreciation) of investments                   (77,385)        (117,589)*      (24,055)        (116,183)         8,373
------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                   (49,510)         (97,313)       (29,156)         (91,126)        10,672
========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(49,087)      $  (97,128)      $(29,416)      $  (89,543)      $ 10,558
========================================================================================================================

 + Includes income from securities lending program. See the Notes to the Financial Statements for additional information.
 * Includes the following amounts due to investments in Common Stock of Affiliates (000): $86 of dividend income, $1,706 of realized gains, and $20,875 of unrealized depreciation of investments.
(1) For the ten month period December 1, 1997 to September 30, 1998.
(2) For the four month period August 1, 1997 to November 30, 1997.


The accompanying notes are an integral part of the financial statements.

                              64    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

SMALL CAP FUNDS

                (This page has been left blank intentionally.)

                              65    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS


                                                                                        MICRO CAP                   REGIONAL
                                                                                       VALUE FUND                EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                           10/1/97         8/8/97        10/1/97     10/1/96
                                                                                to             to             to          to
                                                                           9/30/98     9/30/97(3)        9/30/98     9/30/97
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                          $      423      $      (7)   $       185   $     825
Net realized gain (loss) on investments                                     27,875         11,421         20,276      19,934
Net change in unrealized appreciation (depreciation) of investments        (77,385)        10,789       (117,589)     92,092
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (49,087)        22,203        (97,128)    112,851
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
  Class Y                                                                     (371)            --           (184)     (1,903)
  Class A                                                                       --             --             --         (99)
  Class B                                                                       --             --             --          --
Net realized gain on investments:
  Class Y                                                                  (12,784)            --        (12,883)     (9,965)
  Class A                                                                      (15)            --         (1,388)       (992)
  Class B -- FAIF                                                               (7)            --         (1,723)     (1,103)
  Class B -- Piper                                                              --             --             --          --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        (13,177)            --        (16,178)    (14,062)
============================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                       13,564          3,788         92,606      82,313
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                  --        239,118             --          --
  Shares issued in connection with acquisition
   of Piper Fund                                                                --             --             --          --
  Reinvestment of distributions                                              6,055             --          9,959       9,670
  Payments for redemptions                                                 (60,217)       (18,504)      (137,313)    (81,950)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                (40,598)       224,402        (34,748)     10,033
----------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                        5,879             41         11,530      15,573
  Shares issued in connection with acquisition of Piper Fund                    --             --             --          --
  Reinvestment of distributions                                                  9             --          1,324       1,069
  Payments for redemptions                                                  (4,491)            --        (14,563)    (12,175)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                                                1,397             41         (1,709)      4,467
----------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- FAIF                                                  215             49          5,492       7,413
  Proceeds from sales -- Piper                                                  --             --             --          --
  Shares issued in connection with acquisition of Piper Fund                    --             --             --          --
  Reinvestment of distributions -- FAIF                                          7             --          1,684       1,083
  Reinvestment of distributions -- Piper                                        --             --             --          --
  Payments for redemptions -- FAIF                                              (8)            --         (5,532)     (5,552)
  Payment for redemptions -- Piper                                              --             --             --          --
----------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                               214             49          1,644       2,944
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                              (38,987)       224,492        (34,813)     17,444
----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   (101,251)       246,695       (148,119)    116,233
NET ASSETS AT BEGINNING OF PERIOD                                          246,695             --        428,367     312,134
============================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                         $  145,444      $ 246,695    $   280,248   $ 428,367
============================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                            1,372            367          4,280       4,368
    Shares issued in connection with the acquisition
     of Common Trust Fund Assets                                                --         23,912             --          --
    Shares issued in connection with acquisition of Piper Fund                  --             --             --          --
    Shares issued in lieu of cash distributions                                661             --            481         541
    Shares redeemed                                                         (6,377)        (1,768)        (6,472)     (4,353)
----------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                (4,344)        22,511         (1,711)        556
============================================================================================================================
  Class A:
    Shares issued                                                              595              4            509         737
    Shares issued in connection with acquisition of Piper Fund                  --             --             --          --
    Shares issued in lieu of cash distributions                                  1             --             64          60
    Shares redeemed                                                           (460)            --           (661)       (598)
----------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                   136              4            (88)        199
============================================================================================================================
  Class B:
    Shares issued -- FAIF                                                       21              5            258         407
    Shares issued in connection with acquisition of Piper Fund                  --             --             --          --
    Shares issued -- Piper                                                      --             --             --          --
    Shares issued in lieu of cash distributions -- FAIF                          1             --             83          62
    Shares issued in lieu of cash distributions -- Piper                        --             --             --          --
    Shares redeemed -- FAIF                                                     (1)            --           (274)       (305)
    Shares redeemed -- Piper                                                    --             --             --          --
----------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                    21              5             67         164
============================================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                 (4,187)        22,520         (1,732)        919
============================================================================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                          SMALL CAP
                                                                                        GROWTH FUND
---------------------------------------------------------------------------------------------------
                                                                            10/1/97         10/1/96
                                                                                 to              to
                                                                            9/30/98         9/30/97
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                           $     (260)      $    (224)
Net realized gain (loss) on investments                                      (5,101)          3,716
Net change in unrealized appreciation (depreciation) of investments         (24,055)          8,022
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             (29,416)         11,514
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
  Class Y                                                                        --              --
  Class A                                                                        --             (82)
  Class B                                                                        --              --
Net realized gain on investments:
  Class Y                                                                        --              --
  Class A                                                                    (5,302)(A)      (8,847)
  Class B -- FAIF                                                                --              --
  Class B -- Piper                                                              (10)(A)          --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          (5,312)         (8,929)
===================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                         7,699              --
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                   --              --
  Shares issued in connection with acquisition
   of Piper Fund                                                            146,984              --
  Reinvestment of distributions                                                  --              --
  Payments for redemptions                                                  (18,021)             --
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                 136,662              --
---------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                        24,836           7,678
  Shares issued in connection with acquisition of Piper Fund                  5,802              --
  Reinvestment of distributions                                               5,164           8,637
  Payments for redemptions                                                  (31,425)        (14,140)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                                                 4,377           2,175
---------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- FAIF                                                    62              --
  Proceeds from sales -- Piper                                                  586             423
  Shares issued in connection with acquisition of Piper Fund                  1,306              --
  Reinvestment of distributions -- FAIF                                          --              --
  Reinvestment of distributions -- Piper                                         10              --
  Payments for redemptions -- FAIF                                              (47)             --
  Payment for redemptions -- Piper                                           (1,125)            (24)
---------------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                                792             399
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                               141,831           2,574
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     107,103           5,159
NET ASSETS AT BEGINNING OF PERIOD                                            36,127          30,968
===================================================================================================
NET ASSETS AT END OF PERIOD (2)                                          $  143,230       $  36,127
===================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                               610              --
    Shares issued in connection with the acquisition
     of Common Trust Fund Assets                                                 --              --
    Shares issued in connection with acquisition of Piper Fund               10,283              --
    Shares issued in lieu of cash distributions                                  --              --
    Shares redeemed                                                          (1,388)             --
---------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                  9,505              --
===================================================================================================
  Class A:
    Shares issued                                                             1,883           1,030
    Shares issued in connection with acquisition of Piper Fund                  409              --
    Shares issued in lieu of cash distributions                                 351           2,854
    Shares redeemed                                                          (2,314)         (1,806)
---------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                    329           2,078
===================================================================================================
  Class B:
    Shares issued -- FAIF                                                         5              --
    Shares issued in connection with acquisition of Piper Fund                   95              --
    Shares issued -- Piper                                                       65              54
    Shares issued in lieu of cash distributions -- FAIF                          --              --
    Shares issued in lieu of cash distributions -- Piper                          1              --
    Shares redeemed -- FAIF                                                      (4)             --
    Shares redeemed -- Piper                                                   (116)             (4)
---------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                     46              50
===================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                   9,880           2,128
===================================================================================================



                              66    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

                                 SMALL CAP
                                VALUE FUND
------------------------------------------
  12/1/97            8/1/97         8/1/96
       to                to             to
  9/30/98          11/30/97        7/31/97
------------------------------------------

$   1,583        $     (114)           906
   25,057             2,299         40,605
 (116,183)            8,373         94,682
------------------------------------------
  (89,543)           10,558        136,193
------------------------------------------


   (1,188)              (93)        (1,010)
      (14)               --            (13)
       --                --             --
  (33,301)               --        (33,661)
   (1,320)               --         (1,347)
       (4)               --             --
       --                --             --
------------------------------------------
  (35,827)              (93)       (36,031)
==========================================


  213,258           117,751        173,955
       --                --             --
       --                --             --
   32,778                82         32,450
 (219,000)         (116,562)      (150,179)
------------------------------------------
   27,036             1,271         56,226
------------------------------------------

   39,216            18,971         52,025
       --                --             --    (2)Includes undistributed
    1,335                --          1,289       (distribution in excess of) net
  (42,007)          (22,884)       (45,325)      investment income (000) of $52
------------------------------------------       and $0 for Micro Cap Value Fund,
   (1,456)           (3,913)         7,989       $0 and $0 for Regional Equity
------------------------------------------       Fund, $(1) and $0 for Small Cap
                                                 Growth Fund, $231, $(150)* and
      799                 1             --       $57+ for Small Cap Value Fund, at
                                                 September 30, 1998 and
       --                --             --       September 30, 1997, respectively.
        4                --             --       *November 30, 1997
                                                 +July 31, 1997
      (50)               --             --
                                        --    (3)Commenced operations August 7,
------------------------------------------       1997
      753                 1             --
------------------------------------------    (A)Included in the distributions for
                                                 the Small Cap Growth is a return
   26,333            (2,641)        64,215       of capital distribution in the
------------------------------------------       amount of $5,311,630 for Class A
  (99,037)            7,824        164,377       and $370 for Class B - Piper.
  480,241           472,417        308,040
==========================================
$ 381,204        $  480,241        472,417
==========================================


   12,604             6,328         11,349

       --                --             --
       --                --             --
    2,024                 4          2,252
  (12,922)           (6,230)        (9,756)
------------------------------------------
    1,706               102          3,845
==========================================

    2,286             1,021          3,332
       --                --             --
       83                --             90
   (2,426)           (1,225)        (2,899)
------------------------------------------
      (57)             (204)           523
==========================================

       49                --             --

       --                --             --

       (3)               --             --
                                        --
------------------------------------------
       46                --             --
==========================================
    1,695              (102)         4,368
==========================================




                             67    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          REALIZED AND
                           NET ASSET                        UNREALIZED      DIVIDENDS                      DISTRIBUTIONS
                               VALUE               NET        GAINS OR       FROM NET     DISTRIBUTIONS             FROM
                           BEGINNING        INVESTMENT     (LOSSES) ON     INVESTMENT              FROM        RETURN OF
                           OF PERIOD     INCOME (LOSS)     INVESTMENTS         INCOME     CAPITAL GAINS          CAPITAL
------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND
Class Y
 1998                     $  10.95         $  0.02          $ (2.43)       $ (0.02)         $ (0.59)         $    --
 1997(1)                     10.00              --             0.95             --               --               --
Class A
 1998                     $  10.96              --          $ (2.42)       $    --          $ (0.59)         $    --
 1997(1)                     10.00              --             0.96             --               --               --
Class B
 1998                     $  10.95         $ (0.01)         $ (2.51)       $    --          $ (0.59)         $    --
 1997(1)                     10.00              --             0.95             --               --               --
------------------------------------------------------------------------------------------------------------------------
REGIONAL EQUITY FUND
Class Y
 1998                     $  23.16         $  0.01          $ (5.46)       $ (0.02)         $ (0.95)         $    --
 1997                        17.75            0.05             6.18          (0.13)           (0.69)              --
 1996                        17.13            0.09             1.70          (0.06)           (1.11)              --
 1995                        12.52            0.11             4.90          (0.08)           (0.32)              --
 1994(2)                     12.41            0.07             0.11          (0.07)              --               --
Class A
 1998                     $  23.12              --          $ (5.49)       $    --          $ (0.95)         $    --
 1997                        17.71            0.03             6.14          (0.07)           (0.69)              --
 1996                        17.12            0.04             1.70          (0.04)           (1.11)              --
 1995                        12.52            0.08             4.90          (0.06)           (0.32)              --
 1994                        11.96            0.08             0.71          (0.07)           (0.16)              --
Class B
 1998                     $  22.72         $ (0.04)         $ (5.48)       $    --          $ (0.95)         $    --
 1997                        17.47           (0.03)            5.97             --            (0.69)              --
 1996                        16.99           (0.04)            1.64          (0.01)           (1.11)              --
 1995                        12.50            0.04             4.80          (0.03)           (0.32)              --
 1994(3)                     12.19              --             0.33          (0.02)              --               --
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
(FORMERLY PIPER SMALL COMPANY GROWTH
FUND)
Class Y
 1998(4)                  $  14.29         $    --          $ (2.31)       $    --          $    --          $    --
Class A(5)
 1998                     $  17.41         $ (0.09)         $ (2.67)       $    --          $ (2.64)         $ (0.11)
 1997                        17.11           (0.16)            5.66          (0.04)           (5.16)              --
 1996(6)                     17.68            0.06             0.87          (0.07)           (1.43)              --
 1995                        15.61            0.09             2.07          (0.09)              --               --
 1994                        15.30            0.07             0.27          (0.03)              --               --
Class B -- FAIF
 1998(4)                  $  13.74         $ (0.02)         $ (2.22)       $    --          $    --          $    --
Class B -- Piper
 1998(7)                  $   9.54         $ (0.09)         $  0.42        $    --          $ (0.15)         $ (0.01)
 1997(8)                      7.24           (0.03)            2.33             --               --               --
------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND(B)
Class Y
 1998(9)                  $  18.23         $  0.06          $ (3.38)       $ (0.04)         $ (1.27)         $    --
 1997(10)                    17.87           (0.01)            0.37             --               --               --
 1997(11)                    13.96            0.04             5.43          (0.04)           (1.52)              --
 1996(11)                    13.26            0.06             1.81          (0.06)           (1.11)              --
 1995(11)(12)                10.00            0.13             3.30          (0.12)           (0.05)              --
Class A
 1998(9)                  $  18.20         $  0.04          $ (3.38)       $ (0.01)         $ (1.27)         $    --
 1997(10)                    17.86           (0.03)            0.37             --               --               --
 1997(11)                    13.95            0.01             5.43          (0.01)           (1.52)              --
 1996(11)                    13.23            0.04             1.83          (0.04)           (1.11)              --
 1995(11)(12)                10.00            0.09             3.29          (0.10)           (0.05)              --
Class B
 1998(9)                  $  18.23         $  0.01          $ (3.43)       $ (0.01)         $ (1.27)         $    --
 1997(13)(14)                18.22              --             0.01             --               --               --
------------------------------------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(B)The financial highlights for Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest Small Companies Fund Class A and Y shares. The assets of the Small Companies Fund were acquired by Small Cap Value Fund on November 21, 1997. In connection with such acquisition, (i) Class A and Class C shares of the Qualivest Small Companies Value Fund were exchanged for Class A shares of Small Cap Value Fund; and (ii) Qualivest Class Y shares were exchanged for Class Y shares of Small Cap Value Fund.
(1)Commenced operations August 9, 1997. All ratios for the period have been annualized.
(2)Class Y shares (formerly Institutional Class C) have been offered since February 4, 1994. All ratios for the period have been annualized.
(3)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(4)Class Y and Class B shares have been offered since July 31, 1998. There is no historical information for these Classes of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized.
(5)Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the reorganization of the FAIF Small Cap Growth Fund and the Piper Small Company Growth Fund, that occurred on July 31, 1998. Piper Small Companies Growth Fund is the financial reporting survivor. Therefore, the financial highlights for the Small Cap Growth Fund represent the financial highlights of the Piper Small Company Growth Fund. On July 31, 1998 the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.


                             68    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

                                                                                           RATIO OF
                                                                        RATIO OF NET    EXPENSES TO
       NET ASSET                                          RATIO OF        INVESTMENT        AVERAGE
           VALUE                        NET ASSETS     EXPENSES TO     INCOME (LOSS)     NET ASSETS    PORTFOLIO
          END OF            TOTAL           END OF         AVERAGE        TO AVERAGE     (EXCLUDING     TURNOVER
          PERIOD       RETURN (A)     PERIOD (000)      NET ASSETS        NET ASSETS       WAIVERS)         RATE
----------------------------------------------------------------------------------------------------------------

       $  7.93         (22.76)%       $ 144,128           0.88%            0.21%            0.88%          16%
         10.95           9.50+          246,601           0.90            (0.02)            1.07            0

       $  7.95         (22.77)%       $   1,110           1.13%           (0.09)%           1.13%          16%
         10.96           9.60+               44           1.15            (0.25)            1.32            0

       $  7.84         (23.78)%       $     206           1.88%           (0.78)%           1.88%          16%
         10.95           9.50+               50           1.90            (1.04)            2.07            0
----------------------------------------------------------------------------------------------------------------


       $ 16.74         (24.34)%       $ 225,061           0.90%            0.17%            0.91%          15%
         23.16          36.49           351,007           0.90             0.35             0.90           17
         17.75          11.27           259,138           0.88             0.49             0.90           36
         17.13          41.40           188,583           0.84             0.78             0.95           42
         12.52           1.46+           96,045           0.80             0.82             1.05           41

       $ 16.68         (24.54)%       $  25,706           1.15%           (0.08)%           1.16%          15%
         23.12          36.13            37,677           1.15             0.11             1.15           17
         17.71          10.97            25,325           1.13             0.24             1.15           36
         17.12          41.17            14,917           1.05             0.58             1.20           42
         12.52           6.76             8,345           0.82             0.59             1.25           41

       $ 16.25         (25.12)%       $  29,481           1.90%           (0.83)%           1.91%          15%
         22.72          35.18            39,683           1.90            (0.65)            1.90           17
         17.47          10.14            27,671           1.88            (0.52)            1.90           36
         16.99          39.98             7,630           1.84            (0.25)            1.95           42
         12.50           2.73+              185           1.80            (0.41)            2.05           41
----------------------------------------------------------------------------------------------------------------


       $ 11.98         (16.17)%+      $ 113,874           0.90%           (0.20)%           0.90%          92%

       $ 11.90         (18.66)%       $  28,252           1.29%           (0.61)%           1.43%          92%
         17.41          45.66%            35.647          1.34%           (0.75)%           1.98%         109
         17.11           5.38%           30,968           1.32%            0.20%            1.79%         125
         17.68          13.88%           48,421           1.40%            0.43%            1.63%         182
         15.61           2.12%           78,376           1.32%            0.37%            1.54%         177

         11.50         (16.30)%+      $   1,104           1.90%           (1.20)%           1.90%          92%

          9.71           3.61%+              --           2.03%           (1.30)%           2.40%          56%
          9.54          31.77%+             480           1.98%           (1.49)%           2.15%         109%
----------------------------------------------------------------------------------------------------------------


       $ 13.60         (19.31)%+      $ 367,035           0.88%            0.40%            0.88%          21%
         18.23           2.01+          461,046           1.06            (0.06)            1.06            3
         17.87          41.96           449,988           1.06             0.25             1.06           29
         13.96          14.94           297,793           1.08             0.41             1.08           34
         13.26          34.76+          209,626           0.60             1.20             1.17           37

       $ 13.58         (19.48)%+      $  13,551           1.13%            0.15%            1.13%          21%
         18.20           1.90+           19,194           1.37            (0.38)            1.37            3
         17.86          41.71            22,429           1.31             0.01             1.31           29
         13.95          14.93            10,247           1.33             0.14             1.33           34
         13.23          34.29+            1,569           1.11             0.63             1.38           37

       $ 13.53         (19.91)%+      $     618           1.88%           (0.53)%           1.88%          21%
         18.23           0.05+                1           1.90            (1.53)            1.90            3
----------------------------------------------------------------------------------------------------------------

(6) On September 12, 1996, shareholders of the Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised.
(7 Effective April 28, 1998, all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
(8) Class B Piper Shares have been offered since February 18, 1997. All ratios for the period have been annualized.
(9) For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from November 30 to September 30, effective September 30, 1998.
(10)For the period August 1, 1997 to November 30, 1997. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from July 31 to November 30, effective November 30, 1997.
(11)For the period ended July 31.
(12)Commenced operations August 1, 1994. All ratios for the period have been annualized.
(13)Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized.
(14)For the period November 24, 1997 to November 30, 1997.

                             69    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

EQUITY FUNDS
INTERNATIONAL
FUNDS


With only a few exceptions, the world was not a friendly place for investors during most of the fiscal year ended September 30, 1998. Triggered by significant economic weakness in Japan that spread to other Asian markets, economic and political instability in Russia, ongoing struggles in Eastern Europe and a slowdown in Latin American markets, the environment was extremely challenging for the funds.
   Only the U.S. and European markets were able to withstand the onslaught. And in Europe, most of the gains occurred in the larger markets.
   Around the world, emerging markets sustained a major correction. A combination of sudden economic weakness and struggling currencies resulted in a dramatic decline in these developing markets. By most measures, emerging markets lost about half of their value during the 12-month period. More and more, investors were looking to reduce their risk in an uncertain environment, which took a serious toll on emerging market stocks.
   Performance of mutual funds was closely tied to where their money was invested. Europe offered the best opportunities, both in traditional, larger markets and in emerging markets. Among the major economies, Italy, Germany, Spain and France turned in the best performance, while Finland, Portugal and Ireland led the pack among emerging markets.
   The most visible weak market in the past year was Japan. The once thriving economy of this nation continues to struggle. An important factor in turning things around will be the Japanese government's own determination to implement significant reforms. By the end of September 1998, it appeared that some changes were taking place, but the process will be long, and many investors will remain skeptical about the market until those changes are firmly in place.


                           70       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS


   A major event to watch in the coming year is the introduction of the Euro on January 1, 1999. The new European currency is generally viewed as a positive for European markets, but it also adds a bit of uncertainty to the investment forecast. Its reception will be closely monitored.
   There are signs that the troubles plaguing many emerging markets may have bottomed out, including increased determination among developed countries to provide a helping hand. If world economies begin to stabilize, it is likely that investors will become more confident in these young economies, and money will flow back into them.
   Despite the tumultuous times of the past year for world markets, it seems as if better days are on the horizon, highlighted by Japan's reforms and determined efforts to help emerging markets. A more stable world economy should create new opportunities for investors seeking to diversify their domestic stock portfolio with a foreign stock component.

The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 4.5% on all equity funds. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.

The First American Emerging Markets, International and International Index funds invest primarily in foreign securities, which can involve special risks due to foreign economic and political developments and different accounting standards.


                           71       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
EMERGING MARKETS


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES TRADING IN EMERGING MARKETS

The risk inherent in small overseas stock markets was in full view in the fiscal year ended September 30, 1998. For the period, Emerging Markets Fund generated a return of -48.91%, which was very much in line with emerging markets as a whole.
   Problems for emerging markets started in the previous star performing countries in Asia, including Hong Kong and Malaysia. With a weakened Japanese economy beginning to take a toll on these markets, investment capital quickly moved out of these and other small market countries in Asia. Currencies struggled dramatically, hurting returns even more.
   Eventually, the problems in Asia spread to other emerging markets in Latin America and even Europe. Our holdings in European nations such as Poland, Greece, Hungary, Portugal and Ireland held up the best during that period. The fund benefited from the fact that we added emphasis to the European portion of our portfolio and trimmed our Far East exposure.
   Going forward, there appear to be good opportunities on the horizon. In fact, we are beginning to shift more assets into the battered markets of the Far East, including Hong Kong, Taiwan, South Korea and Singapore, taking advantage of exceptional stock values. Many currencies have stabilized, and there is good reason to believe that the worst is over, and a rebound opportunity is at hand for the fund.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American          First American          First American           Morgan Stanley
        Emerging Markets Fund,  Emerging Markets Fund,  Emerging Markets Fund,  MSCI Emerging Markets
              Class A             Class A adjusted            Class Y                Free Index
              -------             ----------------            -------                ----------
1993         $10,000                 $ 9,550                  $10,000                 $10,000
1994         $11,944                 $11,407                  $11,944                 $12,466
1995         $ 7,315                 $ 6,985                  $ 7,315                 $10,071
1996         $ 8,867                 $ 8,468                  $ 8,867                 $10,378
1997         $11,038                 $10,541                  $11,038                 $10,841
1998         $ 5,639                 $ 5,386                  $ 5,649                 $ 5,504

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                               SINCE
                                              1 YEAR    3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                      -48.91%    -8.31%     -11.09%
--------------------------------------------------------------------------------
Class A adjusted                             -51.22%    -9.69%     -11.92%
--------------------------------------------------------------------------------
Class B                                        N/A       N/A       -22.97%+
--------------------------------------------------------------------------------
Class B adjusted+                              N/A       N/A       -26.82%+
--------------------------------------------------------------------------------
Class Y*                                     -48.82%    -8.25%     -11.06%
--------------------------------------------------------------------------------
Morgan Stanley MSCI Emerging Mkts            -49.23%   -18.24%     -11.62%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 11/9/93, the inception date of the class B shares is 8/7/98, and the inception date of the class Y shares is 8/7/98. The performance reflected in the graph begins on 11/30/93. The performance reflected in the table for class A and Y begins on the inception date of class A shares, and performance for class B shares begins on 8/7/98.

*The performance presented links the performance of class A shares from inception on 11/9/93 to 8/7/98 with the performance of class Y shares after its inception on 8/7/98. The cumulative since inception return for class Y shares from 8/7/98, is -22.70%.

+Cumulative since inception.

The performance presented includes that of a predecessor fund, Piper Emerging Markets Growth Fund, which merged with First American Emerging Markets Fund on 8/7/98.

                           72       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
INTERNATIONAL


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN AN INTERNATIONALLY
     DIVERSE PORTFOLIO OF EQUITY SECURITIES TRADING OUTSIDE OF U.S. MARKETS

The fiscal year ended September 30, 1998, was not an easy year to make money in foreign markets. Still, International Fund managed to earn a return of 1.11% for the 12 months, which was well ahead of many measures of world market performance.
   There were two keys to survival for the fund in this period of volatility. One was to keep most of the fund's assets out of Japan, where the weakened economy continued to affect the performance of Japanese stocks. Second was to concentrate the bulk of the fund's assets in Europe, the strongest region during the 12-month period.
   The performance of markets like Italy, Germany, France and Spain remained very strong for most of the year, until the summer of 1998. At that time, the problems of many world economies spilled over to even the strongest markets, and there were few opportunities for the fund to avoid a setback as the fiscal year came to a close.
   In the coming year, we'll be looking for opportunities to expand the fund's Asian exposure. There are encouraging signs that Japan's economy may be primed for a turnaround, and we are seeking new opportunities in that market. Also in the Pacific region, Hong Kong and Australia present attractive possibilities. While some volatility can be expected in the near term, many foreign markets that have struggled in recent months should offer better return potential in the long run. The fund will continue to emphasize markets that offer the best opportunity for investors.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

        First American       First American       First American
      International Fund,  International Fund,  International Fund,  Morgan Stanley
           Class A          Class A adjusted         Class Y         MSCI EAFE Index
           -------          ----------------         -------         ---------------
1993       $10,000              $ 9,550              $10,000             $10,000
1994       $10,039              $ 9,587              $10,049             $10,094
1995       $10,108              $ 9,653              $10,128             $10,679
1996       $10,294              $ 9,831              $10,341             $11,600
1997       $13,386              $12,783              $13,483             $13,014
1998       $13,534              $12,925              $13,638             $11,929

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                              SINCE
                                             1 YEAR    3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                       1.11%    10.22%       7.44%
--------------------------------------------------------------------------------
Class A adjusted                             -3.43%     8.55%       6.34%
--------------------------------------------------------------------------------
Class B                                       0.13%     9.31%       6.61%
--------------------------------------------------------------------------------
Class B adjusted                             -4.60%     8.19%       6.21%
--------------------------------------------------------------------------------
Class Y                                       1.15%    10.43%       7.56%
--------------------------------------------------------------------------------
Morgan Stanley MSCI EAFE                     -8.34%     3.76%       4.07%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A shares is 4/7/94, the inception date of the class B shares is 8/15/94, and the inception date for the class Y shares is 4/4/94. The performance reflected in the graph begins on 4/30/94. The performance reflected in the table for class A and Y shares begins on the inception date of class A shares and performance for class B shares begins on 8/15/94.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           73       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
INTERNATIONAL INDEX


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND WITH
     THE PERFORMANCE OF THE MORGAN STANLEY MSCI EAFE INDEX

In a challenging overseas investment environment, International Index Fund generated a return of -1.05% for the 10-month period ended September 30, 1998.
   The fund is comprised of stocks contained in Morgan Stanley Capital's Europe, Australia, Far East (EAFE) index. The fund holds about half of the stocks in the index -- typically, the highest-quality companies in each country.
   Through the entire period, the fund's performance tracked closely with the EAFE index. While weakness in Japan and a number of emerging markets had a negative impact on the fund, we did benefit from strong returns in Europe.
   Going into the next year, a number of questions still hang over foreign economies. However, with the price declines that have already occurred in a number of markets, there are reasons to believe that better return opportunities are on the horizon.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

            First American    First American   First American
            International     International    International
             Index Fund,       Index Fund,      Index Fund,    Morgan Stanley
               Class A      Class A adjusted      Class Y      MSCI EAFE Index
               -------      ----------------      -------      ---------------

1994          $10,000            $ 9,550          $10,000          $10,000
1995          $ 9,801            $ 9,360          $ 9,802          $ 9,806
1996          $10,516            $10,043          $10,539          $10,651
1997          $11,653            $11,128          $11,715          $11,949
1998          $10,539            $10,064          $10,632          $10,953

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.

ANNUALIZED PERFORMANCE                                              SINCE
                                 10 MONTH*    1 YEAR   3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                             -1.05%    -9.56%    2.45%       3.02%
--------------------------------------------------------------------------------
Class A adjusted                    -5.54%   -13.60%    0.89%       1.57%
--------------------------------------------------------------------------------
Class B                             -1.53%     N/A      N/A        -1.89%+
--------------------------------------------------------------------------------
Class B adjusted                    -6.39%     N/A      N/A        -6.73%+
--------------------------------------------------------------------------------
Class Y                             -0.73%    -9.24%    2.75%       3.39%
--------------------------------------------------------------------------------
Morgan Stanley MSCI EAFE             0.32%    -8.34%    3.76%       2.91%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A and Y shares is 7/3/95, and the inception date of the class B shares is 11/24/97. The performance reflected in the graph begins on 7/31/95. The performance reflected in the table for class A and Y shares begins on 7/3/95, and performance for class B shares begins on 11/24/97.

*Returns are for the period indicated and are not annualized.

+Cumulative since inception.

The performance presented is that of a predecessor fund, Qualivest International Opportunities Fund, which merged with First American International Index Fund on 11/21/97.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           74       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998
                                                             INTERNATIONAL FUNDS
Emerging Markets Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 86.7%
ARGENTINA - 0.8%
Banco Galicia y Buenos Aires                       26,226         $       104
                                                                  -----------

BERMUDA - 4.1%
Ace Limited                                         4,400                 132
Exel                                                4,000                 252
Partnerre Holdings                                  3,500                 140
                                                                  -----------
                                                                          524
                                                                  -----------

BRAZIL - 7.6%
Cemig CIA Energy                                7,234,137                 104
Centrais Geradoras Do Sul Br*                   6,332,909                   6
CIA Electric Est Rio*                         325,500,000                 115
CIA Paranaense de Energia                      21,390,000                 103
Electrolux do Brasil                                  700                  --
Eletrobras                                      6,332,909                 131
Itausa Investimentos**                            165,155                  91
Telebras                                        3,020,919                 129
Telebras ADR *                                      4,209                 295
                                                                  -----------
                                                                          974
                                                                  -----------

CHILE - 1.2%
Distribucion y Sevicio ADR                         15,000                 150
                                                                  -----------

CHINA - 1.5%
China Telecom ADR*                                  6,500                 195
                                                                  -----------

GHANA - 4.0%
Guinness Ghana*                                   354,889                 138
Pioneer Tobacco*                                1,500,000                 369
                                                                  -----------
                                                                          507
                                                                  -----------

GREECE - 13.6%
Alpha Credit Bank                                   2,900                 216
Chipita Intermational                               1,800                  48
Ergo Bank                                           3,700                 299
Goody's                                            13,470                 327
Hellenic Telecomm Organization                     16,400                 394
Stet Hellas Telecomm ADR*                          14,800                 459
                                                                  -----------
                                                                        1,743
                                                                  -----------

HONG KONG - 8.0%
Asia Satellite                                     66,000                  82
Cheung Kong Holdings                               14,000                  65
CLP                                                13,000                  63
HSBC Holdings                                       3,600                  66
Hutchison Whampoa                                  51,000                 269
Johnson Electric Holdings                         130,000                 247
Television Broadcasts                              13,000                  33
VTech Holdings                                     50,000                 199
                                                                  -----------
                                                                        1,024
                                                                  -----------

HUNGARY - 5.1%
Matav RT ADR                                       24,350                 528
OTP Bank GDR                                        4,500                 126
                                                                  -----------
                                                                          654
                                                                  -----------


Emerging Markets Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
INDIA - 2.6%
ITC GDR (A)                                         2,800         $        53
Mahanagar Telephone Nigam Ltd GDR*                  9,430                 107
State Bank of India GDR (A)                         5,300                  56
Videsh Senchar (A)                                 10,400                 114
                                                                  -----------
                                                                          330
                                                                  -----------

ISRAEL - 2.3%
ECI Telecommunications                             12,000                 294
                                                                  -----------

LEBANON - 2.0%
Solidere GDR                                       25,000                 260
                                                                  -----------

MEXICO - 12.2%
Empresas LA Moderna ADR*                           23,000                 559
Grupo Modelo, Series C                             70,000                 618
Grupo Posadas, Series A*                          500,000                 181
Telefonos de Mexico ADR                             4,800                 211
                                                                  -----------
                                                                        1,569
                                                                  -----------
POLAND - 2.3%
Prokom Software GDR (A)                            17,200                 298
                                                                  -----------
PORTUGAL - 12.3%
Banco Comercial ADR                                16,300                 448
Banco Espirito Santo                                4,200                 115
Electricidade de Portugal                          21,500                 495
Jeronimo Martins                                    3,800                 129
Portugal Telecom                                    8,000                 292
Telecel                                               800                 105
                                                                  -----------
                                                                        1,584
                                                                  -----------
SOUTH AFRICA - 3.4%
Dimension Data Holdings                            51,600                 209
Nedcor                                              5,300                  85
Persetel Q Data                                     8,600                  71
South Africa Breweries                              4,400                  66
                                                                  -----------
                                                                          431
                                                                  -----------
SOUTH KOREA - 1.8%
Korea Electric Power ADR                           25,300                 228
                                                                  -----------
UNITED STATES - 1.9%
Global Telesystems*                                 7,400                 250
                                                                  -----------

TOTAL FOREIGN COMMON STOCKS
   (Cost $12,258)                                                      11,119
                                                                  -----------

FOREIGN PREFERRED STOCKS - 1.6%

BRAZIL - 1.6%
Mesbla                                          1,300,000                  --
Petrobras                                       1,503,345                 155
Telec de Sao Paulo                                276,533                  40
Telesp Celular, Class B*                          264,120                  11
                                                                  -----------
                                                                          206
                                                                  -----------

TOTAL FOREIGN PREFERRED STOCKS
   (Cost $503)                                                            206
                                                                  -----------


                                  75     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Emerging Markets Fund (concluded)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 10.9%
First American Prime
   Obligations Fund (B)                         1,404,476         $     1,404
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $1,404)                                                        1,404
                                                                  -----------

TOTAL INVESTMENTS - 99.2%
   (Cost $14,165)                                                      12,729
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - 0.8%                                  100
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 1,325,686 outstanding shares                               8,714
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 960,014 outstanding shares                                14,654
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 151 outstanding shares                                         1
Accumulated net investment loss                                          (54)
Accumulated net realized loss on investments                           (9,051)
Net unrealized depreciation of investments                             (1,436)
Net unrealized appreciation of forward foreign currency
    contracts, foreign currency and translation of
    other assets and liabilities in foreign currency                        1

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $    12,829
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $      5.62
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $      5.61

Maximum sales charge of 4.50%                                            0.26
                                                                  -----------
Offering price per share--Class A (1)                             $      5.87
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $      5.60
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the board of directors.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

ADR--American Depository Receipt
GDR--Global Depository Receipt

The accompanying notes are an integral part of the financial statements.


International Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 88.0%
AUSTRALIA - 0.9%
AMP Limited                                       169,200         $     2,048
News Corporation                                  257,400               1,658
                                                                  -----------
                                                                        3,706
                                                                  -----------
ARGENTINA - 0.0%
Telecom Argentina ADR                               6,000                 178
                                                                  -----------

DENMARK - 0.2%
Novo-Nordisk, Cl B                                  6,300                 759
                                                                  -----------

FRANCE - 17.3%
AXA                                               104,500               9,571
Canal Plus                                          9,000               2,187
Cap Gemini                                        102,433              15,691
BSN Gervais Danone                                 38,400              10,099
Dexia France                                       16,200               2,045
Eridania Beghin-Say                                 7,500               1,402
France Telecom*                                    27,300               1,616
L'Oreal                                             7,775               3,616
Pinault-Printemps-Redoute                           7,675               1,110
Promodes                                           14,700               8,960
Rhone Poulenc, Cl A                                82,400               3,457
Sanofi                                             21,100               3,104
Schneider                                          18,800                 980
Synthelabo                                          4,900                 904
Valeo                                              34,200               2,442
Valeo Warrants*                                    18,700                  91
Vivendi                                             9,500               1,893
                                                                  -----------
                                                                       69,168
                                                                  -----------
GERMANY - 6.8%
Allianz AG Holding                                 39,570              12,272
Hoechst                                            24,700               1,020
Mannesmann                                        103,600               9,490
Munchener Ruckvers                                  7,800               3,442
Munchener Ruckvers Warrants*                          300                  12
Viag                                                1,250                 859
                                                                  -----------
                                                                       27,095
                                                                  -----------
IRELAND - 3.6%
Bank of Ireland                                   360,000               6,400
CRH                                                90,800               1,146
Elan ADR*                                          77,200               5,563
Irish Life                                        154,800               1,143
                                                                  -----------
                                                                       14,252
                                                                  -----------
ITALY - 5.3%
Assicurazioni Generali                            100,900               3,284
Banca Di Roma                                     550,000                 983
Credito Italiano                                  582,300               2,428
Istituto Mobiliare Italiano                        93,800               1,239
Italgas                                           375,000               1,612
Rinascente                                        102,400                 899
Telecom Italia SPA                                172,600               1,190
Telecom Italia Mobile SPA                       1,623,300               9,474
                                                                  -----------
                                                                       21,109
                                                                  -----------
JAPAN - 8.2%
Bridgestone Corporation                           195,000               3,922
Fuji Photo Film                                    43,000               1,478
Honda Motor                                        18,000                 546
Kao Corporation                                   415,000               6,617
Minebea                                            81,000                 658
Nippon Telegraph & Telephone                          250               1,819
Nippon Television                                     510                 143
NTT Data Corporation                                  420               1,530
Rohm                                               10,000                 951


                                  76     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS
International Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Sony Corporation                                   98,900         $     6,865
Takeda Chemical Industry                          305,000               8,143
                                                                  -----------
                                                                       32,672
                                                                  -----------
MEXICO - 0.1%
Fomento Economico Mexicano ADR                      8,000                 157
Grupo Posadas, Cl A*                              825,000                 299
                                                                  -----------
                                                                          456
                                                                  -----------
NETHERLANDS - 13.6%
Aegon                                             107,800               8,547
Ahold                                              47,900               1,432
Benckiser, Cl B*                                   33,500               1,672
De Boer Unigro                                     17,400               1,035
Fortis Amev                                        18,300               1,028
Getronics                                         148,000               6,720
Heineken                                          166,200               8,032
ING Groep NV                                      126,800               5,717
Randstad Holdings                                  19,200                 994
Unilever                                           80,900               5,095
VNU Ver Bez                                       157,300               6,499
Wolters Kluwer                                     39,400               7,568
                                                                  -----------
                                                                       54,339
                                                                  -----------

SINGAPORE - 0.0%
Development Bank of Singapore                      18,000                  73
                                                                  -----------

SPAIN - 2.4%
Banco Popular Espanol                              51,300               3,253
Iberdrola                                         149,300               2,488
Telefonica de Espana                              111,018               4,052
                                                                  -----------
                                                                        9,793
                                                                  -----------
SWEDEN - 1.9%
Ericsson Telephone ADR                            189,400               3,480
Hennes & Mauritz, Cl B                             15,400               1,119
Nordbanken Holding AB                             196,000               1,125
Securitas, Cl B                                    36,300               1,861
                                                                  -----------
                                                                        7,585
                                                                  -----------
SWITZERLAND - 8.8%
Adecco                                              4,300               1,599
Nestle, Registered                                  5,755              11,490
Novartis, Registered                                3,709               5,967
Roche Holding                                       1,109              11,979
Swiss Reinsurance, Registered                       2,200               4,378
                                                                  -----------
                                                                       35,413
                                                                  -----------
UNITED KINGDOM - 18.9%
British Gas                                       358,400               2,489
Boots                                             150,000               2,590
British Telecommunications                        401,100               5,401
Cadbury Schweppes                                 170,900               2,211
Colt Telecom                                      514,700               4,366
Diageo                                            181,000               1,721
Glaxo Wellcome                                    605,300              17,854
Legal & General                                    47,800                 536
Lloyds TSB                                         59,700                 668
Logica                                            132,700               4,856
Powergen                                           74,900               1,112
Sainsbury (J)                                     169,500               1,622
Sema Group                                        126,600               1,253
Smithkline Beecham                                624,500               6,861
Unilever                                          450,000               3,847
United Utilities                                  146,900               2,372
Vodafone Group                                    920,800              10,679
Zeneca Group                                      152,200               5,376
                                                                  -----------
                                                                       75,814
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
    (Cost $327,766)                                                   352,412
                                                                  -----------


International Fund (concluded)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS - 5.8%

GERMANY - 2.0%
SAP                                                 9,700         $     4,605
Henkel KGAA                                        43,500               3,296
                                                                  -----------
                                                                        7,901
                                                                  -----------

FINLAND - 3.8%
Nokia, Series A                                   190,700              15,343
                                                                  -----------

TOTAL FOREIGN PREFERRED STOCKS
    (Cost $19,940)                                                     23,244
                                                                  -----------

RELATED PARTY MONEY MARKET FUND- 2.9%
First American Prime
    Obligations Fund (A)                       11,576,335              11,576
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $11,576)                                                     11,576
                                                                  -----------

TOTAL INVESTMENTS - 96.7%
    (Cost $359,282)                                                   387,232
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - 3.3%                               13,339
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 28,475,544 outstanding shares                            322,954
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 3,202,251 outstanding shares                              35,417
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 235,688 outstanding shares                                 2,638
Accuumulated net investment loss                                      (10,519)
Accumulated net realized gain on investments
    and foreign currency transactions                                  22,061
Net unrealized appreciation of investments                             27,950
Net unrealized appreciation of forward foreign currency
    contracts, foreign currency and transaction of
    other assets and liabilities in foreign currency                       70

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   400,571
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     12.55
                                                                  -----------
Net asset value and redemption price
   per share--Class A                                             $     12.55
Maximum sales charge of 4.50%                                            0.59
                                                                  -----------
Offering price per share--Class A (1)                             $     13.14
                                                                  -----------
Net asset value and offering price
   per share--Class B (2)                                         $     12.27
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  77     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

International Index Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 97.0%
AUSTRALIA - 2.2%
Amcor                                              18,082         $        63
Boral                                              26,427                  37
Brambles                                            5,692                 123
Broken Hill Proprietary                            26,847                 192
Burns Philip & Co                                  15,097                   1
Coca-Cola Amatil                                   21,218                  56
Coca-Cola Beverage*                                21,218                  50
Coles Myer                                         26,617                 113
CSR                                                26,547                  56
Fosters Brewing                                    46,622                 102
Goodman Fielder                                    41,964                  55
ICI Australia                                       7,707                  37
Lend Lease                                          6,297                 134
M.I.M. Holdings                                     2,632                   1
National Australia Bank                            29,706                 359
Newcrest Mining*                                   21,543                  28
News Corporation                                   39,293                 253
North Limited                                      18,526                  35
Pacific Dunlop                                     34,457                  58
Pioneer International                              22,792                  43
Rio Tinto                                           7,547                  91
Santos                                             14,125                  39
Southcorp Holdings                                 16,425                  46
Western Mining                                     28,033                  84
Westfield Trust Units                              32,821                  65
Westpac Banking                                    41,367                 227
                                                                  -----------
                                                                        2,348
                                                                  -----------

AUSTRIA - 0.4%
Austrian Airlines                                   1,410                  44
Bank Austria                                        1,386                  59
EA Generali                                           269                  52
Flughafen Wien                                        772                  31
Oest Elektrizatswits, Cl A                            367                  58
Oesterreichische                                      885                  46
OMV                                                   340                  30
VA Technologie                                        539                  49
Wienerberger Baust                                    256                  49
                                                                  -----------
                                                                          418
                                                                  -----------

BELGIUM - 1.9%
Bekaert                                                87                  47
Cimenteries CBR Cement                                185                  14
Delhaize Freres - Le Lion                           1,220                  92
Electrabel                                          1,224                 483
Electrabel Strip VVPR*                                300                  --
Fortis                                                932                 230
Fortis Strip VVPR                                      20                  --
Generale Banque                                       438                 153
Group Bruxelles Lambert                               641                 107
KBC Strip VVPR*                                        70                  --
Kredietbank                                         3,420                 221
Petrofina                                             462                 170
Royale Belgian                                        384                 103
Solvay                                              1,720                 115
Tractebel                                           1,520                 247
Tractebel Put Warrants*                               329                  --
Union Miniere                                         428                  17
                                                                  -----------
                                                                        1,999
                                                                  -----------


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
DENMARK - 1.0%
Carlsberg, Cl A                                       562         $        33
Carlsberg, Cl B                                        36                   2
D/S 1912, Cl B                                         20                 131
D/S Svendborg, Cl B                                    15                 139
Danisco                                             1,429                  97
Den Danske Bank                                       999                 113
FLS Industries, Cl B                                1,105                  23
International Service System                          840                  44
Novo-Nordisk, Cl B                                  1,311                 158
Radiometer, Cl B                                      417                  18
Tele Danmark, Cl B                                  1,986                 197
Unidanmark, Cl A                                    1,148                  83
                                                                  -----------
                                                                        1,038
                                                                  -----------

FINLAND - 1.2%
Kesko                                               1,700                  22
Kone, Cl B                                            100                  10
Merita, Cl A                                       18,733                  95
Metra, Cl B                                           700                  14
Nokia Oyj, Cl A                                     8,900                 716
Nokia, Cl K                                         2,400                 190
Outokumpu, Cl A                                     3,500                  29
Sampo Insurance                                     1,350                  39
Stockmann                                           1,200                  26
UPM Kymmene                                         5,740                 132
                                                                  -----------
                                                                        1,273
                                                                  -----------

FRANCE - 9.4%
Accor                                                 887                 186
Air Liquide                                         2,059                 326
Alcatel Alsthom                                     2,878                 256
AXA                                                 6,677                 612
Banque Nationale Paris, Cl A                        3,994                 214
Bic                                                 1,500                  84
Bouygues                                              751                 136
Canal Plus                                            671                 163
Carrefour Supermarkets                                710                 450
Casino Guichard Perrachon                           1,550                 156
Chargeurs                                             200                  10
Comptoirs Modernes                                    165                 103
Danone                                              1,362                 358
Elf Aquitaine                                       5,831                 719
Eridania Beghin Say                                   650                 122
Eurafrance                                            100                  49
Generale des Eaux                                   2,961                 590
Generale des Eaux Warrants*                         4,019                   6
Havas                                               1,857                 145
L'Oreal                                             1,143                 532
Lafarge                                             1,934                 171
Lagardere Groupe                                    2,819                  80
Legrand                                               480                 122
Lyonnaise des Eaux                                  2,492                 424
Michelin, Cl B                                      3,273                 129
Moet-Hennessy Louis Vuitton                         1,609                 220
Paribas                                             3,363                 181
Pathe                                                 200                  37
Pernod Ricard                                       1,302                  96
Peugeot Citroen                                       956                 163
Pinault-Printemps                                   2,391                 346
Promodes                                              353                 215
Rhone-Poulenc, Cl A                                 6,987                 293
Sagem                                                 150                  95
Saint Gobain                                        1,939                 257
Sanofi                                              2,446                 360


                                  78     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS
International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Schneider                                           2,781         $       145
Sefimeg                                               431                  28
Sidel                                                 800                  55
Simco                                                 841                  66
Societe Generale, Cl A                              1,557                 172
Sodexho Alliance                                      900                 157
Thomson                                             3,217                  98
Total, Cl B                                         3,710                 468
UAP                                                 7,902                 281
Unibail                                               250                  35
Usinor                                              2,568                  29
Valeo                                               1,778                 127
                                                                  -----------
                                                                       10,067
                                                                  -----------

GERMANY - 10.7%
Adidas-Salomon                                        900                 103
Agiv                                                  880                  20
Allianz                                             4,250               1,318
Allianz Rights*                                     4,800                  26
AMB Aachener & Muenchener, Registered                 800                 124
AMB Aachener & Muenchener, Bearer                      50                   6
Axa Colonia Konzern                                   450                  50
BASF                                               13,100                 496
Bayer                                              14,050                 531
Bayerische Vereinsbank                              9,037                 666
Beiersdorf                                          1,250                  70
Bilfinger & Berger                                  1,200                  23
Brau und Brunnen*                                     150                  16
Continental                                         3,100                  74
Daimler-Benz                                        9,870                 826
Daimler-Benz Rights*                                9,870                  12
Degussa                                             1,350                  58
Deutsche Bank                                      10,700                 553
Deutsche Lufthansa, Registered                      6,000                 119
Deutsche Telekom                                   37,950               1,179
Dresdner Bank                                       9,850                 367
Heidelberger Zement                                   905                  60
Hochtief                                            1,900                  55
Karstadt                                              100                  49
Kloeckner Humboldt*                                   550                   6
Linde                                                 150                  87
Man                                                   250                  80
Mannesmann                                          7,100                 650
Merck KGAA                                          3,850                 156
Metro                                               4,184                 291
Munchener Ruckvers                                  1,350                 596
Preussag                                              200                  69
RWE                                                 6,230                 289
SAP                                                   970                 411
Schering                                            1,500                 155
Siemens                                             9,920                 548
Strabag*                                              100                   7
Thyssen                                               750                 128
Veba                                                8,682                 452
Viag                                                  400                 275
Volkswagen                                          5,500                 397
Volkswagen Rights*                                    550                  13
                                                                  -----------
                                                                       11,411
                                                                  -----------

HONG KONG - 2.0%
Bank of East Asia                                  15,886                  22
Cathay Pacific Airways                             54,000                  51
Cheung Kong Holdings                               43,000                 199
Chinese Estates                                   104,296                  12
CLP                                                44,500                 217


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Hang Lung Development                              49,000         $        43
Hang Seng Bank                                     35,200                 223
Hong Kong & China Gas                             104,616                 128
Hong Kong & China Gas Warrants*                    95,106                   4
Hong Kong Telecommunications                      210,039                 413
Hongkong & Shanghai Hotels                         29,000                  16
Hopewell Holdings                                 131,139                  13
Hutchison Whampoa                                  66,000                 348
Hysan Development                                  25,000                  17
Hysan Development Warrants*                         1,250                  --
Miramar Hotel & Investment                         19,000                  13
New World Development                              33,489                  45
Peregrine Investments Holdings                     13,000                  --
Shangri-La Asia                                    38,000                  25
Shun Tak Holdings                                  75,146                   5
Sino Land                                          20,657                   5
South China Morning Post                           24,000                   9
Sun Hung Kai Properties                            46,000                 163
Swire Pacific, Cl A                                26,000                  82
Television Broadcasts                              10,000                  26
Wharf Holdings                                     43,000                  46
Wharf Holdings Warrants*                            2,150                  --
Wing Lung Bank                                      3,500                   7
                                                                  -----------
                                                                        2,132
                                                                  -----------

IRELAND - 0.5%
Allied Irish Banks                                 15,732                 230
CRH                                                10,134                 128
Greencore Group                                     5,342                  20
Independant Newspapers                              2,515                   9
Irish Life                                          8,360                  62
Jefferson Smurfit                                  29,615                  44
Kerry Group, Cl A                                   4,102                  48
Waterford Wedgewood                                22,614                  21
                                                                  -----------
                                                                          562
                                                                  -----------

ITALY - 4.7%
Assicurazioni Generali                             19,875                 647
Banca Commerciale Italiana                         36,000                 217
Banca Intesa                                       12,000                  51
Benetton Group SPA                                 33,400                  50
Burgo (Cartierre)                                   2,000                  11
Credito Italiano                                   57,500                 240
Edison                                             10,000                  76
ENI SPA                                           141,725                 869
Fiat                                               67,100                 172
Fiat RNC                                           26,400                  43
INA                                                75,794                 193
Istituto Banca San Paolo                           16,300                 205
Istituto Mobiliare Italiano                         8,084                 107
Italcementi                                        11,232                  84
Italgas                                            14,000                  60
Mediaset                                           16,984                 114
Mediobanca                                          8,000                  74
Mediobanca Rights*                                  8,000                  20
Mondadori                                           3,099                  36
Montedison                                         99,500                  95
Olivetti*                                          52,800                 112
Parmalat Finanziaria                               23,400                  35
Pirelli                                            31,000                  82
RAS                                                 9,075                  96
RAS RNC                                             3,075                  24
SAI                                                 3,000                  29
Sirti                                               3,500                  17
Snia                                               20,000                  26


                                  79     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------

Telecom Italia                                     62,888         $       434
Telecom Italia RNC                                  9,883                  47
TIM                                               120,107                 700
TIM RNC                                            31,894                 103
                                                                  -----------
                                                                        5,069
                                                                  -----------

JAPAN - 20.0%
77 Bank                                             8,000                  65
Advantest                                           2,200                  93
Ajinomoto                                          14,000                 112
Alps Electric                                       3,000                  36
Amada                                               5,000                  23
Aoki*                                              22,000                   6
Aoyama Trading                                      1,100                  23
Asahi Bank                                         35,000                  97
Asahi Breweries                                     7,000                  83
Asahi Chemical Industry                            28,000                  85
Asahi Glass                                        16,000                  77
Ashikaga Bank                                       2,000                   3
Bank of Tokyo-Mitsubishi                           81,000                 518
Bank of Yokohama                                   25,000                  46
Bridgestone                                        14,000                 282
Canon                                              14,000                 284
Chiba Bank                                          2,000                   6
Chichibu Onoda Cement                              13,000                  26
Chugai Pharmaceutical                               8,000                  55
Citizen Watch                                       1,000                   7
Cosmo Oil                                          28,000                  35
Credit Saison                                       3,900                  75
Dai Nippon Printing                                13,000                 167
Daicel Chemical Industries                          1,000                   2
Daido Steel                                        24,000                  25
Daiei                                              16,000                  36
Daiichi Pharmaceutical                              7,000                  93
Daikin Industry                                     9,000                  63
Dainippon Ink & Chemicals                           5,000                  10
Dainippon Screen                                    7,000                  13
Daito Trust Construction                            3,000                  19
Daiwa House Industries                             14,000                 127
Daiwa Securities                                   19,000                  44
Denki Kagaku Kogyo Kabushiki Kaisha                33,000                  49
Denso                                              17,000                 247
East Japan Railway                                     71                 353
Ebara                                              10,000                  66
Eisai                                               7,000                  85
Fanuc                                               3,700                 110
Fuji Bank                                          55,000                 111
Fuji Photo Film                                    10,000                 344
Fujita Kanko                                        4,000                  32
Fujitsu                                            34,000                 293
Furukawa Electric                                  20,000                  57
Gunma Bank                                         13,000                  87
Hankyu                                             17,000                  58
Hankyu Department Stores                            7,000                  35
Haseko*                                            15,000                   5
Hitachi                                            63,000                 276
Hokuriku Bank                                       2,000                   2
Honda Motor                                        16,000                 486
House Foods                                         3,000                  38
Hoya                                                3,000                 108
Industrial Bank of Japan                           52,000                 190
Isetan                                              2,000                  16
Ito Yokado                                          9,000                 428
Itochu                                             40,000                  50
Japan Airlines*                                    42,000                  97
Japan Energy                                       39,000                  37


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Joyo Bank                                          26,000         $        92
Jusco                                               6,000                  84
Kajima                                             25,000                  60
Kandenko                                            5,000                  27
Kaneka                                              6,000                  34
Kansai Electric Power                              16,600                 286
Kao                                                11,000                 175
Kawasaki Kisen                                     24,000                  35
Kawasaki Steel                                     69,000                  81
Kinden                                             12,000                 133
Kinki Nippon Railway                               29,000                 125
Kirin Brewery                                      24,000                 192
Komatsu                                            23,000                 107
Konica                                              8,000                  30
Kubota                                             26,000                  50
Kumagai Gumi                                       46,000                  25
Kurita Water Industries                             4,000                  42
Kyocera                                             3,200                 139
Kyowa Hakko Kogyo                                  14,000                  54
Makita                                              4,000                  46
Marubeni                                           24,000                  28
Marui                                               7,000                 101
Matsushita Electric                                37,000                 502
Meiji Milk Products                                10,000                  23
Meiji Seika                                        15,000                  43
Misawa Homes                                        4,000                  10
Mitsubishi                                         33,000                 159
Mitsubishi Chemical                                13,000                  25
Mitsubishi Electric                                45,000                  69
Mitsubishi Estate                                  28,000                 183
Mitsubishi Heavy Industries                        67,000                 229
Mitsubishi Materials                               34,000                  61
Mitsubishi Oil                                     17,000                  20
Mitsubishi Trust & Banking                         29,000                 102
Mitsui                                             40,000                 164
Mitsui Engineering & Shipbuilding                  44,000                  31
Mitsui Fudosan                                      7,000                  36
Mitsui Marine & Fire Insurance                     22,000                  90
Mitsui Osk Lines                                   31,000                  45
Mitsui Trust & Banking                             17,000                  15
Mitsukoshi                                         14,000                  29
Mori Seiki                                          2,000                  20
Murata Manufacturing                                5,000                 169
Nagase                                              2,000                   7
Nagoya Railroad                                    18,000                  54
Nankai Electric                                    14,000                  56
NEC                                                28,000                 181
Ngk Insulators                                      8,000                  76
NGK Spark Plugs                                     4,000                  32
Nichido Fire & Marine                               9,000                  40
Nichii                                              5,000                  29
Nichirei                                           11,000                  19
Nihon Cement                                       10,000                  17
Nippon Express                                     22,000                  95
Nippon Fire & Marine                                8,000                  25
Nippon Light Metal                                 35,000                  32
Nippon Oil                                         26,000                  68
Nippon Paper                                       13,000                  40
Nippon Sheet Glass                                 22,000                  35
Nippon Shokubai                                     2,000                   9
Nippon Steel                                      103,000                 148
Nippon Yusen Kabushik                              35,000                 103
Nissan Motors                                      17,000                  47
Nissin Food Products                                3,000                  46
Nitto Denko                                         3,000                  35
NKK                                                80,000                  40


                                  80     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS
International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Nomura Securities                                  35,000         $       251
NSK                                                 7,000                  24
NTN                                                 2,000                   5
NTT                                                   179               1,303
Obayashi                                           17,000                  60
Odakyu Railway                                     19,000                  53
Oji Paper                                          23,000                  78
Okamato Industries                                 13,000                  22
Olympus Optical                                     7,000                  77
Omron                                               6,000                  59
Orix                                                1,400                  97
Osaka Gas                                          41,000                 104
Penta Ocean Construct                               1,000                   2
Pioneer Electronics                                 3,000                  49
Rohm                                                3,000                 285
Sakura Bank                                        76,000                 111
Sankyo                                              7,000                 155
Sanwa Shutter                                       9,000                  34
Sanyo Electric                                     36,000                  94
Sapporo Breweries                                  12,000                  37
Secom                                               3,000                 187
Sega Enterprises                                    2,000                  34
Sekisui Chemical                                   13,000                  49
Sekisui House                                      17,000                 138
Sharp                                              24,000                 143
Shimano                                             3,000                  68
Shimizu                                            19,000                  50
Shin-Etsu Chemical                                  9,000                 143
Shiseido                                            8,000                  71
Shizuoka Bank                                      14,000                 128
Showa Denko                                        37,000                  24
Sony                                                7,100                 493
Sumitomo                                           21,000                  84
Sumitomo Bank                                      55,000                 382
Sumitomo Chemical                                  16,000                  48
Sumitomo Electric                                  16,000                 155
Sumitomo Forestry                                   3,000                  15
Sumitomo Marine & Fire Insurance                   15,000                  72
Sumitomo Metal                                     65,000                  61
Sumitomo Metal Mining                              11,000                  35
Taisei                                             12,000                  20
Taisho Pharmaceutical                               7,000                 147
Takara Shuzo                                        5,000                  20
Takashimaya                                         7,000                  45
Takeda Chemical                                    19,000                 507
Teijin                                             26,000                  68
Toa                                                 9,000                  12
Tobu Railway                                        1,000                   2
Toho                                                  470                  48
Tohoku Electric Power                              10,600                 157
Tokai Bank                                         32,000                 114
Tokio Marine & Fire Insurance                      27,000                 241
Tokyo Broadcasting System                           5,000                  45
Tokyo Dome                                          7,000                  28
Tokyo Electric Power                               21,000                 401
Tokyo Electronics                                   3,000                  73
Tokyo Gas                                          43,000                  90
Tokyu                                              24,000                  53
Toppan Printing                                    16,000                 164
Toray                                              31,000                 126
Tosoh                                              35,000                  49
Tostem                                              5,000                  68
Toto                                               10,000                  55
Toyo Seikan Kaisha                                  3,000                  39
Toyobo                                             31,000                  34
Toyoda Auto Loom                                    6,000                  92


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Toyota Motor                                       66,000         $     1,472
Ube Industries                                     39,000                  47
Uniden Corportation                                 2,000                  16
Yamaguchi Bank                                      4,000                  36
Yamanouchi Pharmaceutical                           7,000                 151
Yamato Transportation                               8,000                  87
Yamazaki Baking                                     5,000                  47
Yasuda Trust & Banking                             28,000                  14
Yokogawa Electric                                   7,000                  28
                                                                  -----------
                                                                       21,377
                                                                  -----------

MALAYSIA - 0.5% (B)
Amsteel                                            95,000                  10
Arab Malaysian Merchant Bank                       20,000                  11
DCB Holdings                                       20,000                   8
Edaran Otomobil Nasional                           11,000                  12
Gloden Hope Plant                                  54,000                  34
Highlands & Lowlands                               30,000                  15
Hong Leong                                         80,000                  11
Hume Industries                                    16,000                   8
Magnum                                             60,500                  17
Malayan Banking                                    80,000                  83
Malaysian Airline System                           25,000                  10
Malaysian International Shipping                   17,000                  17
Malaysian Resources                                44,000                  10
Multi Purpose Holdings                             66,000                  11
Pan Malaysia Cement Works                          55,000                   9
Perusahaan Otomobil                                 4,000                   3
Public Bank                                        89,199                  22
Resorts World Berhad                               27,000                  24
Rothmans of Pall Mall                               8,000                  35
Silverstone*                                        3,325                  --
Sime Darby                                         10,000                   7
Technology Resources Industries                    30,000                  10
Telekom Malaysia                                   62,500                  99
Tenaga Nasional Berhad                             66,000                  64
United Engineers                                   28,000                  16
YTL                                                15,750                  12
YTL Warrants*                                       3,050                   1
                                                                  -----------
                                                                          559
                                                                  -----------

NETHERLANDS - 5.5%
ABN-Amro Holding                                   24,956                 425
Ahold                                               9,917                 296
Akzo Nobel                                          5,564                 198
Buhrmann                                            1,776                  33
Elsevier                                           13,457                 200
Getronics                                           1,811                  82
Heineken                                            6,143                 297
Hoogovens                                             754                  21
Ing Groep                                          16,419                 740
KLM                                                 1,613                  41
Koninklijke KPN                                     8,193                 253
Pakhoed                                               867                  20
Phillips Electronics                                6,224                 335
Royal Dutch Petroleum                              36,924               1,833
TNT Post Group                                      9,193                 234
Unilever                                           11,092                 699
Wolters Kluwer                                      1,261                 242
                                                                  -----------
                                                                        5,949
                                                                  -----------


                                  81     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
NEW ZEALAND - 0.2%
Brierley Investment                                66,325         $        12
Carter Holt Harvey                                 49,289                  33
Fletcher Challenge Building                         3,165                   3
Fletcher Challenge Energy                           4,794                   7
Fletcher Challenge Forests                         19,179                   4
Fletcher Challenge Paper                            5,163                   3
Lion Nathan                                        13,326                  32
Telecom Corporation of New Zealand                 33,302                 127
                                                                  -----------
                                                                          221
                                                                  -----------

NORWAY - 0.4%
Bergesen, Cl A                                      2,400                  34
Dyno Industrier                                     1,200                  16
Hafslund, Cl A                                      3,850                  23
Hafslund, Cl B                                      1,600                   6
Kvaerner                                            1,450                  18
Norsk Hydro                                         5,650                 206
Norske Skogindustrier                                 700                  18
Orkla AS, Cl A                                      5,000                  68
Petroleum Geo Service*                              1,000                  16
Storebrand, Cl A*                                   9,124                  63
                                                                  -----------
                                                                          468
                                                                  -----------

SINGAPORE - 0.6%
Asia Food & Property*                                 666                  --
Asia Food & Property Warrants*                      2,900                  --
City Developments                                  15,000                  33
Cycle & Carriage                                    7,000                  11
DBS Land                                           20,000                  14
Development Bank of Singapore                      10,500                  42
Fraser and Neave                                    3,000                   6
Keppel                                             39,750                  47
Natsteel                                           16,000                  12
Neptune Orient Lines                               47,000                  10
OCBC                                               20,135                  51
Singapore Airlines                                 24,000                 132
Singapore Press Holdings                            8,932                  74
Singapore Telecommunications                      111,000                 186
United Industrial                                  77,000                  22
United Overseas Bank                               19,000                  55
                                                                  -----------
                                                                          695
                                                                  -----------

SPAIN - 3.1%
Acerinox SA                                           745                  14
Argentaria                                          9,104                 181
Autopistas Concensionaria                           4,672                  71
Autopistas Concensionaria Rights*                   4,672                   4
Banco Bilbao Vizcaya                               40,155                 430
Banco Central Hispanoamericano                     21,150                 196
Banco Central Hispanoamericano Rights*              7,050                   6
Banco Santander                                    21,426                 331
Banco Santander Rights*                            21,426                   6
Banco Santander Rights*                            21,426                  --
Endesa                                             17,984                 405
Financiera Alba                                       179                  22
Fomento de Construcciones                             860                  40
Gas Natural                                         2,456                 174
Iberdrola                                          15,705                 262
Mapfre                                                 94                   2
Metrovacesa                                         2,124                  55
Repsol                                              5,148                 218


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Tabacalera, Cl A                                    3,315         $        73
Telefonica de Espana                               18,302                 668
Telefonica de Espana Rights*                       19,802                  14
Union Electrica Fenosa                              4,413                  66
Vallehermoso                                        2,745                  31
Zardoya-Otis                                        2,020                  56
                                                                  -----------
                                                                        3,325
                                                                  -----------

SWEDEN - 2.8%
ABB, Cl A                                          12,950                 117
ABB, Cl B                                           5,500                  49
AGA, Cl A                                           3,958                  51
AGA, Cl B                                           3,450                  43
Astra, Cl A                                        26,652                 455
Astra, Cl B                                         7,933                 131
Atlas Copco, Cl A                                   3,220                  68
Drott, Cl B*                                        2,459                  20
Electrolux AB                                       8,955                 118
Ericsson, Cl B                                     36,354                 686
Hennes & Mauritz, Cl B                              4,085                 297
Skandia Forsakrings                                10,330                 134
Skandinaviska Enskilda Bank, Cl A                  11,059                  97
Skanska, Cl B                                       2,459                  81
SKF, Cl B                                           3,000                  37
STORA, Cl A                                         5,916                  56
Svenska Cellulosa, Cl B                             4,410                  87
Svenska Handlesbanken, Cl A                         4,451                 167
Swedish Match                                      20,354                  63
Trelleborg, Cl B                                    2,000                  17
Volvo, Cl A                                         3,737                  89
Volvo, Cl B                                         6,415                 157
                                                                  -----------
                                                                        3,020
                                                                  -----------

SWITZERLAND - 7.5%
Adecco                                                321                 119
Alusuisse Lonza, Registered                           120                 115
Asea Brown Boveri Group                               170                 173
Credit Suisse, Registered                           4,774                 530
Holderbank Financiere Glarus                          141                 145
Nestle, Registered                                    650               1,298
Novartis, Bearer                                      119                 192
Novartis, Registered                                1,086               1,747
Roche Holdings                                        116               1,253
Roche Holdings, Bearer                                 24                 416
Sairgroup                                             350                  72
Schindler, PC                                          25                  29
Schindler, Registered                                  25                  31
Schweizerische Bankverein                             195                   2
SGS Societe Generale de Surveillance,
    Registered                                        116                  22
SGS Societe Generale de Surveillance, Bearer           29                  21
SMH, Bearer                                            56                  34
SMH, Registered                                       273                  41
Swiss Reinsurance, Registered                         262                 521
UBS AG, Registered                                  3,773                 739
Valora Holdings                                        70                  16
Zuerich Versicherungs, Registered                     930                 485
                                                                  -----------
                                                                        8,001
                                                                  -----------

UNITED KINGDOM - 22.4%
Abbey National                                     24,886                 429
Allied Zurich*                                     31,245                 319
Anglian Water                                       6,437                 104
Arjo Wiggins Appleton                              21,135                  36


                                  82     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS
International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Associated British Foods                           15,765         $       160
Barclays                                           24,874                 406
Bass                                               16,415                 197
BBA Group                                           9,021                  46
BG PLC                                             74,915                 520
BICC                                               10,071                  10
Blue Circle Industries                             21,510                 100
BOC                                                11,781                 146
Boots                                              17,913                 309
BPB                                                11,171                  45
British Aerospace                                  34,024                 206
British Airways                                    22,634                 138
British American Tobacco*                          31,245                 233
British Petroleum                                 106,003               1,620
British Sky Broadcasting                           35,649                 303
British Steel                                      38,008                  69
British Telecommunications                        115,904               1,561
BTR*                                               69,395                 125
Burmah Castrol                                      4,461                  63
Cable & Wireless                                   40,002                 381
Cadbury Schweppes                                  22,324                 289
Caradon                                            15,828                  33
Carlton Communications                             13,900                  93
Centrica*                                          75,604                 146
Coats Viyella                                      22,869                  14
Commercial Union                                   12,556                 194
De La Rue                                           6,583                  17
Diageo                                             69,489                 661
Electrocomponents                                   9,618                  54
Elementis                                           8,335                  11
EMI Group                                          14,007                  86
English China Clays                                 7,955                  20
General Electric                                   56,794                 415
General Electric Warrants*                          1,132                   2
GKN                                                 9,305                  95
Glaxo Wellcome                                     63,458               1,872
Granada                                            17,687                 222
Great Universal Stores                             20,164                 229
Guardian Royal Exchange                            16,467                  71
Hammerson                                          10,193                  68
Hanson                                             16,883                 107
HSBC Holdings                                      33,552                 600
HSBC Holdings (75p)                                16,136                 302
IMI                                                 4,909                  21
Imperial Chemical Industries                       11,818                  93
Johnson Matthey                                     4,897                  26
Kingfisher                                         23,084                 214
Ladbroke                                           33,285                 124
Land Securities                                     2,531                  39
Lasmo                                              21,742                  64
Legal & General                                    25,307                 284
Lloyds TSB                                         98,822               1,106
Lonrho                                              4,890                  26
LucasVarity                                        29,589                  91
Marks & Spencer                                    52,234                 401
MEPC                                               12,784                 103
National Grid Group                                31,901                 237
National Power                                     21,756                 198
Next                                                6,829                  49
Pearson                                            13,897                 258
Peninsular & Oriental                              10,802                 104
Pilkington                                         29,405                  29
Provident Financial                                 5,269                  70
Prudential                                         38,852                 567
Racal Electronics                                   6,572                  38
Rank Group                                         16,954                  66


International Index Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Reed International                                 22,618         $       191
Reuters                                            28,619                 240
Rexam                                              16,437                  51
Rio Tinto                                          20,309                 242
RMC                                                 6,560                  71
Rolls Royce                                        33,703                 116
Royal & Sun Alliance Insurance                     32,523                 282
Royal Bank of Scotland                             17,283                 197
Safeway                                            23,210                 109
Sainsbury                                          34,011                 325
Schroders                                           5,194                  85
Scottish & Newcastle                               13,226                 160
Scottish Power                                     22,765                 220
Sears                                               2,797                   7
Sedgwick                                           17,952                  60
Selfridges*                                         2,797                  10
Slough Estates                                      9,571                  48
SmithKline Beecham                                 97,428               1,070
Smiths Industries                                   6,601                  75
Southern Electric                                  10,510                 117
Tate & Lyle                                        10,382                  57
Tesco                                             126,894                 360
Thames Water                                        8,323                 166
Thames Water, Cl B*                                 9,079                  12
Thorn                                               9,403                  40
TI Group                                           10,548                  64
Unilever                                           66,736                 571
United Biscuits                                    15,174                  53
United Utilities                                   11,993                 194
Vodafone                                           60,184                 698
Williams                                           16,025                  94
Williams, Cl B*                                    17,360                  10
Wolseley                                           12,805                  65
Zeneca                                             17,854                 632
                                                                  -----------
                                                                       24,027
                                                                  -----------

TOTAL FOREIGN COMMON STOCKS
    (Cost $103,697)                                                   103,959
                                                                  -----------

FOREIGN PREFERRED STOCKS - 0.6%

AUSTRALIA - 0.2%
Newscorp*                                          35,455                 197
                                                                  -----------

GERMANY - 0.4%
RWE                                                   250                   8
SAP                                                   710                 337
Volkswagen                                          2,000                  91
                                                                  -----------
                                                                          436
                                                                  -----------

ITALY - 0.0%
Fiat                                               31,900                  50
                                                                  -----------

TOTAL FOREIGN PREFERRED STOCKS
    (Cost $435)                                                           683
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 1.7%
First American Prime
    Obligations Fund (A)                        1,796,842               1,797
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $1,797)                                                       1,797
                                                                  -----------

TOTAL INVESTMENTS - 99.3%
    (Cost $105,929)                                                   106,439
                                                                  -----------


                                  83     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

International Index Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.7%                          $       703
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 9,819,867 outstanding shares                               96,446
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 175,213 outstanding shares                                  1,851
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 11,082 outstanding shares                                     135
Accumulated net investment loss                                          (47)
Accumulated net realized gain on investments                            8,219
Net unrealized appreciation of investments                                510
Net unrealized appreciation of forward foreign
   currency contracts, foreign currency and
   translation of other assets and liabilities
   in foreign currency                                                     28

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   107,142
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     10.71
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     10.69

Maximum sales charge of 4.50%                                            0.50
                                                                  -----------
Offering price per share--Class A (1)                             $     11.19
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     10.68
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. Therefore, these securities are being treated as illiquid.

Cl--Class
PC--Participating Certificate
Ser--Series

The accompanying notes are an integral part of the financial statements.


                                  84     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                                             INTERNATIONAL FUNDS

                                                           EMERGING      INTERNATIONAL    INTERNATIONAL      INTERNATIONAL
                                                       MARKETS FUND               FUND    INDEX FUND(1)      INDEX FUND(2)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                    $    18          $     342         $     99          $     110
Dividends                                                       173              5,987            2,632              1,325
Less: Foreign taxes withheld                                    (16)              (211)            (262)              (164)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         175              6,118            2,469              1,271
==========================================================================================================================
EXPENSES:
Investment advisory fees                                        123              4,152              799                408
Less: Waiver of investment advisory fees                       (123)              (392)            (255)              (198)
Less: Reimbursement of expenses by adviser                      (49)                --               --                 --
Administrator fees                                               43                368              126                 87
Accounting Fees                                                  --                 --               --                 62
Transfer agent fees                                              38                 45               22                 19
Amortization of organizational costs                             18                  3               --                 --
Custodian fees                                                    6                490              114                 36
Directors' fees                                                   9                  4                1                  2
Registration fees                                                41                 16               15                 17
Professional fees                                                36                 12                7                  3
Printing                                                         43                 12                4                  4
Pricing fees                                                     --                 20               11                 --
Distribution fees - Class A                                      52                 34                3                  1
Less: Waiver of Distribution Fees - Class A                     (18)                --               --                 --
Distribution fees - Class B                                       2                 26                1                 --
Other                                                             9                  8                5                  2
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES BEFORE EXPENSES
 PAID INDIRECTLY                                                230              4,798              853                443
==========================================================================================================================
Less: Expenses paid indirectly                                   (2)                --               --                 --
--------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                              228              4,798              853                443
==========================================================================================================================
Investment income (loss) - net                                  (53)             1,320            1,616                828
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS - NET:
Net realized gain (loss) on investments                      (3,379)            28,363            5,074              3,662
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                              (66)           (12,864)            (108)              (142)
Net change in unrealized depreciation of investments         (4,319)           (24,639)          (3,880)           (28,010)
Net change in unrealized appreciation (depreciation) of
 forward foreign currency contracts, foreign currency
 and translation of other assets and liabilities in
 foreign currency                                                 1              1,430               36                  5
--------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                               (7,763)            (7,710)           1,122            (24,485)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $(7,816)         $  (6,390)        $  2,738            (23,657)
==========================================================================================================================

(1)For the ten month period December 1, 1998 to September 30, 1998.
(2)For the four month period August 1, 1997 to November 30, 1997.

The accompanying notes are an integral part of the financial statements.

                             85    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS


                                                                         EMERGING                        INTERNATIONAL
                                                                     MARKETS FUND                                 FUND
----------------------------------------------------------------------------------------------------------------------
                                                            10/1/97       10/1/96            10/1/97           10/1/96
                                                                 to            to                 to                to
                                                            9/30/98       9/30/97            9/30/98           9/30/97
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                              $   (53)       $   27         $    1,320        $       75
Net realized gain (loss) on investments                      (3,379)        1,105             28,363             5,280
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                    (66)           --            (12,864)           11,283
Net change in unrealized appreciation (depreciation) of
 investments                                                 (4,319)        2,201            (24,639)           33,294
Net change in unrealized appreciation (depreciation) of
 purchased options contracts, forward foreign currency
 contracts, foreign currency and translation of other
 assets and liabilities in foreign currency                       1            --              1,430            (1,826)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  (7,816)        3,333             (6,390)           48,106
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                        --            --             (9,364)(A)        (2,226)(A)
  Class A                                                       (32)           (8)              (107)(A)           (30)(A)
  Class B                                                        (1)           --                (74)(A)           (12)(A)
Net realized gain on investments:
  Class Y                                                        --            --             (4,550)               --
  Class A                                                        --            --                (56)               --
  Class B                                                        --            --                (44)               --
Distributions in excess of realized capital gains:
  Class Y                                                        --            --                 --                --
  Class A                                                        --            --                 --                --
  Class B                                                        --            --                 --                --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (33)           (8)           (14,195)           (2,268)
======================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                         8,789            --            244,177            56,808
  Shares issued in connection with acquisition
   of Piper Fund                                                 --            --              3,757                --
  Reinvestment of distributions                                  --            --              7,847             1,223
  Payments for redemptions                                      (26)           --           (100,556)          (19,454)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y
 transactions                                                 8,763            --            155,225            38,577
----------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                           778           211            217,153            87,168
  Shares issued in connection with acquisition of
   Piper Fund                                                    --            --             47,464                --
  Reinvestment of distributions                                  32            --                156                23
  Payments for redemptions                                   (5,929)           --           (227,336)          (82,983)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from class A
 transactions                                                (5,119)          211             37,437             4,208
----------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- FAIF                                     1            --              1,142               899
  Proceeds from sales -- Piper                                   28            --                 --                --
  Reinvestment of distributions -- FAIF                          --            --                114                12
  Reinvestment of distributions -- Piper                          1            --                 --                --
  Payments for redemptions -- FAIF                               --            --               (367)             (306)
  Payments for redemptions -- Piper                            (304)           --                 --                --
----------------------------------------------------------------------------------------------------------------------
Increase in net assets from class B transactions               (274)           --                889               605
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                 3,370           211            193,551            43,390
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (4,479)        3,536            172,966            89,228
NET ASSETS AT BEGINNING OF PERIOD                            17,308        13,772            227,605           138,377
======================================================================================================================
NET ASSETS AT END OF PERIOD (2)                             $12,829        $17,308        $  400,571        $  227,605
======================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                             1,331            --             18,643             4,877
    Shares issued in connection with acquisition of
     Piper Fund                                                  --            --                248                --
    Shares issued in lieu of cash distributions                  --            --                680               118
    Shares redeemed                                              (5)           --             (7,532)           (1,681)
----------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                  1,326            --             12,039             3,314
======================================================================================================================
  Class A:
    Shares issued                                                83           668             16,428             7,347
    Shares issued in connection with acquisition of
     Piper Fund                                                  --            --              3,127                --
    Shares issued in lieu of cash distributions                   4             1                 13                 2
    Shares redeemed                                            (678)         (673)           (16,973)           (6,933)
----------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                   (591)           (4)             2,595               416
======================================================================================================================
  Class B:
    Shares issued -- FAIF                                        --            --                 85                79
    Shares issued -- Piper                                        3            --                 --                --
    Shares issued in lieu of cash distributions -- FAIF          --            --                 10                 1
    Shares issued in lieu of cash distributions -- Piper         --            --                 --                --
    Shares redeemed -- FAIF                                      --            --                (28)              (27)
    Shares redeemed -- Piper                                    (32)           --                 --                --
----------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                    (29)           --                 67                53
======================================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                     706            (4)            14,701             3,783
======================================================================================================================



[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                     INTERNATIONAL
                                                                                        INDEX FUND
--------------------------------------------------------------------------------------------------
                                                             12/1/97         8/1/97         8/1/96
                                                                  to             to             to
                                                             9/30/98       11/30/97        7/31/97
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                              $  1,616       $    828       $  1,979
Net realized gain (loss) on investments                        5,074          3,662           (315)
Net realized gain (loss) on forward foreign currency
 contracts and foreign currency transactions                    (108)          (142)           (97)
Net change in unrealized appreciation (depreciation) of
 investments                                                  (3,880)       (28,010)        28,681
Net change in unrealized appreciation (depreciation) of
 purchased options contracts, forward foreign currency
 contracts, foreign currency and translation of other
 assets and liabilities in foreign currency                       36              5             (5)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    2,738        (23,657)        30,243
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class Y                                                     (2,609)          (512)        (1,705)
  Class A                                                        (23)            (3)           (14)
  Class B                                                         (1)            --             --
Net realized gain on investments:
  Class Y                                                         --             --           (310)
  Class A                                                         --             --             (4)
  Class B                                                         --             --             --
Distributions in excess of realized capital gains:
  Class Y                                                         --             --           (120)
  Class A                                                         --             --             (2)
  Class B                                                         --             --             --
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (2,633)          (515)        (2,155)
==================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                         26,388         34,854         80,334
  Shares issued in connection with acquisition
   of Piper Fund                                                  --             --             --
  Reinvestment of distributions                                2,039            333          1,523
  Payments for redemptions                                   (79,475)       (65,749)       (41,656)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y
 transactions                                                (51,048)       (30,562)        40,201
--------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                          1,057             49            400
  Shares issued in connection with acquisition of
   Piper Fund                                                     --             --             --
  Reinvestment of distributions                                   22              3             19
  Payments for redemptions                                      (375)          (215)        (1,047)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from class A
 transactions                                                    704           (163)          (628)
--------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales -- FAIF                                    151              1             --
  Proceeds from sales -- Piper                                    --             --             --
  Reinvestment of distributions -- FAIF                            1             --             --
  Reinvestment of distributions -- Piper                          --             --             --
  Payments for redemptions -- FAIF                               (18)            --             --
  Payments for redemptions -- Piper                               --             --             --
--------------------------------------------------------------------------------------------------
Increase in net assets from class B transactions                 134              1             --
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                (50,210)       (30,724)        39,573
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (50,105)       (54,896)        67,661
NET ASSETS AT BEGINNING OF PERIOD                            157,247        212,143        144,482
==================================================================================================
NET ASSETS AT END OF PERIOD (2)                             $107,142       $157,247       $212,143
==================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                              2,283          3,022          7,211
    Shares issued in connection with acquisition of
     Piper Fund                                                   --             --             --
    Shares issued in lieu of cash distributions                  184             28            137
    Shares redeemed                                           (6,842)        (5,882)        (3,656)
--------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                  (4,375)        (2,832)         3,692
==================================================================================================
  Class A:
    Shares issued                                                 88              4             36
    Shares issued in connection with acquisition of
     Piper Fund                                                   --             --             --
    Shares issued in lieu of cash distributions                    2             --              2
    Shares redeemed                                              (30)           (18)           (96)
--------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                      60            (14)           (58)
==================================================================================================
  Class B:
    Shares issued -- FAIF                                         13             --             --
    Shares issued -- Piper                                        --             --             --
    Shares issued in lieu of cash distributions -- FAIF           --             --             --
    Shares issued in lieu of cash distributions -- Piper          --             --             --
    Shares redeemed -- FAIF                                       (2)            --             --
    Shares redeemed -- Piper                                      --             --             --
--------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                      11             --             --
==================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                   (4,304)        (2,846)         3,634
==================================================================================================

(2)Includes undistributed (distributions in excess of) net investment income
   (000) of: $(54) and $(34) for Emerging Markets Fund, $(10,519) and $9,906
   for International Fund, and $(47), $1,019+ and $706* for International Index Fund as of September 30, 1998 and September 30, 1997, respectively.
   + November 30, 1997. *July 31, 1997.
(A)Represents a distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.

                             86    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS



                 (This page has been left blank intentionally.)






                             87    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                       REALIZED AND
                           NET ASSET                     UNREALIZED           DIVIDENDS                      DISTRIBUTIONS
                               VALUE            NET        GAINS OR            FROM NET     DISTRIBUTIONS             FROM
                           BEGINNING     INVESTMENT     (LOSSES) ON          INVESTMENT              FROM        RETURN OF
                           OF PERIOD         INCOME     INVESTMENTS              INCOME     CAPITAL GAINS          CAPITAL
--------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class Y
     1998(1)               $  7.27       $  0.01         $ (1.66)         $     --            $    --          $    --
Class A(2)
 1998                      $ 10.96       $ (0.15)        $ (5.18)         $  (0.02)           $    --          $    --
 1997                         8.85          0.02            2.10             (0.01)                --               --
 1996(3)                      8.84          0.01              --                --                 --               --
 1996(4)                      7.20          0.01            1.63                --                 --               --
 1995(5)                      9.14            --           (1.94)               --                 --               --
 1994(5)(6)                  10.00          0.01           (0.87)               --                 --               --
Class B -- FAIF
 1998(1)                   $  7.27       $    --         $ (1.67)         $     --            $    --          $    --
Class B -- Piper
 1998(7)                   $ 10.86       $ (0.08)        $ (1.07)         $  (0.02)           $    --          $    --
 1997(8)                     10.13          0.00            0.73                --                 --               --
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Class Y
 1998                      $ 13.23       $  0.07         $  0.01          $  (0.51)(C)        $ (0.25)              --
 1997                        10.31          0.03            3.06             (0.17)(C)             --               --
 1996                        10.30         (0.01)           0.22             (0.20)(C)             --               --
 1995                        10.22          0.01            0.07                --                 --               --
 1994(10)                    10.00         (0.01)           0.23                --                 --               --
Class A
 1998                      $ 13.18       $  0.06         $  0.02          $  (0.46)(C)        $ (0.25)              --
 1997                        10.28          0.01            3.04             (0.15)(C)             --               --
 1996                        10.28         (0.02)           0.20             (0.18)(C)             --               --
 1995                        10.21            --            0.07                --                 --               --
 1994(9)                      9.98         (0.01)           0.24                --                 --               --
Class B
 1998                      $ 12.97       $ (0.07)        $  0.03          $  (0.41)(C)        $ (0.25)              --
 1997                        10.14         (0.08)           3.01             (0.10)(C)             --               --
 1996                        10.20         (0.07)           0.17             (0.16)(C)             --               --
 1995                        10.21         (0.03)           0.02                --                 --               --
 1994(11)                    10.23         (0.01)          (0.01)               --                 --               --
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX FUND(B)
Class Y
 1998(12)                  $ 10.99       $  0.14         $ (0.20)         $  (0.22)           $    --          $    --
 1997(13)                    12.37          0.06           (1.41)            (0.03)                --               --
 1997(14)                    10.69          0.13            1.70             (0.12)             (0.02)           (0.01)
 1996(14)                    10.48          0.09            0.18             (0.06)                --               --
 1995(14)(15)                10.00          0.01            0.47                --                 --               --
Class A
 1998(12)                  $ 10.94       $  0.11         $ (0.20)         $  (0.16)           $    --          $    --
 1997(13)                    12.32          0.05           (1.41)            (0.02)                --               --
 1997(14)                    10.64          0.10            1.70             (0.09)             (0.02)           (0.01)
 1996(14)                    10.45          0.07            0.17             (0.05)                --               --
 1995(14)(15)                10.00            --            0.45                --                 --               --
Class B
 1998(12)                  $ 10.99       $  0.05         $ (0.21)         $  (0.15)           $    --          $    --
 1997(16)(17)                11.08          0.00           (0.09)               --                 --               --
-------------------------------------------------------------------------------------------------------------------------



  + Returns are for the period indicated and have not been annualized.
 (A)Excluding sales charges.
 (B)The financial highlights for International Index Fund as set forth herein include the historical financial highlights of the Qualivest International Opportunities Fund Class A and Y shares. The assets of the International Opportunities Fund were acquired by International Index Fund on November 21, 1997. In connection with such acquisition, (i) Class A and Class C shares of the Qualivest International Opportunities Fund were exchanged for Class A shares of International Index Fund; and (ii) Qualivest Class Y shares were exchanged for Class Y shares of International Index Fund.
 (C)Includes distributions in excess of net investment income due to tax treatment of foreign currency related transactions.
 (1)Class Y and Class B shares have been offered since August 10, 1998. All ratios for the period have been annualized.
 (2)The financial highlights for Emerging Markets Fund as set forth herein include the historical financial highlights of the Piper Emerging Markets Growth Fund Class A shares. The assets of the Piper Emerging Markets Growth Fund were acquired by Emerging Markets Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Markets Growth Fund were exchanged for Class A shares of the Emerging Markets Fund. On August 7, 1998 the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
 (3)For the three month period July 1, 1996 to September 30, 1996. All ratios for the period have been annualized.
 (4)Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996, represents the financial history of Hercules Latin American Value Fund. As a result of the reorganization, the fund's subadvisor changed from Bankers Trust Company to Edinburgh Fund Managers plc. On July 18, 1995, shareholders of Hercules Latin American Value Fund approved a change in the fund's advisor from Hercules International Management LLC to Piper Capital Management Incorporated.


                             88    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

                                                                                            RATIO OF
                                                                         RATIO OF NET    EXPENSES TO
       NET ASSET                                            RATIO OF       INVESTMENT        AVERAGE
           VALUE                          NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF              TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD         RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------------


       $  5.62           (22.70)%+       $  7,444           1.46%            0.83%           3.30%          48%

       $  5.61           (48.91)%+       $  5,384           1.96%           (1.09)%          3.43%          48%
         10.96            23.91            16,998           2.00             0.17            3.34          105
          8.85             0.11+           13,772           2.00             0.26            4.09            0
          8.84            22.78            13,936           2.00             0.26            3.54          140
          7.20           (21.23)           22,624           2.00             0.15            3.47          161
          9.14           ( 8.60)           27,750           2.00            (0.03)           3.10           78

       $  5.60           (22.97)%+       $      1           2.46%           (0.43)%          4.30%          48%

       $  9.69           (10.59)%+       $     --           2.76%           (2.24)%          4.12%          34%
         10.86             7.21               310           2.64             0.03            3.39          105
-----------------------------------------------------------------------------------------------------------------


       $ 12.55             1.15%         $357,475           1.44%            0.42%           1.56%         102%
         13.23            30.38           217,414           1.67             0.06            1.67           96
         10.31             2.11           135,238           1.72            (0.06)           1.72          100
         10.30             0.78            94,400           1.74             0.12            1.81           57
         10.22             2.20+           47,963           1.75            (0.19)           2.05           16

       $ 12.55             1.11%         $ 40,204           1.69%            0.13%           1.81%         102%
         13.18            30.03             8,003           1.92            (0.09)           1.92           96
         10.28             1.84             1,964           1.97            (0.28)           1.97          100
         10.28             0.69               876           1.93            (0.13)           2.06           57
         10.21             2.30+              464           1.75            (0.26)           2.30           16

       $ 12.27             0.13%         $  2,892           2.44%           (0.64)%          2.56%         102%
         12.97            29.13             2,188           2.67            (0.94)           2.67           96
         10.14             1.02             1,175           2.72            (0.96)           2.72          100
         10.20           ( 0.10)              306           2.76            (0.95)           2.81           57
         10.21           ( 0.20)+              22           2.75            (0.71)           3.05           16
-----------------------------------------------------------------------------------------------------------------


       $ 10.71           ( 0.73)%+       $105,151           0.74%            1.42%           0.97%           0%
         10.99           (10.93)+         155,976           0.66             1.23            0.95            0
         12.37            17.24           210,538           0.73             1.15            1.03            3
         10.69             2.56           142,478           0.81             1.18            1.10            6
         10.48             4.80+           60,073           1.18             1.32            1.39            0

       $ 10.69           ( 1.05)%+       $  1,873           0.99%            1.21%           1.22%           0%
         10.94           (11.03)+           1,270           0.92             0.98            1.21            0
         12.32            17.03             1,605           0.98             0.90            1.28            3
         10.64             2.29             2,005           1.06             0.84            1.35            6
         10.45             4.50+               20           1.40             0.23            1.54            0

         10.68           ( 1.53)%+       $    118           1.74%            0.72%           1.97%           0%
         10.99           ( 0.36)+               1           1.29             0.00            1.29            0
-----------------------------------------------------------------------------------------------------------------

 (5)For the period ended June 30.
 (6)Commenced operations of Hercules Latin American Value Fund on November 9, 1993. All ratios for the period have been annualized.
 (7)Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
 (8)Class B shares have been offered since February 18, 1997. All ratios for the period have been annualized.
 (9)Class A shares have been offered since April 7, 1994. All ratios for the period have been annualized.
(10)Commenced operations on April 4, 1994. All ratios for the period have been annualized.
(11)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(12)For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from November 30 to September 30, effective September 30, 1998.
(13)For the period August 1, 1997 to November 30, 1997. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from July 31 to November 30, effective November 30, 1997.
(14)For the period ended July 31.
(15)Commenced operations on July 3, 1995. All ratios for the period have been annualized.
(16)Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized.
(17)For the period November 24, 1997 to November 30, 1997.


                             89    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

EQUITY FUNDS
SECTOR
FUNDS


In a period of volatile markets and economic uncertainties, many investors shied away from stocks of smaller companies, which tend to be the foundation of our sector funds. Rather than being positioned for the long-term growth opportunity offered by specialized companies in the sectors we emphasize (health sciences, real estate and technology), much of the market's money was directed into investments that offered a sense of short-term security.
   This created a difficult environment for the funds for much of the fiscal year ended September 30, 1998. Shaken by a number of problems in overseas economies, ranging from Japan's faltering economy to Russia's currency devaluation and sudden weakness in many emerging markets, investors became wary of most stocks with which they weren't familiar. Only select large-cap growth stocks and U.S. Treasury bonds seemed to appeal to investors as the year progressed.
   That left many of the stocks represented in these funds in a tailspin. These portfolios emphasize smaller company issues in order to provide opportunity for long-term capital appreciation and added diversification value with our other funds, which usually emphasize larger, more established companies.
   In both the health care and technology areas, the general aversion to smaller companies occurred regardless of how a company was performing or the outlook for its product line for the future. Rather than invest in companies involved in exciting new product developments and innovations, investors sought refuge in firms with more predictable stories that likely offered less future growth potential.
   These past months have been difficult for investors, as only a select group of stocks seemed to benefit. Even those have seen valuations rise to excessive levels. It appears that everyone could benefit from a more stable economic environment that cools investor fears. On the plus


                           90       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SECTOR FUNDS


side, many stocks are very attractively valued now and have greater upside potential than they did previously. At some point, the markets should recognize this value, and many of the quality stocks in the health care and technology areas should recover.
   The real estate market faces different issues, most notably, tremendous weakness in Real Estate Investment Trusts (REITs). This area, which in the past performed well in periods when the markets faltered, has been struggling, due in part to increasing regulatory concerns and an unstable supply and demand environment.
   While there is still uncertainty about the direction of the U.S. economy, the Federal Reserve's recent rate cuts are a sign that it intends to do what it can to prevent a recession. If successful, many sectors should respond well, particularly those undervalued stocks represented in our fund portfolios.

The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes the maximum initial sales charge, all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for class A shares before sales charges. The adjusted figures for class A shares include the effect of paying the maximum initial sales charge of 4.5% on all equity funds. The adjusted figures for class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year.

The First American Health Sciences, Real Estate Securities and Technology funds primarily invest in sector specific stocks, which is riskier than investing in more diversified funds.


                           91       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SECTOR FUNDS
HEALTH SCIENCES


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN
     EQUITY SECURITIES OF HEALTH CARE RELATED COMPANIES

A number of economic and business-related uncertainties resulted in a significant downturn for Health Sciences Fund in the fiscal year ended September 30, 1998. For the period, the fund generated a return of -25.24%.
   Our emphasis on smaller stocks in the health care marketplace was a detriment. Small stocks as a whole suffered dramatically, particularly from April 1998 to the end of the fiscal year. Investors became shaky about possible economic weakness during that time and avoided small stocks in droves. Health care stocks seemed to be particularly susceptible to that trend, including biotech firms and service providers.
   While we added some large-cap stock names to the fund in an effort to stabilize performance, the major correction of recent months has also created new opportunities. Small health-care stocks, including biotech firms in the process of developing new medicines or technologies, and service providers such as clinic, hospital and nursing home firms, are very attractively priced in the current market.
   Going forward, we anticipate many stocks in the portfolio will rebound, as product advancements developed by these companies become better recognized. Taking a longer view, the aging baby boomer market should continue to generate strong growth opportunities for companies in the health care field, which puts the fund in a strong position for long-term growth.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

      First American         First American         First American
   Health Sciences Fund,  Health Sciences Fund,  Health Sciences Fund,  Russell 2000
         Class A            Class A adjusted           Class Y             Index
         -------            ----------------           -------             -----
1995     $10,000                $ 9,550                $10,000            $10,000
1996     $ 9,868                $ 9,424                $ 9,879            $11,087
1997     $12,197                $11,648                $12,239            $14,767
1998     $ 9,118                $ 8,708                $ 9,167            $11,958

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                             SINCE
                                                      1 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                              -25.24%      -3.40%
--------------------------------------------------------------------------------
Class A adjusted                                     -28.61%      -5.05%
--------------------------------------------------------------------------------
Class B                                              -25.80%      -4.14%
--------------------------------------------------------------------------------
Class B adjusted                                     -29.02%      -5.39%
--------------------------------------------------------------------------------
Class Y                                              -25.10%      -3.21%
--------------------------------------------------------------------------------
Russell 2000                                         -19.02%       6.94%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A, B and Y shares is 1/31/96. The performance reflected in the graph begins on 1/31/96. The performance reflected in the table begins on the inception date of class A, B and Y shares.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           92       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SECTOR FUNDS
REAL ESTATE SECURITIES

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS A COMBINATION OF ABOVE-AVERAGE CURRENT INCOME
     AND LONG-TERM CAPITAL APPRECIATION

Hampered by a difficult period for Real Estate Investment Trusts (REITs), Real Estate Securities Fund registered a return of -12.42% for the fiscal period ended September 30, 1998.
   The market's downturn occurred after strong performance in the previous two years and was based on several factors. They included fears of excess supply, coupled with increased recession fears and new regulations that affected a limited number of REITs. While these factors had a negative impact for much of the year, they seemed to stabilize in late summer, and a rebound began in the last few weeks of the fiscal year.
   Several REITs in our portfolio benefited from merger activity, most notably Excel Realty, which merged with New Plan, and Merry Land, which merged with Equity Residential. Other strong performers included Bradley Real Estate Trust and Colonial Properties.
   Going forward, there appear to be more positive signs for the real estate market. In particular, demand seems to be picking up relative to the available supply, in large part because of reduced construction. That should help drive up property values, which will make many REITs more profitable. Combined with the fact that the market's correction made prices for REITs more attractive, there's plenty of reason for optimism. What's more, there are encouraging signs that the economy can maintain its slow growth pace, a good environment for REITs, which are the primary focus of the fund.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

         First American     First American     First American
          Real Estate        Real Estate        Real Estate
        Securities Fund,   Securities Fund,   Securities Fund,   Morgan Stanley
            Class A        Class A adjusted       Class Y          REIT Index
            -------        ----------------       -------          ----------

1995        $10,000              $9,550           $10,000           $10,000
1995        $10,519             $10,046           $10,519           $10,411
1996        $12,431             $11,871           $12,469           $12,313
1997        $17,002             $16,237           $17,091           $17,347
1998        $14,890             $14,220           $15,009           $14,868

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                SINCE
                                              1 YEAR    3 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                                      -12.42%    12.28%       12.27%
--------------------------------------------------------------------------------
Class A adjusted                             -16.39%    10.57%       10.56%
--------------------------------------------------------------------------------
Class B                                      -13.04%    11.37%       11.36%
--------------------------------------------------------------------------------
Class B adjusted                             -17.10%    10.29%       10.28%
--------------------------------------------------------------------------------
Class Y                                      -12.18%    12.58%       13.30%
--------------------------------------------------------------------------------
Morgan Stanley REIT                          -14.29%    12.61%       12.98%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A and B shares is 9/29/95, and the inception date for the class Y shares is 6/30/95. The performance reflected in the graph begins on 6/30/95 which links class A shares with the performance of class Y shares after its inception on 6/30/95, not adjusted for fees and expenses. The performance reflected in the table for class A and B shares begins on 9/29/95, performance reflected for class Y shares begins on 6/30/95.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           93       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

SECTOR FUNDS
TECHNOLOGY


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY
     IN TECHNOLOGY-RELATED EQUITY SECURITIES

In trying times for technology stocks, particularly smaller-cap issues, the Technology Fund earned a total return of -16.69% for the fiscal year ended September 30, 1998.
   Small-cap stocks, the focus of this fund, were out of favor for much of the year, particularly from April 1998, forward. In addition, investors in technology stocks generally rewarded a limited group of premier, large-cap technology stocks and few others. The situation became so drastic that valuations in some top technology names were wildly out of sync with historical norms.
   Within the fund, some of the biggest companies we held, namely America Online, BMC Software and Cisco Systems, were our top performers. Investors showed a preference for market leaders, such as these technology firms. We shifted money out of a number of software companies during the year and put increased focus on hardware and semiconductor companies.
   The year ahead is likely to hold continued volatility for technology stocks. Valuations of a wide range of successful smaller companies that lost ground in the recent market turmoil are quite attractive. Even as stock prices declined, most companies in the portfolio remained fundamentally strong, with encouraging prospects for the future. That creates an attractive long-term outlook for investors in the fund.


VALUE OF A $10,000 INVESTMENT

                              [PLOT POINTS CHART]

           First American     First American     First American
          Technology Fund,   Technology Fund,   Technology Fund,   Russell 2000
              Class A        Class A adjusted       Class Y           Index
              -------        ----------------       -------           -----

1994          $10,000             $9,550            $10,000          $10,000
1994          $11,572            $11,051            $11,584          $10,217
1995          $19,235            $18,370            $19,255          $12,603
1996          $22,813            $21,786            $22,885          $14,260
1997          $26,853            $25,645            $26,993          $18,993
1998          $22,371            $21,365            $22,563          $15,381

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                  SINCE
                                              1 YEAR    3 YEAR      INCEPTION
--------------------------------------------------------------------------------
Class A                                      -16.69%     5.16%         18.75%
--------------------------------------------------------------------------------
Class A adjusted                             -20.43%     3.56%         17.54%
--------------------------------------------------------------------------------
Class B                                      -17.21%     4.43%         20.04%
--------------------------------------------------------------------------------
Class B adjusted                             -21.03%     3.40%         19.77%
--------------------------------------------------------------------------------
Class Y                                      -16.41%     5.42%         18.95%
--------------------------------------------------------------------------------
Russell 2000                                 -19.02%     6.87%         10.24%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the class A and Y shares is 4/4/94, and the inception date for the class B shares is 8/15/94. The performance reflected in the graph begins on 4/30/94. The performance reflected in the table for class A and Y shares begins on 4/4/94, and performance for class B shares begins on 8/15/94.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                           94       '98 ANNUAL REPORT       FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS
Health Sciences Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 87.3%
CHEMICALS - 3.1%
Monsanto                                           13,500         $       761
                                                                  -----------

DRUGS - 6.8%
Avecor Cardiovascular*                             10,000                  95
Nanogen*                                           45,000                 165
Pfizer                                             10,000               1,059
Protein Design Laboratories*                       15,000                 360
                                                                  -----------
                                                                        1,679
                                                                  -----------

HEALTH & ALLIED SERVICES - 16.7%
Curative Technologies*                             20,000                 612
Genesis Health Ventures*                           29,200                 358
Health Management Associates, Cl A                 54,000                 986
Integrated Health Services                         25,000                 420
Medpartners*                                      102,500                 333
Quorum Health Group*                               50,000                 813
United Healthcare                                  17,000                 595
                                                                  -----------
                                                                        4,117
                                                                  -----------

MEDICAL DEVICES - 6.7%
Arrow International                                15,000                 418
Medtronic                                           5,600                 324
Micro Therapeutics*                                50,000                 372
Nitinol Medical Technologies*                       9,800                  42
Novoste*                                           10,000                 129
Perclose*                                          22,000                 363
                                                                  -----------
                                                                        1,648
                                                                  -----------

MEDICAL PRODUCTS & SERVICES - 16.7%
American Oncology Resources*                       34,000                 344
ATS Medical*                                       83,475                 490
Boston Biomedical*                                 35,000                  88
Boston Scientific*                                 18,000                 925
Columbia/HCA Healthcare                            25,000                 502
Cyberonics*                                        26,900                 161
Heska*                                             46,000                 259
Lifecore Biomedical*                               58,000                 435
Photoelectron*                                     43,000                 172
Ventana Medical Systems*                           41,400                 745
                                                                  -----------
                                                                        4,121
                                                                  -----------
MISCELLANEOUS BUSINESS - 1.9%
HBO & Company                                      15,932                 460
                                                                  -----------

PHARMACEUTICAL - 24.4%
Algos Pharmaceuticals*                             25,000                 578
Biochem Pharmaceuticals*                           30,000                 551
Celgene*                                           30,000                 294
Centocor*                                          23,000                 911
Chirex*                                            35,000                 418
Elan, ADR*                                         19,000               1,369
Guilford Pharmaceuticals*                          11,000                 154
King Pharmaceuticals*                              26,700                 367
Sepracor*                                          21,100               1,387
                                                                  -----------
                                                                        6,029
                                                                  -----------
REAL ESTATE - 11.0%
Healthcare Realty Trust                            37,300                 951
National Health Investors                          26,600                 825
Nationwide Health Properties                       41,400                 932
                                                                  -----------
                                                                        2,708
                                                                  -----------
TOTAL COMMON STOCKS
    (Cost $21,374)                                                     21,523
                                                                  -----------


Health Sciences Fund (concluded)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 8.6%
First American Prime
    Obligations Fund (A)                        2,116,252         $     2,116
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $2,116)                                                       2,116
                                                                  -----------

TOTAL INVESTMENTS - 95.9%
    (Cost $23,490)                                                     23,639
                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET - 4.1% (B)                            1,000
                                                                  -----------

NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 2,802,344 outstanding shares                               21,773
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 258,086 outstanding shares                                  2,823
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 84,317 outstanding shares                                     832
Undistributed net investment income                                         9
Accumulated net realized loss on investments                             (947)
Net unrealized appreciation of investments                                149

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $    24,639
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $      7.84
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $      7.82

Maximum sales charge of 4.50% (1)                                        0.37
                                                                  -----------

Offering price per share--Class A                                 $      8.19
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $      7.65
                                                                  -----------

* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $     6,831
        Payable upon return of securities on loan                 $    (6,831)

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                  95     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Real Estate Securities Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 93.1%

REAL ESTATE INVESTMENT TRUSTS - 93.1%

DIVERSIFIED - 11.5%
Amb Property                                       55,000         $     1,420
Colonial Properties Trust                          50,700               1,435
Crescent Operating*                                 2,500                  17
Crescent Real Estate Equities                      68,000               1,717
Glenborough Realty Trust                           53,000               1,126
Reckson Service Industries*                        12,000                  28
Vornado Realty Trust                               47,000               1,557
                                                                  -----------
                                                                        7,300
                                                                  -----------

HEALTH CARE FACILITIES - 2.3%
Health Care                                        30,000                 799
HRPT Properties Trust                              40,000                 645
                                                                  -----------
                                                                        1,444
                                                                  -----------

HOTELS - 9.0%
Felcor Lodging Trust                               42,000               1,021
Hospitality Properties Trust                       41,000               1,220
Innkeepers USA Trust                               60,000                 712
LaSalle Hotel Properties                           28,300                 368
Patriot American Hospitality                       65,000                 829
Starwood Lodging                                   51,200               1,562
                                                                  -----------
                                                                        5,712
                                                                  -----------

OFFICE/INDUSTRIAL - 27.7%
Arden Realty Group                                 50,000               1,116
Beacon Capital Partnership* (A)                    33,750                 675
Bedford Property Investors                         34,000                 612
Boston Properties                                  32,000                 912
Brandywine Realty Trust                            35,000                 669
Cabot Industrial Trust                             55,000               1,162
Duke Realty Investments                            38,000                 881
Equity Office Properties Trust                    130,000               3,185
Great Lakes Real Estate                            45,000                 748
Liberty Property Trust                             53,600               1,276
Mack Cali Realty                                   40,000               1,200
Prologis Trust                                     48,000               1,086
Reckson Associates                                 25,000                 587
SL Green Realty                                    35,000                 735
Spieker Properties                                 45,000               1,654
Weeks                                              35,000               1,046
                                                                  -----------
                                                                       17,544
                                                                  -----------

RESIDENTIAL - 16.0%
Apartment Investment & Management                  32,000               1,208
Archstone Community Trust                          85,000               1,732
Avalon Bay Communities                             20,000                 681
Chateau Communities                                32,000                 894
Equity Residential Properties Trust                40,000               1,687
Gables Residential Trust                           35,000                 938
Home Properties of New York                        32,000                 840
Merry Land & Investment                            55,000               1,231
Post Properties                                    22,100                 852
Wellsford Real Properties*                          6,100                  57
                                                                  -----------
                                                                       10,120
                                                                  -----------


Real Estate Securities Fund (continued)
DESCRIPTION                              SHARES/PAR (000)         VALUE (000)
-----------------------------------------------------------------------------
RETAIL - 18.3%
Bradley Real Estate                                50,000         $     1,050
CBL & Associates Properties                        44,000               1,133
Chelsea GCA Realty                                 30,000               1,028
Excel Legacy Corp*                                 27,100                  79
Federal Realty Investment Trust                    55,000               1,244
JDN Realty                                         30,000                 690
Macerich                                           25,000                 672
Mills                                              42,000                 977
New Plan Excel Realty Trust                        54,000               1,259
Pennsylvania                                       50,000               1,025
Simon Property Group                               70,000               2,082
Taubman Centers                                    26,000                 364
                                                                  -----------
                                                                       11,603
                                                                  -----------

SPECIALTY REAL ESTATE - 8.3%
Alexandria Real Estate Equities                    30,000                 814
Capital Automotive                                 65,000                 760
CCA Prison Realty Trust                            18,000                 324
Correctional Properties Trust                      14,700                 263
Fortress Investment* (A)                           35,000                 630
Golf Trust of America                              24,100                 717
Storage Trust                                      27,600                 649
Storage USA                                        31,000               1,073
                                                                  -----------
                                                                        5,230
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $61,628)                                                     58,953
                                                                  -----------

PREFERRED STOCKS - 1.0%
Bradley, Series A                                  16,338                 380
Walden Residential Properties                      10,000                 234
                                                                  -----------

TOTAL PREFERRED STOCKS
    (Cost $527)                                                           614
                                                                  -----------

CONVERTIBLE BOND - 1.4%
Avatar Holdings, 31.4465 shares
    7.000%, 04/01/05                          $     1,000                 901
                                                                  -----------

TOTAL CONVERTIBLE BOND
    (Cost $1,011)                                                         901
                                                                  -----------

WARRANTS - 0.0%

Walden Residential Properties*                     10,000                  10
                                                                  -----------

TOTAL WARRANTS
    (Cost $12)                                                             10
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 3.3%

First American Prime
    Obligations Fund (B)                        2,100,292               2,100
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $2,100)                                                       2,100
                                                                  -----------

TOTAL INVESTMENTS - 98.8%
    (Cost $65,278)                                                     62,578
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - 1.2% (C)                              750
                                                                  -----------


                                  96     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS
Real Estate Securities Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 4,778,873 outstanding shares                          $    61,593
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 166,504 outstanding shares                                  2,170
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 250,558 outstanding shares                                  3,268
Distribution in excess of net investment income                          (232)
Accumulated net realized loss on investments                             (771)
Net unrealized depreciation of investments                             (2,700)

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $    63,328
                                                                  -----------

Net asset value, offering price, and redemption
   price per share--Class Y                                       $     12.19
                                                                  -----------

Net asset value and redemption price
   per share--Class A                                             $     12.17

Maximum sales charge of 4.50% (1)                                        0.57
                                                                  -----------

Offering price per share--Class A                                 $     12.74
                                                                  -----------

Net asset value and offering price
   per share--Class B (2)                                         $     12.08
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $     8,445
        Payable upon return of securities on loan                 $    (8,445)

Cl--Class

The accompanying notes are an integral part of the financial statements.


Technology Fund
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 98.8%
BANKS - 0.3%
Telebanc Financial Group*                          20,000         $       322
                                                                  -----------

COMMUNICATIONS EQUIPMENT - 18.9%
Ascend Communications*                            100,000               4,550
General Instrument*                               120,000               2,595
Nokia, ADR                                         70,000               5,491
Novatel*                                          175,000                 612
Orckit Communications*                            100,000               1,300
Pairgain Technologies*                             50,000                 406
Tekelec*                                          120,000               1,830
Tellabs*                                           85,000               3,384
Uniphase*                                          30,000               1,230
Viasat*                                            75,000                 619
                                                                  -----------
                                                                       22,017
                                                                  -----------

COMPUTER COMMUNICATIONS
EQUIPMENT - 14.4%
3Com*                                             100,000               3,006
Cisco Systems*                                     82,500               5,100
Concord Communications*                            70,000               2,782
Entrust Technologies*                              66,700                 988
Micromuse*                                         75,000               1,341
Networks Associates*                               69,150               2,455
Visual Networks*                                   40,000               1,090
                                                                  -----------
                                                                       16,762
                                                                  -----------

COMPUTERS & SERVICES - 13.7%
Compaq Computer                                   100,000               3,162
Electronic Data Systems                           100,000               3,319
Seagate Technology*                               130,000               3,258
Sun Microsystems*                                 125,000               6,226
                                                                  -----------
                                                                       15,965
                                                                  -----------

FINANCIAL SERVICES - 0.4%
Knight/Trimark Group, Cl A*                        51,000                 421
                                                                  -----------

MISCELLANEOUS BUSINESS SERVICES - 3.3%
America Online                                     12,000               1,335
CSG Systems International*                          5,000                 221
Giga Information Group*                            35,000                 140
ISS Group*                                         50,000               1,594
VDI Media*                                         60,000                 532
                                                                  -----------
                                                                        3,822
                                                                  -----------

SEMI-CONDUCTORS/INSTRUMENTS - 11.3%
American Xtal Technology*                          35,000                 289
Atmi*                                              40,000                 555
Linear Technology                                  30,000               1,500
Maxim Integrated Products*                         45,000               1,254
Micron Technology*                                 90,000               2,739
Mips Technologies*                                 81,500               1,620


                                  97     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS          SEPTEMBER 30, 1998

Techology Fund (continued)
DESCRIPTION                                        SHARES         VALUE (000)
-----------------------------------------------------------------------------
Pericom Semiconductor*                            120,000         $       615
PMC-Sierra*                                        36,000               1,147
Transwitch*                                        50,000                 747
Xilinx*                                            75,000               2,625
                                                                  -----------
                                                                       13,091
                                                                  -----------

SERVICES-PREPACKAGED SOFTWARE - 17.0%
Electronic Arts*                                   60,000               2,632
HNC Software*                                      40,000               1,625
Intelligroup*                                     115,000               1,955
Legato Systems*                                    60,000               3,083
Mechanical Dynamics*                               40,000                 290
Meta Group*                                        60,000               1,961
Microsoft*                                         20,000               2,201
Peoplesoft*                                        95,000               3,099
Sapient*                                           85,000               2,901
                                                                  -----------
                                                                       19,747
                                                                  -----------

SOFTWARE - 18.5%
Bea Systems*                                       90,000               1,946
BMC Software*                                      60,000               3,604
Cadence Design Systems*                            60,000               1,534
Cats Software*                                    250,000               1,156
Clarus Corp*                                      175,000                 618
Engineering Animation*                             33,000               1,576
Hyperion Solutions*                                75,000               1,627
Information Advantage*                            145,000                 671
Information Management Associates*                 77,000                 568
Information Management Resources*                  60,000               1,485
J.D. Edwards & Company*                            80,000               3,840
Manhattan Associates*                               2,900                  38
Seer Technologies*                                 76,000                  57
Softworks*                                        200,000               1,000
Symix Systems*                                     95,000               1,734
                                                                  -----------
                                                                       21,454
                                                                  -----------

TELEPHONES & TELECOMMUNICATION - 1.0%
Amdocs Ltd.*                                      100,000               1,131
Global Crossing*                                    5,000                 104
                                                                  -----------
                                                                        1,235
                                                                  -----------

TOTAL COMMON STOCKS
    (Cost $102,315)                                                   114,836
                                                                  -----------

WARRANTS - 0.1%
Optisystems Warrants*                             100,000                 119
                                                                  -----------

TOTAL WARRANTS
    (Cost $71)                                                            119
                                                                  -----------

RELATED PARTY MONEY MARKET FUND - 3.4%
First American Prime
    Obligations Fund (A)                        3,907,844               3,908
                                                                  -----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $3,908)                                                       3,908
                                                                  -----------

TOTAL INVESTMENTS - 102.3%
    (Cost $106,294)                                                   118,863
                                                                  -----------

OTHER ASSETS AND LIABILITIES, NET - (2.3%) (B)                         (2,676)
                                                                  -----------


Techology Fund (concluded)
DESCRIPTION                                                       VALUE (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class Y
   ($.0001 par value--2 billion authorized)
   based on 6,418,481 outstanding shares                          $    85,127
Portfolio Capital--Class A
   ($.0001 par value--2 billion authorized)
   based on 493,718 outstanding shares                                  7,141
Portfolio Capital--Class B
   ($.0001 par value--2 billion authorized)
   based on 500,342 outstanding shares                                  8,074
Accumulated net investment loss                                            (1)
Accumulated net realized gain on investments                            3,277
Net unrealized appreciation of investments                             12,569

                                                                  -----------
TOTAL NET ASSETS - 100.0%                                         $   116,187
                                                                  -----------
Net asset value, offering price, and redemption
   price per share--Class Y                                       $     15.73
                                                                  -----------
Net asset value and redemption price
   per share--Class A                                             $     15.60
Maximum sales charge of 4.50% (1)                                        0.74
                                                                  -----------
Offering price per share--Class A                                 $     16.34
                                                                  -----------
Net asset value and offering price
   per share--Class B (2)                                         $     14.99
                                                                  -----------


* Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%.

(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See the notes to the financial statements.

(B) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
        Cash collateral received for securities on loan           $    49,884
        Payable upon return of securities on loan                 $   (49,884)

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.



                                  98     '98 ANNUAL REPORT  FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998  IN THOUSANDS


                                                                    SECTOR FUNDS

                                                    HEALTH SCIENCES         REAL ESTATE       TECHNOLOGY
                                                               FUND     SECURITIES FUND             FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                   $    172+          $     257+        $    543+
Dividends                                                       269               3,493              219
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         441               3,750              762
========================================================================================================
EXPENSES:
Investment advisory fees                                        263                 448            1,023
Less: Waiver of investment advisory fees                        (20)                (80)              (6)
Administrator fees                                               42                  71              161
Transfer agent fees                                              37                  41               73
Amortization of organizational costs                             --                   2                2
Custodian fees                                                   11                  19               44
Directors' fees                                                   1                   1                2
Registration fees                                                --                   4                2
Professional fees                                                 1                   2                5
Printing                                                          2                   3                6
Distribution fees - Class A                                       5                   6               25
Distribution fees - Class B                                       7                  35               85
Other                                                             1                   1                3
--------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                              350                 553            1,425
========================================================================================================
Investment income (loss) - net                                   91               3,197             (663)
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                        (247)               (155)           6,144
Net change in unrealized depreciation of investments         (8,895)            (11,911)         (30,511)
--------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                      (9,142)            (12,066)         (24,367)
========================================================================================================
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                           $ (9,051)          $  (8,869)        $(25,030)
========================================================================================================

+Includes income from securities lending program. See the Notes to the Financial Statements for additional information.



The accompanying notes are an integral part of the financial statements.

                             99    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS  IN THOUSANDS


                                                                                         HEALTH
                                                                                  SCIENCES FUND
-----------------------------------------------------------------------------------------------
                                                                          10/1/97      10/1/96
                                                                               to           to
                                                                          9/30/98      9/30/97
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                          $      91       $    15
Net realized gain (loss) on investments                                      (247)        4,727
Net change in unrealized appreciation (depreciation) of investments        (8,895)        4,407
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (9,051)        9,149
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM :
Investment income - net:
  Class Y                                                                     (82)          (34)
  Class A                                                                      (1)           --
  Class B                                                                      --            --
Net realized gain on investments:
  Class Y                                                                  (5,049)         (128)
  Class A                                                                    (287)           (5)
  Class B                                                                     (74)           (3)
Tax return of capital:
  Class Y                                                                      --            --
  Class A                                                                      --            --
  Class B                                                                      --            --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        (5,493)         (170)
===============================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                       6,410         2,588
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                 --        26,179
  Reinvestment of distributions                                               592            38
  Payments for redemptions                                                (12,987)       (8,779)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                (5,985)       20,026
-----------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                       2,193           471
  Reinvestment of distributions                                                99             6
  Payments for redemptions                                                   (146)         (414)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                                               2,146            63
-----------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                         405           247
  Reinvestment of distributions                                                74             3
  Payments for redemptions                                                    (65)         (105)
-----------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                              414           145
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (3,425)       20,234
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   (17,969)       29,213
NET ASSETS AT BEGINNING OF PERIOD                                          42,608        13,395
===============================================================================================
NET ASSETS AT END OF PERIOD (2)                                         $  24,639       $42,608
===============================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                             600           253
    Shares issued in connection with the acquisition
     of Common Trust Fund Assets                                               --         2,753
    Shares issued in lieu of cash distributions                                61             4
    Shares redeemed                                                        (1,273)         (860)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                 (612)        2,150
===============================================================================================
  Class A:
    Shares issued                                                             193            45
    Shares issued in lieu of cash distributions                                10             1
    Shares redeemed                                                           (15)          (40)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                  188             6
===============================================================================================
  Class B:
    Shares issued                                                              40            24
    Shares issued in lieu of cash distributions                                 8            --
    Shares redeemed                                                            (7)          (10)
-----------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                   41            14
===============================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                  (383)        2,170
===============================================================================================


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                      REAL ESTATE                   TECHNOLOGY
                                                                                  SECURITIES FUND                         FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            10/1/97       10/1/96          10/1/97     10/1/96
                                                                                 to            to               to          to
                                                                            9/30/98       9/30/97          9/30/98     9/30/97
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                           $    3,197       $ 1,396      $      (663)  $    (583)
Net realized gain (loss) on investments                                        (155)          822            6,144       9,979
Net change in unrealized appreciation (depreciation) of investments         (11,911)        7,510          (30,511)     15,172
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (8,869)        9,728          (25,030)     24,568
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM :
Investment income - net:
  Class Y                                                                    (3,266)(A)    (1,132)              --          --
  Class A                                                                      (113)(A)       (46)              --          --
  Class B                                                                      (150)(A)       (52)              --          --
Net realized gain on investments:
  Class Y                                                                    (1,126)         (433)          (8,701)     (6,933)
  Class A                                                                       (52)          (21)            (492)       (379)
  Class B                                                                       (78)          (32)            (562)       (555)
Tax return of capital:
  Class Y                                                                       (17)           (9)              --          --
  Class A                                                                        (1)         --                 --          --
  Class B                                                                        (1)           (1)              --          --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          (4,804)       (1,726)          (9,755)     (7,867)
================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class Y
  Proceeds from sales                                                        46,805        18,012           48,376      51,459
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                                   --            --               --      67,009
  Reinvestment of distributions                                                 954            79            1,656       1,962
  Payments for redemptions                                                  (17,466)       (2,773)         (66,206)    (51,305)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  30,293        15,318          (16,174)     69,125
--------------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from sales                                                           990         1,850          129,853      82,163
  Reinvestment of distributions                                                 137            51              341         354
  Payments for redemptions                                                     (753)         (306)        (126,833)    (82,711)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                                                   374         1,595            3,361        (194)
--------------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                           820         2,731            1,974       3,349
  Reinvestment of distributions                                                 205            76              551         550
  Payments for redemptions                                                     (615)         (182)          (1,426)     (1,127)
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                                410         2,625            1,099       2,772
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            31,077        19,538          (11,714)     71,703
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      17,404        27,540          (46,499)     88,404
NET ASSETS AT BEGINNING OF PERIOD                                            45,924        18,384          162,686      74,282
================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                          $   63,328       $45,924      $   116,187   $ 162,686
================================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Class Y
    Shares issued                                                             3,327         1,356            2,692       3,046
    Shares issued in connection with the acquisition
     of Common Trust Fund Assets                                                 --            --               --       3,862
    Shares issued in lieu of cash distributions                                  69             6              107         116
    Shares redeemed                                                          (1,318)         (213)          (3,708)     (3,046)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS Y TRANSACTIONS                                                  2,078         1,149             (909)      3,978
================================================================================================================================
  Class A:
    Shares issued                                                                71           140            7,345       4,834
    Shares issued in lieu of cash distributions                                  10             4               22          21
    Shares redeemed                                                             (55)          (23)          (7,148)     (4,829)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS A TRANSACTIONS                                                     26           121              219          26
================================================================================================================================
  Class B:
    Shares issued                                                                59           208              114         209
    Shares issued in lieu of cash distributions                                  15             6               37          33
    Shares redeemed                                                             (46)          (14)             (83)        (69)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL CLASS B TRANSACTIONS                                                     28           200               68         173
================================================================================================================================
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                   2,132         1,470             (622)      4,177
================================================================================================================================

(2)Includes undistributed net investment income (excess of distributions) of $9 and $1 for Health Sciences Fund, $(232) and $0 for Real Estate Securities Fund and accumulated net investment loss of $(1) and $(4) for Technology Fund at September 30, 1998 and September 30, 1997, respectively.
(A)Includes a distribution in excess of net investment income.


                            100    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

SECTOR FUNDS





                (This page has been left blank intentionally.)






                            101    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR THE PERIOD ENDED SEPTEMBER 30, 1998
                      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                             REALIZED AND
                 NET ASSET                     UNREALIZED      DIVIDENDS                        DISTRIBUTIONS
                     VALUE            NET        GAINS OR       FROM NET       DISTRIBUTIONS             FROM
                 BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT                FROM        RETURN OF
                 OF PERIOD         INCOME     INVESTMENTS         INCOME       CAPITAL GAINS          CAPITAL
-------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Class Y
 1998           $  12.08       $  0.03         $ (2.78)       $ (0.03)         $  (1.46)(B)            --
 1997               9.87         (0.01)           2.33          (0.01)            (0.10)               --
 1996(1)           10.00          0.03           (0.15)         (0.01)               --                --
Class A
 1998           $  12.05       $  0.01         $ (2.78)       $    --          $  (1.46)(B)            --
 1997               9.86         (0.01)           2.30             --             (0.10)               --
 1996(1)           10.00          0.01           (0.14)         (0.01)               --                --
Class B
 1998           $  11.90       $ (0.02)        $ (2.77)       $    --          $  (1.46)(B)            --
 1997               9.81         (0.01)           2.20             --             (0.10)               --
 1996(1)           10.00         (0.02)          (0.16)         (0.01)               --                --
-------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class Y
 1998           $  14.99       $  0.67         $ (2.40)       $ (0.74)         $  (0.33)          $    --
 1997              11.53          0.74            3.43          (0.67)            (0.03)            (0.01)
 1996              10.37          0.57            1.29          (0.53)               --             (0.17)
 1995(2)           10.00          0.13            0.39          (0.11)               --             (0.04)
Class A
 1998           $  14.97       $  0.63         $ (2.40)       $ (0.70)         $  (0.33)          $    --
 1997              11.52          0.72            3.42          (0.65)            (0.03)            (0.01)
 1996              10.38          0.52            1.30          (0.51)               --             (0.17)
 1995(3)           10.37            --            0.01             --                --                --
Class B
 1998           $  14.86       $  0.52         $ (2.37)       $ (0.60)         $  (0.33)          $    --
 1997              11.46          0.63            3.38          (0.57)            (0.03)            (0.01)
 1996              10.37          0.44            1.27          (0.45)               --             (0.17)
 1995(3)           10.37            --              --             --                --                --
-------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Class Y
 1998           $  20.29       $ (0.08)        $ (3.27)       $    --          $  (1.21)               --
 1997              19.29         (0.06)           3.12             --             (2.06)               --
 1996              18.24         (0.04)           2.98             --             (1.89)               --
 1995              11.19         (0.03)           7.31             --             (0.23)               --
 1994(4)           10.00         (0.01)           1.20             --                --                --
Class A
 1998           $  20.20       $ (0.13)        $ (3.26)       $    --          $  (1.21)               --
 1997              19.25         (0.11)           3.12             --             (2.06)               --
 1996              18.24         (0.05)           2.95             --             (1.89)               --
 1995              11.19         (0.03)           7.31             --             (0.23)               --
 1994(4)           10.00         (0.01)           1.20             --                --                --
Class B
 1998           $  19.58       $ (0.24)        $ (3.14)       $    --          $  (1.21)               --
 1997              18.85         (0.20)           2.99             --             (2.06)               --
 1996              18.02         (0.14)           2.86             --             (1.89)               --
 1995              11.17         (0.04)           7.12             --             (0.23)               --
 1994(5)            9.85         (0.02)           1.34             --                --                --
-------------------------------------------------------------------------------------------------------------



 + Returns are for the period indicated and have not been annualized.
(A)Excluding sales charges.
(B)Includes distributions in excess of net investment income.
(1)Commenced operations on January 31, 1996. All ratios for the period have been annualized.
(2)Commenced operations on June 30, 1995. All ratios for the period have been annualized.
(3)Class A and Class B shares have been offered since September 29, 1995. All ratios for the period have been annualized.
(4)Commenced operations April 4, 1994. All ratios for the period have been annualized.
(5)Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.

                            102    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

                                                                                          RATIO OF
                                                                       RATIO OF NET    EXPENSES TO
       NET ASSET                                          RATIO OF       INVESTMENT        AVERAGE
           VALUE                        NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
          END OF            TOTAL           END OF         AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
          PERIOD       RETURN (A)     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------------

       $  7.84          (25.10)%       $ 21,977           0.90%            0.27%           0.95%          45%
         12.08           23.89           41,243           0.90             0.06            1.04           54
          9.87           (1.20)+         12,485           0.90             0.43            1.87           19

       $  7.82          (25.24)%       $  2,017           1.15%            0.04%           1.20%          45%
         12.05           23.60              849           1.15            (0.20)           1.29           54
          9.86           (1.32)+            629           1.15             0.18            2.12           19

       $  7.65          (25.80)%       $    645           1.90%           (0.73)%          1.95%          45%
         11.90           22.69              516           1.90            (0.94)           2.04           54
          9.81           (1.86)+            281           1.90            (0.61)           2.87           19
---------------------------------------------------------------------------------------------------------------


       $ 12.19          (12.18)%       $ 58,275           0.80%            5.06%           0.93%          36%
         14.99           37.07           40,501           0.80             4.57            1.05           14
         11.53           18.53           17,895           0.80             5.13            1.51            8
         10.37            5.19+           5,756           0.80             6.01            2.34            0

       $ 12.17          (12.42)%       $  2,027           1.05%            4.71%           1.18%          36%
         14.97           36.77            2,105           1.05             4.46            1.30           14
         11.52           18.17              226           1.05             4.36            1.76            8
         10.38            0.00+               1           1.05             0.00            2.59            0

       $ 12.08          (13.04)%       $  3,026           1.80%            3.98%           1.93%          36%
         14.86           35.77            3,318           1.80             3.61            2.00           14
         11.46           17.00              263           1.80             4.29            2.51            8
         10.37            0.00+               1           1.80             0.00            3.34            0
---------------------------------------------------------------------------------------------------------------


       $ 15.73          (16.41)%       $100,985           0.90%           (0.38)%          0.90%         124%
         20.29           17.95          148,659           0.90            (0.41)           0.92          150
         19.29           18.85           64,602           0.90            (0.60)           1.01          119
         18.24           66.22           29,272           0.88            (0.35)           1.30           74
         11.19           11.90+           6,491           0.80            (0.21)           3.12           43

       $ 15.60          (16.69)%       $  7,703           1.15%           (0.60)%          1.15%         124%
         20.20           17.71            5,564           1.15            (0.59)           1.17          150
         19.25           18.60            4,799           1.15            (0.85)           1.26          119
         18.24           66.22            1,464           1.13            (0.61)           1.55           74
         11.19           11.90+              61           0.80            (0.21)           3.37           43

       $ 14.99          (17.21)%       $  7,499           1.90%           (1.38)%          1.90%         124%
         19.58           16.82            8,463           1.90            (1.41)           1.92          150
         18.85           17.75            4,881           1.90            (1.60)           2.01          119
         18.02           64.52            2,031           1.88            (1.41)           2.30           74
         11.17           13.40+               2           1.80            (1.44)           4.12           43
---------------------------------------------------------------------------------------------------------------



                            103    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

1  ORGANIZATION
       The First American Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund (formerly Stock Fund), Large Cap Growth Fund (formerly Diversified Growth Fund), Mid Cap Growth Fund, Mid Cap Value Fund (formerly Special Equity Fund), Regional Equity Fund, Small Cap Value Fund, Small Cap Growth Fund (formerly Emerging Growth Fund), Micro Cap Value Fund, Emerging Markets Fund, International Fund, International Index Fund, Health Sciences Fund, Real Estate Securities Fund, and Technology Fund (each "Fund" collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. (FAIF). Other funds that are offered by FAIF but are not included in this report are First American Adjustable Rate Mortgage Securities Fund, Limited Term Income Fund, Intermediate Term Income Fund, Intermediate Government Bond Fund, Fixed Income Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund (formerly Minnesota Insured Intermediate Tax Free Fund), Minnesota Tax Free Fund, Tax Free Fund, and Oregon Intermediate Tax Free Fund. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Board of Directors to create additional funds in the future.

       FAIF offers Class A, Class B and Class Y (formerly Class C) shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

       The Funds' prospectuses provides a description of each Fund's investment objectives, policies and strategies. All classes of shares in have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Funds are as follows:

       SECURITY VALUATION - Security valuations for FAIF Fund investments are furnished by an independent pricing service that has been approved by the Board of Directors. Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with


                            104    '98 ANNUAL REPORT FIRST AMERICAN FUNDS
       sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

       SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

       DISTRIBUTIONS TO SHAREHOLDERS - Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Growth and Mid Cap Value Fund declare and pay income dividends monthly. Real Estate Securities Fund, Regional Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Micro Cap Value Fund, International Index Fund, Health Sciences Fund and Technology Fund declare and pay income dividends quarterly.

       A portion of the quarterly distributions of the Real Estate Securities Fund may be a return of capital. Emerging Markets Fund and International Fund declare and pay dividends annually. Any net realized capital gains on sales of securities for a fund are distributed to shareholders at least annually.

       FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required. For federal income tax purposes, required distributions related to realized gains from security transactions are computed as of October 31st.

       The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses, the "market-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.


                            105    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

       On the Statement of Net Assets the following adjustments were made
       (000):



                                ACCUMULATED     UNDISTRIBUTED
                               NET REALIZED    NET INVESTMENT
FUND                            GAIN (LOSS)            INCOME    PAID-IN CAPITAL
------------------------------------------------------------------------------------
      Equity Income                      --                 2                 (2)
      Large Cap Growth                   --                 1                 (1)
      Mid Cap Growth                   (488)            1,686             (1,198)
      Small Cap Growth                    1               196               (197)
      Emerging Markets                   66                66               (132)
      International                  12,199           (12,199)                --
      International Index               170               (49)              (121)
      Real Estate Securities            242                99               (341)
      Technology                       (826)              666                160
------------------------------------------------------------------------------------

       FUTURES TRANSACTIONS - In order to gain exposure to or protect against changes in the market, certain Funds may enter into S&P Stock Index futures contracts and other stock futures contracts.

       Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contracts.

       FOREIGN CURRENCY TRANSLATION - The books and records of the Emerging Markets Fund, International Index Fund and International Fund are maintained in U.S. dollars on the following bases:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

        (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

       The Emerging Markets Fund, International Index Fund and International Fund do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

       The Emerging Markets Fund, International Index Fund and International Fund report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

       FORWARD FOREIGN CURRENCY CONTRACTS - The Emerging Markets Fund, International Fund and International Index Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded as the Emerging Markets Fund, International Fund and International Index Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Emerging Markets Fund, International Index Fund and International Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding


                            106    '98 ANNUAL REPORT FIRST AMERICAN FUNDS
       positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

       EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

       OPTIONS TRANSACTIONS - In order to hedge against market risks certain Funds may write covered call options and purchase put options on stock indices. Options are valued daily based upon the last sales price on the principal exchange on which the option is traded, and the fund records the unrealized gain or loss. A fund will realize a gain or loss upon the expiration or closing of the options contract.

       SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then marked to market daily until the securities are returned.

       USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3  FEES AND EXPENSES

       Pursuant to an investment advisory agreement (the Agreement), U.S. Bank National Association (the Advisor) manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each Fund, other than the International Fund and Emerging Markets Fund, is equal to an annual rate of .70% of the average daily net assets. Marvin & Palmer Associates, Inc., serves as Sub-Advisor to the International Fund and Emerging Markets Fund pursuant to a Sub-Advisory Agreement with the Advisor. The fee for the International Fund and Emerging Markets Fund is equal to an annual rate of 1.25% of average daily net assets.

       Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

       Through a separate contractual agreement, U.S. Bank National Association, an affiliate of the Advisor, serves as the Funds' custodian. In the Statement of Operations, expenses paid indirectly represent a reduction of custodian fees for earning on cash balances.

       SEI Investments Distribution Co. (SIDCO) and SEI Investments Management Corporation, (SIMC) serve as distributor and administrator of the Funds, respectively. Under the distribution plan, each of the Funds pay SIDCO a monthly distribution fee of .25% of


                            107    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
Financial Statements  SEPTEMBER 30, 1998

       each Fund's average daily net assets of the Class A shares and 1.00% of the Class B shares which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. SIMC provides administrative services, including certain accounting, legal and shareholder services, at an annual rate .12% of each Fund's average daily net assets with a minimum annual fee of $50,000 per fund. To the extent that the aggregate net assets of the First American Family of Funds exceed $8 billion, each Fund is reduced to .105% for their relative shares of the excess net assets. The Mid Cap Growth and Emerging Markets Fund are eligible for the $50,000 minimum. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets. Under the agreement SIMC paid U.S. Bank N.A. $1,151,000 in aggregate for the period ended September 30, 1998 for the funds included in this annual report. The fees for each fund for the period were approximately 0.022% of average daily net assets.

       In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

       For the period ended September 30, 1998, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

       DST Systems, Inc. provides transfer agent services for the Funds. Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A Shares and the Class B Shares of the Funds held through accounts at U.S. Bank and its affiliates.


       A Contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Retail Class B. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.




                                   CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLAR
          YEAR SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
          ---------------------------------------------------------

              First                              5.00%
              Second                             5.00%
              Third                              4.00%
              Fourth                             3.00%
              Fifth                              2.00%
              Sixth                              1.00%
              Seventh                            0.00%
              Eighth                             0.00%
          ---------------------------------------------------------


       For the period ended September 30, 1998, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $291,000.

       FORMER PIPER FUND AGREEMENTS - From October 1, 1997 to July 31, 1998 the Small Cap Growth Fund (formerly Piper Small Company Growth Fund), and from October 1, 1997 to August 7, 1998 for Emerging Markets Fund (formerly Emerging Markets Growth Fund), and Mid Cap Growth Fund (formerly Piper Emerging Growth Fund) had an investment management agreement with Piper Capital Management Incorporated


                            108    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

       (Piper Capital) under which Piper Capital managed the Fund's assets and furnished related office facilities, equipment, research and personnel. The agreement required that the Fund pay Piper Capital a monthly fee based on average daily net assets. The fee for the Small Cap Growth Fund and Mid Cap Growth Fund was equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages to 0.50% of net assets in excess of $500 million. Emerging Markets Fund fee was 1.00% of the fund's average daily net assets on the first $500 million in net assets and 0.30% of net assets in excess of $500 million.

       From October 1, 1997 to July 31, 1998 for Small Cap Growth Fund and August 7, 1998 for Emerging Markets Fund and Mid Cap Growth Fund paid distribution and service fees to Piper Jaffray. The fees were accrued daily and paid quarterly at a rate of 0.50% of average daily net assets on Class A shares and 1.00% on Class B shares. A portion of these fees were waived for the period ended July 31, 1998 for Class A shares. The net fees as a percentage of average net assets were 0.34% for Mid Cap Growth and Small Cap Growth Fund, and 0.33% for Emerging Markets Fund.

       Piper Jaffray and Piper Trust Company (Piper Trust) performed various transfer and dividend disbursing agent services for accounts held at the respective company. The fees were paid monthly to Piper Jaffray and Piper Trust for providing these services, were equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. From October 1, 1997 to July 31, 1998 for Small Cap Growth Fund and August 7, 1998 for Emerging Markets Fund and Mid Cap Growth Fund paid $27,000, $13,000, and $117,000 respectively under this agreement.

       Investors Fiduciary Trust Company served as custodian, transfer and dividend disbursing agent and accounting agent for the Small Cap Growth Fund through July 31, 1998 for Emerging Markets Fund and Mid Cap Growth Fund through August 7, 1998.

       Effective August 1, 1998, all FAIF agreements were adopted for the Small Cap Growth Fund. For Emerging Markets Fund and Mid Cap Growth Fund all FAIF agreements were adopted as of August 8, 1998.


                            109    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

4  INVESTMENT SECURITY TRANSACTIONS

       During the period ended September 30, 1998, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):



                                          U.S. GOVERNMENT           OTHER INVESTMENT
                                               SECURITIES                 SECURITIES
----------------------------------------------------------------------------------------
                                       PURCHASES        SALES     PURCHASES       SALES
----------------------------------------------------------------------------------------
       Balanced Fund                     278,949      300,064       295,119     240,379
       Equity Income Fund                     --           --        49,468      71,501
       Equity Index Fund                      --           --       199,639      94,597
       Large Cap Growth Fund                  --           --       290,426     296,501
       Large Cap Value Fund                   --           --     1,060,506     933,570
       Mid Cap Growth Fund                    --           --       136,201     116,279
       Mid Cap Value Fund                     --           --       944,970     828,444
       Micro Cap Value Fund                   --           --        30,218      80,980
       Regional Equity Fund                   --           --        54,879      78,778
       Small Cap Growth Fund                  --           --        43,840      46,469
       Small Cap Value Fund                   --           --        95,498     110,394
       Emerging Markets Fund                  --           --        14,807      13,645
       International Fund                     --           --       455,179     311,181
       International Index Fund               --           --            95      47,753
       Health Sciences Fund                   --           --        15,291      23,195
       Real Estate Securities Fund            --           --        51,376      21,928
       Technology Fund                        --           --       169,485     189,671
----------------------------------------------------------------------------------------

       As of September 30, 1998, the following funds have capital loss carryforwards:




       FUND                        AMOUNT    EXPIRATION DATE
       ------------------------------------------------------
       Small Cap Value             $4,083               2006
       Emerging Markets             4,957          2001-2003
       International                1,373               2003
       Real Estate Securities         771               2006
       ------------------------------------------------------

       The amount for the Real Estate Securities Fund is an estimate because its tax year end is December 31.

       The Small Cap Growth Fund, Emerging Markets Fund and Health Sciences Fund incurred losses in the amount of $2,034,000, $4,081,000 and $1,059,000 from November 1, 1997 to September 30, 1998. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 1999.

       The International Fund's capital loss carryover was acquired from the Piper Pacific- European Growth Fund. The utilization of the capital loss carryover was limited to $178,000 for fiscal 1998 and $1,065,000 for subsequent years pursuant to Section 383 of the Internal Revenue Code.


                            110    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

       At September 30, 1998, the total cost of securities for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1998 is as follows (000):

                                        AGGREGATE GROSS    AGGREGATE GROSS
                                           APPRECIATION       DEPRECIATION             NET
------------------------------------------------------------------------------------------
       Balanced Fund                           $ 58,873        $  (29,212)      $   29,661
       Equity Income Fund                       135,661           (11,436)         124,225
       Equity Index Fund                        372,265           (44,043)         328,222
       Large Cap Growth Fund                    294,576           (49,893)         244,683
       Large Cap Value Fund                     232,041          (140,085)          91,956
       Mid Cap Growth Fund                       72,640           (15,479)          57,161
       Mid Cap Value Fund                        19,903          (208,017)        (188,114)
       Micro Cap Value Fund                      38,422           (27,376)          11,046
       Regional Equity Fund                      68,759           (41,012)          27,747
       Small Cap Growth Fund                     19,721           (20,424)            (703)
       Small Cap Value Fund                      98,797           (75,242)          23,555
       Emerging Markets Fund                        805            (2,241)          (1,436)
       International Fund                        44,489           (16,539)          27,950
       International Index Fund                  26,358           (25,848)             510
       Health Sciences Fund                       4,030            (3,881)             149
       Real Estate Securities Fund                4,013            (6,713)          (2,700)
       Technology Fund                           22,226            (9,657)          12,569
------------------------------------------------------------------------------------------

5  DEFERRED ORGANIZATIONAL COSTS

       Organizational costs have been capitalized by the Funds and are being amortized over 60 months commencing with operations on a straight-line basis.

6  FORWARD FOREIGN CURRENCY CONTRACTS

       The International Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.


                            111    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

       The following forward foreign currency contracts were outstanding at September 30, 1998 for the International Fund.


                           SETTLEMENT      CONTRACTS TO    IN EXCHANGE   NET UNREALIZED/APPRECIATION
                                DATES     DELIVER (000)      FOR (000)          (DEPRECIATION) (000)
       ---------------------------------------------------------------------------------------------
       FOREIGN CURRENCY SALES:
                              10/1/98  IT     2,575,356         $1,551                        $  (5)
                              10/1/98  DM         1,484            884                           (9)
                              10/2/98  DM         2,898          1,729                           (6)
                                                                ------                         -----
                                                                $4,164                        $ (20)
                                                                ------                         -----
       FOREIGN CURRENCY PURCHASES:
                              10/30/98 FF         5,246         $  937                        $   2
                              10/30/98 FF         2,527            450                            1
                                                                ------                         -----
                                                                 1,387                        $   3
                                                                                               -----
       CURRENCY LEGEND
       ---------------
       DM German Mark
       FF French Franc                                                                        $ (17)
       IT Italian Lira                                                                         =====


7  FUTURES CONTRACTS

       The Equity Index Fund's investment in S&P 500 Index futures contracts is designed to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index while reducing transaction costs. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. Unrealized gains or losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains or losses for Federal income tax purposes. At September 30, 1998, open long S&P 500 Index futures contracts were as follows:

                          MARKET VALUE
         NUMBER OF          COVERED BY     SETTLEMENT           UNREALIZED
         CONTRACTS     CONTRACTS (000)          MONTH    GAIN/(LOSS) (000)
       -------------------------------------------------------------------
                71             $18,212        Dec. 98              $  (72)
                50              12,825        Dec. 98                 (51)
                 3                 769        Dec. 98                 (20)
                 2                 513        Dec. 98                 (19)
                 3                 769        Dec. 98                 (18)
                 1                 257        Dec. 98                  (9)
                 1                 257        Dec. 98                  (6)
       -------------------------------------------------------------------
                                                                 $   (195)
       -------------------------------------------------------------------

8  OPTIONS TRANSACTIONS

       The Mid Cap Value Fund wrote covered call options and pur chased put options during the period. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. These risks include the risk of imperfect correlation between movements of the index covered by the option and movement in the price of the fund's securities, and the risk of limited liquidity in the event the fund seeks to close out an options position before expiration by entering into an offsetting transaction. These transactions give the holder the right to receive upon exercise of the option a defined


                            112    '98 ANNUAL REPORT FIRST AMERICAN FUNDS
       amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Written options activity for Mid Cap Value Fund for the year ended September 30, 1998 is as follows:

                                         CALL OPTIONS (000)
                                     ---------------------------
                                       NUMBER OF       AMOUNT OF
                                         OPTIONS        PREMIUMS
       ---------------------------------------------------------
       Options outstanding at
        September 30, 1997                   --       $      --
       Options written                   17,300       $  68,547
       Options expired or closed        (17,300)      $ (68,547)
                                     ---------------------------
       Options outstanding at
        September 30, 1998                  --       $      --
       ---------------------------------------------------------

       The fund realized losses of approximately $1,969,000 on written options during the period. The fund also realized gains of $4,950,000 on options purchased during the period.


9  SECURITIES LENDING TRANSACTIONS

       In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 1998, the collateral purchased with cash received and held at September 30, 1998 with respect to such loans, and income generated during the period from the program were as follows
       (000):

                                  MARKET VALUE OF            INCOME RECEIVED
       FUND                     LOANED SECURITIES    FROM SECURITIES LENDING
       ---------------------------------------------------------------------
      Balanced                           $188,327                       $147
      Equity Income                        83,019                         73
      Equity Index                        422,648                        259
      Large Cap Growth                    265,325                        190
      Large Cap Value                     416,826                        301
      Mid Cap Value                        96,337                        353
      Micro Cap Value                       8,952                         77
      Regional Equity                      15,065                         59
      Small Cap Growth                     28,423                         15
      Small Cap Value                      23,836                        132
      Health Sciences                       6,580                         15
      Real Estate Securities                8,135                         26
      Technology                           48,047                         67
       ---------------------------------------------------------------------

                            113    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998


                              MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                             ----------------------------------------------------------
                                                              OTHER FIXED
                               REPURCHASE     MONEY MARKET         INCOME
       FUND                    AGREEMENTS      INSTRUMENTS     SECURITIES         TOTAL
       --------------------------------------------------------------------------------
       Balanced                  $157,855             $279        $37,394      $195,528
       Equity Income               69,586              123         16,484        86,193
       Equity Index               354,263              627         83,921       438,811
       Large Cap Growth           222,395              393         52,683       275,471
       Large Cap Value            349,383              618         82,765       432,766
       Mid Cap Value               80,750              142         19,129       100,021
       Micro Cap Value              7,503               13          1,777         9,293
       Regional Equity             12,628               22          2,991        15,641
       Small Cap Growth            23,824               42          5,644        29,510
       Small Cap Value             19,979               35          4,733        24,747
       Health Sciences              5,515               10          1,306         6,831
       Real Estate Securities       6,818               12          1,615         8,445
       Technology                  40,273               71          9,540        49,884
       --------------------------------------------------------------------------------

       U.S. Bank N.A., an affiliate of the advisory, acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the funds. For these services U.S. Bank N.A. received $1,268,000 in aggregate for the year ended September 30, 1998 for the funds included in this annual report.



10  COMMON TRUST FUND CONVERSIONS

       On December 6, 1996, certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds that were involved in the conversion are as follows:


       COMMON TRUST FUND                               FAIF FUND
       -------------------------------------------------------------------------
       First Bank Milwaukee Personal Balanced Fund     Asset Allocation Fund
       First Common Equity - Yield Fund                Equity Income Fund
       First Common Equity Fund                        Large Cap Growth Fund
       First Common Special Equity Fund                Mid Cap Value Fund
       First Common Emerging Growth Fund               Small Cap Growth Fund
       First Common Equity - Health Care Fund          Health Sciences Fund
       First Common Equity - Technology Fund           Technology Fund
       -------------------------------------------------------------------------

       The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Class Y shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

       COMMON TRUST FUND                             ASSETS  NET UNREALIZED GAIN
       -------------------------------------------------------------------------
       First Common Equity Yield Fund          $ 70,993,105         $ 22,378,356
       First Common Equity Fund                 297,403,308          135,858,681
       First Common Special Equity Fund          80,932,553           10,524,327
       First Common Emerging Growth Fund         46,861,111            8,364,231
       First Common Equity - Health Care Fund    26,178,613            4,711,292
       First Common Equity - Technology Fund     67,008,994           15,928,190
       -------------------------------------------------------------------------

       FAIF FUNDS                                NET ASSETS        SHARES ISSUED
       -------------------------------------------------------------------------
       Asset Allocation Fund                   $ 59,749,411            5,655,093
       Equity Income Fund                        73,036,893            5,520,460
       Large Cap Growth Fund                    248,697,158           20,826,561
       Mid Cap Value Fund                       301,197,052            4,323,320
       Small Cap Growth Fund                     74,220,124            3,471,194
       Health Sciences Fund                      12,082,880            2,752,745
       Technology Fund                           69,931,430            3,862,189
      --------------------------------------------------------------------------

                            114    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

       On February 21, 1997 a second common trust conversion took place. Certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

       COMMON TRUST FUND                       FAIF FUND
       -------------------------------------------------------------------------
       First Tier Equity Income Fund           Equity Income Fund
       First Tier Common Stock Fund            Large Cap Value Fund
       -------------------------------------------------------------------------

       The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The number of Class Y shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

       COMMON TRUST FUND                             ASSETS  NET UNREALIZED GAIN
       -------------------------------------------------------------------------
       First Tier Equity Income Fund           $ 76,626,806          $26,423,113
       First Tier Common Stock Fund             177,038,746           77,659,640
       -------------------------------------------------------------------------

       FAIF FUND                                 NET ASSETS        SHARES ISSUED
       -------------------------------------------------------------------------
       Equity Income Fund                      $158,422,856            5,580,976
       Large Cap Value Fund                     768,278,353            7,432,357
       -------------------------------------------------------------------------

       On August 8, 1997 a third conversion took place. Certain Common Trust Funds of the Advisor and its affiliates were converted into FAIF. The Funds involved in the conversion are as follows:

       COMMON TRUST FUND                    ACQUIRING FUND
       -------------------------------------------------------------------------
       US Bancorp Income Equity             Equity Income Fund
       US Bancorp Large Company Growth      Large Cap Growth Fund
       US Bancorp Small Companies Value     Micro Cap Fund
       -------------------------------------------------------------------------

       The assets which consisted of securities, and related receivable were converted on a tax-free basis. The number of shares issued for each Fund and the net assets of each Fund (including net unrealized gain/loss) immediately before the conversion were as follows:

                                                                  NET UNREALIZED
       COMMON TRUST FUND                             ASSETS          GAIN/(LOSS)
       -------------------------------------------------------------------------
       US Bancorp Income Equity                $117,965,140          $34,934,500
       US Bancorp Large Company Growth           63,523,615           21,052,510
       US Bancorp Small Companies Value         239,117,775           77,642,865
       -------------------------------------------------------------------------

       MUTUAL FUNDS                              NET ASSETS        SHARES ISSUED
       -------------------------------------------------------------------------
       Equity Income Fund                      $260,221,997            7,700,074
       Large Cap Growth Fund                    639,938,121            3,627,848
       Micro Cap Fund                                    --           23,911,778
       -------------------------------------------------------------------------

       The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Class Y in the Statement of Changes in Net Assets for each respective fund.

       On December 6, 1997 the Large Companies Value Trust Fund of the Advisor was converted into the Large Cap Value Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. 10,793,662 of Class Y shares of the Large Cap Value Fund were issued at the time of conversion. The net assets of the Common Trust Fund and Large Cap Value Fund immediately before the conversion were $265,739,968 and $1,574,696,070 respectively. Included in this amount was $86,510,389 of unrealized gains.


                           115    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS  SEPTEMBER 30, 1998

11  QUALIVEST MERGER

       On November 21, 1997, the following reorganization of the Qualivest Funds into the FAIF Funds took place pursuant to a Plan of Reorganization approved by the Qualivest shareholders on October 31, 1997:

       QUALIVEST ACQUIRED FUND              FAIF ACQUIRING FUND
       -------------------------------------------------------------------------
       Optimized Stock Fund                 Equity Index Fund
       Large Companies Values Fund          Large Cap Value Fund
       International Opportunities Fund     International Index Fund
                                            (New FAIF Fund)
       Small Companies Value                Small Cap Value
                                            (New FAIF Fund)
       -------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization, the Qualivest Class A and Class C shares were exchanged for FAIF Class A shares of Qualivest Class Q and Class Y shares were exchanged for shares of FAIF Class Y.

       The financial information presented for Small Cap Value Fund and International Index Fund prior to November 21, 1997 is that of the Qualivest Small Companies Value Fund and International Opportunities Fund, respectively. The historical financial information was carried over to the newly formed FAIF fund.

       The net assets before the reorganization and shares issued and redeemed were as follows:

                                              ACQUIRING FUND'S   ACQUIRED FUND'S
       FAIF FUND                 NET ASSETS      SHARES ISSUED   SHARES REDEEMED
       -------------------------------------------------------------------------
       Equity Index          $  588,178,511         18,031,329        22,037,539
       Large Cap Value        1,118,968,409          7,029,057        12,142,680
       International Index               --         17,489,227        17,489,234
       Small Cap Value                   --         25,553,735        25,556,824
       -------------------------------------------------------------------------

       Included in the net assets from the Qualivest Funds were the following components:

                                                            UNDISTRIBUTED
                                                        (DISTRIBUTIONS IN     ACCUMULATED
                                                           EXCESS OF) NET        REALIZED    NET UNREALIZED
       QUALIVEST FUND              PAID IN CAPITAL      INVESTMENT INCOME     GAIN (LOSS)      APPRECIATION        NET ASSETS
       ----------------------------------------------------------------------------------------------------------------------
       Optimized Stock                $244,963,207            $   (3,653)    $   (46,158)      $106,772,181      $351,685,577
       Large Companies Value           127,578,224                (7,466)        (56,214)        43,260,898       170,775,442
       International Opportunities     183,254,306               866,770       3,224,763          7,354,218       194,700,057
       Small Companies Value           289,976,520              (113,306)     36,052,451        144,053,739       469,969,404
       ----------------------------------------------------------------------------------------------------------------------

12  FAIF ASSET ALLOCATION MERGER

       On November 21, 1997, the assets of FAIF Asset Allocation Fund were reorganized into the FAIF Balanced Fund. Under the Agreement and Plan of Reorganization, the Asset Allocation Class A, B, and Y shares were exchanged for Class A, B, and Y shares of Balanced Fund.

       The acquisition was accompanied by a tax-free exchange in which 9,475,207 shares of the Asset Allocation Fund were exchanged for 7,167,873 shares of the Balanced Fund. The total net assets of the Balanced Fund prior to the conversion were $514,997,252. Asset Allocation net assets on November 21, 1997 were combined with those of the Balanced Fund. Included in the net assets of $101,649,757 were $89,550,476 of paid in capital, $110 of excess of distribution over net investment income, $145,003 of accumulated net realized losses and $12,244,394 of net unrealized appreciation.

                           116    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

13  PIPER MERGER

       The Board of Directors and shareholders of the Piper Funds approved a reorganization of certain Piper Funds into FAIF which took place at the close of business on July 31, 1998:



       PIPER ACQUIRED FUND         FAIF ACQUIRING FUND
       -------------------------------------------------------------------------------
       Balanced                    Balanced
       Growth                      Large Cap Growth (formerly Diversified Growth Fund)
       Growth and Income           Large Cap Value (formerly Stock Fund)
       Emerging Growth             Mid Cap Growth (New FAIF shell)
       Small Companies Growth      Small Cap Growth (formerly Emerging Growth)
       Pacific-European Growth     International
       Emerging Markets Growth     Emerging Markets (New FAIF shell)
       -------------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization the Piper Class A shares were exchanged for FAIF Class A shares, and Piper Class Y shares were exchanged for FAIF Class Y shares.

       The financial information presented for Small Cap Growth Fund prior to July 31, 1998 and for Mid Cap Growth and Emerging Markets prior to August 7, 1998 is that of the Piper Small Company Growth Fund, Piper Emerging Growth, and Piper Emerging Markets Growth, respectively. The historical financial information of the Piper Funds were carried over to the newly formed FAIF funds.

       The net assets before the reorganization shares issued and redeemed by the corresponding FAIF funds were as follows:

                                             ACQUIRING FUND'S    ACQUIRED FUND'S
       FAIF FUND                 NET ASSETS     SHARES ISSUED    SHARES REDEEMED
       -------------------------------------------------------------------------
       Balanced             $  585,905,723          3,017,680          3,150,040
       Large Cap Growth        786,895,792          9,268,056         16,443,730
       Large Cap Value       1,533,335,392          5,499,970          7,909,764
       Mid Cap Growth                   --         21,069,733         21,069,733
       International           445,542,928          3,374,185          3,752,849
       Emerging Markets                 --          1,014,036          1,014,036
       -------------------------------------------------------------------------

       Included in the net assets from the Piper Funds were the following components:

                                                   (DISTRIBUTIONS IN       ACCUMULATED    NET UNREALIZED
                                                      EXCESS OF) NET          REALIZED     APPRECIATION/
       PIPER FUND              PAID IN CAPITAL     INVESTMENT INCOME       GAIN (LOSS)      DEPRECIATION        NET ASSETS
       -------------------------------------------------------------------------------------------------------------------
       Balanced                   $ 33,376,466          $        --       $        --        $10,507,084      $ 43,883,550
       Growth                       98,020,791                   --                --         72,267,759       170,288,550
       Growth & Income              83,543,993                   --            (1,112)        53,525,337       137,068,218
       Emerging Growth             146,516,915           (1,559,461)       55,342,876         92,043,362       292,343,692
       Pacific-European Growth      42,458,135                  (30)       (1,605,538)        10,368,460        51,221,027
       Emerging Markets Growth      15,062,390             (202,028)       (7,144,878)          (342,930)        7,372,554
       -------------------------------------------------------------------------------------------------------------------

       On July 31, 1998 the First American Small Cap Growth Fund acquired the Piper Small Company Growth Fund. The Piper Small Company Growth Fund is the financial reporting survivor. Therefore, Small Cap Growth Fund net assets were combined with those of the Piper Small Company Growth Fund. Prior to the conversion the Piper Small Company Growth Fund net assets were $31,790,965. Included in the net assets of $154,094,291 of Small Cap Growth Fund were $133,865,910 of paid in capital, $65,299 of undistributed net investment income, $8,286,188 of accumulated net realized gains, and $11,876,894 of net unrealized appreciation. At the time of conversion the shares outstanding of the Piper Small Company Growth Fund were adjusted to reflect the conversion ratios utilized for the reorganization.


                           117    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS  SEPTEMBER 30, 1998

       THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES, WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 1999. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

       Dear First American Investment Funds Shareholders:

       For the fiscal year ended September 30, 1998, each fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                       (A)               (B)               (C)
                                 LONG TERM       MEDIUM TERM          ORDINARY               (D)
                             CAPITAL GAINS     CAPITAL GAINS            INCOME             TOTAL             (E)
                             DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS      QUALIFYING
FUND                           (TAX BASIS)       (TAX BASIS)       (TAX BASIS)       (TAX BASIS)    DIVIDENDS(1)
----------------------------------------------------------------------------------------------------------------
Balanced                                20%               33%               47%              100%             24%
Equity Income                           37                19                44               100              92
Equity Index                            72                 2                26               100              99
Large Cap Growth                        63                28                 9               100              81
Large Cap Value                         14                55                31               100              50
Mid Cap Growth                          27                73                 0               100               0
Mid Cap Value                            5                11                84               100              12
Micro Cap Value                         93                 1                 6               100             100
Regional Equity                         65                13                22               100              41
Small Cap Growth                        35                36                29               100              10
Small Cap Value                          0                 0               100               100             100
Emerging Markets                         0                 0               100               100               0
International                           32                 0                68               100               0
International Index(3)                   0                 0               100               100               0
Health Sciences                         46                33                21               100              39
Technology                              54                46                 0               100               0
----------------------------------------------------------------------------------------------------------------

  *Items (A), (B) and (C) are based on a percentage of the fund's total distributions.
 **Item (E) is based on a percentage of ordinary income distributions of the fund.
(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2)Real Estate Securities Fund is not shown due to the fact that the tax year end is December 31st.
(3)International Index information represents dividends paid for the period 8/1/98-9/30/98. Dividends and foreign taxes paid prior to 7/31/98 were mailed previously.
(4)The percentages for the Small Cap Growth Fund are based upon the distributions made by the FAIF Small Cap Growth (formerly Emerging Growth). The distributions are different from the amounts shown in the financial statements because the accounting and legal survivors are different.


                           118    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

       FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

       Dear First American International Index Fund Shareholder:

       The following is important information regarding foreign tax credits.

       The First American International Index Fund has made an election under
       Section 853 of the Internal Revenue Code to pass through the benefit of foreign tax credits to its shareholders. The information provided below is pertinent to taxpayers who meet the following criteria:

       1) File a U.S. Federal Income Tax Return on the basis of fiscal year ended September 30, 1998, and

       2) Held shares of the Fund on the dividend record date of September 22, 1998.

       The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:



                            CLASS Y                     CLASS A                    CLASS B
                   --------------------------------------------------------------------------------
                       GROSS       FOREIGN         GROSS       FOREIGN         GROSS       FOREIGN
COUNTRY             DIVIDEND    TAXES PAID      DIVIDEND    TAXES PAID      DIVIDEND    TAXES PAID
---------------------------------------------------------------------------------------------------
Australia             0.0037        0.0003        0.0034        0.0003        0.0025        0.0003
Belgium               0.0003           --         0.0003           --         0.0002           --
Denmark               0.0003           --         0.0003           --         0.0002           --
Hong Kong             0.0029           --         0.0027           --         0.0019           --
Ireland               0.0003        0.0001        0.0003        0.0001        0.0003        0.0001
Japan                 0.0130        0.0013        0.0121        0.0013        0.0089        0.0013
Malaysia              0.0007        0.0002        0.0007        0.0002        0.0005        0.0002
Netherlands           0.0060        0.0008        0.0056        0.0008        0.0042        0.0008
New Zealand           0.0005        0.0001        0.0005        0.0001        0.0004        0.0001
Singapore             0.0007        0.0001        0.0006        0.0001        0.0005        0.0001
Spain                 0.0007           --         0.0007           --         0.0005           --
United Kingdom        0.0268        0.0031        0.0250        0.0031        0.0185        0.0031
United States         0.0031           --         0.0028           --         0.0020           --
                   --------------------------------------------------------------------------------
                      0.0590        0.0060        0.0550        0.0060        0.0406        0.0060
---------------------------------------------------------------------------------------------------


                           119    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS  SEPTEMBER 30, 1998

       FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

       Dear First American International Fund Shareholder:

       The following is important information regarding foreign tax credits.

       The First American International Fund has made an election under Section 853 of the Internal Revenue Code to pass through the benefit of foreign tax credits to its shareholders. The information provided below is pertinent to taxpayers who meet the following criteria:

       1) File a U. S. Federal Income Tax Return on the basis of fiscal year ended September 30, 1998, and

       2) Held shares of the Fund on the dividend record date of December 22, 1997.

       The amount per share of income from and foreign taxes paid to each country is listed in the following schedule:



                           CLASS Y                     CLASS A                    CLASS B
                  -------------------------------------------------------------------------------
                      GROSS       FOREIGN         GROSS       FOREIGN         GROSS       FOREIGN
COUNTRY            DIVIDEND    TAXES PAID      DIVIDEND    TAXES PAID      DIVIDEND    TAXES PAID
-------------------------------------------------------------------------------------------------
Brazil               0.0404        0.0000        0.0365        0.0000        0.0326        0.0000
Canada               0.0117        0.0004        0.0106        0.0004        0.0095        0.0004
Chile                0.0006        0.0000        0.0006        0.0000        0.0005        0.0000
Denmark              0.0010        0.0000        0.0009        0.0000        0.0008        0.0000
Finland              0.0092        0.0004        0.0083        0.0004        0.0075        0.0004
France               0.0505        0.0006        0.0457        0.0006        0.0409        0.0006
Germany              0.0560        0.0015        0.0507        0.0015        0.0454        0.0015
Great Britain        0.0781        0.0024        0.0708        0.0024        0.0634        0.0024
Hong Kong            0.0423        0.0000        0.0383        0.0000        0.0341        0.0000
Israel               0.0005        0.0000        0.0005        0.0000        0.0005        0.0000
Italy                0.0068        0.0003        0.0061        0.0003        0.0055        0.0003
Japan                0.0333        0.0012        0.0302        0.0012        0.0270        0.0012
Mexico               0.0088        0.0000        0.0079        0.0000        0.0071        0.0000
Malaysia             0.0038        0.0003        0.0035        0.0003        0.0031        0.0003
Netherlands          0.0947        0.0036        0.0859        0.0036        0.0770        0.0036
Portugal             0.0046        0.0001        0.0041        0.0001        0.0037        0.0001
Spain                0.0123        0.0005        0.0112        0.0005        0.0100        0.0005
Switzerland          0.0396        0.0015        0.0360        0.0015        0.0322        0.0015
Sweden               0.0267        0.0010        0.0242        0.0010        0.0217        0.0010
                  -------------------------------------------------------------------------------
                     0.5209        0.0138        0.4720        0.0138        0.4225        0.0138
-------------------------------------------------------------------------------------------------



                           120    '98 ANNUAL REPORT FIRST AMERICAN FUNDS

FIRST AMERICAN INVESTMENT FUNDS, INC.
BOARD OF DIRECTORS



         MR. DAVID BENNETT
         Director of the First American Investment Funds, Inc.
         Of counsel with Gray, Plant, Mooty, Mooty and Bennett,
         Owner of three privately-held businesses
--------------------------------------------------------------------------------


         MR. ROBERT DAYTON
         Director of the First American Investment Funds, Inc.
         Chief Executive Officer of Okabena Company
--------------------------------------------------------------------------------


         MR. ROGER GIBSON
         Director of the First American Investment Funds, Inc.
         Vice President of North America-Mountain Region for United Airlines
--------------------------------------------------------------------------------


         MR. ANDREW HUNTER III
         Director of the First American Investment Funds, Inc.
         Chairman of Hunter Keith Industries
--------------------------------------------------------------------------------


         MR. LEONARD KEDROWSKI
         Director of the First American Investment Funds, Inc.
         Owner and President of Executive Management Consulting, Inc.
--------------------------------------------------------------------------------


         MR. ROBERT SPIES
         Director of the First American Investment Funds, Inc.
         Retired Vice President, U.S. Bank National Association
--------------------------------------------------------------------------------


         MR. JOSEPH STRAUSS
         Director of the First American Investment Funds, Inc.
         Former Chairman of First American Funds,
         Owner and President of Strauss Management Company
--------------------------------------------------------------------------------


         MS. VIRGINIA STRINGER
         Chairman of the First American Investment Funds, Inc.
         Owner and President of Strategic Management Resources, Inc.
--------------------------------------------------------------------------------

     FIRST AMERICAN INVESTMENT FUNDS, INC.
     1 Freedom Valley Drive
     Oaks, Pennsylvania 19456


INVESTMENT ADVISOR
     FIRST AMERICAN ASSET MANAGEMENT,
     A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
     601 Second Avenue South
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

ADMINISTRATOR
     SEI INVESTMENTS MANAGEMENT
     CORPORATION
     1 Freedom Valley Drive
     Oaks, Pennsylvania 19456

TRANSFER AGENT
     DST SYSTEMS, INC.
     330 West Ninth Street
     Kansas City, Missouri 64105

DISTRIBUTOR
     SEI INVESTMENTS DISTRIBUTION CO.
     1 Freedom Valley Drive
     Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
     KPMG PEAT MARWICK LLP
     90 South Seventh Street
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     220 South Sixth Street
     Minneapolis, Minnesota 55402


This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involve investment risk including loss of principal amount invested.

The performance data quoted represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

                                                                  11/1998 200-98